SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material pursuant to §240.14a-12

Delanco Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.
Title of each class of securities to which transaction applies:

2.
Aggregate number of securities to which transaction applies:

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.
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5.
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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.
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JOINT PROXY STATEMENT OFFERING CIRCULAR

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
Dear Shareholders of Delanco Bancorp, Inc.:
On October 18, 2017, Delanco Bancorp, Inc., or Delanco, and First Bank agreed to a strategic business combination in which Delanco will merge with and into FB Merger Corp., a New Jersey corporation wholly owned subsidiary of First Bank, or Merger Sub, which we refer to as the merger. If the merger is completed, each share of Delanco common stock issued and outstanding immediately prior to the merger will be converted into the right to receive 1.11 shares of First Bank common stock. Simultaneously with the merger, Delanco Federal Savings Bank, a federal savings association and wholly owned subsidiary of Delanco, or Delanco Bank, will merge with and into First Bank, which we refer to as the bank merger.
We are sending you this joint proxy statement/offering circular to notify you of, and invite you to, the special meeting of Delanco shareholders, which we refer to as the Delanco special meeting, being held to consider the Agreement and Plan of Reorganization, dated as of October 18, 2017, as amended on March 12, 2018, which we refer to as the merger agreement, that Delanco has entered into with First Bank and Merger Sub, and related matters, and to ask you to vote at the Delanco special meeting “FOR” the approval of the merger agreement. Shares of First Bank common stock are listed on the Nasdaq Global Market under the ticker symbol “FRBA”. Shares of Delanco common stock are quoted on the OTC Bulletin Board under the ticker symbol “DLNO”.
First Bank and Delanco Bank have entered into an Agreement and Plan of Merger, dated as of March 12, 2018, which we refer to as the bank merger agreement, that will govern the bank merger transaction. First Bank will also hold an annual meeting of their shareholders to approve the bank merger agreement and related matters as described in the accompanying joint proxy statement/offering circular.
The market value of the merger consideration will fluctuate with the market price of First Bank common stock. The following table presents the closing prices of First Bank common stock and Delanco common stock on October 17, 2017, the last trading day before public announcement of the merger, and on March 19, 2018, the last practicable trading day before the distribution of this joint proxy statement/offering circular. The table also presents the implied value of the merger consideration proposed for each share of Delanco common stock converted into the merger consideration on those dates, as determined by multiplying the closing price of First Bank common stock on those dates by the exchange ratio of 1.11 provided for in the merger agreement. We urge you to obtain current market quotations for shares of First Bank common stock and Delanco common stock.
	First Bank Common Stock (Nasdaq: FRBA)	Delanco Common Stock (OTCBB: DLNO)	Implied Value of One Share of Delanco Common Stock
At October 17, 2017	$12.75	$13.10	$14.15
At March 19, 2018	$14.30	$15.48	$15.87
The Delanco board of directors may terminate the merger agreement if the average closing price of First Bank common stock over the 20 consecutive trading days ending on the tenth day prior to the closing date of the merger is less than $10.20 and fails to meet certain comparison thresholds relative to the NASDAQ Bank Index, as further described in the accompanying joint proxy statement/offering circular. If the Delanco board of directors terminates the merger agreement, First Bank may prevent the merger agreement from being terminated by increasing the number of shares of First Bank common stock to be issued to holders of Delanco common stock in the merger. See “The Merger Agreement — Termination of the Merger Agreement.”
Your vote is very important. We cannot complete the merger unless the Delanco shareholders approve the merger agreement. The merger agreement must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting. Regardless of whether or not you plan to attend the Delanco special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us, or voting by telephone or the Internet following the instructions provided on the proxy card. The Delanco special meeting will be held on April 24, 2018, at 5:00 p.m., local time, at Delanco’s offices located at 615 Burlington Avenue, Delanco, New Jersey 08075.

The Delanco board of directors unanimously recommends that Delanco shareholders vote “FOR” approval of the merger agreement and “FOR” the other matters to be considered at the Delanco special meeting.
The accompanying joint proxy statement/offering circular describes the First Bank annual meeting, the Delanco special meeting, the merger, the bank merger, the documents related to the merger and the bank merger and other related matters.
Please carefully read the entire joint proxy statement/offering circular, including “Risk Factors” beginning on page 26, for a discussion of the risks relating to the proposed merger and related matters.
James E. Igo
Chairman, President & Chief Executive Officer
Patrick M. Ryan
Chairman of the Board
Neither the Federal Deposit Insurance Corporation nor any other bank regulatory agency, nor the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger, the bank merger, the issuance of First Bank common stock to be issued in connection with the merger or the other transactions described in this joint proxy statement/offering circular or passed upon the adequacy or accuracy of this joint proxy statement/offering circular. Any representation to the contrary is a criminal offense.
The shares of First Bank common stock to be issued in the merger are not savings accounts, deposits or other obligations of a bank or depository institution and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.
This joint proxy statement/offering circular is dated March 23, 2018, and is first being mailed or otherwise delivered to the shareholders of First Bank and Delanco on or about March 23, 2018.

DELANCO BANCORP, INC.
615 Burlington Avenue
Delanco, New Jersey 08075
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on April 24, 2018
To the Shareholders of Delanco Bancorp, Inc.:
A special meeting of shareholders of Delanco Bancorp, Inc. will be held at Delanco’s offices at 615 Burlington Avenue, Delanco, New Jersey 08075, on April 24, 2018, at 5:00 p.m., local time, to vote upon the following matters:
1.
a proposal to approve an Agreement and Plan of Reorganization, dated as of October 18, 2017, as amended on March 12, 2018, by and between Delanco Bancorp, Inc., and First Bank providing for the merger of Delanco with and into FB Merger Corp., a New Jersey corporation wholly owned subsidiary of First Bank, which we refer to as the merger proposal, a copy of which is included as Annex A to the accompanying joint proxy statement/offering circular;

2.
a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Delanco’s named executive officers in connection with the completion of the merger, which we refer to as the Delanco compensation proposal; and

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a proposal to adjourn the special meeting, if necessary and appropriate, to permit further solicitation of proxies in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger agreement, which we refer to as the Delanco adjournment proposal.

Your vote is very important. We cannot complete the merger unless the Delanco shareholders approve the merger agreement. Only shareholders of record on February 28, 2018 are entitled to receive notice of, and to vote at, the special meeting of the shareholders of Delanco, which we refer to as the Delanco special meeting.
Information regarding the merger, the documents related to the merger and other matters to be considered at the Delanco special meeting is contained in the accompanying joint proxy statement/offering circular and its annexes. If you have any questions concerning the merger or the joint proxy statement/offering circular, would like additional copies of the joint proxy statement/offering circular or need help voting your shares of Delanco common stock, please contact our proxy solicitor, Laurel Hill Advisory Group, LLC, toll free at (888) 742-1305.
Regardless of whether or not you plan to attend the Delanco special meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope, or vote by telephone or Internet using the instructions provided on the proxy card. It is important that your interests be represented at the Delanco special meeting.
The Delanco board of directors unanimously recommends that Delanco shareholders vote “FOR” approval of the merger proposal, “FOR” the Delanco compensation proposal and “FOR” the Delanco adjournment proposal.
By Order of the Board of Directors,
Douglas R. Allen, Jr.
Corporate Secretary
Delanco, New Jersey
March 23, 2018

REFERENCES TO ADDITIONAL INFORMATION
This joint proxy statement/offering circular provides you with detailed information about the merger agreement, the bank merger agreement, the merger, the bank merger and the other matters that will be considered at each of the First Bank annual meeting and the Delanco special meeting. The boards of directors of Delanco and First Bank encourage you to read this entire document carefully.
This joint proxy statement/offering circular incorporates by reference important business and financial information about First Bank from documents filed by First Bank with the Federal Deposit Insurance Corporation, or FDIC, that are not included in or delivered with this joint proxy statement/offering circular. You can obtain free copies of these documents filed with the FDIC, through the FDIC’s website at http://www2.fdic.gov/efr/or by writing or calling:
Stephen F. Carman, Executive Vice President and Chief Financial Officer
First Bank
2465 Kuser Road
Hamilton, New Jersey 08690
Telephone: 609-643-0136
Email: stephen.carman@firstbanknj.com
In addition, if you are a Delanco shareholder and have questions about the Delanco special meeting, need additional copies of this joint proxy statement/offering circular or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Delanco at the following address and telephone number:
James E. Igo, Chairman, President & Chief Executive Officer
Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, New Jersey 08075
Telephone: 856-461-0611
Email: jigo@delancofsb.com
In order to obtain timely delivery of these documents, you should request the information by April 17, 2018. See the section entitled “Where You Can Find More Information” for additional information.
Neither Delanco nor First Bank has authorized anyone to provide you with any information other than the information included in this document and the documents to which you are referred in this document. If someone provides you with other information, please do not rely on it as being authorized by Delanco or First Bank.
This joint proxy statement/offering circular offers only the shares of First Bank common stock offered in the merger, and offers such shares only where it is legal to do so.
This joint proxy statement/offering circular has been prepared as of March 23, 2018. You should not assume that the information contained in this joint proxy statement/offering circular is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/offering circular is accurate as of any date other than the date of the incorporated document. Neither our mailing of this joint proxy statement/offering circular to First Bank shareholders and Delanco shareholders nor the issuance by First Bank of shares of First Bank common stock to Delanco shareholders in connection with the merger will create any implication to the contrary.
This joint proxy statement/offering circular shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation. The information contained in this joint proxy statement/offering circular with respect to First Bank was provided solely by First Bank, and the information contained in this joint proxy statement/offering circular with respect to Delanco was provided solely by Delanco.
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THE MERGER AGREEMENT	67
Structure of the Merger	67
Effective Time of the Merger	67
Conversion of Shares; Exchange of Certificates	68
Representations and Warranties	68
Covenants and Agreements	72
Agreement Not to Solicit Other Offers	76
Delanco Special Meeting and Recommendation of Delanco Board of Directors	77
Conditions to Consummation of the Merger	78
Termination of the Merger Agreement	79
Effect of Termination	80
Termination Fee	80
Voting Agreements	80
Expenses and Fees	80
Amendment, Waiver and Extension of the Merger Agreement	81
THE BANK MERGER AGREEMENT	82
Structure of the Bank Merger	82
Effective Time of the Bank Merger	82
Organization Following the Bank Merger	82
Representations and Warranties	82
Covenants and Agreements	82
Conditions to Consummation of the Bank Merger	83
Termination	83
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER	84
COMPARISON OF SHAREHOLDERS’ RIGHTS	87
OTHER MATTERS TO BE CONSIDERED AT THE FIRST BANK ANNUAL MEETING	91
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	111
LEGAL MATTERS	114
EXPERTS	114
OTHER BUSINESS	114
FIRST BANK SHAREHOLDER PROPOSALS AND NOMINATIONS	115
DELANCO SHAREHOLDER PROPOSALS AND NOMINATIONS	115
WHERE YOU CAN FIND MORE INFORMATION	115
ANNEXES
A. Agreement and Plan of Reorganization, including the form of Voting Agreement
B. Agreement and Plan of Merger (Bank Merger Agreement)
C. Opinion of FinPro Capital Advisors, Inc.

D.   Description of Delanco’s Business; Consolidated Historical Financial Statements for    Delanco Bancorp, Inc. and Related Management’s Discussion and Analysis of Financial    Condition and Results of Operations

E. First Bank Dissenters’ Rights
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QUESTIONS AND ANSWERS ABOUT THE MERGERS
The following are answers to some questions that you may have regarding the merger of Delanco with and into FB Merger Corp., a New Jersey corporation and wholly owned subsidiary of First Bank, or Merger Sub, the merger of Delanco Federal Savings Bank, a federal savings association and wholly owned subsidiary of Delanco, or Delanco Bank, with and into First Bank and the First Bank annual meeting and Delanco special meeting of shareholders, and brief answers to those questions. We urge you to read carefully the remainder of this joint proxy statement/offering circular because the information in this section does not provide all of the information that might be important to you with respect to the merger and the bank merger, which we refer to collectively as the mergers. Additional important information is also contained in the documents incorporated by reference into this joint proxy statement/offering circular. See the section entitled “Where You Can Find More Information” for further information.
Q:
What is the purpose of this document?

A:   This document serves as both a joint proxy statement of Delanco and First Bank and as an offering circular for First Bank common stock. As a joint proxy statement, it is being provided to:
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Delanco shareholders by the Delanco board of directors in connection with that board of directors’ solicitation of proxies for the Delanco special meeting at which the Delanco shareholders will be asked to:

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approve the merger proposal;

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approve the Delanco compensation proposal; and

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approve the Delanco adjournment proposal, if necessary or appropriate.

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First Bank shareholders by the First Bank board of directors in connection with that board of directors’ solicitation of proxies for the First Bank annual meeting at which the First Bank shareholders will be asked to:

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approve the bank merger proposal;

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approve the First Bank adjournment proposal, if necessary or appropriate;

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approve the director proposal;

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approve the First Bank compensation proposal; and

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approve the auditor proposal.

As an offering circular, this document is being provided to Delanco shareholders because First Bank is offering to exchange shares of its common stock for shares of Delanco common stock upon completion of the merger.
Q:
What are the mergers?

A:   First Bank, Delanco and FB Merger Corp, which we refer to as Merger Sub, have entered into an Agreement and Plan of Reorganization, dated as of October 18, 2017, as amended on March 12, 2018, which we refer to as the merger agreement, pursuant to which, subject to the terms and conditions of the merger agreement, Delanco will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation, which we refer to as the merger. In addition, First Bank and Delanco Bank, a federal savings bank, and wholly owned subsidiary of Delanco, have entered into an Agreement and Plan of Merger, dated as of March 12, 2018, which we refer to as the bank merger agreement, pursuant to which Delanco Bank will merge with and into First Bank with First Bank as the surviving bank. A copy of the merger agreement is attached as Annex A and a copy of the bank merger agreement is attached as Annex B to this joint proxy statement/offering circular. In order to complete the mergers, First Bank needs the approval of its shareholders of the bank merger agreement, which requirement was included in the amendment to the merger agreement, and Delanco needs the approval of its shareholders of the merger agreement.

Q:
What will a Delanco shareholder receive in the merger?

A:   Upon completion of the merger, the shareholders of Delanco will receive, for each share of Delanco common stock they own at the effective time of the merger, 1.11 shares of First Bank common stock, subject to adjustment as described in the merger agreement, which we refer to as the exchange ratio. We refer to the shares of First Bank common stock to be received in the merger as the merger consideration.
Q:
What happens to the Delanco equity awards in the merger?

A:   At the effective time of the merger, each Delanco stock option to purchase shares of Delanco common stock under Delanco’s equity incentive plan, whether vested or unvested, will be canceled and converted into the right to receive from First Bank a cash payment equal to the product of (1) the total number of shares of Delanco common stock subject to such option, and (2) the difference, if positive, between the value of the merger consideration price and the exercise price per share of such option. Any such option with an exercise price per share that equals or exceeds the value of the merger consideration will be canceled at the effective time of the merger with no consideration paid to the option holder therefor. The merger consideration price will be equal to the product of  (1) the exchange ratio and (2) the average of the daily closing prices of First Bank common stock for the 20 consecutive full trading days on which such shares of First Bank common stock are actually traded on the Nasdaq Global Market ending at the close of trading on the tenth day prior to the closing date of the merger, or the average closing price.
Q:
What happens to the Delanco Employee Stock Ownership Plan in the merger?

A:   Delanco’s employee stock ownership plan, or the Delanco ESOP, will terminate at least three business days prior to the effective time of the merger. Delanco will direct the trustee of the Delanco ESOP to remit a sufficient number of shares of Delanco common stock held in its loan suspense account to Delanco or any other lender to repay the balance of the Delanco ESOP acquisition loans. All remaining shares of Delanco common stock held by the Delanco ESOP at the effective time of the merger will be converted into the right to receive the merger consideration.
Q:
Will the value of the merger consideration change between the date of this joint proxy statement/offering circular and the time the mergers are completed?

A:   Yes. Although the number of shares of First Bank common stock that Delanco shareholders will receive in the merger is fixed, the value of the merger consideration will fluctuate between the date of this joint proxy statement/offering circular and the completion of the merger based upon the market value of First Bank common stock. Any fluctuation in the market price of First Bank common stock after the date of this joint proxy statement/offering circular will change the value of the First Bank common stock that Delanco shareholders will receive.
Q:
Are there any voting agreements with existing Delanco shareholders?

A:   Yes. In connection with the merger agreement, each member of the Delanco board of directors, in his or her capacity as a shareholder of Delanco, has separately entered into a voting agreement with First Bank, the form of which is attached as Exhibit B to the merger agreement which is attached as Annex A to this joint proxy statement/offering circular, in which he or she has agreed to vote all shares of Delanco common stock that he or she owns and has the sole power to vote in favor of the merger proposal and any other matter that is required to be approved by the Delanco shareholders to facilitate the transactions contemplated by the merger agreement. In addition, Joseph Stilwell, together with certain investment funds that he controls, which we refer to as the Stilwell group, entered into a similar voting agreement. As of the record date, these shareholders beneficially owned, in the aggregate, 150,890 shares of Delanco common stock, representing approximately 16.0% of the voting power of Delanco common stock.
Q:
When do you expect the mergers to be completed?

A:   We are working toward completing the mergers as quickly as possible. We cannot close the mergers until after the shareholders of Delanco have approved the merger agreement and the shareholders of First Bank have approved the bank merger agreement, and the other closing conditions have been satisfied. We expect to complete the merger and the bank merger during the second calendar quarter of 2018.

Q:
When and where is the Delanco special meeting and the First Bank annual meeting?

A:   The Delanco special meeting will be held at Delanco’s offices, located at 615 Burlington Avenue, Delanco, New Jersey 08075 on April 24, 2018, at 5:00 p.m., local time. The First Bank annual meeting will be held at The Stone Terrace located at 2275 Kuser Road, Hamilton, New Jersey 08690 on April 24, 2018, at 10:00 a.m., local time.
Q:
Who is entitled to vote?

A:   Holders of record of Delanco common stock at the close of business on February 28, 2018, which is the date that the Delanco board of directors has fixed as the record date for the Delanco special meeting, or the Delanco record date, are entitled to vote at the Delanco special meeting.
Holders of record of First Bank common stock at the close of business on March 14, 2018, which is the date that the First Bank board of directors has fixed as the record date for the First Bank annual meeting, or the First Bank record date, are entitled to vote at the First Bank annual meeting.
Q:
What constitutes a quorum for the Delanco special meeting and for the First Bank annual meeting?

A:   The presence, in person or by proxy, of a majority of the shares of Delanco common stock outstanding on the record date will constitute a quorum for the purposes of the Delanco special meeting.
The presence, in person or by proxy, of a majority of the shares of First Bank common stock outstanding on the record date will constitute a quorum for the purposes of the First Bank annual meeting.
If a quorum is not present at either the annual or special meeting, such meeting will be postponed until the holders of the number of shares of Delanco common stock or First Bank common stock, as applicable, required to constitute a quorum attend. If you submit a properly executed proxy card, even if you abstain from voting, your shares of Delanco common stock or First Bank common stock, as applicable, will be counted for purposes of determining whether a quorum is present at the applicable meeting. If additional votes must be solicited in order for the First Bank shareholders to approve the bank merger proposal and the First Bank adjournment proposal is approved, it is expected that the First Bank annual meeting will be adjourned to solicit additional proxies. If additional votes must be solicited in order for the Delanco shareholders to approve the merger proposal and the Delanco adjournment proposal is approved, it is expected that the Delanco special meeting will be adjourned to solicit additional proxies.
Q:
What is the vote required to approve each proposal at the Delanco special meeting?

A:   In order for the merger proposal to be approved, the merger agreement must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting.
Approval of the Delanco compensation proposal and Delanco adjournment proposal each requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting.
Q:
What is the vote required to approve each proposal at the First Bank annual meeting?

A:   In order for the bank merger proposal to be approved, the bank merger agreement must be approved by the affirmative vote, in person or by proxy, of the holders of at least two-thirds of the shares of First Bank common stock outstanding and entitled to vote on the record date.
Approval of the director proposal requires the affirmative vote of a plurality of the votes cast, in person or by proxy, by all First Bank shareholders entitled to vote for the election of First Bank directors.
Approval of the First Bank compensation proposal, the auditor proposal and First Bank adjournment proposal requires the affirmative vote of a majority of the votes represented, in person or by proxy, by the First Bank shareholders entitled to vote at the First Bank annual meeting.

Q:
What if I do not vote or I abstain?

For the merger proposal, the Delanco compensation proposal and the Delanco adjournment proposal, if a Delanco shareholder present in person at the Delanco special meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have no effect on the vote count. If a Delanco shareholder is not present in person at the Delanco special meeting and does not respond by proxy, it will have no effect on the vote for the merger proposal, the Delanco compensation proposal or the Delanco adjournment proposal.
For the bank merger proposal, First Bank compensation proposal, the auditor proposal and First Bank adjournment proposal, if a First Bank shareholder present in person at the First Bank annual meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have the same effect as a vote cast “AGAINST” such proposal. If a First Bank shareholder is not present in person at the First Bank annual meeting and does not respond by proxy, it will have the same effect as a vote cast “AGAINST” the bank merger proposal and it will have no effect on the vote for the First Bank compensation proposal, the auditor proposal and the First Bank adjournment proposal.
For the director proposal, if a First Bank shareholder present in person at the First Bank annual meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have no effect on the vote count for the adjournment proposal. If a First Bank shareholder is not present in person at the First Bank annual meeting and does not respond by proxy, it will have no effect on the vote for the director proposal.
Q:
Why is my vote important?

A:   If you do not vote, it will be more difficult for Delanco or First Bank to obtain the necessary quorum to hold their respective shareholder meetings. The merger agreement must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock at the Delanco special meeting and the bank merger agreement must be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of First Bank common stock outstanding and entitled to vote on the record date. The Delanco board of directors unanimously recommends that Delanco shareholders vote “FOR” the merger proposal. The First Bank board of directors unanimously recommends that First Bank shareholders vote “FOR” the bank merger proposal.
Q:
How many votes do I have?

A:   Each outstanding share of Delanco common stock entitles its holder to cast one vote. As of the record date, there were 945,425 shares of Delanco common stock outstanding and entitled to vote at the Delanco special meeting.
Each outstanding share of First Bank common stock entitles its holder to cast one vote. As of the record date, there were 17,481,975 shares of First Bank common stock outstanding and entitled to vote at the First Bank annual meeting.
Q:
How do I vote?

A:   If you are a shareholder of record of First Bank as of the First Bank record date or a shareholder of record of Delanco as of the Delanco record date, you may vote by: accessing the Internet website specified on your proxy card; calling the toll-free number specified on your proxy card; or signing the enclosed proxy card and returning it in the postage-paid envelope provided.
Q:
May I change my vote or revoke my proxy after I have delivered my proxy or voting instruction card?

A:   Yes. You may change your vote at any time before your proxy is voted at the applicable meeting. You may do this in one of four ways: by sending a notice of revocation to the Secretary of First Bank or Delanco, as the case may be, at any time prior to the vote being taken at the applicable shareholder meeting; by sending a completed proxy card bearing a later date than your original proxy card; by logging onto the website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so, and following the instructions on the proxy card; or by attending the applicable meeting and voting in person if your shares are registered in your name rather than in the name of a broker, bank or other nominee;

however, your attendance alone will not revoke any proxy. If you choose any of the first three methods, you must take the described action (and, in the case of the second method, your proxy card must be received) no later than the beginning of the applicable meeting. If your shares are held in an account at a broker, bank or other nominee, you should contact your broker, bank or other nominee to change your vote.
Q:
Can I attend the applicable shareholder meeting and vote my shares in person?

A:   Yes. All Delanco shareholders and all First Bank shareholders are invited to attend their respective shareholder meeting. Holders of record of Delanco common stock can vote in person at the Delanco special meeting. Holders of record of First Bank common stock can vote in person at the First Bank annual meeting. If you plan to attend either shareholder meeting, you must hold your shares in your own name. In addition, you must bring a form of personal photo identification with you in order to be admitted. Delanco and First Bank each reserves the right to refuse admittance to anyone without proper proof of share ownership or without proper photo identification. The use of cameras, sound recording equipment, communications devices or any similar equipment during either shareholder meeting is prohibited without express written consent of Delanco or First Bank, as applicable.
Q:
How do I vote my shares that are held in “street name”?

A:   If your shares of First Bank common stock or Delanco common stock, as applicable, are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to First Bank or Delanco or by voting in person at the shareholder meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Brokers who hold shares in street name for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. All of the proposals to be voted on at the Delanco special meeting and the bank merger proposal and the First Bank adjournment proposal voted on at the First Bank annual meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.
If you are a First Bank shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares:
•
your broker, bank or other nominee may not vote your shares on the bank merger proposal and such broker non-votes will have the same effect as a vote “AGAINST” the bank merger proposal; and

•
your broker, bank or other nominee may not vote your shares on the director proposal, the First Bank compensation proposal, the auditor proposal and the First Bank adjournment proposal and such broker non-votes will have the same effect as a vote “AGAINST” each such proposal.

If you are a Delanco shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on the merger proposal, Delanco compensation proposal or the Delanco adjournment proposal, which broker non-votes will have no effect on the vote count for such proposal. Your shares will also not be counted for the purpose of determining if a quorum is present, which may make it more difficult to approve the merger proposal.
Q:
What are the material United States federal tax consequences of the merger to Delanco shareholders?

A:   The respective obligations of First Bank and Delanco to consummate the merger are conditioned upon the receipt of a legal opinion from Covington & Burling LLP to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Neither First Bank nor Delanco currently intends to waive this opinion condition to its obligation to consummate the merger. If either First Bank or Delanco waives this opinion condition after this joint proxy statement/offering circular has been mailed to First Bank shareholders and Delanco shareholders, and if the tax consequences of the merger to Delanco shareholders have materially changed, First Bank and Delanco will recirculate appropriate soliciting materials to resolicit the votes of First Bank shareholders and Delanco shareholders.
As disclosed herein, the merger will qualify as a reorganization under Section 368(a) of the Code. Accordingly, because Delanco shareholders will receive solely shares of First Bank common stock and cash instead of a fractional share of First Bank common stock in exchange for their shares of Delanco common stock, a Delanco shareholder generally will not recognize any gain or loss, except with respect to the cash received instead of a fractional share of First Bank common stock.
For further information, see “Material United States Federal Income Tax Consequences of the Merger” beginning on page 84.
The U.S. federal income tax consequences described above may not apply to all Delanco shareholders. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your tax advisor for a full understanding of the particular tax consequences of the merger to you.
Q:
Do I have rights to dissent from the merger or the bank merger?

A:   Delanco shareholders do not have dissenter’s rights in connection with the merger. First Bank shareholders who dissent from the bank merger may demand appraisal rights and cash value for their shares in accordance with the New Jersey Banking Act of 1948, as amended, which we refer to as the NJBA.
Q:
Are there any regulatory or other conditions to the mergers occurring besides First Bank and Delanco shareholder approval?

A:   Yes. The merger of Delanco into Merger Sub and the merger of Delanco Bank into First Bank, must be approved by the FDIC, and the New Jersey Department of Banking and Insurance, or the NJDOBI. The Office of the Comptroller of the Currency, or the OCC, must receive prior notice of the merger, and the Federal Reserve Bank of Philadelphia may review the transaction as well. As of the date of this joint proxy statement/offering circular, First Bank and Delanco have received approval from the FDIC and the NJDOBI to consummate the merger and bank merger.
Completion of the mergers are also subject to certain other conditions. See the section entitled “The Merger Agreement — Conditions to Consummation of the Merger” and “The Bank Merger Agreement —  Conditions to Consummation of the Bank Merger.”
Q:
What do the respective boards of directors recommend?

A:   The Delanco board of directors has unanimously approved the merger and the merger agreement and believes that the proposed merger is in the best interests of Delanco and its shareholders. Accordingly, the Delanco board of directors unanimously recommends that Delanco shareholders vote “FOR” approval of the merger proposal and the other proposals to be presented at the Delanco special meeting.
Similarly, the First Bank board of directors has unanimously approved the merger, bank merger, the merger agreement and the bank merger agreement and believes that such action is in the best interests of First Bank and its shareholders. Accordingly, the First Bank board of directors unanimously recommends that First Bank shareholders vote “FOR” approval of the bank merger proposal.
Q:
Why are Delanco shareholders being asked to cast a non-binding advisory vote to approve the compensation that may become payable to Delanco’s named executive officers in connection with the merger?

A:    The SEC’s rules require that Delanco seek a non-binding advisory vote with respect to certain “golden parachute” compensation that may become payable to Delanco’s named executive officers in connection with the merger.

Q:
What do I need to do now?

A:   After you have carefully read this joint proxy statement/offering circular, you should indicate on your proxy card how you want your shares to be voted, then sign, date and mail the proxy card in the enclosed postage-paid envelope as soon as possible so that your shares may be represented and voted at the applicable shareholder meeting. You should also indicate on your proxy card how you want your shares voted on the other proposals to be considered at your shareholder meeting. Alternatively, you may instead vote your shares by telephone or Internet as instructed on your proxy card. In addition, you may attend your shareholder meeting in person and vote, whether or not you have signed and mailed your proxy card.
If you are a Delanco shareholder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the merger proposal, the Delanco compensation proposal and the Delanco adjournment proposal.
If you are a First Bank shareholder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the bank merger proposal, the director proposal, the First Bank compensation proposal, the auditor proposal and the First Bank adjournment proposal.
Q: How do I vote if I own shares of Delanco common stock through the Delanco ESOP?
A:   Participants in the Delanco ESOP will each receive a voting instruction form that reflects all of the shares of the Delanco common stock that the participant may direct the trustee to vote on his or her behalf under the Delanco ESOP. Under the terms of the Delanco ESOP, the Delanco ESOP trustee votes all shares of Delanco common stock held by the Delanco ESOP, but each Delanco ESOP participant may direct the trustee how to vote the shares of Delanco common stock allocated to his or her account. The Delanco ESOP trustee will vote all unallocated shares of Delanco common stock held by the Delanco ESOP and allocated shares of Delanco common stock for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction form to the plan’s trustee is April 17, 2018.
Q:
If I am a Delanco shareholder, should I send in my stock certificates now?

A:   No. First Bank will mail to you instructions for exchanging your stock certificates promptly after the merger is consummated.
Q:
Whom may I contact if I cannot locate my Delanco stock certificate(s)?

A:    If you are unable to locate your original Delanco stock certificate(s), you should contact Computershare Trust Company, N. A., Delanco’s transfer agent, at (800) 368-5948.
Q:
What should I do if I receive more than one set of voting materials?

A:   First Bank shareholders and Delanco shareholders may receive more than one set of voting materials, including multiple copies of this joint proxy statement/offering circular and multiple proxy cards or voting instruction cards. For example, if you hold shares of First Bank common stock or Delanco common stock, as applicable, in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold such shares. If you are a holder of record of First Bank common stock or Delanco common stock, as applicable, and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive or otherwise follow the voting instructions set forth in this joint proxy statement/offering circular to ensure that you vote every share of First Bank common stock or Delanco common stock, as applicable, that you own.
Q:
How many shares of First Bank common stock are issuable pursuant to the merger?

A:   First Bank expects to issue an aggregate of approximately 1.0 million shares of its common stock in the merger.

Q:
Are there risks associated with First Bank’s common stock or the mergers?

A:   Yes. For a description of some of the risks, see “Risk Factors,” beginning at page 26.
Q:
What happens if the mergers are not completed?

A:   If the merger agreement is not approved by the Delanco shareholders, the bank merger agreement is not approved by the First Bank shareholders, or if the mergers are not completed for any other reason, Delanco shareholders will not receive any consideration for their shares of Delanco common stock. Instead, Delanco will remain an independent company. Under specified circumstances, Delanco may be required to pay First Bank a termination fee of  $550,000 or reimbursement for certain expenses.
Q:
Whom should I call with questions or to obtain additional copies of this joint proxy statement/offering circular?

A:   If you are a Delanco shareholder and you have questions about the Delanco special meeting or if you need additional copies of this joint proxy statement/offering circular, you should contact:
James E. Igo, Chairman, President & Chief Executive Officer
Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, New Jersey 08075
Telephone: 856-461-0611
If you are a First Bank shareholder and you have questions about the First Bank annual meeting or if you need additional copies of this joint proxy statement/offering circular, you should contact:
Stephen F. Carman, Executive Vice President and Chief Financial Officer
First Bank
2465 Kuser Road Hamilton, New Jersey 08690
Telephone: 609-643-0136
Additional Information for Delanco Shareholders
Your vote is important. Accordingly, regardless of whether or not you plan to attend the Delanco special meeting, we urge you to promptly submit your vote by telephone or Internet according to the instructions on the proxy card or by signing, dating, and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Delanco special meeting, thereby canceling any proxy previously given. You can obtain additional information on voting, or request additional materials, by calling the Delanco proxy solicitor, Laurel Hill Advisory Group, LLC, at (888) 742-1305.
Additional Information for First Bank Shareholders
Your vote is important. Accordingly, regardless of whether or not you plan to attend the First Bank annual meeting, we urge you to promptly submit your vote by telephone or Internet according to the instructions on the proxy card or by signing, dating, and returning the accompanying proxy card. If you do attend, you may vote by ballot at the First Bank annual meeting, thereby canceling any proxy previously given. You can obtain additional information on voting, or request additional materials, by calling the First Bank proxy solicitor, Laurel Hill Advisory Group, LLC, at (888) 742-1305.

SUMMARY
This summary highlights selected information from this joint proxy statement/offering circular about the merger and the bank merger and may not contain all of the information that may be important to you. We urge you to carefully read this entire joint proxy statement/offering circular and the other documents we refer to in, and attached to, this document to fully consider the matters being voted on at the shareholder meetings and before you decide how to vote. Each item in this summary refers to the page in this joint proxy statement/offering circular on which that subject is discussed in more detail.
Parties to the Mergers (See pages 31 and 34)
Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, New Jersey 08075
Telephone: 856-461-0611
Delanco is the holding company for Delanco Bank, a federal savings association and is headquartered in Delanco Township, New Jersey. Delanco Bank operates as a community-oriented financial institution offering traditional financial services to consumers and businesses in western Burlington County, New Jersey. As of December 31, 2017, Delanco had consolidated total assets, total loans, total deposits and total shareholder’s equity of $128.2 million, $83.7 million, $113.6 million and $13.3 million, respectively. The common stock of Delanco is quoted on the OTC Bulletin Board under the symbol “DLNO”.
First Bank
2465 Kuser Road
Hamilton, New Jersey 08690
Telephone: 609-643-4211
First Bank is a New Jersey state chartered commercial bank that began operations in April 2007. First Bank operates from its headquarters, which includes a full service branch, located in Hamilton, Mercer County, in central New Jersey and through 13 additional full-service branches located in Cranbury, Denville, Flemington, Randolph, Williamstown, Lawrence, Ewing, and Somerset, New Jersey and Bensalem, Doylestown, Levittown, Trevose, and Warminster, Pennsylvania. First Bank offers a traditional set of commercial and consumer products and services, including online banking and localized commercial lending teams. As of December 31, 2017, First Bank had consolidated total assets, total loans, total deposits and total shareholders’ equity of  $1.45 billion, $1.23 billion, $1.17 billion and $163.3 million, respectively. First Bank’s common stock is traded on the Nasdaq Global Market under the ticker symbol “FRBA”.
FB Merger Corp.
2465 Kuser Road
Hamilton, New Jersey 08690
Telephone: 609-643-4211
FB Merger Corp. is a New Jersey corporation and is currently a wholly owned subsidiary of First Bank that was formed solely for the purpose of entering into the merger agreement and completing the merger.
The Merger and the Merger Agreement (See pages 43 and 67)
The terms and conditions of the merger are contained in the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/offering circular. We encourage you to read the merger agreement carefully and in its entirety, as it is the legal document that governs the merger. All descriptions in this summary and elsewhere in this joint proxy statement/offering circular of the terms and conditions of the merger are qualified by reference to the merger agreement.
Under the merger agreement, Delanco will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation of the merger. Upon completion of the merger, the shareholders of Delanco will have the right to receive the merger consideration.

First Bank will not issue any fractional shares of common stock. Rather, First Bank will pay cash (without interest) for any fractional share interest any Delanco shareholder would otherwise receive in the merger. All shares of Delanco common stock held by a shareholder immediately prior to the effective time of the merger will be aggregated before determining the need to pay cash in lieu of fractional shares to such former shareholder.
The Bank Merger and the Bank Merger Agreement (See pages 43 and 82)
The terms and conditions of the bank merger are contained in the bank merger agreement, a copy of which is attached as Annex B to this joint proxy statement/offering circular. We encourage you to read the bank merger agreement carefully and in its entirety, as it is the legal document that governs the bank merger. All descriptions in this summary and elsewhere in this joint proxy statement/offering circular of the terms and conditions of the bank merger are qualified by reference to the bank merger agreement.
Under the bank merger agreement, Delanco Bank will merge with and into First Bank, with First Bank continuing as the surviving bank of the bank merger.
Board Recommendations (See pages 61 and 77)
The Delanco board of directors unanimously approved the merger agreement and the merger, and unanimously recommends that Delanco shareholders vote “FOR” approval of the merger proposal, “FOR” approval of the Delanco compensation proposal and “FOR” approval of the Delanco adjournment proposal. The First Bank board of directors unanimously approved the merger agreement, the merger, the bank merger agreement and the bank merger and unanimously recommends that First Bank shareholders vote “FOR” approval of the bank merger proposal, “FOR” the First Bank adjournment proposal, “FOR” the director proposal, “FOR” the First Bank compensation proposal and “FOR” the auditor proposal.
Delanco’s Financial Advisor has Concluded that the Consideration that Delanco Shareholders will Receive in the Merger is Fair. (See page 49)
FinPro Capital Advisors, Inc., or FinPro, financial advisor to Delanco, has provided a written fairness opinion, dated October 17, 2017, to the Delanco board of directors to the effect that, as of that date, subject to the qualifications described in the opinion, the merger consideration to be paid in the merger is fair to the Delanco shareholders from a financial point of view. A copy of the fairness opinion is attached to this joint proxy statement/offering circular as Annex C. The opinion of FinPro is not a recommendation to any Delanco shareholder as to how to vote on the merger proposal. You should read the opinion completely to understand the procedures followed, matters considered and limitations and qualifications on the reviews undertaken by FinPro in providing its opinion.
Information about the Delanco Special Meeting (See page 77)
A special meeting of Delanco shareholders will be held at Delanco’s offices, located at 615 Burlington Avenue, Delanco, New Jersey 08075, at 5:00 p.m., local time, on April 24, 2018 for the following purposes:
1.
to approve the merger proposal;

2.
to approve the Delanco compensation proposal; and

3.
to approve the Delanco adjournment proposal, if necessary or appropriate.

Only holders of record of Delanco common stock at the close of business on February 28, 2018, which is the record date for the Delanco special meeting, will be entitled to vote at the Delanco special meeting. Each share of Delanco common stock is entitled to one vote on each proposal to be considered at the Delanco special meeting. As of the record date, there were 945,425 shares of Delanco common stock entitled to vote at the Delanco special meeting. As of the record date, directors and executive officers of Delanco and their affiliates owned and were entitled to vote 66,820 shares of Delanco common stock, representing approximately 7.1% of the shares of Delanco common stock outstanding on that date. As of the record date, First Bank beneficially held no shares of Delanco common stock, and First Bank’s directors and executive officers held no shares of Delanco common stock.

In order for the merger proposal to be approved, the merger agreement must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting.
Approval of the Delanco compensation proposal and Delanco adjournment proposal each requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting.
For the merger proposal, the Delanco compensation proposal and the Delanco adjournment proposal, if a Delanco shareholder present in person at the Delanco special meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have no effect on the vote count. If a Delanco shareholder is not present in person at the Delanco special meeting and does not respond by proxy, it will have no effect on the vote count for the merger proposal, the Delanco compensation proposal or the Delanco adjournment proposal.
Information about the First Bank Annual Meeting (See pages 42 and 91)
An annual meeting of First Bank shareholders will be held at The Stone Terrace, 2275 Kuser Road, Hamilton, New Jersey 08690, on April 24, 2018 at 10:00 a.m., local time, for the following purposes:
1.
to approve the bank merger proposal;

2.
to approve the First Bank adjournment proposal, if necessary or appropriate;

3.
to approve the director proposal;

4.
to approve the First Bank compensation proposal; and

5.
to approve the auditor proposal.

Only holders of record at the close of business on March 14, 2018, which is the record date for the First Bank annual meeting, will be entitled to vote at the First Bank annual meeting. Each share of First Bank common stock is entitled to one vote on each proposal to be considered at the First Bank annual meeting. As of the record date, there were 17,481,975 shares of First Bank common stock entitled to vote at the First Bank annual meeting. As of the record date, directors and executive officers of First Bank and their affiliates owned and were entitled to vote 1,783,115 shares of First Bank common stock, representing approximately 10.2% of the shares of First Bank common stock outstanding on that date. As of the record date, Delanco beneficially held no shares of First Bank common stock and Delanco’s directors and executive officers held no shares of First Bank common stock.
In order for the bank merger proposal to be approved, the bank merger agreement must be approved by the affirmative vote, in person or by proxy, of the holders of at least two-thirds of the shares of First Bank common stock outstanding and entitled to vote on the record date.
Approval of the director proposal requires the affirmative vote of a plurality of the votes cast, in person or by proxy, by all First Bank shareholders entitled to vote for the election of First Bank directors.
Approval of the First Bank compensation proposal, the auditor proposal and First Bank adjournment proposal requires the affirmative vote of a majority of the votes represented, in person or by proxy, by the First Bank shareholders entitled to vote at the First Bank annual meeting.
For the bank merger proposal, the First Bank compensation proposal, the auditor proposal and the First Bank adjournment proposal, if a First Bank shareholder present in person at the First Bank annual meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have the same effect as a vote cast “AGAINST” such proposals. If a First Bank shareholder is not present in person at the First Bank annual meeting and does not respond by proxy, it will have the same effect as a vote cast “AGAINST” the bank merger proposal and it will have no effect on the First Bank compensation proposal, the auditor proposal or the First Bank adjournment proposal.
For the director proposal, if a First Bank shareholder present in person at the First Bank annual meeting abstains from voting, or responds by proxy with an “abstain” vote, or is not present in person at the First Bank annual meeting and does not respond by proxy, it will have no effect on the vote for the adjournment proposal.

Delanco Directors and Certain Shareholders have Agreed to Vote in Favor of the Merger Agreement (See page 80)
In connection with the merger agreement, each member of the Delanco board of directors, in his or her capacity as a shareholder of Delanco, has separately entered into a voting agreement with First Bank, the form of which is attached as Exhibit B to the merger agreement which is attached as Annex A to this joint proxy statement/offering circular, in which he or she has agreed to vote all shares of Delanco common stock that he or she owns and has the sole power to vote in favor of the merger proposal and any other matter that is required to be approved by the Delanco shareholders to facilitate the transactions contemplated by the merger agreement. In addition, the Stilwell group has entered into a similar voting agreement. As of the record date, these Delanco shareholders beneficially owned, in the aggregate, 150,890 shares of Delanco common stock, representing approximately 16.0% of the voting power of Delanco common stock.
Interests of Delanco Directors and Management in the Merger (See page 62)
In considering the information contained in this joint proxy statement/offering circular, you should be aware that Delanco’s directors and executive officers have employment and other compensation agreements or plans that give them financial interests in the merger that are different from, or in addition to, the interests of Delanco shareholders generally. These interests include, among others:
•
Employment agreements between Delanco Bank and each of James E. Igo, President and Chief Executive Officer, and Eva Modi, Chief Financial Officer, provide for cash severance payments and continued life and health insurance if the executive’s employment is voluntarily terminated for good reason or involuntarily terminated without just cause during the one year period following a change in control.

•
Directors who participate in the Delanco Federal Savings Bank Board of Directors Retirement Plan, which provides non-employee directors with supplemental retirement income, will receive a lump-sum cash payment equal to the actuarial equivalent present value of his or her benefit accrued to the date of the change in control.

•
The merger agreement provides that First Bank will indemnify the directors and officers of Delanco against certain liabilities for a six-year period following completion of the merger.

•
All unvested Delanco stock options that remain outstanding immediately prior to completion of the merger will immediately vest upon the effective time of the merger, and all Delanco stock options will be cancelled in exchange for a cash payment equal to the value of the merger consideration minus the exercise price of each option.

The Delanco board of directors was aware of these interests at the time it approved the merger agreement.
Treatment of Delanco Equity Awards in the Merger (See page 62)
At the effective time of the merger, each Delanco stock option to purchase shares of Delanco common stock under Delanco’s equity incentive plan, whether vested or unvested, will be canceled and converted into the right to receive from First Bank a cash payment equal to the product of  (1) the total number of shares of Delanco common stock subject to such option, and (2) the difference, if positive, between the value of the merger consideration and the exercise price per share of such option. Any such option with an exercise price per share that equals or exceeds the value of the merger consideration will be canceled at the effective time of the merger with no consideration paid to the option holder therefor.
Treatment of the Delanco ESOP (See page 67)
The Delanco ESOP will be terminated at least three business days prior to the effective time of the merger. Delanco will direct the trustee of the Delanco ESOP to remit a sufficient number of shares of Delanco common stock held in its loan suspense account to Delanco or any other lender to repay the balance of the Delanco ESOP acquisition loans. All remaining shares of Delanco common stock held by the Delanco ESOP at the effective time of the merger will be converted into the right to receive the merger consideration.

Regulatory Approvals Required for the Merger and the Bank Merger (See page 61)
Under the terms of the merger agreement, the parties agreed to use reasonable best efforts to obtain all regulatory approvals, non-objections or waivers required to complete the transactions contemplated by the merger agreement. These regulatory determinations include, among others, the approval of the FDIC, and the NJDOBI, for the merger and the bank merger and certain notice filings to the OCC and the New Jersey Department of State, in connection with the acquisition of Delanco by First Bank. As of the date of this joint proxy statement/offering circular, First Bank and Delanco have received approval from the FDIC and the NJDOBI to consummate the merger and bank merger.
Conditions must be satisfied before the mergers will be completed (See pages 78 and 83)
Currently, we expect to consummate the mergers in the second quarter of 2018. As more fully described in this joint proxy statement/offering circular and in the merger agreement, consummation of the merger and the bank merger depend on a number of conditions being satisfied or, where legally permissible, waived. The conditions to each party’s obligation to complete the merger and the bank merger include, among others:
•
approval of the merger agreement by shareholders of Delanco and the bank merger agreement by the shareholders of First Bank;

•
receipt of required regulatory approvals (provided that no such required regulatory approval may impose a burdensome condition on First Bank, Delanco or Delanco Bank);

•
absence of any law, injunction or other restraint prohibiting, restricting or making illegal consummation of the transactions contemplated by the merger agreement;

•
authorization of the shares of First Bank common stock to be issued in the merger for listing on the Nasdaq Global Market;

•
accuracy of each party’s representations and warranties in the merger agreement, generally subject to specified materiality standards;

•
performance in all material respects of each party’s obligations under the merger agreement; and

•
receipt by each party of an opinion of Covington & Burling LLP, counsel to First Bank, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

In addition, First Bank’s obligation to consummate the merger is subject to Delanco meeting certain asset quality metrics and regulatory capital thresholds as of a specified date prior to the effective time of the merger.
We cannot be certain when, or if, the conditions to the mergers will be satisfied or waived, or that the mergers will be completed in the second quarter of 2018 or at all.
No Solicitation or Negotiation of Acquisition Proposals (See page 76)
As more fully described in this joint proxy statement/offering circular, Delanco has agreed that it and its subsidiaries will not, and will cause their respective representatives not to, among other actions, solicit, encourage (including by providing information or assistance), initiate, facilitate or induce any acquisition proposal or participate in any discussions or negotiations regarding, or furnish or cause to be furnished to any third party any nonpublic information with respect to, or approve, agree to, accept, endorse or recommend any acquisition proposal.
Notwithstanding these restrictions, prior to the approval of the merger agreement by Delanco shareholders, Delanco may, in response to an unsolicited bona fide written acquisition proposal by a third party that the Delanco board of directors determines (in accordance with the merger agreement and after consultation with its financial advisor and outside legal counsel) constitutes a superior proposal, and after causing such third party to enter into a confidentiality agreement at least as restrictive as the confidentiality agreement entered into by First Bank, furnish nonpublic information and participate in discussions regarding such acquisition proposal if the Delanco board of directors determines (in accordance with the merger agreement and after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to cause it to violate its fiduciary duties under applicable law.
Notwithstanding any change in the recommendation of the Delanco board of directors that the Delanco shareholders approve the merger agreement, the merger agreement is required to be submitted to Delanco shareholders for the purpose of voting on the approval of the merger agreement.
Termination of the Merger Agreement (See page 79)
We may mutually agree to terminate the merger agreement before completing the merger, even after receiving shareholder approval from the First Bank and/or Delanco shareholders.
In addition, either of us may decide to terminate the merger agreement if:
•
any regulatory authority which must grant a required regulatory approval has denied approval of the transactions contemplated by the merger agreement, and this denial has become final and nonappealable, or a regulatory authority has issued a final nonappealable law or order prohibiting the consummation of the transactions contemplated by the merger agreement, if the party seeking to terminate the merger agreement has used its reasonable best efforts to contest, appeal and change such denial, law or order;

•
the merger has not been completed by August 31, 2018, which we refer to as the outside date, if the failure to consummate the transactions contemplated by the merger agreement by that date is not caused by the terminating party’s breach of the merger agreement; or

•
the FDIC or NJDOBI requests in writing that First Bank, Delanco or any of their respective affiliates withdraw any application with respect to a regulatory approval necessary to complete the merger.

In addition, Delanco may terminate the merger agreement if:
•
any of the conditions precedent described above to the obligations of Delanco to consummate the merger cannot be satisfied or fulfilled by the outside date, if the failure of such condition to be satisfied or fulfilled by such date is not a result of Delanco’s failure to perform, in any material respect, any of its material covenants or agreements contained in the merger agreement, or the material breach of any of its material representations or warranties contained in the merger agreement;

•
if, at any time during the five-day period commencing on the 10th day prior to the closing date of the merger, (1) the average closing price of a share of First Bank common stock over the last 20 trading days ending on the tenth day prior to the closing date of the merger is less than $10.20 and (2) the number obtained by dividing the First Bank average closing price by $12.75 is less than (y) the number obtained by dividing (i) the average of the daily closing price of the NASDAQ Bank Index for the 20 consecutive trading days ending on the tenth day prior to the closing date of the merger by the closing price of the NASDAQ Bank Index on October 17, 2017, minus (z) 0.20.

In addition, First Bank may terminate the merger agreement if:
•
any of the conditions precedent described above to the obligations of First Bank to consummate the merger cannot be satisfied or fulfilled by the outside date, if the failure of such condition to be satisfied or fulfilled by such date is not a result of First Bank’s failure to perform, in any material respect, any of its material covenants or agreements contained in the merger agreement, or the material breach of any of its material representations or warranties contained in the merger agreement;

•
the Delanco board of directors fails to recommend the merger and approval of the merger agreement by the Delanco shareholders;

•
the Delanco board of directors breaches its non-solicitation obligations and obligations with respect to other acquisition proposals in any respect adverse to First Bank;

•
the Delanco board of directors breaches its obligations to call, give notice of, convene and/or hold a shareholders’ meeting or to use reasonable best efforts to obtain the approval of the merger agreement by the Delanco shareholders;

•
the Delanco shareholders fail to approve the merger agreement and the transactions contemplated thereby at the Delanco special meeting; or

•
the FDIC or NJDOBI grants regulatory approval but such approval would impose a burdensome condition on First Bank and the burden could not be removed prior to the outside date.

Termination Fee (See page 80)
If the merger agreement is terminated under certain circumstances, including circumstances involving a change in recommendation by the Delanco board of directors, Delanco may be required to pay First Bank a termination fee of  $550,000 or reimburse certain expenses of First Bank. The termination fee or reimbursement expenses could discourage other companies from seeking to acquire or merge with Delanco.
Board of Directors and Executive Officers of First Bank Following the Effective Time of the Bank Merger (See page 64)
The directors and officers of First Bank immediately prior to the effective time of the bank merger will continue as the directors and officers of the surviving bank of the bank merger.
The Rights of Delanco Shareholders Will Change as a Result of the Merger (See page 87)
The rights of Delanco shareholders will change as a result of the merger due to differences in First Bank’s and Delanco’s governing documents. The rights of Delanco shareholders are governed by Delanco’s certificate of incorporation and bylaws, each as amended to date. Upon the effective time of the merger, the rights of Delanco shareholders will be governed by First Bank’s certificate of incorporation and by-laws, each as amended to date.
This joint proxy statement/offering circular contains descriptions of the material differences in shareholder rights under each of Delanco’s certificate of incorporation and bylaws and First Bank’s certificate of incorporation and by-laws.
Stock Certificates to be Submitted after the Merger is Complete (See page 68)
Holders of record of Delanco common stock as of the record date for the Delanco special meeting will receive a letter and instructions on how to surrender their Delanco stock certificates in exchange for First Bank stock certificates promptly after the merger is completed. Delanco shareholders will need to carefully review and complete these materials and return them as instructed along with their stock certificates representing shares of Delanco common stock.
Dissenters’ Rights (See page 64)
Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares instead of receiving the consideration offered to shareholders in that extraordinary transaction. Under the New Jersey Business Corporation Act, or the NJBCA, and pursuant to Delano’s certificate of incorporation, holders of Delanco common stock are not entitled to dissenters’ rights in the merger with respect to their shares of Delanco common stock because Delanco shareholders will receive merger consideration consisting of shares of First Bank common stock that will be listed on a national securities exchange and cash in lieu of any fractional shares.
First Bank shareholders who do not vote in favor of the bank merger and follow certain procedural steps will be entitled to dissenters’ rights under Section 17:9A-140 of the NJBA. For further information, see “Merger — Dissenters’ Rights — First Bank’s Dissenters’ Rights” beginning on page 26. In addition, a copy of Sections 17:9A-140 through 17:9A-145 of the NJBA is attached as Annex E to this joint proxy statement/offering circular.

Mergers Expected to Occur in the Second Calendar Quarter of 2018 (See page 67)
The merger of Delanco with and into Merger Sub will become final when a certificate of merger is filed with the New Jersey Department of State. The merger of Delanco Bank with and into First Bank will become final when a certificate of merger is filed with NJDOBI. These certificates may not be filed until Delanco and First Bank shareholders have approved the merger agreement and the bank merger agreement, respectively. We currently anticipate that the mergers will be completed in the second calendar quarter of 2018, although delays could occur.
We cannot assure you that we can obtain the necessary shareholder approvals or that the other conditions precedent to the merger can or will be satisfied.
Material U.S. Federal Tax Consequences of the Merger (See page 84)
As a condition to the respective obligations of Delanco and First Bank, each of Delanco and First Bank shall receive an opinion from Covington & Burling LLP to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither Delanco nor First Bank currently intends to waive this condition to the consummation of the merger. If any party waives this condition after this after this joint proxy statement/offering circular is cleared by the FDIC, and if the tax consequences of the merger to Delanco shareholders have materially changed, First Bank and Delanco will recirculate appropriate soliciting materials to resolicit the votes of Delanco shareholders. If the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, for U.S. federal income tax purposes, holders of Delanco common stock generally will not recognize any gain or loss, except with respect to any cash received in lieu of a fractional share of First Bank common stock.
However, we urge you to consult your tax advisor to gain a full understanding of the tax consequences of the merger to you. Tax matters are very complicated and, in many cases, the tax consequences of the merger will depend on your particular facts and circumstances.
Accounting Treatment of the Merger (see page 64)
The merger will be accounted for using the acquisition method in accordance with U.S. generally accepted accounting principles.
Comparative Market Prices of Securities (See page 22)
First Bank common stock is listed on the Nasdaq Global Market under the symbol “FRBA”. Delanco common stock is quoted on the OTC Bulletin Board under the symbol “DLNO”. The market value of the merger consideration will fluctuate with the market price of First Bank common stock. The following table presents the closing prices of First Bank common stock and Delanco common stock on October 17, 2017, the last trading day before public announcement of the merger, and on March 19, 2018, the last practicable trading day before the distribution of this joint proxy statement/offering circular. The table also presents the implied value of the merger consideration proposed for each share of Delanco common stock converted into the merger consideration on those dates, as determined by multiplying the closing price of First Bank common stock on those dates by the exchange ratio of 1.11 provided for in the merger agreement. We urge you to obtain current market quotations for shares of First Bank common stock.
	First Bank Common Stock (Nasdaq: FRBA)	Delanco Common Stock (OTCBB: DLNO)	Implied Value of One Share of Delanco Common Stock
At October 17, 2017	$12.75	$13.10	$14.15
At March 19, 2018	$14.30	$15.48	$15.87

SUMMARY HISTORICAL FINANCIAL DATA OF FIRST BANK
The following tables set forth selected consolidated financial data at and for the years presented. The selected consolidated financial data at and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 have been derived from First Bank’s audited consolidated financial statements, which are incorporated by reference into this joint proxy statement/offering circular.
The selected historical financial data as of any date and for any period are not necessarily indicative of the results that may be achieved as of any future date or for any future period. You should read the following selected financial and statistical data in conjunction with the more detailed information contained in First Bank’s Annual Report on Form 10-K for the year ended December 31, 2017, and with First Bank’s consolidated financial statements and related notes incorporated by reference into this joint proxy statement/offering circular. See the section entitled “Where You Can Find More Information” for instructions on how to obtain the information that has been incorporated by reference.
	As of and for the years ended December 31,
	2017(1)	2016	2015	2014 (1)	2013
	(dollars in thousands, except share data)
Selected Balance Sheet Data
Total assets	$1,452,327	$1,073,294	$856,106	$677,458	$466,792
Total loans	1,227,413	898,429	689,887	547,759	339,975
Allowance for loan losses	11,697	9,826	7,940	6,104	4,675
Total deposits	1,167,098	894,934	739,021	596,482	399,113
Total borrowings	94,863	64,510	24,000	14,000	14,000
Total subordinated debentures	21,748	21,641	21,533	—	—
Total stockholders’ equity	163,250	88,806	68,763	64,759	52,507
Average total assets	1,218,699	963,448	764,400	597,811	396,974
Average stockholders’ equity	124,879	79,317	67,708	61,530	34,107
Selected Income Statement Data
Interest and dividend income	$51,198	$38,327	$30,764	$25,350	16,620
Interest expense	11,535	9,424	6,941	4,137	3,414
Net interest income	39,663	28,903	23,823	21,213	13,206
Provision for loan losses	2,675	2,697	2,669	2,438	1,543
Net interest income after provision for loan losses	36,988	26,206	21,154	18,775	11,663
Non-interest income	2,116	1,630	1,643	5,099	512
Non-interest expense	24,684	18,332	17,725	15,820	9,388
Income before income taxes	14,420	9,504	5,072	8,054	2,787
Income tax expense	7,427	3,098	1,185	2,218	1,079
Net income	6,993	6,406	3,887	5,836	1,708
Common Share Data
Basic earnings per share	$0.49	$0.61	$0.41	$0.63	$0.33
Diluted earnings per share	0.48	0.61	0.41	0.63	0.33
Cash dividends paid per share	0.08	—	—	—	—
Basic weighted average common shares outstanding	14,221,506	10,420,622	9,423,029	9,244,005	5,128,061
Diluted weighted average common shares outstanding	14,577,664	10,580,040	9,492,289	9,309,134	5,172,233
Book value per common share	$9.36	$7.78	$7.26	$6.88	$6.16
Common shares outstanding	17,443,173	11,410,274	9,470,157	9,408,491	8,520,299

	As of and for the years ended December 31,
	2017(1)	2016	2015	2014 (1)	2013
Selected Performance Ratios
Return on average assets	0.57%	0.66%	0.51%	0.98%	0.43%
Return on average equity	5.60%	8.08%	5.74%	9.48%	5.01%
Net interest margin, tax equivalent(2)	3.39%	3.11%	3.27%	3.75%	3.47%
Efficiency ratio(3)	55.27%	61.20%	71.73%	68.46%	67.88%
Selected Asset Quality Ratios
Nonaccrual loans to total loans	0.37%	0.58%	0.55%	0.85%	0.98%
Nonperforming loans to total loans(4)	0.43%	0.66%	0.57%	1.30%	0.98%
Nonperforming assets to total assets(5)	0.45%	0.68%	0.64%	1.39%	1.09%
Allowance for loan losses to total loans	0.95%	1.09%	1.15%	1.11%	1.38%
Allowance for loan losses to nonperforming loans	220.78%	164.67%	203.43%	85.83%	140.14%
Net loan charge offs to average loans	0.08%	0.10%	0.14%	0.22%	0.32%
Capital Ratios
Tangible stockholders’ equity to assets(3)	10.54%	8.26%	8.00%	9.51%	11.25%
Stockholders’ equity to assets	11.24%	8.27%	8.03%	9.56%	11.25%
Tier 1 leverage capital	10.54%	8.56%	8.22%	9.72%	11.89%
Common equity tier 1 capital(6)	11.05%	8.78%	8.58%	—	—
Tier 1 risk-based capital	11.05%	8.78%	8.58%	10.96%	14.11%
Total risk-based capital	13.49%	11.91%	12.29%	12.00%	15.35%

(1)
Includes effects of the acquisition of Bucks County Bank in 2017 and Heritage Community Bank in 2014.

(2)
The tax equivalent adjustment is calculated using a federal income tax rate of 34 percent.

(3)
The efficiency ratio and tangible stockholders’ equity to assets are measures that are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP, and is therefore considered to be a non-U.S. GAAP financial measure. See the section entitled “Non-U.S. GAAP Financial Measures” below for a GAAP reconciliation of these non-GAAP financial measures.

(4)
Nonperforming loans consist of nonaccrual loans and loans past due 90 days or more and still accruing.

(5)
Nonperforming assets consist of nonperforming loans, other real estate owned and other repossessed assets.

(6)
Regulatory capital measure calculated under Basel III rules which became effective January 1, 2015.

Non-GAAP Financial Measures
First Bank reports certain financial measures it believes are widely followed in the banking industry that are not recognized under U.S. GAAP.
The efficiency ratio measures adjusted non-interest expense as a percentage of adjusted total revenue. The following table provides a reconciliation between certain U.S. GAAP financial measures (net interest income, non-interest income and non-interest expense) and the related non-U.S. GAAP measures (adjusted non-interest expense, total revenue and adjusted total revenue) to derive the efficiency ratio measure:
	As of and for the years ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Non-interest expense	$24,684	$18,322	$17,725	$15,820	$9,388
Less: Merger-related expenses	1,767	—	—	590	88
Adjusted non-interest expense (numerator)	$22,917	$18,322	$17,725	$15,230	$9,300
Net interest income	39,663	28,903	23,823	21,213	13,206
Non-interest income	2,116	1,630	1,643	5,099	512
Total revenue	41,779	30,533	25,466	26,312	13,718
Less:
Gains on sales of investment securities	—	25	11	34	18
Gains on acquisition of Heritage Community Bank	—	—	—	2,606	—
Gains on recovery of acquired loans	316	556	744	1,425	—
Adjusted total revenue (denominator)	$41,463	$29,952	$24,711	$22,247	$13,700
Efficiency Ratio	55.27%	61.20%	71.73%	68.46%	67.88
The tangible stockholders’ equity ratio measures stockholders’ equity as a percentage of total assets after deducting goodwill and other intangible assets. The following table provides a reconciliation between certain U.S. GAAP financial measures (stockholders’ equity and total assets) and the related non-U.S. GAAP measures (tangible stockholders’ equity and adjusted total assets) to derive the tangible stockholders’ equity ratio:
	As of and for the years ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Stockholders’ equity	$163,250	$88,806	$68,763	$64,759	$52,507
Less: Goodwill and other intangible assets	11,414	224	286	356	—
Tangible stockholders’ equity (numerator)	151,836	88,582	68,477	64,403	52,507
Total assets	$1,452,327	$1,073,294	$856,106	$677,458	$466,792
Less: Goodwill and other intangible assets	11,414	224	286	356	—
Adjusted total assets (denominator)	$1,440,913	$1,073,070	$855,820	$677,102	$466,792
Tangible stockholders’ equity ratio	10.54%	8.26%	8.00%	9.51%	11.25

SUMMARY HISTORICAL FINANCIAL DATA OF DELANCO BANCORP, INC.
The following tables set forth selected consolidated financial data as of the dates and for the periods presented. The selected consolidated financial data as of March 31, 2017, 2016 and 2015 have been derived from Delanco’s audited consolidated financial statements, which are included in this joint proxy statement/offering circular as Annex D. The selected consolidated financial data presented below as of and for the nine months ended December 31, 2017 and 2016 is derived from our unaudited interim consolidated financial statements, which are included in this joint proxy statement/offering circular as Annex D. You should read this information in conjunction with the historical financial statements of Delanco and the related notes that are included in this joint proxy statement/offering circular as Annex D.
	Nine Months Ended December 31,		Year Ended March 31,
	2017	2016	2017	2016	2015
	(Dollars in thousands, except per share data)
Financial Condition Data:
Total assets	$128,179	$129,566	$126,987	$129,415	$128,573
Investment securities	23,347	24,766	25,218	23,735	25,745
Loans receivable, net	83,702	83,027	84,414	82,198	80,146
Deposits	113,589	114,780	112,081	111,865	110,198
Borrowings	—	—	—	3,000	4,000
Total stockholders’ equity	13,250	13,432	13,492	13,296	13,172
Operating Data:
Interest income	$3,188	$3,101	$4,144	$4,270	$4,368
Interest expense	380	401	525	570	599
Net interest income	2,808	2,701	3,619	3,700	3,769
Provision for loan losses	(110)	(22)	(22)	(71)	390
Net interest income after provision for loan losses	2,918	2,723	3,641	3,771	3,379
Noninterest income	227	137	154	165	186
Noninterest expenses	2,880	2,704	3,584	4,006	4,523
Income before taxes	266	156	211	(70)	(958)
Income tax (benefit)	591	74	93	(52)	(325)
Net income (loss)(1)	$(325)	$81	$118	$(18)	$(633)
Per Share Data:
Earnings (loss) per share, basic(1)	$(0.36)	$0.09	$0.13	$(0.02)	$(0.70)
Earnings (loss) per share, diluted(1)	(0.35)	0.09	0.13	(0.02)	(0.70)
Weighted average shares – basic(1)	913,758	910,239	910,238	906,720	903,201
Weighted average shares – diluted(1)	927,794	914,491	915,550	906,720	903,201
Performance Ratios:
Return on average assets	(0.34)%	0.08%	0.09%	(0.01)%	(0.49)%
Return on average equity	(3.19)	0.81	0.88	(0.14)	(4.66)
Interest rate spread(1)	3.14	2.99	3.02	3.07	3.21
Net interest margin(2)	3.20	3.06	3.08	3.15	3.26
Noninterest expense to average assets	3.04	2.86	2.78	3.13	3.53
Efficiency ratio(3)	94.89	95.28	94.99	103.66	114.36
Average interest-earning assets to average interest-bearing liabilities	116.26	115.19	115.43	115.08	109.74
Average equity to average assets	10.75	10.48	10.41	10.34	10.60
Equity to assets at period end	10.34	10.37	10.62	10.27	10.25

	Nine Months Ended December 31,		Year Ended March 31,
	2017	2016	2017	2016	2015
Capital Ratios(4):
Tangible capital	9.50	8.96	9.23	8.67	8.66
Core capital	9.50	8.96	9.23	8.67	8.66
Total risk-based capital	18.14	17.61	17.60	17.26	16.87
Asset Quality Ratios:
Allowance for loan losses as a percent of total loans	1.19	1.21	1.17	1.32	1.46
Allowance for loan losses as a percent of nonperforming loans	25.62	22.90	23.40	25.20	30.70
Net charge-offs to average outstanding loans during the period	(0.13)	0.07	0.09	0.02	0.78
Non-performing loans as a percent of total loans	4.63	5.27	5.02	5.24	4.74
Non-performing assets to total assets	4.09	4.75	4.38	4.74	4.90

(1)
Represents the difference between the weighted average yield on average interest-earning assets and the weighted average cost of interest-bearing liabilities.

(2)
Represents net interest income as a percent of average interest-earning assets.

(3)
Represents noninterest expense divided by the sum of net interest income and noninterest income.

(4)
Capital ratios are for Delanco Bank.

MARKET PRICE AND DIVIDEND INFORMATION
As of March 19, 2018, the shares of First Bank common stock are traded on the Nasdaq Global Market under the ticker symbol “FRBA”. While First Bank currently pays dividends on its common stock, there is no assurance that it will continue to pay dividends in the future. Future dividends on First Bank common stock will depend upon its earnings and financial condition, liquidity and capital requirements, the general economic and regulatory climate, its ability to service any equity or debt obligations senior to the common stock and other factors deemed relevant by the First Bank board of directors. The following table sets forth the high and low closing sale prices for shares of First Bank common stock while traded on the Nasdaq Global Market under the ticker symbol “FRBA” for the periods indicated:
	First Bank Common Stock
	High	Low	Cash Dividends Declared
2016
First Quarter	$7.00	$6.37	$0.00
Second Quarter	7.33	6.68	0.00
Third Quarter	8.70	6.71	0.00
Fourth Quarter	12.00	8.27	0.02
2017
First Quarter	$14.35	$11.20	$0.00
Second Quarter	13.50	11.40	0.02
Third Quarter	13.30	11.90	0.02
Fourth Quarter	14.75	12.50	0.02
2018
First Quarter (through March 19, 2018)	$14.55	$13.55	$0.03
First Bank declared its first cash dividend on November 15, 2016, payable on February 28, 2017. For the year ended December 31, 2017, First Bank paid an annual cash dividend of  $0.08 per share.
As of March 19, 2018, the shares of Delanco common stock are quoted on the OTC Bulletin Board under the ticker symbol “DLNO”. Delanco has never declared or paid a cash dividend on its common stock. The following table sets forth the high and low closing sale prices for shares of Delanco common stock while traded as reported by the OTCQB Marketplace under the ticker symbol “DLNO” for the periods indicated:
	Delanco Common Stock
	High	Low	Cash Dividends Declared
2016
First Quarter	$10.00	$7.65	$0.00
Second Quarter	10.00	9.05	0.00
Third Quarter	11.25	9.50	0.00
Fourth Quarter	11.75	10.60	0.00
2017
First Quarter	$12.75	$11.50	$0.00
Second Quarter	12.90	12.00	0.00
Third Quarter	13.10	12.70	0.00
Fourth Quarter	15.75	13.00	0.00
2018
First Quarter (through March 19, 2018)	$15.75	$14.81	$0.00

On October 17, 2017, the last trading day before the public announcement of the merger, the closing sales price per share of First Bank common stock on the Nasdaq Global Market was $12.75 and the closing sale price per share of Delanco common stock on the OTC Bulletin Board was $13.10. On March 19, 2018, the last practicable trading day prior to the mailing of this joint proxy statement/offering circular, the reported closing sales price per share of First Bank common stock on the Nasdaq Global Market was $14.30 and the reported closing sales price per share of Delanco common stock on the OTC Bulletin Board was $15.48. Shareholders are urged to obtain current market quotations for shares of First Bank common stock and Delanco common stock.
As of March 14, 2018, there were 17,481,975 shares of First Bank common stock outstanding, held of record by approximately 481 shareholders, and outstanding options that were exercisable on that date, or within 60 days after that date, for 627,123 additional shares of First Bank common stock.
As of February 28, 2018, there were 945,425 shares of Delanco common stock outstanding, which were held of record by approximately 155 shareholders. This number does not reflect the number of person or entities who may hold their stock in nominee or “street” name.
Holders of First Bank common stock are entitled to receive dividends, when declared by the First Bank board of directors, out of funds that are legally available for dividends. First Bank is subject to certain statutory and regulatory restrictions on the amount of dividends it can pay to its shareholders.
Delanco shareholders are advised to obtain current market quotations for shares of First Bank common stock. The market price of First Bank common stock will fluctuate between the date of this joint proxy statement/offering circular and the effective time of the merger. No assurance can be given concerning the market price of First Bank common stock before or after the effective time of the merger. Any change in the market price of First Bank common stock prior to the effective time of the merger will affect the market value of the consideration that Delanco shareholders will receive upon the effective time of the merger.

FORWARD-LOOKING INFORMATION
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This joint proxy statement/offering circular, including information incorporated by reference in this document, contains statements that are forward-looking. Such statements include, without limitation, references to our predictions or expectations of future business or financial performance as well as our respective goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. These statements may be identified by such forward-looking terminology as “should”, “expect”, “look”, “believe”, “view”, “opportunity”, “allow”, “continues”, “reflects”, “typically”, “usually”, “anticipate”, “may”, “will”, or similar statements or variations of such terms.
These forward-looking statements are based on various assumptions (some of which may be beyond our control) and involve substantial risks and uncertainties. There are many factors that may cause actual results to differ materially from those contemplated by such forward-looking statements. In addition to the factors disclosed by us under the caption “Risk Factors” and elsewhere in this document, the following factors, among others, could cause Delanco’s and/or First Bank’s actual results to differ materially and adversely from our forward-looking statements:
•
our ability to meet the closing conditions to the merger and the bank merger, including approval by the First Bank shareholders and Delanco shareholders on the expected terms and schedule;

•
uncertainties relating to general economic conditions;

•
uncertainties relating to the determination of Delanco’s and/or First Bank’s provisions for loan and lease losses and allowances for loan and lease losses;

•
uncertainties relating to Delanco’s and/or First Bank’s analysis of the assessment of rate sensitive assets and rate sensitive liabilities and relating to the extent to which market factors indicate that a financial institution such as Delanco and/or First Bank should match such assets and liabilities;

•
the impact of competition among financial institutions and between financial institutions and other sources of credit;

•
changes to the presentation of financial results and condition resulting from the adoption of new accounting principles or upon the advice of our independent auditors or the staff of various regulatory agencies;

•
unanticipated demands upon our liquidity;

•
unanticipated failure or malfunction of our information systems;

•
changes in, or failure to comply with, governmental regulations;

•
the costs and other effects of administrative and legal proceedings;

•
the continued financial viability of our borrowers;

•
the continued financial viability of the issuers of securities within our investment portfolio;

•
labor and employment benefit costs;

•
changes in the conditions of the capital markets in general and in the capital markets for financial institutions in particular;

•
the ability of First Bank to integrate Delanco promptly into its overall business and plans if the merger is consummated;

•
the extent and timing of legislative and regulatory actions and reforms; and

•
other factors.

Risks pertaining directly to the merger and the bank merger are described under “Risk Factors” beginning on page 26 of this joint proxy statement/offering circular and in First Bank’s Annual Report on Form 10-K for the year ended December 31, 2017, as updated by subsequently filed Forms 10-Q and other reports filed by First Bank with the FDIC from time to time.
Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You should not place undue reliance on such statements. These statements speak only as of the date of this joint proxy statement/offering circular or, if made in any document incorporated by reference, as of the date of that document.
All written or oral forward-looking statements attributable to First Bank or Delanco or any person acting on their behalf made after the date of this joint proxy statement/offering circular are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither First Bank nor Delanco undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this joint proxy statement/offering circular or to reflect the occurrence of unanticipated events.

RISK FACTORS
In addition to general investment risks and the other information contained in or incorporated by reference into this joint proxy statement/offering circular, including the matters addressed under the heading “Forward-Looking Information” and the matters discussed under the caption “Risk Factors” in the Annual Report on Form 10-K filed by First Bank for the year ended December 31, 2017, as updated by subsequently filed Forms 10-Q and other reports filed by First Bank with the FDIC from time to time, you should carefully consider the following risk factors in deciding how to vote on approval of the merger agreement.
Risks Relating to the Merger
Because the exchange ratio is fixed, the value of First Bank common stock issued to Delanco shareholders will depend on the market price of First Bank common stock when the merger is completed.
The market price of First Bank common stock at the time the merger is completed may vary from the price of First Bank common stock on the date the merger agreement was executed, on the date of this joint proxy statement/offering circular and on the date of the Delanco special meeting and First Bank annual meeting as a result of various factors that are beyond our control, including but not limited to general market and economic conditions, changes in our respective businesses, operations and prospects, and regulatory considerations. On October 17, 2017, the last trading day before public announcement of the merger, First Bank common stock closed at $12.75 per share, as reported on the Nasdaq Global Market. From October 17, 2017, the day of the announcement of the proposed merger, through March 19, 2018, the trading price of First Bank common stock ranged from a closing high of   $14.75 per share to a closing low of  $12.50 per share.
Other than as described in this joint proxy statement/offering circular, there will be no adjustment to the exchange ratio (which determines the number of shares of First Bank common stock that will be issued to Delanco shareholders who receive shares of First Bank common stock) based upon changes in the market price of First Bank common stock or Delanco common stock prior to the effective time of the merger.
We are working to complete the transaction promptly and expect to complete the merger in the second quarter of 2018. However, there is no way to predict how long it will take to satisfy the conditions to closing the merger and to complete the transaction. In addition to the approval of the merger agreement by Delanco shareholders and approval of the bank merger agreement by First Bank shareholders, consummation of the merger and the bank merger are subject to satisfaction of certain conditions that may not occur until after the Delanco or First Bank shareholder meetings. Because the date when the transaction is completed will be later than the date of the Delanco special meeting and the First Bank annual meeting, Delanco shareholders will not know the precise value of the shares of First Bank common stock that they will receive at the effective time of the merger at the time they vote on the merger proposal. You should obtain current market quotations for shares of First Bank common stock before you vote.
The market price of First Bank common stock after the mergers may be affected by factors different from those affecting the shares of Delanco or First Bank currently.
Upon the effective time of the mergers, holders of Delanco common stock will become holders of First Bank common stock. First Bank’s business differs from that of Delanco, and, accordingly, the results of operations of the combined company and the market price of the combined company’s shares of common stock may be affected by factors different from those currently affecting the independent results of operations of each of First Bank and Delanco. For a discussion of the business of Delanco, see the section entitled “Information About Delanco” and Annex D. For a discussion of the business of First Bank and of certain factors to consider in connection with that business, see the documents incorporated by reference in this joint proxy statement/offering circular and referred to under the section entitled “Where You Can Find More Information”.

The fairness opinion delivered to the Delanco board of directors by its financial advisor does not reflect any changes in circumstances that occur after the date of the opinion.
The opinion of Delanco’s financial advisor, FinPro, was delivered to the Delanco board of directors on October 17, 2017 and speaks only as of the date of such opinion and not as of the effective time of the merger or as of any other date. Accordingly, the opinion does not reflect any changes in circumstances that occur after the date of the opinion. Changes in the operations and prospects of Delanco or First Bank, general market and economic conditions, and other factors that may be beyond the control of Delanco and First Bank, may alter the value of Delanco or First Bank or the price of shares of First Bank common stock by the time the merger is completed. For a description of the opinion that Delanco received from its financial advisor, please refer to the section entitled “The Mergers — Opinion of Delanco’s Financial Advisor”. For a description of the other factors considered by the Delanco board of directors in determining to approve the merger, please refer to the sections entitled “The Mergers — Delanco’s Reasons for the Mergers” and “The Mergers — Recommendation of the Delanco Board of Directors”.
Some of the conditions to the merger may be waived by Delanco or First Bank without resoliciting shareholder approval of the merger agreement.
Some of the conditions set forth in the merger agreement may be waived by Delanco or First Bank, subject to the agreement of the other party in specific cases. See the section entitled “The Merger Agreement — Conditions to Consummation of the Merger”. If any conditions are waived, Delanco and First Bank will evaluate whether an amendment of this joint proxy statement/offering circular and resolicitation of proxies is warranted. In the event that the Delanco board of directors or the First Bank board of directors, as applicable, determines that resolicitation of shareholders is not warranted, Delanco and First Bank will have the discretion to complete the transaction without seeking further Delanco shareholder approval or First Bank shareholder approval, as applicable.
Some of the directors and officers of Delanco may have interests and arrangements that may have influenced their decisions to support the mergers or recommend that you approve the merger agreement.
Delanco’s directors and executive officers have employment and other compensation agreements or plans that give them financial interests in the merger that are different from, or in addition to, the interests of Delanco shareholders generally. These interests include, among others:
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Employment agreements between Delanco Bank and each of James E. Igo, President and Chief Executive Officer, and Eva Modi, Chief Financial Officer, provide for cash severance payments and continued life and health insurance if the executive’s employment is voluntarily terminated for good reason or involuntarily terminated without just cause during the one year period following a change in control.

•
Directors who participate in the Delanco Federal Savings Bank Board of Directors Retirement Plan, which provides non-employee directors with supplemental retirement income, will receive a lump-sum cash payment equal to the actuarial equivalent present value of his or her benefit accrued to the date of the change in control.

•
The merger agreement provides that First Bank will indemnify the directors and officers of Delanco against certain liabilities for a six-year period following completion of the merger.

•
All unvested Delanco stock options that remain outstanding immediately prior to completion of the merger will immediately vest upon the effective time of the merger, and all Delanco stock options will be cancelled in exchange for a cash payment equal to the value of the merger consideration minus the exercise price of each option.

The Delanco board of directors was aware of these interests at the time it approved the merger agreement. These interests are described in more detail in the section entitled “The Mergers — Interests of Management and Others in the Mergers”.
The merger and the bank merger are subject to certain closing conditions that, if not satisfied or waived, will result in the merger not being completed, which may negatively impact Delanco.
The merger and the bank merger are subject to customary conditions to closing, including the approval of the merger agreement by Delanco shareholders and the approval of the bank merger agreement by First

Bank shareholders. If any condition to the merger or the bank merger is not satisfied or, where permitted, waived, the merger and the bank merger will not be completed. In addition, First Bank and/or Delanco may terminate the merger agreement under certain circumstances even if the merger agreement is approved by Delanco shareholders.
If the merger agreement is terminated, there may be various consequences. For example, Delanco’s business may have been impacted adversely by the failure to pursue other beneficial opportunities due to the focus of management on the merger and the restrictions on Delanco’s ability to do so under the merger agreement, without realizing any of the anticipated benefits of completing the merger, or the price of Delanco common stock could decline to the extent that the current price reflects a market assumption that the merger will be completed. If the merger agreement is terminated and the Delanco board of directors seeks another merger or business combination, Delanco shareholders cannot be certain that Delanco will be able to find a party willing to pay the equivalent or greater consideration than that which First Bank has agreed to pay in the merger. In addition, if the merger agreement is terminated under certain circumstances, including circumstances involving a change in recommendation by the Delanco board of directors, Delanco may be required to pay First Bank a termination fee of  $550,000 or reimbursement of certain First Bank expenses. For a complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled “The Merger Agreement — Conditions to Consummation of the Merger”.
Provisions of the merger agreement may deter alternative business combinations.
The merger agreement generally prohibits Delanco from soliciting any acquisition proposal or offer for a merger or business combination with any other party, including a proposal that might be advantageous to Delanco shareholders when compared to the terms and conditions of the merger described in this joint proxy statement/offering circular. These provisions may deter third parties from proposing or pursuing alternative business combinations that might result in greater value to holders of Delanco common stock than the mergers. See the sections entitled “The Merger Agreement — Agreement Not to Solicit Other Offers” and “The Merger Agreement — Termination Fee” for a more complete discussion of these restrictions and consequences.
If the mergers are not consummated, Delanco and First Bank will have incurred substantial costs that may adversely affect Delanco’s and First Bank’s financial results and operations.
Delanco and First Bank have incurred and will continue to incur substantial costs in connection with the proposed mergers. These costs are primarily associated with the fees of their respective financial advisors, accountants and attorneys. If the mergers are not consummated, Delanco and First Bank will have incurred these costs from which they will have received little or no benefit. Also, if the merger is not consummated under certain circumstances specified in the merger agreement, Delanco may be required to pay First Bank a termination fee of $550,000.
Delanco and First Bank will be subject to business uncertainties and contractual restrictions while the mergers are pending.
Uncertainty about the effect of the mergers on employees and customers may have an adverse effect on Delanco and/or First Bank. These uncertainties may impair Delanco’s and/or First Bank’s ability to attract, retain and motivate key personnel until the mergers are completed and for a period of time thereafter, and could cause customers and others who deal with Delanco or First Bank to seek to change existing business relationships with Delanco or First Bank. Delanco employee retention and recruitment may be particularly challenging prior to the effective time of the mergers, as employees and prospective employees may experience uncertainty about their future roles with the combined company.
The pursuit of the mergers and the preparation for the integration may place a significant burden on management and internal resources. Any significant diversion of management attention away from ongoing business and any difficulties encountered in the transition and integration process could affect Delanco’s and/or First Bank’s financial results.
In addition, the merger agreement requires that, subject to certain exceptions, each of Delanco and First Bank operate in the ordinary course of business consistent with past practice prior to the effective time of the merger or termination of the merger agreement. See the section entitled “The Merger Agreement — Covenants and Agreements — Conduct of Businesses Prior to the Effective Time of the Merger”.

If the merger does not constitute a reorganization under Section 368(a) of the United States Internal Revenue Code, then each Delanco shareholder may be responsible for payment of U.S. income taxes related to the merger.
The United States Internal Revenue Service, which we refer to as the IRS, may determine that the merger does not qualify as a reorganization under Section 368(a) of the Code. In that case, each Delanco shareholder would recognize gain or loss as a result of receiving First Bank common stock and cash in exchange for Delanco common stock. This gain or loss would be equal to the difference between (1) the sum of the fair market value of First Bank common stock and cash received by the Delanco shareholder in the merger and (2) the Delanco shareholder’s adjusted tax basis in the shares of Delanco common stock exchanged therefor. Because Delanco shareholders may not receive all cash in exchange for their shares of Delanco common stock, they may need to use cash from other sources to satisfy the resulting tax liability. The likely tax treatment of the merger in such event will not be known until the effective time of the merger, as the aggregate value of the First Bank common stock to be received by each Delanco shareholder will fluctuate with the market price of the First Bank common stock.
Risks Relating to First Bank’s Business Following the Mergers
Combining the two companies may be more difficult, costly or time-consuming than expected.
First Bank and Delanco have historically operated and, until the effective time of the mergers, will continue to operate, independently. The success of the mergers will depend, in part, on our ability to successfully combine the businesses of First Bank and Delanco. To realize these anticipated benefits, after the effective time of the mergers, First Bank expects to integrate Delanco’s business into its own. It is possible that the integration process could result in the loss of key employees, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures, computer systems and policies that adversely affect the combined company’s ability to maintain relationships with clients, customers, depositors and employees or to achieve the anticipated benefits of the mergers. The loss of key employees could adversely affect First Bank’s ability to successfully conduct its business in the markets in which Delanco now operates, which could have an adverse effect on First Bank’s financial results and the value of its common stock. If First Bank experiences difficulties with the integration process, the anticipated benefits of the mergers may not be realized fully or at all, or may take longer to realize than expected. As with any merger of financial institutions, there also may be business disruptions that cause Delanco or First Bank to lose current customers or cause current customers to remove their accounts from Delanco or First Bank and move their business to competing financial institutions. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each of Delanco and First Bank during this transition period and for an undetermined period after consummation of the mergers.
First Bank may fail to realize the cost savings estimated for the mergers.
First Bank estimates that it will achieve cost savings from the mergers when the two companies have been fully integrated. While First Bank continues to be comfortable with these expectations as of the date of this joint proxy statement/offering circular, it is possible that the estimates of the potential cost savings could turn out to be incorrect. The actual integration may result in additional and unforeseen expenses, and the anticipated benefits of the integration plan may not be realized. Actual growth and cost savings, if achieved, may be lower than what First Bank expects and may take longer to achieve than anticipated. If First Bank is not able to adequately address integration challenges, First Bank may be unable to successfully integrate First Bank’s and Delanco Bank’s operations or to realize the anticipated benefits of the integration of the two companies.
The shares of First Bank common stock to be received by Delanco shareholders in the merger will have different rights from the shares of Delanco common stock they currently hold.
Following the effective time of the merger, holders of Delanco common stock will no longer be shareholders of Delanco, a New Jersey corporation, but will instead be shareholders of First Bank, a New Jersey state chartered bank. The rights associated with Delanco common stock are different from the rights associated with First Bank common stock. For a more complete description of these rights, see the section entitled “Comparison of Shareholders’ Rights”.

Delanco shareholders will have a reduced ownership and voting interest after the merger and will exercise less influence over management.
Delanco shareholders currently have the right to vote in the election of the Delanco board of directors and on other matters affecting Delanco. When the merger occurs, each Delanco shareholder will become a First Bank shareholder with a percentage ownership of the combined organization that is much smaller than such shareholder’s current percentage ownership of Delanco. Because of this, Delanco shareholders will have less influence on the management and policies of First Bank than they currently may have on the management and policies of Delanco.
First Bank and Delanco will incur significant transaction and merger-related costs in connection with the mergers.
First Bank and Delanco have incurred and expect to incur a number of nonrecurring costs associated with the mergers. These costs and expenses include fees paid to financial, legal and accounting advisors, severance and other potential employment-related costs, filing fees, printing expenses and other related charges. Some of these costs are payable by First Bank and Delanco regardless of whether the merger is completed. There are also a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the merger and the integration of the two companies’ businesses. While both First Bank and Delanco have assumed that a certain level of expenses would be incurred in connection with the mergers, there are many factors beyond their control that could affect the total amount or the timing of the integration and implementation expenses.
There may also be additional unanticipated significant costs in connection with the mergers that First Bank may not recoup. These costs and expenses could reduce the realization of efficiencies, strategic benefits and additional income First Bank expects to achieve from the mergers. Although First Bank expects that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

INFORMATION ABOUT FIRST BANK
General
First Bank is a New Jersey state-chartered commercial bank which commenced operations in April 2007. First Bank is regulated by the NJDOBI and the FDIC. First Bank is headquartered in Hamilton, Mercer County, in central New Jersey and currently operates 14 full-service branches located in Cranbury, Denville, Ewing, Flemington, Hamilton, Lawrence, Randolph, Somerset and Williamstown, New Jersey, and Bensalem, Doylestown, Levittown, Trevose, and Warminster, Pennsylvania. First Bank’s primary service areas include Mercer, Burlington, Hunterdon, Middlesex and Somerset Counties in central New Jersey, Morris County in northern New Jersey, Gloucester, Atlantic and Camden Counties in southern New Jersey and Bucks County in eastern Pennsylvania. First Bank targets business from individuals, businesses, and governmental entities located in its primary service areas, as well as throughout New Jersey and eastern Pennsylvania, with a particular focus on the corridor between New York City and Philadelphia.
First Bank believes its market area remains one of the more desirable banking markets in the country. By providing a superior customer experience, including access to its decision makers, and by expanding its brand into local communities located in its target markets, First Bank can continue to grow its business, increase profitability and create value for its shareholders.
First Bank focuses on traditional deposit and loan products and expects that businesses and individuals living and working in its markets will be the source of most of its customer deposits and lending business. Most of its lending customers come from throughout the New York City to Philadelphia corridor area.
Business Strategy
First Bank provides personalized banking services to satisfy the needs of its individual and business customers, as it strives to position its business for long-term growth and profitability. First Bank believes that its relationship-oriented approach is key to its growth. First Bank believes that the recent consolidation of local community banks by larger financial institutions has resulted in competitors that are not intimately familiar with the needs of individuals and businesses in its service areas and a general curtailment of services and increased fees. First Bank’s business strategy is to continue to pursue business from those customers who, as a result of these trends, are underserved or undervalued by larger financial institutions.
In addition to planned organic growth, First Bank continues to consider opportunities to grow its business through acquisitions of whole banks, business lines or branches that complement its growth strategy and market expansion objectives. First Bank’s acquisition of Heritage Community Bank in 2014, of Bucks County Bank in 2017 and the planned acquisition of Delanco are examples of acquisitions consistent with this strategy.
Lending Activities
First Bank offers a traditional set of lending products to meet the needs of its customers located within its market areas, including commercial and industrial loans, commercial real estate loans (including owner-occupied, investor, construction and development, and multi-family loans), residential real estate loans, and consumer and other loans.
Commercial Real Estate Loans.   First Bank offers a variety of real estate loans to businesses and real estate investors for the acquisition and refinancing of commercial real estate. Commercial real estate loans represent the largest component of its loan portfolio and are composed of owner-occupied, investor, construction and development, and multi-family loans.
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Owner-occupied, or CREO. CREO loans are made for the acquisition of new property or the refinancing of existing property. These loans typically relate to commercial businesses and are secured by the underlying real estate used in the business or real property of the principals.

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Investor, or CREI. CREI loans include investor-owned and tenanted investment properties. First Bank provides a variety of CREI loans secured by different types of properties including retail, industrial, office and mixed use.

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Construction and Development Loans. Construction and development loans are generally made to builders and developers who wish to build new residential or commercial structures. Construction and development loans include land loans to acquire vacant land for future development.

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Multi-Family Loans. Multi-family loans generally consist of loans secured by apartment buildings.

Commercial and Industrial Loans.   First Bank offers commercial and industrial loans to small to mid-sized businesses for general business purposes. Commercial and industrial loans are made on a line of credit and term basis to finance inventory, equipment or short-term working capital. These loans are generally secured by business assets with the personal guarantees of the principal owners. The terms of these loans are generally 1 – 5 years.
Residential Real Estate Loans.   Residential real estate loans are comprised of residential mortgages, first and second lien home equity loans and revolving lines of credit. Residential mortgages and first lien home equity loans are comprised of loans made with first liens on owner-occupied 1 – 4 family residences. These loans tend to have longer terms of 15 – 30 years and are typically originated on a fixed rate basis. First Bank also offers home equity loans as second lien loans and revolving lines of credit. Second lien home equity loans are usually originated on a fixed rate basis with terms of 5, 10 or 15 years. Revolving lines of credit allow customers to borrow and pay back over the life of the loan (5, 10 or 15 years) with full repayment due at maturity and tend to be floating rate products.
Consumer and Other Loans.   First Bank offers a variety of non-residential real estate loans to individuals for personal and household purposes, such as to finance the purchase of an automobile, and other loans.
In managing the growth of the loan portfolio, First Bank has focused on: (i) the application of prudent underwriting criteria; (ii) active involvement by senior management and the First Bank board of directors in the loan approval process; (iii) active monitoring of loans to ensure that repayments are made in a timely manner and to identify potential problem loans; and (iv) the review of various aspects of its loan portfolio by independent consultants. First Bank works throughout the lending process to manage and mitigate risks within its portfolio.
Investment Activities
First Bank invests in various types of assets, including U.S. Treasury obligations, securities of various federal agencies, state and municipal governments, mortgage-backed securities and certificates of deposit of federally-insured institutions. Within certain regulatory limits, First Bank also may invest a portion of its assets in corporate debt securities, mutual funds, certain restricted bank stock and other investments. First Bank’s investment objectives are to provide and maintain liquidity, maintain acceptable levels of interest rate and credit risk, provide an alternate source of low risk investments when demand for loans is weak and generate a favorable return.
Deposit Activities and Other Sources of Funds
Deposits, borrowings and loan and investment repayments are the major sources of First Bank’s funds for lending and investment purposes. Scheduled loan and investment repayments are a relatively stable source of funds, while deposit inflows and outflows and loan prepayments are significantly influenced by interest rates and general economic conditions.
Deposits.   Deposits are generated in First Bank’s markets through the offering of a broad selection of deposit instruments, including non-interest bearing demand deposits (such as checking accounts), interest bearing demand accounts, money market accounts, savings accounts and certificates of deposit. From time to time First Bank promotes various products in an effort to increase deposits. In addition to accounts for individuals, First Bank also offers commercial checking accounts and cash management services designed for the businesses operating in its market areas. First Bank also utilizes brokered deposits.

With deposits representing First Bank’s principal funding source, its focus continues to be further expanding its geographic footprint, strengthening its brand image through marketing initiatives and providing products and services that attract lower cost core deposits. Bringing First Bank’s relationship-driven brand of banking to new markets and neighborhoods is an important factor in attracting a lower cost diversified deposit base to fund loans at appropriate spreads.
Borrowings and Subordinated Debentures.   Although deposits are First Bank’s primary source of funds, it may utilize various types of borrowings when they are a less costly source of funds and can be invested at a positive interest rate spread, when it desires additional capacity to fund loan demand or when they meet its asset and liability management goals.
First Bank’s borrowings historically have consisted of advances from the Federal Home Loan Bank of New York, or FHLB. The FHLB functions as a government-sponsored enterprise providing credit for member financial institutions. Advances are made under several different programs, each having its own interest rate, range of maturities and limitations on the amount of advances are based either on a fixed percentage of an institution’s net worth or on the FHLB’s assessment of the institution’s creditworthiness.
Employees
At December 31, 2017, First Bank employed 142 full-time employees and 11 part-time employees. None of these employees are covered by a collective bargaining agreement, and First Bank believes that its employee relations are good.
Corporate Information
First Bank’s corporate office is located at 2465 Kuser Road, Hamilton, New Jersey 08690, and its telephone number is (609) 643-4211. First Bank’s website is www.firstbanknj.com. First Bank’s website and the information contained on, or that can be accessed through, the website will not be deemed to be incorporated by reference in, and are not considered part of, this document.

INFORMATION ABOUT DELANCO
Delanco is headquartered in Delanco Township, New Jersey and operates as a community-oriented financial institution dedicated to serving the financial services needs of consumers and businesses within our market areas. Delanco Bank is engaged primarily in the business of attracting deposits from the general public and using such funds to originate one- to four-family real estate loans and to a much lesser extent, multi-family and nonresidential real estate loans, home equity and consumer loans which we primarily hold for investment. Delanco Federal also maintains an investment portfolio. Delanco Bank’s primary federal regulator is the OCC. The FDIC, through the Deposit Insurance Fund, insures Delanco Bank’s deposit accounts up to the applicable legal limits. Delanco Bank is a member of the Federal Home Loan Bank of New York.
For more information on Delanco’s business activities, please see Annex D to this joint proxy statement/offering circular.

INFORMATION ABOUT FB MERGER CORP.
FB Merger Corp. is a New Jersey corporation and a wholly owned subsidiary of First Bank that was formed solely for the purpose of entering into the merger agreement and completing the merger.

THE SHAREHOLDER MEETINGS
When and Where the Shareholder Meetings will be Held
Delanco will hold its special meeting of shareholders at Delanco’s offices at 615 Burlington Avenue, Delanco, New Jersey 08075, commencing at 5:00 p.m., local time, on April 24, 2018.
First Bank will hold its annual meeting of shareholders at The Stone Terrace, 2275 Kuser Road, Hamilton, New Jersey 08690, commencing at 10:00 a.m., local time, on April 24, 2018.
What will be Voted on at the Shareholder Meetings
At the Delanco special meeting, Delanco shareholders will consider and vote on the following matters:
1.
the merger proposal;

2.
the Delanco compensation proposal; and

3.
the Delanco adjournment proposal, if necessary or appropriate.

At the First Bank annual meeting, First Bank shareholders will consider and vote on the following matters:
1.
the bank merger proposal;

2.
the First Bank adjournment proposal, if necessary or appropriate;

3.
the director proposal;

4.
the First Bank compensation proposal; and

5.
the auditor proposal.

Recommendation of the Delanco Board of Directors
The Delanco board of directors unanimously approved the merger agreement and the merger, and unanimously recommends that Delanco shareholders vote “FOR” approval of the merger proposal.
See the section entitled “The Mergers — Delanco’s Reasons for the Mergers; Recommendation of the Delanco Board of Directors” for a more detailed discussion of the factors considered by the Delanco board of directors in reaching its decision to approve the merger agreement and the bank merger agreement.
Recommendation of the First Bank Board of Directors
The First Bank board of directors unanimously approved the merger agreement, the bank merger agreement, the merger and the bank merger, and unanimously recommends that First Bank shareholders vote “FOR” approval of the bank merger proposal. See the section entitled “The Mergers — First Bank’s Reasons for the Mergers; Recommendation of the First Bank Board of Directors” for a more detailed discussion of the factors considered by the First Bank board of directors in reaching its decision to approve the bank merger agreement.
Shareholders Entitled to Vote
Delanco has set February 28, 2018 as the record date to determine which Delanco shareholders will be entitled to vote at the Delanco special meeting. Only Delanco shareholders at the close of business on this record date will be entitled to vote at the Delanco special meeting. As of the record date, there were 945,425 shares of Delanco common stock outstanding and entitled to be voted at the Delanco special meeting. Each holder of shares of Delanco common stock outstanding on the record date will be entitled to one vote for each share held of record.
First Bank has set March 14, 2018 as the record date to determine which First Bank shareholders will be entitled to vote at the First Bank annual meeting. Only First Bank shareholders at the close of business on this record date will be entitled to vote at the First Bank annual meeting. As of the record date, there were 17,481,975 shares of First Bank common stock outstanding and entitled to be voted at the First Bank annual meeting, held by approximately 481 shareholders of record. Each holder of shares of First Bank common stock outstanding on the record date will be entitled to one vote for each share held of record.
Quorum
The presence, in person or by proxy, of a majority of the shares of Delanco common stock outstanding on the record date will constitute a quorum for the purposes of the Delanco special meeting. The presence, in person or by proxy, of a majority of the shares of First Bank common stock outstanding on the record date will constitute a quorum for the purposes of the First Bank annual meeting.
We will count as present at each of the shareholder meetings, for purposes of determining the presence or absence of a quorum:
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shares of common stock held by persons attending the shareholder meeting, whether or not they are voting; and

•
shares of common stock for which the applicable company has received proxies, including proxies with respect to which holders of those shares have abstained from voting.

If a quorum is not present at either shareholder meeting, such shareholder meeting will be postponed until the holders of the number of shares of Delanco common stock or First Bank common stock, as applicable, required to constitute a quorum attend. If additional votes must be solicited in order for the First Bank shareholders to approve the bank merger proposal and the First Bank adjournment proposal is approved, the First Bank annual meeting will be adjourned to solicit additional proxies. If additional votes must be solicited in order for the Delanco shareholders to approve the merger proposal and the Delanco adjournment proposal is approved, the Delanco special meeting will be adjourned to solicit additional proxies.
Vote Required; Voting Agreements
The approval of the merger proposal by Delanco shareholders will require the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting. Approval of the Delanco compensation proposal and the Delanco adjournment proposal each requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Delanco common stock entitled to vote at the Delanco special meeting. If your shares of Delanco common stock are present at the Delanco special meeting but are not voted on the merger proposal, the Delanco compensation or the Delanco adjournment proposal, or if you vote to abstain on the merger proposal, the Delanco compensation proposal or the Delanco adjournment proposal, each will have no effect on the merger proposal, the Delanco compensation proposal or the Delanco adjournment proposal. If a Delanco shareholder is not present in person at the Delanco special meeting and does not respond by proxy, it will have no effect on the vote count for the merger proposal, the Delanco compensation proposal or the Delanco adjournment proposal. If you are a Delanco shareholder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the merger proposal, the Delanco compensation proposal and the Delanco adjournment proposal.
In connection with the merger agreement, each member of the Delanco board of directors, in his or her capacity as a shareholder of Delanco, has separately entered into a voting agreement with First Bank, the form of which is attached as Exhibit B to the merger agreement which is attached as Annex A to this joint proxy statement/offering circular, in which he or she has agreed to vote all shares of Delanco common stock that he or she owns and has the sole power to vote in favor of the merger proposal and any other matter that is required to be approved by the Delanco shareholders to facilitate the transactions contemplated by the merger agreement. In addition, the Stilwell group has entered into a similar voting agreement. As of the record date, these shareholders beneficially owned, in the aggregate, 150,890 shares of Delanco common stock, representing approximately 16.0% of the voting power of Delanco common stock.
The approval of the bank merger proposal by the First Bank shareholders will require the affirmative vote, in person or by proxy, of the holders of at least two-thirds of the shares of First Bank common stock outstanding and entitled to vote on the record date. Approval of the director proposal requires the affirmative vote of a plurality of the votes cast, in person or by proxy, by all First Bank shareholders entitled to vote for the election of First Bank directors. Approval of the First Bank compensation proposal, the auditor proposal and the First Bank adjournment proposal requires the affirmative vote of a majority of the votes cast, in person or by proxy, by all First Bank shareholders entitled to vote at the First Bank annual meeting. If you vote to abstain, or fail to either submit a proxy or vote in person at the First Bank annual meeting, or fail to instruct your bank, broker or other nominee how to vote with respect to the bank merger proposal, it will have the same effect as voting against the bank merger proposal. If your shares of First Bank common stock are present at the First Bank annual meeting but are not voted on the First Bank compensation proposal, the auditor proposal or the First Bank adjournment proposal, or if you vote to abstain on such proposals, each will have the same effect as a vote against the First Bank compensation proposal, the auditor proposal or the First Bank adjournment proposal and it will have no effect on the director proposal. If a First Bank shareholder is not present in person at the First Bank annual meeting and does not respond by proxy, it will have no effect on the vote for the director proposal, First Bank compensation proposal, the auditor proposal or the First Bank adjournment proposal. If you are a First Bank shareholder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the bank merger proposal.
Voting your Shares
The Delanco board of directors is soliciting proxies from the Delanco shareholders and the First Bank board of directors is soliciting proxies from the First Bank shareholders. This will give you an opportunity to vote at the Delanco special meeting or the First Bank annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions.
Voting in Person.   If you attend the First Bank annual meeting or the Delanco special meeting and you are a holder of record of the applicable company, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. If you plan to attend either shareholder meeting, you must hold your shares in your own name. In addition, you must bring a form of personal photo identification with you in order to be admitted. Delanco and First Bank each reserves the right to refuse admittance to anyone without proper proof of share ownership or without proper photo identification. The use of cameras, sound recording equipment, communications devices or any similar equipment during either shareholder meeting is prohibited without express written consent of Delanco or First Bank, as applicable.
If your shares of First Bank common stock or Delanco common stock, as applicable, are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to First Bank or Delanco, as applicable, or by voting in person at the shareholder meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Brokers who hold shares in street name for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. All proposals to be voted on at the Delanco special meeting and the bank merger proposal and the First Bank adjournment proposal voted on at the First Bank special meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.
If you are a First Bank shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares:
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your broker, bank or other nominee may not vote your shares on the bank merger proposal which broker non-votes will have the same effect as a vote “AGAINST” such proposal; and

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your broker, bank or other nominee may not vote your shares on the First Bank adjournment proposal, which broker non-votes will have no effect on the vote count for such proposal.

If you are a Delanco shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares:
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your broker, bank or other nominee may not vote your shares on the merger proposal which broker non-votes will have the no effect on the vote count for such proposal except to the extent this results in there being insufficient shares present at the Delanco special meeting to establish a quorum;

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your broker, bank or other nominee may not vote your shares on the Delanco compensation proposal, which broker non-votes will have no effect on the vote count for such proposal; and

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your broker, bank or other nominee may not vote your shares on the Delanco adjournment proposal, which broker non-votes will have no effect on the vote count for such proposal.

Voting by Proxy Card.   If proxy cards in the accompanying form are properly executed and returned, the shares represented thereby will be voted in the manner specified therein. As stated above, if you are a First Bank shareholder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the bank merger proposal. If you are a Delanco shareholder and you sign, date and mail your proxy care without indicating how you wish to vote, your proxy will be counted as a vote “FOR” approval of the merger proposal.
Voting by Telephone.   If you wish to vote by telephone and you are a shareholder of record of First Bank or Delanco, use a touch-tone telephone to call toll-free 1-800-652-8683 and follow the instructions. If you vote by telephone, you must have your control number and the proxy card available when you call.
Voting by the Internet.   If you wish to vote through the Internet and you are a shareholder of record of First Bank or Delanco, you can access the web page at www.investorvote.com/FRBA or www.investorvote.com/DLNO, respectively, and follow the on-screen instructions. If you vote through the Internet, you must have your control number and the proxy card available when you access the web page.
If your shares are registered in the name of a bank, broker or other nominee, the voting form your bank, broker or other nominee sent you will provide telephone and Internet voting instructions.
The deadline for voting by telephone or through the Internet as a First Bank shareholder of record is 11:00 p.m., local time, on April 23, 2018 and 5:00 p.m., local time, on April 24, 2018 for a Delanco shareholder of record. For shareholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker or other nominee for information about the deadline for voting by telephone or through the Internet.
Changing your Vote
Any Delanco shareholder may revoke a proxy at any time before or at the Delanco special meeting by:
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delivering a written notice of revocation, bearing a later date than the proxy, at any time prior to the vote at the Delanco special meeting to Douglas R. Allen, Jr., Secretary of Delanco (in which case you may deliver a new proxy or attend the Delanco special meeting and vote in person);

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submitting a later-dated proxy;

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submitting a new proxy via telephone or Internet; or

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voting in person at the Delanco special meeting.

A Delanco shareholder should send any written notice of revocation or subsequent proxy to Delanco Bancorp, Inc., Attention: Douglas R. Allen, Jr., 615 Burlington Avenue, Delanco, New Jersey 08075, or hand deliver the notice of revocation or subsequent proxy to Douglas R. Allen, Jr. before the taking of the vote at the Delanco special meeting. Attendance at the Delanco special meeting will not by itself constitute a revocation of a proxy.

Any First Bank shareholder may revoke a proxy at any time before or at the First Bank annual meeting in one or more of the following ways:
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delivering a written notice of revocation, bearing a later date than the proxy, at any time prior to the vote at the First Bank annual meeting to Donna Bencivengo, Secretary of First Bank (in which case you may deliver a new proxy or attend the First Bank annual meeting and vote in person);

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submitting a later-dated proxy card;

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submitting a new proxy via telephone or the Internet; or

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voting in person at the First Bank special meeting.

A First Bank shareholder should send any written notice of revocation or subsequent proxy card to First Bank, Attention: Donna Bencivengo, Corporate Secretary, 2465 Kuser Road, Hamilton, New Jersey 08690, or hand deliver the notice of revocation or subsequent proxy card to such Corporate Secretary before the taking of the vote at the First Bank annual meeting. Attendance at the First Bank annual meeting will not by itself constitute a revocation of a proxy.
As a First Bank shareholder or Delanco shareholder, you will be able to change your vote as many times as you wish and the last vote received chronologically by any means will supersede your prior vote(s). Please note, however, that if you vote by the Internet, the maximum number of times that you can access the website using any one control number is limited to five times per day.
Participants in the Delanco ESOP
If you participate in the Delanco ESOP, you will receive a vote instruction form that reflects all shares of Delanco common stock that you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares of Delanco common stock held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Delanco common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Delanco common stock held by the ESOP and allocated shares of Delanco common stock for which no voting instructions are received in the same proportion as shares of Delanco common stock for which it has received timely voting instructions. The deadline for returning your voting instruction form is April 17, 2018.
Solicitation of Proxies and Costs
Delanco and First Bank will each pay the costs of soliciting proxies with respect to their separate meetings. In addition to solicitation by mail, directors, officers and employees acting on behalf of Delanco or First Bank may solicit proxies for the shareholder meetings in person or by telephone, telegraph, facsimile or other means of communication. Delanco and First Bank will not pay any additional compensation to these directors, officers or employees for these activities, but may reimburse them for reasonable out of pocket expenses.
Delanco has retained Laurel Hill Advisory Group, LLC, at an estimated cost of approximately $6,000 plus reimbursement of expenses to assist in the solicitation of proxies.
First Bank has retained Laurel Hill Advisory Group, LLC at an estimated cost of approximately $6,000 plus reimbursement of expenses to assist in the solicitation of proxies. First Bank has agreed to indemnify Laurel Hill Advisory Group, LLC against certain liabilities in connection with this proxy solicitation. It is expected that approximately 15 to 20 persons will be employed by Laurel Hill Advisory Group, LLC to solicit First Bank shareholders.

THE DELANCO PROPOSALS
Proposal 1: Approval of the Merger Proposal
Delanco is asking its shareholders to approve the merger agreement. For a detailed discussion of the terms and conditions of the merger agreement, see the section entitled “The Merger Agreement”. As discussed in the section entitled “The Mergers — Delanco’s Reasons for the Merger; Recommendation of the Delanco Board of Directors,” after careful consideration, the Delanco board of directors approved the merger agreement.
The Delanco board of directors unanimously recommends that you vote “FOR” the approval of the merger proposal.
Proposal 2: Delanco Compensation Proposal
In accordance with Section 14A of the Exchange Act and SEC rules issued thereunder, Delanco shareholders may cast a non-binding, advisory vote to approve compensation that may be paid or become payable to Delanco’s named executive officers in connection with the merger, as summarized in the table under the caption “The Mergers — Interests of Management and Others in the Merger — Merger-Related Executive Compensation for Delanco’s Named Executive Officers.” Accordingly, the following resolution will be submitted to a non-binding, advisory vote of Delanco shareholders at the Delanco special meeting:
RESOLVED, that the compensation that may be paid or become payable to Delanco’s named executive officers, in connection with the merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table under the caption “The Mergers — Interests of Management and Others in the Merger — Merger-Related Executive Compensation for Delanco’s Named Executive Officers,” and the footnotes thereto and related narrative section, is hereby APPROVED.
The vote on this Proposal 2 is a vote separate and distinct from the vote on Proposal 1 to approve the merger agreement. Because the vote is advisory in nature only, it will not be binding on either Delanco or First Bank, regardless of whether the merger agreement is approved. Accordingly, as the compensation to be paid in connection with the merger is a contractual obligation to the named executive officers of Delanco, regardless of the outcome of this advisory vote, such compensation will be payable if the merger agreement is approved and the merger is completed, subject only to the contractual conditions applicable to such payment.
The Delanco board of directors unanimously recommends that you vote “FOR” the approval of the Delanco compensation proposal.
Proposal 3: Delanco Adjournment Proposal
If, at the Delanco special meeting, there are an insufficient number of shares of Delanco common stock present in person or represented by proxy and voting in favor of the merger proposal, Delanco may move to adjourn the Delanco special meeting in order to enable the Delanco board of directors to solicit additional proxies for approval of the merger proposal. If the Delanco shareholders approve the Delanco adjournment proposal, Delanco could adjourn the Delanco special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Delanco shareholders who have previously voted. If the date of the adjournment is not announced at the Delanco special meeting or a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.
The Delanco board of directors unanimously recommends that you vote “FOR” the approval of the Delanco adjournment proposal.

THE FIRST BANK MERGER-RELATED PROPOSALS
Proposal 1: Approval of the Bank Merger Agreement
First Bank is asking its shareholders to approve the bank merger agreement. For a detailed discussion of the terms and conditions of the bank merger agreement, see the section entitled “The Bank Merger Agreement”. As discussed in the section entitled “The Mergers — First Bank’s Reasons for the Mergers; Recommendation of the First Bank Board of Directors,” after careful consideration, the First Bank board of directors approved the merger agreement and the bank merger agreement.
Recommendation and Vote Required for Approval
Approval of the bank merger agreement requires the affirmative vote of the holders of at least two-thirds of the shares of First Bank common stock outstanding and entitled to vote on the record date. If your shares of First Bank common stock are present at the First Bank annual meeting but are not voted on the bank merger proposal, or if you vote to abstain on the bank merger proposal, each will have the same effect as a vote “AGAINST” the bank merger proposal. If you fail to submit a proxy card and fail to attend the First Bank annual meeting, or if you do not instruct your bank, broker or other nominee to vote your shares of First Bank common stock in favor of the bank merger proposal, your shares of First Bank common stock will not be voted, and this will have the same effect as a vote “AGAINST” the bank merger proposal.
The First Bank board of directors unanimously recommends that you vote “FOR” the approval of the bank merger proposal.
Proposal 2: First Bank Adjournment Proposal
First Bank shareholders are being asked to adjourn the First Bank annual meeting, if necessary, to solicit additional proxies in favor of the approval of the bank merger proposal if there are insufficient votes at the time of such adjournment to approve the bank merger proposal.
If, at the First Bank annual meeting, there are an insufficient number of shares of First Bank common stock present in person or represented by proxy and voting in favor of the bank merger proposal, First Bank may move to adjourn the First Bank annual meeting in order to enable the First Bank board of directors to solicit additional proxies for approval of the bank merger proposal. If the First Bank shareholders approve the adjournment proposal, First Bank could adjourn the First Bank annual meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from First Bank shareholders who have previously voted. If the date of the adjournment is not announced at the First Bank annual meeting or a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.
Recommendation and Vote Required for Approval
Approval of the First Bank adjournment proposal will require the affirmative vote of a majority of the votes represented, in person or by proxy, by all First Bank shareholders entitled to vote at the First Bank annual meeting. If your shares of First Bank common stock are present at the First Bank annual meeting but are not voted on the First Bank adjournment proposal, or if you vote to abstain on the adjournment proposal, each will have the same effect as a vote “AGAINST” the First Bank adjournment proposal. If you fail to submit a proxy card and fail to attend the First Bank annual meeting, or if you do not instruct your bank, broker or other nominee to vote your shares of First Bank common stock in favor of the First Bank adjournment proposal, your shares of First Bank common stock will not be voted, but this will not have an effect on the vote to approve the First Bank adjournment proposal except to the extent this results in there being insufficient shares present at the First Bank annual meeting to establish a quorum.
The First Bank board of directors unanimously recommends that you vote “FOR” the First Bank adjournment proposal, if necessary or appropriate.

THE MERGERS
The following discussion describes the material terms and provisions of the mergers. This discussion is subject to, and is qualified in its entirety by reference to the merger agreement and the bank merger agreement, each of which we incorporate by reference in this joint proxy statement/offering circular. A copy of the merger agreement is attached hereto as Annex A and a copy of the bank merger agreement is attached hereto as Annex B. We urge you to read carefully this entire joint proxy statement/offering circular, including the merger agreement and the bank merger agreement, for a more complete understanding of the merger.
Terms of the Mergers
The boards of directors of Delanco and First Bank have unanimously approved the merger agreement and the bank merger agreement and believe that the mergers are in the best interests of their respective shareholders. The Delanco board of directors unanimously recommends that Delanco shareholders vote “FOR” the merger proposal and the First Bank board of directors unanimously recommends that First Bank shareholders vote “FOR” the bank merger proposal.
The merger agreement provides that Delanco will merge with and into Merger Sub, with Merger Sub as the surviving corporation in the merger. Simultaneously with the merger, Delanco Bank will merge with and into First Bank, with First Bank as the surviving bank in the bank merger. Upon completion of the merger, the shareholders of Delanco will receive, for each outstanding share of Delanco common stock that they own at the effective time of the merger, the merger consideration. See the section entitled “The Merger Agreement —  Structure of the Merger”.
The exchange ratio will be adjusted proportionately if First Bank makes any stock splits, stock dividends or similar distributions prior to the closing of the merger.
First Bank will not issue any fractions of a share of common stock. Rather, First Bank will pay cash, without interest, for any fractional share interest any Delanco shareholder would otherwise receive in the merger. All shares of Delanco common stock held by a shareholder immediately prior to the effective time of the merger will be aggregated before determining the need to pay cash in lieu of fractional shares to such former shareholder.
The directors of Delanco have interests in the merger as directors that are different from the interests of Delanco shareholders in general. See the section entitled “The Merger Agreement —  Interests of Management and Others in the Merger” herein. These interests were considered by the Delanco board of directors and the First Bank board of directors before, respectively, approving and recommending the merger and the bank merger.
Background of the Mergers
Since completing its conversion from the mutual holding company form of organization to the stock holding company form of organization in October 2013, the management and board of directors of Delanco have regularly reviewed Delanco’s strategic and financial prospects. Delanco’s board of directors has considered the difficulty in profitably growing and operating a financial institution under current economic and competitive conditions, including the increased costs for technology and regulatory compliance. The directors considered communications from investors who expressed an interest in seeing Delanco pursue a business combination and the financial results and near term prospects for Delanco.
The Delanco board of directors held its regular meeting on July 26, 2016, which was attended by representatives of Delanco’s legal counsel, Kilpatrick Townsend & Stockton LLP, which we refer to as Kilpatrick Townsend, and FinPro. Representatives of FinPro provided a strategic assessment of Delanco, presented an analysis of the potential acquisition value of Delanco, identified a list of institutions that were potential acquirors of Delanco and discussed different approaches and strategies to selecting a partner for a business combination. The board of directors considered potential acquisition targets identified by FinPro, but noted that Delanco would be unlikely to obtain regulatory approval for an acquisition while it remained under a formal written agreement with the OCC. The Delanco board of directors considered its strategic alternatives and determined to explore a possible business combination following the third anniversary of its second-step conversion, at which time it would be free from regulatory restrictions with respect to acquisition of control of Delanco.

On August 9, 2016, Delanco formally engaged FinPro to serve as its financial advisor with respect to a possible business combination.
At its regular meeting held on January 24, 2017, which was attended by representatives of FinPro and Kilpatrick Townsend, the representatives of FinPro and Kilpatrick Townsend reviewed the market for financial stocks, discussed the mergers and acquisitions environment for financial institutions of similar size to Delanco, and provided an overview of the transaction process. FinPro discussed with the Delanco board of directors criteria for developing a list of potential acquirors and provided the directors with a preliminary list of potential acquirors. The Delanco board of directors requested that FinPro work with Delanco’s President and Chief Executive Officer, James E. Igo, to develop a final list of potential acquirors that would be contacted by FinPro.
At its regular meeting held on February 28, 2017, which was attended by a representative of FinPro, the Delanco board of directors reviewed the transaction process and a list of potential acquirors that FinPro would be authorized to contact regarding a business combination with Delanco. The financial institutions were selected by FinPro and Mr. Igo and approved by the Delanco board of directors based on likelihood of interest, financial capacity and perceived potential to obtain required regulatory approvals.
At a special meeting held on March 10, 2017, the Delanco board of directors met with representatives of FinPro and Kilpatrick Townsend to review and approve the confidential information memorandum that would be provided to potential acquirors. A representative of FinPro reviewed the confidential information memorandum, discussed the non-disclosure agreement that prospective acquirors would be required to sign, discussed updates to the list of potential acquirors and reviewed the timeline for the transaction.
The First Bank board of directors has from time to time engaged with senior management of First Bank in strategic reviews, and has considered ways to enhance its performance and prospects in light of competitive and other relevant developments. These strategic reviews by the First Bank board of directors have focused on, among other things, the business environment facing financial institutions generally, the business environments in the markets that First Bank serves and markets that First Bank is targeting for entry into as desirable banking markets, as well as conditions and ongoing consolidation in the financial services industry. As part of its growth strategy, the management of First Bank and the First Bank board of directors have, from time to time, explored acquisition opportunities with banks that have a similar community banking philosophy to that of First Bank and that have operations in certain markets.
In late March 2017, FinPro began contacting the financial institutions approved by the Delanco board of directors on Delanco’s behalf regarding the potential acquisition of Delanco. Of the financial institutions contacted by FinPro, 19 financial institutions, including First Bank, executed non-disclosure agreements and received a confidential information memorandum regarding the potential acquisition of Delanco. Of these 19 institutions, 12, including First Bank, requested and received access to an electronic data room that contained non-public information, including information regarding Delanco’s loans and deposits, credit quality, vendor contracts, and operating expenses.
On April 7, 2017, an investment banker representing an out of market financial institution, which we refer to as Bank A, that was not on the list of institutions that FinPro was authorized to contact informed FinPro that Bank A was interested in acquiring Delanco. After discussions with Mr. Igo, FinPro provided Bank A with access to the electronic data room and extended the deadline for submitting an indication of interest by 24 hours.
On April 10, 2017, Delanco received nonbinding indications of interest for the acquisition of Delanco from First Bank and one other financial institution, which we refer to as Bank B. First Bank proposed an all-stock transaction and Bank B proposed a cash and stock transaction.
On April 11, 2017, an investment banker representing Bank A orally communicated an indication of interest to acquire Delanco, but did not specify the form of consideration.
At a special meeting held on April 13, 2017, the Delanco board of directors met with representatives of FinPro and Kilpatrick Townsend to review the indications of interest. The Delanco board of directors was informed that all of the other institutions that had received a confidential information memorandum and had been granted access to the electronic data room declined to submit a nonbinding indication of interest.

A representative of FinPro provided an overview of the process conducted to date, informed the Delanco board of directors of the events involving Bank A, and summarized the indications of interests from First Bank and Bank B. The Delanco board of directors considered the strengths and weaknesses of each proposal and decided to invite both Bank A and Bank B to perform detailed due diligence, subject, in the case of Bank A, to providing a written indication of interest. In addition, the Delanco board of directors instructed FinPro to speak to First Bank about its proposal and to invite First Bank to perform due diligence if First Bank agreed to consider increasing the value of its proposed consideration, which First Bank orally agreed to do.
Over the next several weeks, Delanco made available additional due diligence materials to First Bank and Bank B. On May 22, 2017, representatives of Delanco met with several executives from Bank B and engaged in detailed discussions regarding various aspects of Delanco’s business. On that same day, Bank B performed loan and credit due diligence on Delanco. On May 31 and June 1, 2017, First Bank performed loan and credit due diligence and met with representatives of Delanco to discuss various aspects of Delanco’s business.
On May 25, 2017, Bank A submitted a written, non-binding indication of interest. After Delanco and FinPro reviewed the indication of interest, Bank A was provided access to the additional due diligence materials that had been made available to First Bank and Bank B.
On June 5, 2017, Bank A informed FinPro that it was withdrawing from the process and would not pursue the acquisition of Delanco.
On June 20, 2017, First Bank submitted a revised non-binding indication of interest for an all-stock transaction, which reflected an increase from its initial proposal. On June 22, 2017, Bank B submitted a revised non-binding indication of interest for an all cash transaction that was lower than the range submitted by First Bank and represented a decrease from its initial proposal.
At its regular meeting held on June 27, 2017, which was attended by representatives of FinPro and Kilpatrick Townsend, the Delanco board of directors reviewed the indications of interest from First Bank and Bank B. FinPro summarized the material terms of both proposals and the Delanco board of directors discussed in detail the terms of the revised non-binding indication of interest from First Bank. Specifically, the Delanco board of directors noted that First Bank contemplated a transaction with a fixed exchange ratio, which would be determined closer to signing the definitive merger agreement, and discussed the risks and advantages associated with a fixed exchange ratio. FinPro presented an analysis of the value of the indicative range proposed by First Bank based on a discounted cash flow analysis and a comparison to comparable transactions. FinPro also presented information on First Bank’s trading history and various financial and market pricing metrics of First Bank compared to a peer group of companies, as well as summary pro forma financial information regarding the proposed transaction. At the conclusion of the discussion, the Delanco board of directors authorized management to move forward with the negotiation of a definitive agreement with First Bank based on the terms set forth in its revised non-binding indication of interest. The Delanco board of directors chose to pursue a transaction with First Bank over Bank B because First Bank proposed a transaction that provided greater value to Delanco shareholders.
Following the Delanco board of directors meeting, FinPro communicated to First Bank that the Delanco board of directors authorized moving forward with First Bank on the basis of the terms in its revised non-binding indication of interest.
Over the next several weeks, Delanco provided First Bank with additional due diligence materials. During the same period, First Bank made due diligence materials available to Delanco and its representatives. On July 21, 2017, representatives of Delanco met with several First Bank executives and engaged in detailed discussions regarding various aspects of First Bank’s business and conducted loan and credit due diligence.
On August 15, 2017, First Bank and its legal advisor provided Delanco and Kilpatrick Townsend with an initial draft merger agreement for the proposed transaction.
At its regular meeting held on August 22, 2017, a representative of Kilpatrick Townsend updated the Delanco board of directors on the status of the transaction and discussed the contents of the initial draft of the merger agreement.

Over the course of the following weeks, First Bank and its outside counsel, Covington & Burling LLP, or Covington, and Delanco and Kilpatrick Townsend negotiated the specific terms of the merger agreement and worked towards finalizing the terms of the transaction. During this period, Delanco continued to provide First Bank with information regarding its loans and deposits, credit quality, vendor contracts, and operating expenses. On October 12, 2017, First Bank and Delanco agreed to an exchange ratio of 1.11. Based on the closing price of First Bank common stock of  $12.65 per share on October 11, 2017, this exchange ratio represented a value of  $14.04 per share of Delanco common stock, which was at the high end of the indicative range provided by First Bank in its revised non-binding indication of interest.
On October 17, 2017, the Delanco board of directors held a special meeting, which was attended by representatives of FinPro and Kilpatrick Townsend. The Delanco board of directors had been provided with a set of written materials in advance of the meeting, including a summary of the terms and conditions of the merger agreement prepared by Kilpatrick Townsend. A representative of Kilpatrick Townsend reviewed the merger agreement and various deal terms with the Delanco board of directors. Representatives of FinPro reviewed with the Delanco board of directors its financial analysis of the merger and rendered its oral opinion, which was subsequently confirmed in writing, to the Delanco board of directors that, as of that date, and based upon and subject to the factors, assumptions and limitations set forth in its written opinion, the merger consideration was fair, from a financial point of view, to the holders of Delanco common stock. Following discussion and questions and answers, including consideration of the factors described under “Delanco’s Reasons for the Mergers” and “Recommendation of the Delanco Board of Directors,” the Delanco board of directors determined that the merger agreement and the transactions contemplated thereby, including the merger, were in the best interest of Delanco and its shareholders and approved recommending that the Delanco shareholders approve the adoption of the merger agreement.
On October 17, 2017, the First Bank board of directors held a meeting to consider the terms of the proposed merger. Prior to the meeting, the directors received copies of the draft merger agreement, draft voting agreement and drafts of the other draft transaction documents. At the meeting, members of senior management of First Bank reported on the status of due diligence and negotiations with Delanco. Representatives of Sandler O’Neill & Partners, L.P., or Sandler O’Neill, who were present at the meeting, along with members of senior management reviewed for the First Bank board of directors the financial aspects of the proposed merger. At the meeting, Covington reviewed with the First Bank board of directors its fiduciary duties and reviewed the key terms of the merger agreement, the voting agreement, and the other transaction documents, as described elsewhere in this joint proxy statement/offering circular.
After considering the terms of the merger agreement, the terms of the voting agreement, as well as the various presentations of Sandler O’Neill, Covington and senior management of First Bank, and taking into consideration the matters discussed during that meeting and prior meetings of the First Bank board of directors, including the factors described under “— First Bank’s Reasons for the Merger; Recommendation of the First Bank Board of Directors,” the First Bank board of directors determined that the merger was consistent with First Bank’s business strategies and in the best interests of First Bank and First Bank shareholders and the directors voted to approve the merger agreement and the transactions contemplated by the merger agreement.
On October 18, 2017, representatives of First Bank and Delanco, along with Kilpatrick Townsend and Covington finalized the terms of the merger agreement, which First Bank and Delanco executed on that day. In addition, First Bank and Delanco executed the voting agreements entered into with the directors of Delanco. That same day, First Bank and Delanco issued a joint press release announcing the execution of the merger agreement.
Delanco’s Reasons for the Mergers
After careful consideration, at a meeting held on October 17, 2017, Delanco’s board of directors unanimously determined that the merger agreement, including the merger and the other transactions contemplated thereby, is in the best interests of Delanco and its shareholders and approved the merger agreement.

In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommend that its shareholders vote “FOR” the merger agreement, Delanco’s board of directors consulted with Delanco management, as well as its independent financial and legal advisors, and considered a number of factors, including the following material factors:
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its knowledge of Delanco’s business, operations, regulatory and financial condition, asset quality, earnings, loan portfolio, capital and prospects both as an independent organization, and as a part of a combined company with First Bank;

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its understanding of First Bank’s business, operations, regulatory and financial condition, asset quality, earnings, capital and prospects taking into account presentations by senior management of its due diligence review of First Bank and information furnished by FinPro;

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its belief that the merger will result in a stronger banking franchise with strong capital ratios and an attractive funding base that has the potential to deliver a higher value to Delanco’s shareholders as compared to continuing to operate as a stand-alone entity;

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the expanded possibilities, including organic growth and future acquisitions, that would be available to the combined company, given its larger size, asset base, capital, market capitalization and footprint;

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the anticipated pro forma impact of the merger on First Bank, including potential synergies, and the expected impact on financial metrics such as earnings and tangible common equity per share, as well as on regulatory capital levels;

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the financial analyses of FinPro, Delanco’s independent financial advisor, and its written opinion, dated as of October 17, 2017, delivered to the board of directors to the effect that, as of that date, and subject to and based on the various assumptions, considerations, qualifications and limitations set forth in the opinion, the merger consideration was fair, from a financial point of view, to the holders of Delanco common stock;

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the merger consideration offers Delanco shareholders the opportunity to participate as shareholders of First Bank in the future performance of the combined company;

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the fact that Delanco has not paid a dividend on its common stock and that First Bank pays a quarterly cash dividend on its common stock;

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the more active trading market in First Bank common stock would give Delanco shareholders greater liquidity for their investment;

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the benefits to Delanco and its customers of operating as a larger organization, including enhancements in products and services, higher lending limits, and greater financial resources;

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the increasing importance of operational scale and financial resources in maintaining efficiency and remaining competitive over the long term and in being able to capitalize on technological developments that significantly impact industry competitive conditions;

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the expected social economic impact of the merger on the constituencies served by Delanco, including its borrowers, customers, depositors, employees, and communities;

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the other effects of the merger on Delanco employees, including the prospects for continued employment in a larger organization and various benefits agreed to be provided to Delanco employees;

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the board’s understanding of the current and prospective environment in which Delanco and First Bank operate, including national and local economic conditions, the interest rate environment, increasing operating costs resulting from regulatory initiatives and compliance mandates, and the competitive effects of the continuing consolidation in the banking industry;

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the extensive efforts made to solicit interest from institutions considered to have the ability and potential interest in acquiring Delanco and the low probability of securing a more attractive proposal from another institution capable of consummating the transaction;

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the ability of First Bank to complete the merger from a financial and regulatory perspective;

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the board’s understanding that the merger will qualify as a “reorganization” under Section 368(a) of the Code, providing favorable tax consequences to Delanco’s shareholders; and

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the board’s review with its independent legal advisor, Kilpatrick Townsend, of the material terms of the merger agreement, including the board’s ability, under certain circumstances, to consider a better unsolicited acquisition proposal and to withhold, withdraw, qualify or modify its recommendation to Delanco’s shareholders, as well as the nature of the covenants, representations and warranties and termination provisions in the merger agreement.

Delanco’s board of directors also considered a number of potential risks and uncertainties associated with the merger in connection with its deliberation of the proposed transaction, including, without limitation, the following:
•
the risk that the consideration to be paid to Delanco shareholders could be adversely affected by a decrease in the trading price of First Bank common stock during the pendency of the merger;

•
the potential risk of diverting management attention and resources from the operation of Delanco’s business and towards the completion of the merger;

•
the restrictions on the conduct of Delanco’s business prior to the completion of the merger, which are customary for public company merger agreements involving financial institutions, but which, subject to specific exceptions, could delay or prevent Delanco from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Delanco absent the pending merger;

•
the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating Delanco’s business, operations and workforce with those of First Bank;

•
the fact that the interests of certain of Delanco’s directors and executive officers may be different from, or in addition to, the interests of Delanco’s other shareholders as described under the heading “The Mergers — Interests of Management and Others in the Mergers”;

•
that, while Delanco expects that the merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the merger agreement will be satisfied, including the risk that necessary regulatory approvals or Delanco shareholder approval might not be obtained and, as a result, the merger may not be consummated;

•
the risk of potential employee attrition and/or adverse effects on business and customer relationships as a result of the pending merger;

•
the fact that: (i) Delanco would be prohibited from affirmatively soliciting acquisition proposals after execution of the merger agreement; and (ii) Delanco would be obligated to pay to First Bank a termination fee if the merger agreement is terminated under certain circumstances, which may discourage other parties potentially interested in a strategic transaction with Delanco from pursuing such a transaction; and

•
the possibility of litigation challenging the merger, and its belief that any such litigation would be without merit.

The foregoing discussion of the information and factors considered by Delanco’s board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. Delanco’s board of directors considered all these factors as a whole, including discussions with, and questioning of Delanco’s management and Delanco’s independent financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

Delanco’s board of directors unanimously recommends that Delanco’s shareholders vote “FOR” the approval of the merger proposal. Delanco shareholders should be aware that Delanco’s directors and executive officers have interests in the merger that are different from, or in addition to, those of other Delanco shareholders. Delanco’s board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, and in recommending that the merger proposal be approved by the shareholders of Delanco. See “The Mergers — Interests of Management and Others in the Mergers”.
This summary of the reasoning of Delanco’s board of directors and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Forward-Looking Information”.
Opinion of Delanco’s Financial Advisor
Delanco engaged FinPro to act as its financial advisor in connection with its merger and acquisition activities. FinPro was also engaged to provide its opinion as to the fairness, from a financial point of view, to the holders of Delanco common stock of the consideration to be received by such shareholders in the proposed merger. FinPro is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. Delanco selected FinPro because of its knowledge of, experience with, and reputation in the financial services industry.
As part of its engagement, representatives of FinPro attended the meeting of the Delanco board of directors held on October 17, 2017, at which the Delanco board of directors considered the merger agreement. At this meeting, FinPro reviewed the financial aspects of the proposed merger and rendered to the Delanco board of directors an opinion to the effect that the merger consideration was fair to Delanco shareholders from a financial point of view.
The full text of FinPro’s written opinion is attached as Annex C to this joint proxy statement/offering circular and is incorporated herein by reference.
Delanco shareholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by FinPro.
FinPro’s opinion speaks only as of the date of such opinion. FinPro’s opinion addresses only the fairness, from a financial point of view, of the consideration offered in the merger to Delanco shareholders. It does not address the underlying business decision to engage in the merger or to enter into the merger agreement and does not constitute a recommendation to any Delanco shareholder as to how the shareholder should vote at the Delanco special meeting on the merger agreement or any related matter.
In rendering its opinion, FinPro considered among other things:
•
the merger agreement;

•
review of the most recent fiscal year end audited and quarter end unaudited financial statements for each of Delanco and First Bank;

•
review of certain other public and non-public information regarding each of Delanco and First Bank regarding the financial results and the condition of Delanco and First Bank;

•
review of the trading and merger market for bank and thrift stocks;

•
review of acquisition multiples of comparable transactions;

•
review of the potential investment value of Delanco’s shares;

•
First Bank’s ability to execute on the proposed transaction;

•
relative contribution of each entity to the pro forma combined institution; and

•
review of the pro forma financial impact.

In performing its review and in rendering its opinion, FinPro has relied upon the completeness and accuracy of all of the financial and other information that was available to it from public sources, that was provided to it by Delanco and First Bank, or their representatives, or that was otherwise reviewed by FinPro, and has assumed such completeness and accuracy for purposes of rendering its opinion. FinPro has further relied on the assurances of management of Delanco that they are not aware of any facts or circumstances not within the actual knowledge of FinPro that would make any of such information inaccurate or misleading. FinPro has not been asked to verify and has not undertaken any independent verification of such information, and FinPro does not assume any responsibility or liability for the completeness and accuracy thereof. FinPro has not made an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Delanco, First Bank, or any subsidiaries, or the collectability of any such assets, nor has FinPro been furnished with any such evaluations or appraisals. FinPro has not made any independent evaluation of the adequacy of the allowance for loan losses of Delanco or First Bank, nor has FinPro reviewed any individual credit files, and FinPro has assumed that the respective allowance for loan losses for each of Delanco and First Bank is adequate.
FinPro also assumed, with Delanco’s consent, that (i) each of the parties to the merger agreement would comply in all material respects with all material terms of the merger agreement, that all of the representations and warranties contained in the merger agreement were true and correct in all material respects, that each of the parties to the merger agreement would perform in all material respects all of the covenants required to be performed by such party under the merger agreement and that the conditions precedent in the merger agreement would not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Delanco, First Bank or the merger in any respect that would be material to FinPro’s analyses, (iii) the merger and any related transaction would be consummated in accordance with the terms of the merger agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements, and (iv) the merger would qualify as a tax-free reorganization for federal income tax purposes. FinPro expressed no opinion as to any of the legal, accounting or tax matters relating to the merger or any other transactions contemplated in connection therewith.
FinPro’s analyses and the views expressed in its opinion were necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to FinPro as of, the date of its opinion. Events occurring after the date of the opinion could materially affect FinPro’s views. FinPro has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date thereof. FinPro expressed no opinion as to the trading values of Delanco common stock after the date of its opinion or what the value of First Bank common stock will be once it is actually received by the holders of Delanco common stock.
The following is a summary of the material analyses performed by FinPro and presented to the Delanco board of directors on October 17, 2017. The summary is not a complete description of all the analyses underlying FinPro’s opinions. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. FinPro believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered, without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. The financial analyses summarized below include information presented in a tabular format. In order to understand fully the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses.
No company included in FinPro’s comparative analyses described below is identical to Delanco or First Bank and no transaction is identical to the merger. An analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Delanco and First Bank and the companies to which they are being compared. In arriving at its opinion, FinPro did not attribute any particular weight to any analysis or factor that it considered. Rather, FinPro made qualitative judgments as to the significance and relevance of each analysis and factor. FinPro did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion, rather, FinPro made its determination as to the fairness of the merger consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.
In performing its analyses, FinPro also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Delanco, First Bank and FinPro. The analyses performed by FinPro are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. FinPro prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Delanco board of directors at its October 17, 2017, meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, FinPro’s analyses do not necessarily reflect the value of Delanco common stock or the prices at which Delanco or First Bank common stock may be sold at any time. The analyses of FinPro and its opinion were among a number of factors taken into consideration by the Delanco board of directors in making its determination to approve the merger agreement and the analyses described below should not be viewed as determinative of the decision of the Delanco board of directors or management with respect to the fairness of the merger.
Delanco Historical Financial Perspective.   Delanco completed a second step conversion in October 2013. Delanco’s tangible book value per share declined from $15.03 at December 31, 2013, to $14.34 at June 30, 2017. Delanco was unprofitable in each of the fiscal years ending March 31, 2014, 2015, and 2016 and returned to positive net income of  $118 thousand in the fiscal year ended March 31, 2017. Delanco’s assets, loans and deposits have not grown over the past three years. Capital levels have exceeded required regulatory levels. Nonperforming assets as a percent of assets at Delanco Bank was elevated at 5.83% at March 31, 2014, and has trended downward to 3.97% at June 30, 2017, however the June 30, 2017, ratio was above the median ratio for the regional and national comparable acquisition group medians described in the following section. Delanco has not paid a cash dividend over the prior three years.
Market Value Approach (Acquisition Comparables).   FinPro reviewed publically available information related to selected whole bank transactions in Delanco’s geographic region. This data was utilized as a primary “comparable transaction group”. As a secondary check, FinPro reviewed publically available information related to selected whole bank national transactions. The financial performance metrics of the acquired companies were compared to Delanco’s most recent quarter consolidated financials, as provided by Delanco management. Multiples for the proposed merger were analyzed relative to the regional (primary) and national (secondary) comparable transaction groups selected by FinPro. FinPro reviewed the following pricing multiples:
•
Price/Tangible Book Value: price per common share paid for the acquired company to tangible book value per share of the acquired company based on the latest publicly available financial statements of the company available prior to the announcement of the acquisition; and

•
Core Deposit Premium: excess of purchase price over tangible common equity to core deposits (total deposits less time deposits greater than $100,000) based on the latest publicly available financial statements of the acquired company available prior to the announcement of the acquisition.

Price to LTM (last twelve months) earnings were not utilized in this analysis, as Delanco had very limited profitability in the periods prior to the announcement of the acquisition.
Comparable Regional Merger Transactions.   For the primary group in the market value approach, FinPro used the following criteria to determine the Comparable Regional Merger Transactions: Whole bank transactions announced after January 1, 2014, where the acquired company was headquartered in the states of New Jersey, New York, Pennsylvania, Maryland, Delaware or Connecticut, where the acquired company had total assets between $100 million and $300 million with non-performing assets/total assets greater than 1% and Return on Average Equity between -5% and 3%, and where the transaction value was greater than $10.0 million. The following transaction types were excluded from the analysis: transactions where the acquired company was structured as a mutual or MHC; transactions in which the buyer was a private investor; an ethnic niche acquirer purchasing an ethnic niche target; transactions in which the combination was of institutions of common material shareholders; and transactions for which price to tangible book data was unavailable.
The selected transactions were:
Acquirer’s Full Name	Seller’s Full Name	Seller’s City, State
BCB Bancorp, Inc.	IA Bancorp, Inc.	Edison, NJ
First Bank	Bucks County Bank	Doylestown, PA
Prudential Bancorp, Inc.	Polonia Bancorp, Inc.	Huntingdon Valley, PA
Bay Bancorp, Inc.	Hopkins Bancorp, Inc.	Baltimore, MD
Hamilton Bancorp, Inc.	Fraternity Community Bancorp, Inc.	Baltimore, MD
ESSA Bancorp, Inc.	Eagle National Bancorp, Inc.	Upper Darby, PA
Citizens Financial Services, Inc.	First National Bank of Fredericksburg	Fredericksburg, PA
Putnam County Savings Bank	CMS Bancorp, Inc.	White Plains, NY
Codorus Valley Bancorp, Inc.	Madison Bancorp, Inc.	Baltimore, MD
Southern National Bancorp of Virginia, Inc.	Prince George’s Federal Savings Bank	Upper Marlboro, MD
The results of the analysis are set forth in the following table:
		Transaction Pricing at Announcement					Target’s Financials at Announcement
Transaction Name	Announce Date	Deal Value ($ millions)	Price/ LTM EPS (x)	Price/ Tangible Book (%)	Deal Value/ Assets (%)	Franchise Premium/ Core Deposits (%)(2)	Total Assets ($000s)	Tangible Equity/ Tangible Assets (%)	NPA/ Assets (%)	LTM ROAA (%)	LTM ROAE (%)	Asset Growth (%)	Deposit Growth (%)
BCB/IA Bancorp	6/7/2017	12.4	NM	102.3	5.3	0.24	235,234	8.07	3.06	(0.40)	(4.79)	0.81	1.20
First Bank/Bucks County	3/29/2017	27.2	46.7	124.7	13.8	5.17	197,771	11.04	2.16	0.29	2.70	2.32	2.71
Prudential/Polonia	6/2/2016	38.1	NM	101.0	13.3	NA	287,731	13.02	1.24	(0.19)	(1.40)	(1.33)	(0.57)
Bay Bancorp/Hopkins	12/18/2015	23.2	NM	106.9	10.4	0.90	239,659	14.34	2.26	0.01	0.04	(6.55)	(8.25)
Hamilton/Fraternity Community	10/13/2015	26.9	NM	96.9	16.7	(0.73)	161,403	17.00	1.42	(0.17)	(1.02)	(1.23)	(1.78)
ESSA/Eagle National	7/29/2015	25.3	NM	112.0	14.4	2.07	175,731	14.22	1.66	0.14	1.02	(10.40)	(6.66)
Citizens/First National, Fredericksburg	6/30/2015	22.9	NM	145.1	9.8	3.53	232,409	6.78	2.07	0.12	1.73	0.74	0.66
Putnam County/CMS	9/25/2014	25.4	40.2	110.6	9.3	1.72	273,045	8.72	1.83	0.25	2.91	5.73	7.44
Codorus Valley/ Madison	7/22/2014	14.4	NM	102.7	10.0	0.98	144,144	9.40	2.11	0.04	0.39	(3.84)	(3.75)
Southern National/Prince George’s	1/8/2014	11.5	31.5	89.1	11.0	(1.87)	104,108	12.39	7.13	0.35	2.87	0.73	0.37
25th Percentile		16.5	35.8	101.3	9.9	0.24	164,985	8.89	1.70	(0.13)	(0.76)	(3.21)	(3.26)
Median		24.3	40.2	104.8	10.7	0.98	215,090	11.72	2.09	0.08	0.70	(0.25)	(0.10)
75th Percentile		26.5	43.4	111.7	13.6	2.07	238,553	13.92	2.24	0.22	2.46	0.79	1.07
First Bank/Delanco Bancorp, Inc.		13.6	NM	99.5	10.8	0.05	126,256	10.74	3.97	0.09	0.85	(0.78)	(0.24)

(1)
Source: SNL Financial, FinPro Computations for First Bank/Delanco transaction pricing multiples.

(2)
Core Deposit Premium calculated as (Deal Value — Tangible Equity)/(Core Deposits). Core deposits defined as total deposits less time deposits >$100,000.

(3)
Balances include all performing troubled debt restructurings.

(4)
Tax-free partnerships tax impacted at 40%

(5)
Most recent reported data relative to prior year.

The merger consideration price to tangible book multiple of 99.5% was slightly below the 25th percentile for the regional comparable group, deal value to assets of 10.8% was modestly above the median for the regional comparable group, and the core deposit premium of 0.05% was modestly below the 25th percentile for the regional comparable group.
Comparable National Merger Transactions.   For the secondary group for the market value approach, FinPro used the following criteria to determine the Comparable National Group: Whole bank transactions announced after January 1, 2016 where the acquired company had total assets between $100 million and $300 million with a return on average equity between -5% and 2%, and where the transaction value was greater than $5.0 million. The following transaction types were excluded from the analysis: transactions where the acquired company was structured as a mutual or MHC; transactions in which the buyer was a private investor; an ethnic niche acquirer purchasing an ethnic niche target; transactions in which the combination was of institutions of common material shareholders; and transactions for which price to tangible book data was unavailable.
The selected transactions were:
Acquirer’s Full Name	Seller’s Full Name	Seller’s City, State
Meridian Bancorp, Inc.	Meetinghouse Bancorp, Inc.	Dorchester, MA
BCB Bancorp, Inc.	IA Bancorp, Inc.	Edison, NJ
Mid Penn Bancorp, Inc.	Scottdale Bank & Trust Company	Scottdale, PA
First Guaranty Bancshares, Inc.	Premier Bancshares, Inc.	McKinney, TX
North Shore Bank, FSB	Layton Park Financial Group, Inc.	West Allis, WI
Farmers & Merchants Bancorp	Delta National Bancorp	Manteca, CA
Prudential Bancorp, Inc.	Polonia Bancorp, Inc.	Huntingdon Valley, PA
Robertson Holding Company, L.P.	National Bank of Tennessee	Newport, TN
Mackinac Financial Corporation	First National Bank of Eagle River	Eagle River, WI
Beneficial State Foundation	Pan American Bank	Los Angeles, CA

The results of the analysis are set forth in the following table:
		Transaction Pricing at Announcement					Target’s Financials at Announcement
Transaction Name	Announce Date	Deal Value ($ millions)	Price/ LTM EPS (x)	Price/ Tangible Book (%)	Deal Value/ Assets (%)	Franchise Premium/ Core Deposits (%)(2)	Total Assets ($000s)	Tang Equity/ Tang Assets	NPA/ Assets	LTM ROAA	LTM ROAE	Asset Growth (%)	Deposit Growth (%)
Meridian/Meetinghouse	6/26/2017	17.9	NM	157.2	15.2	11.54	117,764	9.29	0.35	0.06	0.62	(1.75)	(1.24)
BCB/IA Bancorp	6/7/2017	12.4	NM	102.3	5.3	0.24	235,234	8.07	3.06	(0.40)	(4.79)	0.81	1.20
Mid Penn/Scottdale Bank	3/29/2017	59.1	NM	130.0	22.5	6.41	263,308	17.28	0.31	0.21	1.23	0.48	0.74
First Guaranty/Premier	1/30/2017	20.6	42.3	125.2	13.4	4.33	153,801	10.17	2.92	0.23	1.86	12.32	11.55
North Shore/Layton Park	7/1/2016	5.7	NM	123.3	4.6	1.14	122,880	6.58	5.55	NA	(0.22)	(0.83)	(2.08)
Farmers & Merchants/Delta National	6/8/2016	7.2	NM	113.9	6.8	1.00	106,042	8.06	6.44	(0.27)	(3.24)	3.71	4.32
Prudential/Polonia	6/2/2016	38.1	NM	101.0	13.3	NA	287,731	13.02	1.24	(0.19)	(1.40)	(1.33)	(0.57)
Robertson/National Bank, Tennessee	1/21/2016	5.7	NM	68.4	4.1	(2.24)	140,751	5.95	3.62	(0.15)	(2.64)	(1.34)	(1.77)
Mackinac/First National	1/19/2016	12.5	48.8	98.3	8.8	(0.22)	142,629	8.91	3.59	0.28	1.82	(1.76)	1.78
Beneficial/Pan American	1/13/2016	38.5	NM	108.2	23.7	3.84	162,385	21.96	1.68	(0.43)	(1.70)	33.22	42.37
25th Percentile		8.5	43.9	101.3	5.7	0.24	127,348	8.06	1.35	(0.27)	(2.40)	(1.34)	(1.07)
Median		15.2	45.6	111.0	11.0	1.14	148,215	9.10	2.99	(0.15)	(0.81)	(0.18)	0.97
75th Percentile		33.8	47.2	124.7	14.8	4.33	217,022	12.31	3.61	0.21	1.07	2.99	3.68
First Bank/Delanco Bancorp, Inc.		13.6	NM	99.5	10.8	0.05	126,256	10.74	3.97	0.09	0.85	(0.78)	(0.24)

(1)
Source: SNL Financial, FinPro Computations for First Bank/Delanco transaction pricing multiples.

(2)
Core Deposit Premium calculated as (Deal Value — Tangible Equity)/(Core Deposits). Core deposits defined as total deposits less time deposits >$100,000.

(3)
Balances include all performing troubled debt restructurings.

(4)
Tax-free partnerships tax impacted at 40%

(5)
Most recent reported data relative to prior year.

The merger consideration price to tangible book multiple of 99.5% was slightly below the 25th percentile for the national comparable group, deal value to assets of 10.8% was modestly below the median for the national comparable group, and the core deposit premium of 0.05% was modestly below the 25th percentile for the national comparable group.

Investment Value Approach (Discounted Cash Flow).   FinPro performed a discounted cash flow, or DCF, analysis to estimate a range of the present values of cash flows that Delanco could generate on a stand-alone basis. The purpose of this analysis was to determine the range of present values of a potential Delanco liquidity event at June 30, 2020. The DCF analysis is a widely used valuation methodology that relies on numerous assumptions, including Delanco’s financial projections, terminal values, and discount rates. In performing this analysis, FinPro utilized projections provided by Delanco through March 31, 2020 and extrapolated those projections through June 30, 2022. The projections utilized for the investment value approach are shown below.
Period Ending	6/30/2017 LTM Actual	12 Months ending 6/30/2018 (Projected)	12 Months ending 6/30/2019 (Projected)	12 Months ending 6/30/2020 (Projected)	12 Months ending 6/30/2021 (Projected)	12 Months ending 6/30/2022 (Projected)
Net Income (in thousands)	$114	$195	$344	$441	$507	$583
Fully Diluted Outstanding (in thousands)	$918	$918	$918	$918	$918	$918
Earnings Per Share	$0.12	$0.21	$0.37	$0.48	$0.55	$0.64
Tangible Common Equity (in thousands)	$13,561	$13,756	$14,100	$14,541	$15,048	$15,630
Total Shares Outstanding (in thousands)	945	945	945	945	945	945
Tangible Book Value Per Share	14.34	$14.55	$14.91	$15.38	$15.92	$16.53
FinPro utilized a discount rate based on a Capital Asset Pricing Model, or CAPM, approach. The CAPM model utilized 20 Year U.S. Treasury as of October 13, 2017 as the risk free rate, the decile 10 size premium, and the beta based on the 3 year SNL Micro Cap U.S. Bank Index benchmarked against the S&P 500 as of October 12, 2017. This resulted in a base discount rate of 10.7%. A range of discount rates were utilized that were 2% and 1% below the base rate and 1% and 2% above the base rate, resulting in discount rates ranging from 8.7% to 12.7%. In calculating the terminal value, FinPro utilized earnings multiples between 24.0 times and 26.0 times for a P/E (price to earnings) approach and between 95.0% and 115.0% for a P/TBVS (price to tangible book value approach). This resulted in a range of present values from $8.64 to $12.53 on a tangible book value basis and $8.38 to $10.88 per share on an earnings basis. The value of the merger consideration at announcement was $14.26 per share, which is above the entire range of present values on a tangible book value basis and on an earnings basis.
First Bank — Financial Condition, Performance and Comparable Company Analysis
The consideration being provided to Delanco by First Bank is based upon a fixed exchange ratio of 1.11 shares. FinPro conducted an analysis of First Bank common stock to determine that the value of its common stock in the exchange falls within an acceptable valuation range. FinPro considered the financial condition and performance of First Bank and comparisons to comparable companies on a trading basis.
FinPro selected fifteen companies it considered comparable to First Bank, utilizing the following criteria:
•
Banks headquartered in the Mid-Atlantic region listed on the NASDAQ or New York Stock Exchange;

•
With total assets between $750 million and $1.75 billion;

•
With a market capitalization greater than $125 million and average daily trading volume over the last 3 months greater than 8,000 shares;

•
With non-performing assets (including performing troubled debt restructurings) as a percentage of total assets less than 2%;

•
Excluding institutions with a mutual or mutual holding company ownership structure as well as recently converted thrifts (announced 2014 or later);

•
Excluding Marlin Business Services Corp, as it is a specialty institution; and

•
Excluding any publically announced merger targets.

The criteria resulted in the following Comparable Trading Group:
Company Name	City	State
Bank of Princeton	Princeton	NJ
Chemung Financial Corporation	Elmira	NY
Citizens & Northern Corporation	Wellsboro	PA
Codorus Valley Bancorp, Inc.	York	PA
Community Financial Corporation	Waldorf	MD
Evans Bancorp, Inc.	Hamburg	NY
Howard Bancorp, Inc.	Ellicott City	MD
Norwood Financial Corp.	Honesdale	PA
Old Line Bancshares, Inc.	Bowie	MD
Orrstown Financial Services, Inc.	Shippensburg	PA
Penns Woods Bancorp, Inc.	Williamsport	PA
Shore Bancshares, Inc.	Easton	MD
Sussex Bancorp	Rockaway	NJ
Two River Bancorp	Tinton Falls	NJ
Unity Bancorp, Inc.	Clinton	NJ
Market Pricing and Valuation as of October 13, 2017
Company Name	Market Cap. ($ mil)	Price/ MRQ EPS (x)	Price/ LTM EPS (x)	Price/ Tangible Book (%)	Tangible Premium/ Core Deposits (%)	LTM Dividend Payout Ratio (%)	Dividend Yield (%)	Avg Daily Volume (Three Month)
Bank of Princeton	206.9	13.3	13.3	137.8	13.1	NM	NA	21,076
Chemung Financial Corporation	211.6	18.0	18.3	165.7	5.6	42.6	2.3	8,145
Citizens & Northern Corporation	312.6	18.9	19.6	175.7	14.5	79.4	4.1	21,009
Codorus Valley Bancorp, Inc.	274.3	19.4	19.7	176.9	10.1	24.0	1.6	9,334
Community Financial Corporation	167.4	16.4	18.8	153.4	NA	20.8	1.1	8,642
Evans Bancorp, Inc.	204.1	20.0	19.3	192.8	10.4	35.7	1.9	8,545
Howard Bancorp, Inc.	215.4	25.8	27.8	169.0	13.0	NM	NA	28,482
Norwood Financial Corp.	176.6	16.2	21.8	167.7	8.9	66.8	3.1	14,549
Old Line Bancshares, Inc.	361.2	20.2	20.3	215.1	20.4	21.0	1.1	28,170
Orrstown Financial Services, Inc.	209.8	15.8	23.8	148.2	6.1	36.8	1.6	11,789
Penns Woods Bancorp, Inc.	224.6	18.6	19.5	189.7	NA	75.8	3.9	15,726
Shore Bancshares, Inc.	214.0	22.4	21.3	169.1	8.1	25.0	1.2	20,842
Sussex Bancorp	151.0	25.1	19.5	169.5	NA	15.5	1.0	10,239
Two River Bancorp	161.9	19.3	18.1	188.6	10.2	15.1	0.9	11,391
Unity Bancorp, Inc.	210.3	15.6	15.8	190.0	10.9	17.5	1.2	9,767
Average	220.1	19.0	19.8	174.0	11.0	36.6	1.9	15,180
Median	210.3	18.9	19.5	169.5	10.3	25.0	1.6	11,789
First Bank	220.3	21.2	19.8	145.8	NA	9.4	0.6	12,738
First Bank trades above the median on a price to most recent quarter EPS, modestly above the median on a price to last twelve months EPS basis but well below the median on a price to tangible book value basis.

First Bank and Comparable Trading Group Balance Sheet, Growth, Capital, Asset Quality and Profitability:
Company Name	Total Assets ($000s)	Gross Loans HFI/ Total Assets (%)	Gross Loans HFI/ Deposits (%)	Nonint. Bearing Deposits/ Total Deposits (%)	Wholesale Funding Ratio (%)	Asset Growth Rate (%)(2)	Loan Growth Rate (%)(2)	Deposit Growth Rate (%)(2)
Bank of Princeton	1,054,549	84.36	101.17	12.68	10.48	4.82	8.46	8.23
Chemung Financial Corporation	1,718,572	72.89	82.14	28.59	18.17	2.05	4.25	3.89
Citizens & Northern Corporation	1,243,401	62.71	78.18	23.76	4.49	1.01	7.30	3.03
Codorus Valley Bancorp, Inc.	1,670,331	81.04	102.11	16.35	10.98	11.05	16.02	10.61
Community Financial Corporation	1,392,688	82.06	105.06	14.25	31.07	12.91	13.77	9.81
Evans Bancorp, Inc.	1,182,846	82.51	95.77	20.35	2.42	NA	NA	NA
Howard Bancorp, Inc.	1,104,322	79.70	102.98	25.17	24.05	11.69	10.12	7.34
Norwood Financial Corp.	1,127,313	65.20	78.83	21.49	6.74	NA	NA	NA
Old Line Bancshares, Inc.	1,794,317	80.95	105.30	26.57	3.83	13.35	16.34	9.21
Orrstown Financial Services, Inc.	1,474,930	63.35	78.13	13.19	20.07	12.47	12.04	9.92
Penns Woods Bancorp, Inc.	1,395,364	81.63	98.96	26.07	11.20	3.63	8.08	6.11
Shore Bancshares, Inc.	1,362,798	75.92	86.49	26.03	1.90	21.06	26.01	24.47
Sussex Bancorp	928,827	83.15	108.70	20.60	22.18	16.96	20.63	19.61
Two River Bancorp	983,099	80.86	98.05	21.31	14.28	11.13	9.93	11.64
Unity Bancorp, Inc.	1,275,517	80.98	102.88	23.16	18.16	13.04	14.40	10.05
Average	1,313,925	77.15	94.98	21.30	13.33	10.40	12.87	10.30
Median	1,275,517	80.95	98.96	21.49	11.20	11.69	12.04	9.81
First Bank	1,158,546	85.75	105.00	14.06	13.85	19.35	23.96	11.02
Company Name	Tangible Equity/ Tangible Assets	Tangible Common Equity/ Tangible Assets	Adjusted Texas Ratio(3)	NPAs/ Assets	NPA ex. Performing TDRs/Total Assets	ROAA	ROAE
Bank of Princeton	10.58	10.58	9.99	1.17	0.71	1.19	11.67
Chemung Financial Corporation	7.53	7.53	10.87	1.06	0.90	0.69	7.96
Citizens & Northern Corporation	14.45	14.45	6.90	1.15	1.09	1.28	8.43
Codorus Valley Bancorp, Inc.	9.54	9.54	5.75	0.63	0.43	0.91	9.13
Community Financial Corporation	7.85	7.85	19.90	1.71	0.98	0.67	8.33
Evans Bancorp, Inc.	9.11	9.11	NA	1.65	1.03	0.93	9.93
Howard Bancorp, Inc.	11.42	11.42	8.78	1.04	0.98	0.62	6.24
Norwood Financial Corp.	9.35	9.35	6.67	0.73	0.64	0.74	7.07
Old Line Bancshares, Inc.	8.31	8.31	4.54	0.43	0.27	0.93	9.85
Orrstown Financial Services, Inc.	9.64	9.64	4.73	0.50	0.42	0.62	6.28
Penns Woods Bancorp, Inc.	8.70	8.70	10.15	1.23	0.84	0.86	8.40
Shore Bancshares, Inc.	9.60	9.60	10.93	1.58	0.69	0.85	6.31
Sussex Bancorp	9.66	9.66	7.12	0.91	0.80	0.72	9.83
Two River Bancorp	8.96	8.96	8.23	1.03	0.32	0.96	9.10
Unity Bancorp, Inc.	8.71	8.71	4.97	0.49	0.49	1.07	12.87

Company Name	Tangible Equity/ Tangible Assets	Tangible Common Equity/ Tangible Assets	Adjusted Texas Ratio(3)	NPAs/ Assets	NPA ex. Performing TDRs/Total Assets	ROAA	ROAE
Average	9.56	9.56	8.54	1.02	0.71	0.87	8.76
Median	9.35	9.35	7.68	1.04	0.71	0.86	8.43
First Bank	11.29	11.29	4.38	0.54	0.53	0.72	8.11

(1)
Source: SNL Financial

(2)
Growth rates are for the trailing twelve months

(3)
Adjusted Texas Ratio is defined as non-performing assets excluding performing troubled debt restructurings/tangible equity plus allowance for loan and lease losses.

First Bank has a slightly smaller asset size than the comparable medians but loan levels are stronger. Asset and loan growth are very strong and well above comparable medians and deposit growth is also above the comparable median. First Bank’s tangible common equity ratio is above the comparable median, while asset quality ratios are generally better than the comparable medians. ROAA and ROAE are slightly below the comparable medians.
Pro Forma Analysis.   FinPro considered and reviewed the pro forma financial impact of the transaction to ensure that First Bank, post-transaction, has key ratios for the combined entity that are likely to be acceptable from a regulatory perspective. FinPro analyzed certain potential pro forma effects of the merger, based on the following assumptions: (i) the merger closes during the first quarter of 2018; (ii) 100% of the outstanding shares of Delanco common stock are converted into shares of First Bank common stock at a 1.11 exchange ratio; (iii) all outstanding Delanco stock options with an exercise price less than consideration price will be cancelled in exchange for a cash payment equal to the difference between the value of the merger consideration and the per share exercise price. FinPro also utilized the following: (a) estimated earnings per share for First Bank; (b) estimated earnings per share for Delanco utilizing the same projections as those utilized in the investment value approach; (c) purchase accounting adjustments consisting of  (i) a credit mark on loans, (ii) interest rate marks on investments, loans, certificates of deposit and borrowings (iii) a write-down on Delanco’s fixed asset properties; (d) cost savings projections associated with the merger; (e) estimated costs and expenses associated with the merger; and (f) a core deposit intangible asset amortized over 10 years utilizing sum-of-the-digits methodology. The analysis indicated that the merger could be accretive to First Bank’s estimated earnings per share (excluding one-time transaction costs and expenses) in 2018 and modestly dilutive to estimated tangible book value per share at closing of the transaction.
Pro Forma Contribution Analysis.   FinPro considered and reviewed the pro forma financial impact of the transaction to ensure that First Bank post-transaction has key ratios for the combined entity that are likely to be acceptable from a regulatory perspective. FinPro also analyzed the potential future benefit to Delanco shareholders and the relative contribution analysis of assets, gross loans, non-maturity core deposits, tangible common equity and net income based upon pro forma financial analysis as of the closing of the transaction. Based upon the exchange ratio, First Bank shareholders would own approximately 94% of the pro forma company and Delanco shareholders would own approximately 6% of the pro forma company.

	First Bank Contribution	Delanco Contribution
Total assets	92%	8%
Gross loans (including loans held for sale)	94%	6%
Core deposits(1)	89%	11%
Tangible common equity	92%	8%
Historical net income(2)	98%	2%
Pro forma ownership	94%	6%

(1)
Core deposits shown in this table are all non-maturity deposit balances

(2)
Historical net income adjusted for nonrecurring items

Miscellaneous.   FinPro acted as financial advisor to Delanco associated with the proposed acquisition and did not act as an advisor to or agent of any other person.
FinPro has received compensation for its services to Delanco; however, the majority of FinPro’s fees will be paid upon the closing of the transaction. FinPro’s fee is equal to 1.25% of the aggregate purchase price, of which $15,000 was payable to FinPro prior to the rendering of the fairness opinion, $50,000 was payable to FinPro upon the signing of the merger agreement, and the balance is payable on the day of the closing of the merger and contingent upon the consummation of the merger. Additionally, Delanco has agreed to reimburse FinPro for its out-of-pocket expenses and has agreed to indemnify FinPro and certain related persons against certain liabilities possibly incurred in connection with the services performed.
Prior to this engagement, FinPro has not provided investment banking services to Delanco within the past two years. No investment banking services have been provided to First Bank by FinPro in the last two years.
Certain Unaudited Prospective Financial Information.   Delanco does not as a matter of course make public projections as to future performance due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty of underlying assumptions and estimates. However, Delanco is including in this joint proxy statement/offering circular certain limited unaudited financial information for Delanco on a stand-alone basis, without giving effect to the merger, that was discussed with Delanco’s financial advisor in connection with the merger.
Specifically, for purposes of the financial analyses performed in connection with FinPro’s opinion, Delanco discussed with FinPro and FinPro used management’s estimates of Delanco’s earnings per share for the 12 months ending June 30, 2018 and 2019. For purposes of these financial analysis, Delanco management also discussed with FinPro estimated annual earnings extrapolated through the 12 months ending June 30, 2020, 2021 and 2022. Based on discussions with Delanco management, FinPro assumed that Delanco would not pay a dividend through June 30, 2022. Taking into account these earnings per share estimates, estimated tangible book value per share for Delanco at June 30, 2018, 2019, 2020, 2021 and 2022 were also extrapolated from Delanco’s historical tangible book value per share at June 30, 2017, for purposes of the financial analyses performed in connection with FinPro’s opinion. The table above under “Investment Value Approach” presents unaudited prospective earnings per share for Delanco for the twelve months ended June 30, 2017 through 2022, and unaudited prospective tangible book value per share estimates at June 30, 2018, 2019, 2020, 2021 and 2022, as described above.
The unaudited prospective financial information included above for Delanco was calculated solely for purposes of the financial analyses performed in connection with FinPro’s opinion. The inclusion of any unaudited prospective financial information for Delanco should not be regarded as an indication that Delanco, FinPro, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Delanco’s business, all of which are difficult to predict and many of which are beyond Delanco’s control.
The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Delanco cannot give assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Actual results may differ materially from those set forth above, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to Delanco’s business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled “Risk Factors” and “Forward-Looking Information”.
The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Delanco’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Delanco cannot give assurance that, had the unaudited prospective financial information been prepared as of the date of this joint proxy statement/offering circular, similar estimates and assumptions would be used. Delanco does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.
The inclusion of the unaudited prospective financial information herein should not be deemed an admission or representation by Delanco or any other person that it is viewed as material information of Delanco, particularly in light of the inherent risks and uncertainties associated with such forecasts. The unaudited prospective financial information included above is not being included to influence your decision whether to vote in favor of the merger proposal or any other proposal to be considered at the Delanco special meeting, but is being provided solely because it was made available to Delanco’s financial advisor in connection with the merger.
In light of the foregoing, and considering that the Delanco special meeting will be held several months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, Delanco shareholders are cautioned not to place unwarranted reliance on such information.
First Bank’s Reasons for the Mergers
The First Bank board of directors and management believe that both Delanco and First Bank share a focus on community banking in local markets. In addition, the acquisition will enable First Bank to expand into the Burlington County, New Jersey market, which First Bank believes is an attractive market. In evaluating acquisition opportunities, First Bank generally considers potential revenue enhancements and operating efficiencies, strategic fit and interest rate risk.

In determining the terms of its proposal for Delanco and whether to enter into the merger agreement, the First Bank board of directors considered a number of factors, including the following:
•
the strategic importance to First Bank of expanding its presence into Burlington County, New Jersey;

•
the financial condition, operating results and future prospects of First Bank and Delanco;

•
the terms of the merger agreement, including the financial terms of the transaction;

•
Delanco’s service-oriented emphasis on community banking, as well as its retail customers, which is consistent with First Bank’s general business approach;

•
a comparison of the expenses associated with the pending transaction with the expenses of opening new branches in the locations where Delanco operates;

•
perceived opportunities to increase the combined company’s lending opportunities, and to reduce the combined company’s operating expenses, following the merger; and

•
the acquisition also provides First Bank a significant opportunity to generate additional revenue by providing its full suite of banking services to Delanco’s market as well as leverage First Bank’s operating platform.

The board of directors of First Bank approved the merger agreement after First Bank’s senior management discussed with the board of directors of First Bank a number of factors, including those described above and the business, assets, liabilities, results of operations, financial performance, strategic direction and prospects of Delanco. The First Bank board of directors did not consider it practicable, and did not attempt, to quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The First Bank board of directors viewed its position as being based on all of the information and the factors presented to and considered by it. In addition, individual directors may have given different weights to different information and factors.
There can be no certainty that the above benefits of the merger anticipated by the First Bank board of directors will occur. Actual results may vary materially from those anticipated. For more information on the factors that could affect actual results, see the sections entitled “Risk Factors” and “Forward-Looking Information”.
Recommendation of the First Bank Board of Directors
The First Bank board of directors has unanimously approved the merger, the bank merger, the merger agreement and the bank merger agreement, and believes that the proposed mergers are in the best interests of First Bank and its shareholders. Accordingly, the board of directors of First Bank unanimously recommends that First Bank shareholders vote “FOR” the approval of the bank merger proposal.
Regulatory Approvals
Under the terms of the merger agreement, First Bank and Delanco agreed to use their reasonable best efforts to obtain all regulatory approvals, consents, non-objections and waivers required to complete the transactions contemplated by the merger agreement; provided, that in no event would First Bank be required to accept any new restriction or condition on First Bank or its subsidiaries which was materially and unreasonably burdensome on First Bank’s business or on the business of Delanco following the effective time of the merger or the bank merger or which would reduce the economic benefits of the transactions contemplated by the merger agreement to First Bank to such a degree that First Bank would not have entered into the merger agreement had such condition or restriction been known to it on the date of the merger agreement, which is referred to as a burdensome condition. These approvals include approval from the FDIC and the NJDOBI for the merger and certain notice filings to the OCC and the New Jersey Department of State. As of the date of this joint proxy statement/offering circular, First Bank and Delanco have received approval from the FDIC and the NJDOBI to consummate the merger and bank merger. Approval by these bank regulators does not constitute an endorsement of the merger, the bank merger or a determination that the terms of the merger are fair to Delanco shareholders.

Interests of Management and Others in the Mergers
In considering the recommendation of the board of directors of Delanco to approve the merger agreement and the merger, you should be aware that Delanco’s directors and executive officers have employment and other compensation agreements or plans that give them financial interests in the merger that are different from, or in addition to, the interests of Delanco stockholders generally, which are described below. Delanco’s board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by the merger agreement.
Treatment of Stock Options.   At the effective time of the merger, each Delanco stock option to purchase shares of Delanco common stock under Delanco’s equity incentive plan, whether vested or unvested, will be canceled and converted into the right to receive from First Bank a cash payment equal to the product of  (1) the total number of shares of Delanco common stock subject to such option, and (2) the difference, if positive, between the merger consideration price and the exercise price per share of such option. Any such option with an exercise price per share that equals or exceeds the merger consideration price will be canceled at the effective time of the merger with no consideration paid to the option holder therefor.
As of February 28, 2018, Delanco’s directors and executive officers as a group held options to purchase an aggregate of 20,000 shares of Delanco common stock, including options to purchase 4,000 shares that have not yet vested, all with an exercise price of  $8.00 per share. Assuming that the value of the per share merger consideration is $13.87, which is the average closing price per share over the first five business days following the announcement of the merger agreement, the directors and executive officers of Delanco as a group will receive an aggregate of  $117,400 upon cancellation of their stock options. For an estimate of the amounts that would be payable to each of Delanco’s named executive officers on settlement of their unvested Delanco stock options, see “— Merger-Related Executive Compensation for Delanco’s Named Executive Officers” below.
Payments Under Employment Agreements With Delanco Bank.   Delanco Bank maintains employment agreements with James E. Igo, its President and Chief Executive Officer, and Eva Modi, its Executive Vice President and Chief Financial Officer. The employment agreements provide that in the event of an involuntary termination of employment without cause (as defined in each executive’s agreement) or voluntary termination by the executive with good reason (as defined in each executive’s agreement) within the period ending one year after a change in control, the executive will receive a lump-sum cash severance payment equal to one times the executive’s current base salary. In addition, each executive is entitled to continue to participate in any benefit plans of Delanco Bank that provide medical, dental and life insurance coverage upon terms no less favorable than the most favorable terms provided to senior executives. If Delanco Bank (or its successor) cannot provide such coverage because the executive is no longer an employee, Delanco Bank (or its successor) will provide the executive with comparable coverage on an individual basis or the cash equivalent. The medical, dental and life insurance coverage provided under the employment agreement shall cease upon the earlier of: (i) the executive’s death; (ii) the executive’s employment by another employer other than one of which he or she is the majority owner; or (iii) eighteen (18) months after his or her termination of employment. The payments to Mr. Igo and Ms. Modi will be reduced by the minimum amount necessary so that such payments would not result in the loss of deductibility to Delanco under Section 280G of the Code or imposition of excise taxes on the executive under Section 4999 of the Code. For an estimate of the amounts that would be payable to each of Delanco’s named executive officers under their employment agreements, see “— Merger-Related Executive Compensation for Delanco’s Named Executive Officers” below.
Payments under Board of Directors Retirement Plan.   Delanco Bank maintains the Delanco Federal Savings Bank Board of Directors Retirement Plan to provide non-employee directors with supplemental retirement income. All current non-employee directors, except for Daniel R. Roccato, are eligible for benefits under the plan. Upon the later of a participant’s attainment of age 65 or his or her separation from service, a participant who has completed 120 months of service shall be paid an annual retirement benefit. Director retirement benefits are payable in equal monthly installments during the director’s lifetime, unless the director elects to receive an actuarially equivalent benefit in the form of an annuity. No benefits are payable under the plan upon a participating director’s death, unless the participant selected the annuity form of payment, in which case the director’s designated beneficiary would receive continued payments in accordance with the director’s election. The monthly benefit is equal to four percent of the monthly fee paid to the participant at the time of the participant’s separation from service, multiplied by the participant’s number of years of service, with a maximum monthly benefit equal to eighty percent of the final fee amount. In the event of a change of control, each participant who has not yet begun to receive monthly benefits shall receive a lump-sum cash payment equal to the actuarial equivalent present value of his or her benefit accrued to the date of the change in control.
Delanco’s non-employee directors Thomas J. Coleman III, John A. Latimer, James W. Verner and Renee C. Vidal will receive estimated lump-sum cash payments of  $14,845, $14,075, $52,928 and $12,866, respectively, payable within ten days of completion of the merger.
Indemnification and Insurance of Directors and Officers.   In the merger agreement, for a period of six years after the effective time of the merger, First Bank has agreed to indemnify, defend and hold harmless each of the present and former directors and officers of Delanco and its subsidiaries against any liabilities arising out of actions or omissions arising out of the individual’s service as a director or officer of Delanco (or, at Delanco’s request, of another corporation or entity) occurring at or prior to the effective time of the merger to the fullest extent permitted by state law and Delanco’s certificate of incorporation and bylaws. First Bank has also agreed to use its reasonable best efforts to maintain in effect for a period of six years following the effective time of the merger the directors’ and officers’ liability insurance policy currently maintained by Delanco or to provide a policy with comparable coverage, subject to restrictions as to the price of such policy.
Merger-Related Executive Compensation for Delanco’s Named Executive Officers.   The information set forth in the following table is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each of Delanco’s named executive officers that is based on, or otherwise relates to, the merger (which we refer to as “merger-related compensation”). The merger-related compensation payable to these individuals is the subject of a non-binding advisory vote of Delanco stockholders, as described above in “The Delanco Proposals — Proposal No. 2: Delanco Compensation Proposal”.
The following table sets forth the amount of payments and benefits that each of Delanco’s named executive officers would receive in connection with the merger, assuming: (i) that the effective time of the merger was March 1, 2018, the last practicable date prior to the date of this joint proxy statement/offering circular; (ii) a per share price of Delanco common stock of  $13.87, which is the average closing price per share over the first five business days following the announcement of the merger agreement; and (iii) each named executive officer experiences a qualifying termination of employment on March 1, 2018. This table does not include the value of benefits in which the named executive officers are vested without regard to the occurrence of a change in control. The amounts shown below are estimates based on multiple assumptions that may or may not actually occur, and as a result, the actual amounts to be received by a named executive officer may differ materially from the amounts shown below.
Executive	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Total
James E. Igo	$185,000	$11,740	$22,707	$219,447
Eva Modi	130,500	5,870	13,726	150,096

(1)
The cash payments consist of the estimated amount payable under each individual’s employment agreement in the event of termination of employment by Delanco without cause or voluntary termination by the executive with good reason within one year following the change in control of Delanco. The cash severance payable to the executives is considered a “double trigger” benefit since the severance amounts are payable upon a change in control of Delanco followed by termination of employment.

(2)
Represents the estimated cash payment to be made in exchange for the cancellation of non-vested stock options. The value of the stock options is based on a per share price of Delanco common stock of  $13.87, which is the average closing market price of Delanco common stock over the five business days following the public announcement of the merger. The amounts payable under this column are considered a “single trigger” benefit since they are payable upon a change in control of Delanco without regard to termination of employment.
(3)
The amount in the table reflects the estimated cost of continuation of coverage under Delanco’s medical, dental and life insurance plans for a period of 18 months following termination of employment.

Management and Board of Directors of First Bank After the Bank Merger
The directors and officers of First Bank immediately prior to the effective time of the bank merger will continue as the directors and officers of the surviving bank of the bank merger. Information about the current First Bank directors and executive officers can be found in the documents listed under the heading “Where You Can Find More Information”.
Public Trading Markets
First Bank common stock is listed on the Nasdaq Global Market under the symbol “FRBA”. Delanco common stock is quoted on the OTC Bulletin Board under the symbol “DLNO”. The newly issued First Bank common stock issuable pursuant to the merger agreement will be listed on the Nasdaq Global Market.
Nasdaq Listing of First Bank Common Stock
Before the effective time of the merger, First Bank has agreed to use its reasonable best efforts to cause the shares of First Bank common stock to be issued in the merger to be approved for listing on the Nasdaq Global Market. The listing of the shares of First Bank common stock is also a condition to the consummation of the merger.
Accounting Treatment
First Bank will account for the merger under the purchase method of accounting in accordance with U.S. GAAP. First Bank will record, at fair value, the acquired assets and assumed liabilities of Delanco. To the extent that the total purchase price exceeds the fair value of the assets acquired and liabilities assumed, First Bank may record intangible assets, which include goodwill and core deposit intangibles. To the extent that the total purchase price is less than the fair value of the assets acquired, First Bank may record a bargain purchase gain. First Bank will include in its results of operations the results of Delanco’s operations after completion of the merger.
Dissenters’ Rights
Delanco Dissenters’ Rights
Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value of their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under Section 14A:11-1 of the NJBCA, a shareholder is not entitled to demand the fair value of his or her shares of stock in any transaction if the securities to be received are listed on a national securities exchange. Because First Bank’s common stock is listed on the Nasdaq Global Market, the holders of Delanco common stock are not entitled to dissenters’ or appraisal rights in the merger.
First Bank Dissenters’ Rights
General.   Under Sections 17:9A-140 through 17:9A-145 of the NJBA, First Bank shareholders will have dissenters’ appraisal rights in connection with the bank merger, meaning that First Bank shareholders have the right to dissent from the bank merger and to obtain payment of the “fair value” of their shares in the event we complete the bank merger. First Bank shareholders must strictly follow the procedures prescribed by Sections 17:9A-140 through 17:9A-145 of the NJBA, which is attached to this joint proxy statement/offering circular as Annex E. Holders of shares of First Bank common stock are encouraged to read these provisions carefully and in their entirety. Failure to strictly comply with these provisions will result in the loss of dissenters’ appraisal rights. This discussion is qualified in its entirety by reference to the applicable dissenters’ appraisal rights provisions of NJBA. You are advised to consult legal counsel if you are considering the exercise of your dissenters’ appraisal rights.
To be eligible to exercise your right to dissent, you must:
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not vote to approve the bank merger at the First Bank annual meeting; and

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deliver a written notice of dissent to the principal office of First Bank stating that you intend to demand payment for your shares of your common stock if the bank merger is consummated.

The notice of dissent must be delivered via registered mail or in person by you or your representative. Your notice of dissent should be delivered to:
First Bank
2465 Kuser Road
Hamilton, New Jersey 08690
Attention: Donna Bencivengo, Corporate Secretary
The notice of dissent must be received by the issuer of your stock not later than the third day prior to the date of the First Bank annual meeting held to vote on the bank merger proposal.
Your vote against the bank merger, by proxy or otherwise, is not sufficient to perfect your rights as a dissenting shareholder. Additionally, if you file the required notice of dissent and vote in favor of the bank merger, whether in person or by proxy (including those shareholders who return the enclosed proxy card executed but without a designation as to the vote on the bank merger), then you will be deemed to have waived your right to qualify as a dissenter. If the bank merger is not consummated for any reason, appraisal rights will no longer be available.
Written Demand for Payment and Offer of Payment.   Following approval by the shareholders, if obtained, Delanco Bank and First Bank will on the effective date of the bank merger file the bank merger agreement with the NJDOBI along with a certification by the president of First Bank that the bank merger and the bank merger agreement were approved at the First Bank annual meeting by the holders of at least two-thirds of the outstanding shares of the common stock of First Bank. If you are a dissenting shareholder who has delivered a timely written notice of dissent and who did not vote in favor of the bank merger, then you may within 30 days of the filing of the bank merger agreement with the NJDOBI serve a demand upon First Bank, as the receiving bank in the bank merger, at its principal office for payment of the value of your shares. First Bank may then, within ten days after the receipt of such demand, offer to pay you a sum for your shares, which, in the opinion of its board of directors, does not exceed the amount which would be paid for such shares if the business and assets of Delanco Bank had been liquidated on the effective date of the bank merger.
Commencement of Lawsuit by Dissenting Shareholder and Determination of Value.   If you fail to accept the sum offered by First Bank for your shares, you may, within three weeks after you receive First Bank’s offer of payment, or, if no such offer is made, within three weeks after the date upon which your demand for payment was served upon First Bank, institute an action in the Superior Court for the appointment of three appraisers to determine the value of your shares. The Superior Court will fix the compensation of the appraisers, which will be paid by First Bank. First Bank and each dissenting shareholder may be represented by attorneys in the proceedings before the appointed appraisers, and each side may present evidence. The determination of any two of the appraisers will control.
Upon the conclusion of their deliberations, the appraisers will file in the Superior Court a report and appraisal of the value of the dissenting shares. First Bank and each dissenting shareholder will then have 10 days after the appraisers file their report and appraisal to object to the appraisers’ determination. If no objections are made, then the report and appraisal will be binding upon First Bank and upon the dissenting shareholders, and First Bank will pay each dissenting shareholder the value of their shares as determined by the appraisers, with interest, from the effective date of the bank merger. If objections are made, then the court will make an order or judgment with respect to the value of the dissenting shares based upon what the court deems just.
NO NOTIFICATION OF THE BEGINNING OR END OF ANY STATUTORY PERIOD WILL BE GIVEN BY FIRST BANK TO ANY DISSENTING SHAREHOLDER EXCEPT AS REQUIRED BY LAW. IF YOU ARE CONSIDERING DISSENTING FROM THE BANK MERGER, YOU ARE URGED TO CONSULT YOUR OWN LEGAL COUNSEL.

THE MERGER AGREEMENT
The following describes certain material provisions of the merger agreement, but does not describe all of the terms of the merger agreement and may not contain all of the information about the merger agreement that is important to you. The following description of the merger agreement is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this joint proxy statement/offering circular as Annex A and is incorporated by reference into this joint proxy statement/offering circular. We urge you to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.
Structure of the Merger
Each of the Delanco board of directors and the First Bank board of directors has approved the merger agreement, which provides for the merger of Delanco with and into Merger Sub, with Merger Sub continuing as the surviving corporation. Effective simultaneously with the merger, Delanco Bank will merge with and into First Bank, with First Bank continuing as the surviving bank.
The Merger Consideration
As a result of the merger, each share of Delanco common stock issued and outstanding immediately prior to the merger will be converted into the right to receive, for each outstanding share of Delanco common stock that they own at the effective time of the merger, 1.11 shares of First Bank common stock subject to adjustment as described in the merger agreement.
Fractional Shares
First Bank will not issue any fractional shares of First Bank common stock in the merger. Instead, a Delanco shareholder who otherwise would have been entitled to receive a fraction of a share of First Bank common stock will receive, in lieu thereof, an amount in cash rounded to the nearest cent. This cash amount will be determined by multiplying the fraction of a share of First Bank common stock to which the holder would otherwise be entitled by the average value of the closing price of First Bank’s common stock for the 20 days prior to the 10th day prior to the closing of the merger.
Treatment of Delanco Stock Options
At the effective time of the merger, each option granted by Delanco to purchase shares of Delanco common stock under Delanco’s equity plan, whether vested or unvested, will be canceled and converted into the right to receive from First Bank a cash payment equal to the product of  (1) the total number of shares of Delanco common stock subject to such option, and (2) the difference, if positive, between the merger consideration price and the exercise price per share of such option. Any such option with an exercise price per share that equals or exceeds the merger consideration price will be canceled at the effective time of the merger with no consideration paid to the option holder therefor. For purposes of this calculation, the merger consideration price shall be equal to the exchange ratio multiplied by the average value of the closing price of First Bank’s common stock for the 20 days prior to the 10th day prior to the closing of the merger.
Treatment of Delanco ESOP
The Delanco ESOP will terminate at least three business days prior to the effective time of the merger. Delanco will direct the trustee of the Delanco ESOP to remit a sufficient number of shares of Delanco common stock held in its loan suspense account to Delanco or any other lender to repay the balance of the Delanco ESOP acquisition loans. All remaining shares of Delanco common stock held by the Delanco ESOP at the effective time of the merger will be converted into the right to receive the merger consideration.
Effective Time of the Merger
The merger will be completed only if all conditions to the merger discussed in this joint proxy statement/offering circular and set forth in the merger agreement are either satisfied or waived (subject to applicable laws). See the section entitled “— Conditions to Consummation of the Merger”.

The merger will become effective on the date and at the time specified in the certificate of merger to be filed with the New Jersey Secretary of State. In the merger agreement, we have agreed to cause the effective time of the merger to occur on a date within 30 days following the satisfaction or waiver (subject to applicable laws) of the last of the conditions specified in the merger agreement, or on another mutually agreed date. It currently is anticipated that the effective time of the merger will occur in the second quarter of 2018, subject to the receipt of regulatory approvals and waivers and other customary closing conditions, but we cannot guarantee when or if the merger will be completed.
Conversion of Shares; Exchange of Certificates
The conversion of Delanco common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. Promptly after the effective time of the merger, the exchange agent will exchange certificates representing shares of Delanco common stock for the merger consideration to be received pursuant to the merger agreement. First Bank shall appoint Computershare Trust Company, N.A. or another exchange agent reasonably acceptable to Delanco for the purpose of exchanging shares of Delanco common stock for the merger consideration pursuant to the merger agreement.
Withholding
First Bank and the exchange agent will be entitled to deduct and withhold from the merger consideration otherwise payable pursuant to the merger agreement to any Delanco shareholder the amounts, if any, it is required to deduct and withhold under the Code or any provision of state, local or foreign tax law. To the extent that any amounts are so withheld, these amounts will be treated for all purposes of the merger agreement as having been paid to Delanco shareholders in respect of which such deduction and withholding was made.
Dividends and Distributions
Whenever a dividend or other distribution is declared by First Bank on First Bank common stock, the record date for which is at or after the effective time of the merger, the declaration will include dividends or other distributions on all shares of First Bank common stock issuable pursuant to the merger agreement, but such dividends or other distributions will not be paid to the holder thereof until such holder has duly surrendered its Delanco common stock certificates in accordance with the merger agreement.
Representations and Warranties
In the merger agreement, Delanco has made customary representations and warranties to First Bank with respect to, among other things:
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the due organization, valid existence, good standing and corporate power and authority of Delanco and Delanco Bank;

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Delanco’s authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement (subject to receipt of the vote of a majority of the votes cast, in person or by proxy, by all Delanco shareholders entitled to vote at the Delanco special meeting) and the enforceability of the merger agreement against Delanco in accordance with its terms;

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the absence of conflicts with or breaches of Delanco’s or its subsidiaries’ governing documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

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the required consents of regulatory authorities in connection with the transactions contemplated by the merger agreement;

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the debt secured by Delanco capital stock;

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the capitalization of Delanco, including in particular the number of shares of Delanco common stock issued and outstanding;

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the capitalization and ownership of Delanco Bank and any rights or obligations thereunder;

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the other subsidiaries of Delanco and the ownership therein;

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reports filed with regulatory authorities;

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financial matters;

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books and records;

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the absence of undisclosed liabilities;

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the absence since March 31, 2017 of an event that has had, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on Delanco or its subsidiaries, the conduct by Delanco and its subsidiaries of their respective businesses in the ordinary and usual course of business consistent with past practice since March 31, 2017, and the absence of any material damage, destruction or other casualty loss with respect to any material asset;

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tax matters;

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the assets of Delanco and its subsidiaries;

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intellectual property and privacy matters;

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environmental matters;

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compliance with laws, orders and permits;

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compliance with the Community Reinvestment Act of 1977, which is referred to as the Community Reinvestment Act, and the regulations promulgated thereunder;

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compliance with the Foreign Corrupt Practices Act of 1977, as amended;

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labor and employment matters;

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matters relating to employee benefit plans and ERISA;

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matters with respect to certain of Delanco’s contracts;

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agreements with regulatory agencies;

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investment securities and certain derivative transactions;

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legal proceedings;

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the accuracy of the information supplied by Delanco in this joint proxy statement/offering circular;

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the inapplicability of state anti-takeover statutes;

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receipt by the Delanco board of directors of the fairness opinion from FinPro;

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the lack of action by Delanco that is reasonably likely to prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code, or materially impede or delay receipt of any of the requisite regulatory approvals;

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loan matters;

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deposits;

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allowance for loan and lease losses;

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insurance matters;

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the absence of sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control;

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affiliate transactions; and

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the absence of undisclosed brokers’ fees and expenses.

In the merger agreement, First Bank made customary representations and warranties to Delanco with respect to, among other things:
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the due organization, valid existence, good standing and corporate power and authority of First Bank and Merger Sub;

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First Bank’s and Merger Sub’s authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against First Bank and Merger Sub in accordance with its terms;

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the absence of conflicts with or breaches of First Bank’s or Merger Sub’s governing documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

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the required consents of regulatory authorities in connection with the transactions contemplated by the merger agreement;

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First Bank’s capitalization, including in particular the number of shares of First Bank common stock issued and outstanding;

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First Bank’s FDIC filings since December 31, 2016, including financial statements contained therein;

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internal controls and compliance with the Sarbanes-Oxley Act of 2002;

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the absence of undisclosed liabilities;

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the absence since December 31, 2016 of a material adverse effect on First Bank;

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tax matters;

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compliance with laws, orders and permits;

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compliance with the Community Reinvestment Act and the regulations promulgated thereunder;

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legal proceedings;

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reports filed with regulatory authorities other than the FDIC since December 31, 2013;

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agreements with regulatory authorities;

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the accuracy of the information supplied by First Bank in this joint proxy statement/offering circular;

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loan and lease losses;

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the lack of action by First Bank that is reasonably likely to prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code, or materially impede or delay receipt of any of the requisite regulatory approvals; and

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the absence of undisclosed brokers’ fees and expenses.

Many of the representations and warranties in the merger agreement made by Delanco and First Bank are qualified by a “materiality” or “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material to or have a material adverse effect on Delanco or First Bank, as applicable).
Under the merger agreement, a material adverse effect is defined, with respect to a party, as any fact, circumstance, event, change, effect, development or occurrence that, individually or in the aggregate together with all other facts, circumstances, events, changes, effects, developments or occurrences, directly or indirectly, (1) prevents or materially impairs the ability of a party to timely consummate the transactions contemplated by the merger agreement, or (2) has had or would reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of such party and its subsidiaries taken as a whole, but does not include effects to the extent resulting from the following (except, in certain instances, to the extent that the effects of such change disproportionately affect such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate):
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changes after the date of the merger agreement in U.S. GAAP or regulatory accounting requirements;

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changes after the date of the merger agreement in laws of general applicability to companies in the financial services industry;

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changes after the date of the merger agreement in global, national or regional political conditions or general economic or market conditions in the United States (and with respect to each of Delanco and First Bank, in the respective markets in which they operate), including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the financial services industry;

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after the date of the merger agreement, general changes in the credit markets or general downgrades in the credit markets;

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failure, in and of itself, to meet earnings projections or internal financial forecasts, but not including any underlying causes thereof unless separately excluded under the merger agreement, or changes in the trading price of a party’s common stock, in and of itself, but not including any underlying causes unless separately excluded under the merger agreement;

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the public disclosure of the merger agreement and the impact thereof on relationships with customers or employees;

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any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism; or

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actions or omissions taken with the prior written consent of the other party or expressly required by the merger agreement.

The representations and warranties in the merger agreement do not survive the effective time of the merger and, as described below under “— Effect of Termination,” if the merger agreement is validly terminated, the merger agreement will become void and have no effect (except with respect to designated provisions of the merger agreement, including those related to payment of fees and expenses and the confidential treatment of information), unless a party breached the merger agreement.
This summary and the copy of the merger agreement attached to this joint proxy statement/offering circular as Annex A are included solely to provide investors with information regarding the merger agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The foregoing discussion is qualified in its entirety by reference to the merger agreement. The merger agreement contains representations and warranties by First Bank and Delanco, which were made only for purposes of that agreement and as of specific dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the merger agreement, and in reviewing the representations, warranties and covenants contained in the merger agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of First Bank, Delanco or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in First Bank’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that First Bank publicly files with the FDIC. For more information regarding these documents, see the section entitled “Where You Can Find More Information”.
Covenants and Agreements
Conduct of Businesses Prior to the Effective Time of the Merger.   Delanco has agreed that, prior to the effective time of the merger or termination of the merger agreement, unless the prior written consent of First Bank has been obtained, or as required by law, it will, and will cause its subsidiaries to, (1) operate its business only in the usual, regular and ordinary course, consistent with past practice, (2) use its reasonable best efforts to preserve intact its business (including its organization, assets, goodwill and insurance coverage) and maintain its rights, authorizations, franchises, advantageous business relationships with customers, vendors, strategic partners, suppliers, distributors and others doing business with it, and the services of its directors, officers and employees, and (3) take no action that is intended to or which would reasonably be expected to adversely affect or delay the receipt of  (A) any required regulatory approvals, (B) the consummation of the transactions contemplated by the merger agreement or (C) the performance of Delanco’s covenants and agreements in the merger agreement.
Additionally, Delanco has agreed that prior to the effective time of the merger or termination of the merger agreement, unless the prior written consent of First Bank has been obtained (which consent will not be unreasonably withheld, conditioned or delayed) and except as required by law, and for certain exceptions and as otherwise expressly contemplated in the merger agreement, Delanco will not, and will not permit any of its subsidiaries to, undertake the following actions or commit to undertake the following actions:
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amend Delanco’s certificate of incorporation or bylaws or other governing documents of any of its subsidiaries;

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incur, assume, guarantee, endorse or otherwise as an accommodation become responsible for any additional debt obligation or other obligation for borrowed money (other than the creation of deposit liabilities, purchase of federal funds, borrowings from any Federal Home Loan Bank, sales of certificates of deposits, in each case incurred in the ordinary course of business);

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repurchase, redeem, or otherwise acquire or exchange (other than in accordance with the merger agreement), directly or indirectly, any shares, or any securities convertible into or exchangeable or exercisable for any shares, of the capital stock of Delanco or any of its subsidiaries (except for the acceptance of shares of Delanco common stock as payment for the exercise of stock options or for withholding taxes incurred in connection with the exercise of stock options and dividend equivalents thereon, in each case in the ordinary course of business and in accordance with the terms of the applicable Delanco stock plan or award agreement), or make, declare, pay or set aside for payment any dividend or set any record date for or declare or make any other distribution in respect of Delanco common stock or other equity interests;

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issue, grant sell, pledge, dispose of, encumber, authorize or propose the issuance of, enter into any contract to issue, sell, pledge, dispose of, encumber, or authorize or propose the issuance of, or otherwise permit to become outstanding, any additional shares of Delanco common stock or any other capital stock of Delanco or any of its subsidiaries, or any stock appreciation rights, or any option, warrant, or other equity rights, other than the issuance of any shares of Delanco common stock upon the exercise of stock options in accordance with the applicable plan and award agreement;

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directly or indirectly adjust, split, combine or reclassify any capital stock or other equity interest of Delanco or any of its subsidiaries or issue or authorize the issuance of any other securities in respect of or in substitution for shares of Delanco common stock, or sell, transfer, lease, mortgage, permit any lien on, or otherwise dispose of, discontinue or otherwise encumber, (1) any shares of capital stock or other equity interests of Delanco or any of its subsidiaries (unless any such shares of capital stock or other equity interests are sold or otherwise transferred to Delanco or a wholly owned subsidiary of Delanco), or (2) any asset other than pursuant to contracts in force at the date of the merger agreement or sales of investment securities in the ordinary course of business consistent with past practice;

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(1) except for purchases of investment securities in the ordinary course of business consistent with past practice, purchase any securities or make any acquisition of or investment in, either by purchase of stock or other securities or equity interests, contributions to capital, asset transfers, purchase of any assets (including any investments or commitments to invest in real estate or any real estate development project) or other business combination, or by formation of any joint venture or other business organization or by contributions to capital (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business), any person, or otherwise acquire direct or indirect control over any person, or (2) enter into a plan of consolidation, merger, share exchange, share acquisition, reorganization or complete or partial liquidation with any person (other than consolidations, mergers or reorganizations solely among wholly owned subsidiaries of Delanco), or a letter of intent, memorandum of understanding or agreement in principle with respect thereto;

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except as otherwise required by law or under the Delanco benefit plans, (1) grant any increase in compensation or benefits to any employee or other service provider of Delanco or any of its subsidiaries, (2) grant or pay any bonus, retention, change in control, severance or termination payments or benefits, (3) grant any awards under any stock plan, waive any stock repurchase rights or amend or terminate any Delanco stock option, (4) fund any rabbi trust or similar arrangement, (5) terminate the employment or services of any employee whose annual base compensation is greater than $75,000, other than for cause, (6) hire or promote any officer, employee, independent contractor or consultant who has annual base compensation greater than $75,000, or (7) enter into, establish, adopt, modify, amend, renew or terminate any benefit plan, program, policy, agreement or arrangement that would be a benefit plan if entered into on the date of the merger agreement;

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make any change in any accounting principles, practices or methods or systems of internal accounting controls, except as may be required to conform to changes in regulatory accounting requirements or U.S. GAAP;

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commence any litigation other than in the ordinary course of business consistent with past practice, or settle, waive or release or agree or consent to the issuance of any order in connection with any litigation (1) involving any liability of Delanco or any of its subsidiaries for money damages in excess of $50,000 or that would impose any restriction on the operations, business or assets of Delanco or any of its subsidiaries, or (2) arising out of or relating to the transactions contemplated by the merger agreement;

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enter into, renew, extend, modify, amend or terminate specified contracts;

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enter into any new line of business or change in any material respect its lending, investment, risk and asset-liability management, interest rate, fee pricing or other material banking or operating policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof);

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make, or commit to make, any capital expenditures in excess of $25,000 individually or $75,000 in the aggregate;

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except as required by law or applicable regulatory authorities, make any material changes in its policies and practices with respect to its (1) hedging practices and policies or (2) insurance policies including materially reducing the amount of insurance coverage currently in place or fail to renew or replace any existing insurance policies;

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cancel or release any material indebtedness owed to any person or any claims held by any person, except for (1) sales of loans and sales of investment securities, in each case in the ordinary course of business consistent with past practice, or (2) as expressly required by the terms of any contracts in force at the date of the merger agreement;

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permit the commencement of any construction of new structures or facilities upon, or purchase or lease any real property in respect of any branch or other facility, or make any application to open, relocate or close any branch or other facility;

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materially change or restructure its investment securities portfolio policy or its hedging practices or policies, or change its policies with respect to the classification or reporting of such portfolios, or invest in any mortgage-backed or mortgage-related securities which would be considered “high-risk” securities under applicable regulatory pronouncements or change its interest rate exposure through purchases, sales or otherwise, or the manner in which its investment securities portfolios are classified or reported;

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alter materially its interest rate or fee pricing policies with respect to depository accounts of Delanco or waive any material fees with respect thereto;

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make, change or revoke any material tax election, change any material method of tax accounting, adopt or change any taxable year or period, file any amended material tax returns, agree to an extension or waiver of any statute of limitations with respect to the assessment or determination of taxes, settle or compromise any material tax liability of Delanco or any of its subsidiaries, enter into any closing agreement with respect to any material tax or surrender any right to claim a material tax refund;

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take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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enter into any securitizations of any loans or create any special purpose funding or variable interest entity other than on behalf of clients;

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foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment (except where such an assessment has been conducted in the preceding 12 months) of the property or foreclose upon any commercial real estate if such environmental assessment indicates the presence of hazardous material;

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make or acquire any loan or issue a commitment (including a letter of credit) or renew or extend an existing commitment for any loan, or amend or modify in any material respect any loan (including in any manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by Delanco), except (1) new loans not in excess of  $500,000 to a person not a current borrower or affiliate of a current borrower, (2) loans or commitments for loans that have previously been approved by Delanco prior to the date of the merger agreement, (3) any amendments or modifications that have previously been approved by Delanco prior to the date of the merger agreement, with respect to any existing loan rated “special mention” or worse by First Bank, with total credit exposure not in excess of  $100,000, or (4) with respect to any such actions that have previously been approved by Delanco prior to the date of the merger agreement, modify or amend any loan in a manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by Delanco, in each case not in excess of   $100,000;

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take any action that is reasonably likely to result in any of the conditions in the merger agreement to not be satisfied, or materially impair its ability to perform its obligations under the merger agreement or consummate the transactions contemplated in the merger agreement; or

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agree to take, make any commitment to take or adopt any resolutions of the Delanco board of directors in support of any of the above prohibited actions.

First Bank has agreed that prior to the effective time of the merger or termination of the merger agreement, unless the prior written consent of Delanco has been obtained (which consent Delanco may not unreasonably withhold, condition or delay) and except as otherwise expressly contemplated in the merger agreement, First Bank will not, and will not permit any of its subsidiaries to, among other things, undertake the following actions:
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amend First Bank’s certificate of incorporation or by-laws or other governing documents of First Bank or its significant subsidiaries in a manner that would adversely affect Delanco or its shareholders relative to other holders of First Bank common stock;

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take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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take any action that is reasonably likely to result in any of the conditions in the merger agreement to not be satisfied, or materially impair its ability to perform its obligations under the merger agreement or consummate the transactions contemplated in the merger agreement; or

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agree to take, make any commitment to take or adopt any resolutions of the First Bank board of directors in support of, any of the above prohibited actions.

Regulatory Matters.   First Bank and Delanco have agreed to file all reports required to be filed with regulatory authorities between the execution of the merger agreement and the consummation of the merger contemplated thereby, and to deliver to the other party copies of all such reports promptly after the same are filed. If financial statements are contained in any such reports filed with the FDIC or the U.S. Securities and Exchange Commission, or SEC, such financial statements will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders’ equity, and cash flows for the period then ended in accordance with U.S. GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments that are not material) or applicable regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes.
Tax Matters.   First Bank and Delanco have agreed to use their respective reasonable best efforts to cause the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and to take no action that would cause the merger not to so qualify.
Employee Matters.   The merger agreement provides that, for the period beginning on the closing date of the merger and ending on June 30, 2018 (or such shorter period of employment, as the case may be), each employee of Delanco who remains employed by First Bank as of immediately prior to the closing date shall receive (i) an annual rate of salary or wages that is no less favorable than the annual rate of salary or wages provided to such employee by Delanco as of immediately prior to the closing of the merger and (ii) benefits (other than equity and other long-term incentive awards but including annual cash bonus opportunities, if available) that are, as a whole, comparable to those provided to similarly situated First Bank employees. Additionally, employees of Delanco or its subsidiaries generally will receive service credit based on their service with Delanco or its subsidiaries for purposes of participation in the First Bank benefit plans and credit for covered expenses incurred prior to the effective time of the merger for purposes of satisfying deductibles and out-of-pocket expenses under health care plans.
Prior to the effective time of the merger, if requested by First Bank, Delanco will (1) terminate the Delanco 401(k) plan and (2) cooperate with First Bank to amend, freeze, terminate or modify any other Delanco benefit plan to the extent and in the matter determined by First Bank effective upon the effective time of the merger.
Employees of Delanco as of the date of the merger agreement who remain employed by Delanco as of the effective time of the merger and whose employment is terminated by First Bank or Delanco Bank (absent termination for cause), will be entitled to certain minimum severance payments.
D&O Indemnification and Insurance.   The merger agreement provides that for six years after the effective time of the merger, First Bank will indemnify, defend and hold harmless each of the present and former directors and officers of Delanco and its subsidiaries against all liabilities arising out of actions or omissions arising out of such person’s services in such capacities to the fullest extent permitted by applicable law and Delanco’s governing documents in effect on the date of the merger agreement (including any provisions relating to the advancement of expenses incurred in the defense of any litigation).
The merger agreement requires First Bank to use its reasonable best efforts to maintain for a period of six years after the effective time of the merger Delanco’s existing directors’ and officers’ liability insurance policy, or policies of at least the same coverage and amounts and containing terms and conditions which are substantially no less advantageous than the current policy (or, with the consent of Delanco prior to the effective time of the merger, any other policy), with respect to claims arising from facts or events that occurred prior to the effective time of the merger, and covering such individuals who are currently covered by such insurance, up to a specified percentage of Delanco’s annual premium payments as of the date of the merger agreement. In lieu of the insurance described in the preceding sentence, prior to the effective time of the merger, First Bank, or Delanco, in consultation with First Bank, may obtain a six-year “tail” prepaid policy providing coverage equivalent to such insurance.
Certain Additional Covenants.   The merger agreement also contains additional covenants, including covenants relating to the filing of this joint proxy statement/offering circular, obtaining required consents, the listing of the shares of First Bank common stock to be issued in the merger, pre-merger integration efforts and public announcements with respect to the transactions contemplated by the merger agreement.
Agreement Not to Solicit Other Offers
Delanco has agreed that it and its subsidiaries will not, and will cause their respective representatives not to, directly or indirectly:
•
take any action to solicit, encourage (including by providing information or assistance), initiate, facilitate or induce any third party acquisition proposal;

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participate or engage in any discussions or negotiations regarding, or furnish or cause to be furnished to any third party any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any offer or proposal that constitutes, or may reasonably be expected to lead to, a third party acquisition proposal;

•
approve, agree to, accept, endorse or recommend any third party acquisition proposal; or

•
approve, agree to, accept, endorse or recommend, or propose to approve, agree to, accept, endorse or recommend any acquisition agreement contemplating or otherwise relating to any third party acquisition transaction.

However, if prior to the Delanco special meeting, Delanco receives an unsolicited written acquisition proposal by any third party that did not result from or arise in connection with a breach of the non-solicitation provisions described above, Delanco may, and may permit Delanco subsidiaries and its representatives to furnish nonpublic information and participate in discussions and negotiations with respect to such acquisition proposal, if the Delanco board of directors (or any committee thereof) has (1) determined, in its good faith judgment (after consultation with Delanco’s financial advisors and outside legal counsel), that such acquisition proposal constitutes or could reasonably be expected to lead to a superior proposal and that the failure to take such action would be reasonably likely to cause the Delanco board of directors to violate its fiduciary duties under applicable law, and (2) prior to furnishing any nonpublic information or engaging in discussions about an acquisition proposal, obtained from such third party an executed confidentiality agreement containing terms at least as restrictive with respect to such third party as the terms of Delanco’s confidentiality agreement with First Bank (and such confidentiality agreement shall not provide such third party with any exclusive right to negotiate with Delanco), and Delanco has promptly (but in no event more than 24 hours) following receipt of any acquisition proposal or any request for nonpublic information or any inquiry that could reasonably be expected to lead to any acquisition proposal advised First Bank in writing of the receipt of such acquisition proposal, request or inquiry, and the terms and conditions of such acquisition proposal, request or inquiry, and Delanco has provided to First Bank (i) a copy of such acquisition proposal, request or inquiry, if in writing, or (ii) a written summary of the material terms of such acquisition proposal, request or inquiry, if oral.
If the Delanco board of directors has determined in its good faith judgment (after consultation with Delanco’s financial advisors and outside legal counsel) that recommending the merger agreement to Delanco shareholders would be reasonably likely to cause it to violate its fiduciary duties under applicable law, then the Delanco board of directors may change its recommendation to Delanco shareholders.
Notwithstanding any change in the recommendation of the Delanco board of directors that the Delanco shareholders approve the merger agreement, the merger agreement will be submitted to the Delanco shareholders for the purpose of voting on the approval of the merger agreement. In such event, the Delanco board of directors may submit the merger agreement to the Delanco shareholders without recommendation and communicate the basis for its lack of a recommendation to the Delanco shareholders in this joint proxy statement/offering circular. In addition to the foregoing, Delanco may not submit to the vote of its shareholders any acquisition proposal other than the merger unless the merger agreement is terminated in accordance with its terms.
Delanco has agreed to, and to direct its representatives to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any third party conducted prior to October 18, 2017, with respect to any offer or proposal that constitutes, or may reasonably be expected to lead to, an acquisition proposal, to request the prompt return or destruction of all confidential information previously furnished to any third party that has made or indicated an intention to make an acquisition proposal and not to waive or amend any “standstill” provision or provisions of similar effect to which it is a party or of which it is a beneficiary, and to strictly enforce any such provisions.
For purposes of the merger agreement,
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an “acquisition agreement” means a letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement;

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an “acquisition proposal” means any offer, inquiry, proposal or indication of interest (whether communicated to Delanco or announced publicly to Delanco shareholders and whether binding or non-binding) by any third party for an acquisition transaction;

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an “acquisition transaction” means any transaction or series of related transactions (other than the transactions contemplated by the merger agreement) involving (1) any acquisition or purchase, direct or indirect, from Delanco by any third party of 20 percent or more in interest of the total outstanding voting securities of Delanco or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any third party beneficially owning 20 percent or more in interest of the total outstanding voting securities of Delanco or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Delanco or any of its subsidiaries pursuant to which the Delanco shareholders immediately preceding such transaction hold less than 80 percent of the equity interests in the surviving or resulting entity (which includes the parent corporation of any constituent corporation to any such transaction) of such transaction, (2) any sale, lease, exchange, transfer, license, acquisition or disposition of 20 percent or more of the assets of Delanco and its subsidiaries, taken as a whole, or (3) any liquidation or dissolution of Delanco; and

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“superior proposal” means any unsolicited bona fide written acquisition proposal with respect to which the Delanco board of directors determines in its good faith judgment (based on, among other things, the advice of outside legal counsel and a financial advisor) to be more favorable, from a financial point of view, to Delanco shareholders than the merger and the other transactions contemplated by the merger agreement (as it may be proposed to be amended by First Bank), taking into account all relevant factors (including the acquisition proposal and the merger agreement (including any proposed changes to the merger agreement that may be proposed by First Bank in response to such acquisition proposal)); provided, that for purposes of the definition of  “superior proposal,” the references to “20 percent” and “80 percent” in the definitions of acquisition proposal and acquisition transaction are deemed to be references to “100 percent”.

Delanco Special Meeting and Recommendation of Delanco Board of Directors
Delanco has agreed to hold a meeting of its shareholders for the purpose of voting upon approval of the merger agreement as promptly as reasonably practicable after this joint proxy statement/offering circular is cleared by the FDIC and the SEC. Delanco will use its reasonable best efforts to obtain from its shareholders the requisite shareholder approval of the merger agreement, including by recommending that its shareholders approve the merger agreement.
The Delanco board of directors has agreed, subject to certain conditions in the merger agreement, to recommend that Delanco shareholders vote in favor of approval of the merger agreement and to not withdraw, qualify or modify (or publicly propose to withdraw, qualify or modify) such recommendation in any manner adverse to First Bank, or take any action or make any public statement, filing or release inconsistent with such recommendation (which is referred to as a change in Delanco’s recommendation).

Conditions to Consummation of the Merger
Our respective obligations to consummate the merger are subject to the fulfillment or waiver of the following conditions:
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the approval by Delanco shareholders of the merger agreement and the transactions contemplated thereby;

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the receipt of all regulatory approvals, consents, non-objections and waivers required from the FDIC, OCC and NJDOBI, and any other required regulatory approvals or consents, the failure of which to obtain would reasonably be expected to have a material adverse effect on First Bank or Delanco (considered as a consolidated entity), in each case required to consummate the transactions contemplated by the merger agreement, and expiration of all related statutory waiting periods; provided, that no such required regulatory approval may impose a burdensome condition on First Bank or Delanco (as determined by First Bank in its sole discretion);

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the absence of any rule, regulation, law, judgment, injunction or order (whether temporary, preliminary or permanent) by any court or regulatory authority of competent jurisdiction prohibiting, restricting or making illegal consummation of the transactions contemplated by the merger agreement;

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the approval of the listing on the Nasdaq Global Market of the First Bank common stock to be issued in the merger;

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receipt by each of First Bank and Delanco of an opinion of Covington & Burling LLP as to certain tax matters; and

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the accuracy of the representations and warranties of the other party in the merger agreement as of the date of the merger agreement and as of the effective time of the merger, subject to the materiality standards provided in the merger agreement, and the performance by the other party in all material respects of all agreements and covenants of such party under the merger agreement prior to the effective time of the merger (and the receipt by each party of a certificate from the other party to such effect).

In addition, First Bank’s obligation to consummate the merger is subject to the receipt from Delanco of a certificate stating that Delanco’s common stock is not a “United States real property interest” within the meaning of Section 897(c)(1)(A)(II) of the Code, as well as (i) the calculation of the ratio of Delanco’s non-performing loans to total loans not exceeding 5.25%, (ii) the calculation of the ratio of Delanco’s non-performing assets to total assets not exceeding 4.60%, (iii) the calculation of the ratio of Delanco’s non-current loans to total loans not exceeding 5.80%, (iv) Delanco’s non-performing assets not exceeding $5,750,000 and (v) Delanco’s classified assets not exceeding $4,500,000. Finally, Delanco and Delanco Bank must be “well capitalized”, have a leverage ratio of no less than 8.5%, a risk-based capital ratio of no less than 15.25%, a total risk-based capital ratio of no less than 17.00%, total equity to total assets ratio of no less than 9.75% and shall not have received any notification from the OCC to the effect that the capital of Delanco Bank is insufficient to permit Delanco Bank to engage in its business. In addition, Delanco must deliver to First Bank evidence that (i) certain Delanco contracts have been terminated and (ii) the consents from counterparties to certain Delanco contracts have been obtained.
We cannot provide assurance as to when or if all of the conditions to the merger can or will be satisfied or waived by the appropriate party. As of the date of this joint proxy statement/offering circular, we have no reason to believe that any of these conditions will not be satisfied.

Termination of the Merger Agreement
The merger agreement can be terminated at any time prior to the effective time of the merger by mutual consent, or by either party in the following circumstances:
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any regulatory authority denies a requisite regulatory approval and this denial has become final and nonappealable, or a regulatory authority has issued a final and nonappealable rule, regulation, law, judgment, injunction or order permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the merger agreement, so long as the party seeking to terminate the merger agreement has used its reasonable best efforts to contest, appeal and change or remove such denial, law or order;

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the Delanco shareholders fail to approve the merger agreement and the transactions contemplated thereby at the Delanco special meeting;

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the merger has not been completed by the August 31, 2018 outside date, if the failure to consummate the transactions contemplated by the merger agreement by that date is not caused by the terminating party’s breach of the merger agreement; or

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the FDIC or NJDOBI requests in writing that First Bank, Delanco or any of their respective affiliates withdraw any application with respect to a regulatory approval necessary to complete the merger.

In addition, Delanco may terminate the merger agreement if:
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any of the conditions precedent described above to the obligations of Delanco to consummate the merger cannot be satisfied or fulfilled by the outside date, if the failure of such condition to be satisfied or fulfilled by such date is not a result of Delanco’s failure to perform, in any material respect, any of its material covenants or agreements contained in the merger agreement, or the material breach of any of its material representations or warranties contained in the merger agreement; or

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if, at any time during the five-day period commencing on the 10th day prior to the closing date of the merger, (1) the average closing price of a share of First Bank common stock over the last 20 trading days ending on the tenth day prior to the closing date of the merger is less than $10.20 and (2) the number obtained by dividing the First Bank average closing price by $12.75 is less than (y) the number obtained by dividing (i) the average of the daily closing price of the NASDAQ Bank Index for the 20 consecutive trading days ending on the tenth day prior to the closing date of the merger by the closing price of the NASDAQ Bank Index on October 17, 2017, minus (z) 0.20.

In addition, First Bank may terminate the merger agreement if:
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any of the conditions precedent described above to the obligations of First Bank to consummate the merger cannot be satisfied or fulfilled by the outside date, if the failure of such condition to be satisfied or fulfilled by such date is not a result of First Bank’s failure to perform, in any material respect, any of its material covenants or agreements contained in the merger agreement, or the material breach of any of its material representations or warranties contained in the merger agreement;

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the Delanco board of directors fails to recommend the merger and approval of the merger agreement by the Delanco shareholders;

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the Delanco board of directors breaches its non-solicitation obligations and obligations with respect to other acquisition proposals in any respect adverse to First Bank;

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the Delanco board of directors breaches its obligations to call, give notice of, convene and/or hold a shareholders’ meeting;

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the Delanco shareholders fail to approve the merger agreement and the transactions contemplated thereby at the Delanco special meeting; or

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the FDIC or NJDOBI grants regulatory approval but such approval would impose a burdensome condition on First Bank and the burden could not be removed prior to the outside date.

Effect of Termination
If the merger agreement is terminated, it will become void, except that (1) designated provisions of the merger agreement will survive the termination, including those relating to payment of fees and expenses and the confidential treatment of information, and (2) both First Bank and Delanco will remain liable for any liability resulting from any fraud or intentional breaches by such party of the merger agreement occurring prior to the termination of such agreement.
Termination Fee
Delanco will pay First Bank a $550,000 termination fee if:
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either First Bank or Delanco terminates the merger agreement as a result of the merger having not been consummated by the outside date, or First Bank terminates the merger agreement because any conditions precedent to the obligations of First Bank to consummate the merger cannot be satisfied or fulfilled by the outside date, and at the time of such termination a third party has made and not withdrawn, or has publicly announced an intention to make and has not withdrawn, an acquisition proposal, and within 12 months of such termination Delanco either consummates an acquisition transaction or enters into an acquisition agreement with respect to an acquisition transaction; or

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First Bank terminates the merger agreement because the Delanco board of directors has failed to recommend the approval of the merger agreement by the Delanco shareholders, has breached its non-solicitation obligations and obligations with respect to other acquisition proposals in any respect adverse to First Bank, or has breached its obligations to call, give notice of, convene and/or hold a shareholders’ meeting to obtain approval of the merger proposal by the Delanco shareholders.

If Delanco fails to obtain approval of the merger agreement by the Delanco shareholders, Delanco will reimburse First Bank for all reasonable out-of-pocket expenses in connection with the transactions contemplated by the merger agreement up to $250,000, which we refer to as the expense reimbursement amount. If within 12 months of such termination Delanco either consummates an acquisition transaction or enters into an acquisition agreement with respect to an acquisition transaction, then Delanco will pay to First Bank an amount equal to the difference between the $550,000 termination fee and any expense reimbursement amount previously paid to First Bank.
Delanco’s payment of the $550,000 termination fee would constitute liquidated damages and be First Bank’s sole remedy in the event of such a termination.
Voting Agreements
As a condition to First Bank’s execution of the merger agreement, each member of the Delanco board of directors, in his or her capacity as a shareholder of Delanco, has separately entered into a voting agreement with First Bank, the form of which is attached as Exhibit B to the merger agreement which is attached as Annex A to this joint proxy statement/offering circular, in which he or she has agreed to vote all shares of Delanco common stock that he or she owns and has the sole power to vote in favor of the merger proposal and any other matter that is required to be approved by the Delanco shareholders to facilitate the transactions contemplated by the merger agreement and against any competing proposal. In addition, the Stilwell group entered into a similar voting agreement. As of the record date, the shareholders who executed a voting agreement beneficially owned, in the aggregate, 150,890 shares of Delanco common stock, representing approximately 16.0% of the voting power of Delanco common stock.
Expenses and Fees
Each of First Bank and Delanco will be responsible for all direct costs and expenses incurred by it in connection with the transactions contemplated by the merger agreement, other than the expense reimbursement amount as described above in the section entitled “— Termination Fee”. The costs and expenses of printing and filing this joint proxy statement/offering circular, will be shared proportionately (based on the relative number of shareholders of each party) by Delanco and First Bank.

Amendment, Waiver and Extension of the Merger Agreement
To the extent permitted by law, the merger agreement may be amended by a subsequent writing signed by each of the parties upon the approval of each of the parties, whether before or after Delanco shareholders have approved the merger agreement; however, after obtaining the Delanco shareholder approval, no amendment that requires further approval by Delanco shareholders shall be made.
At any time prior to the effective time of the merger, each of Delanco and First Bank, acting through its respective board of directors, chief executive officer or other authorized officer, may waive any default in the performance of any term of the merger agreement by the other party, waive or extend the time for the performance of any of the obligations of the other party, or waive any or all conditions precedent to the other party’s obligations under the merger agreement, except any condition which, if not satisfied, would result in a violation of law.

THE BANK MERGER AGREEMENT
The following describes certain material provisions of the bank merger agreement, but does not describe all of the terms of the bank merger agreement and may not contain all of the information about the bank merger agreement that is important to you. The following description of the bank merger agreement is subject to, and qualified in its entirety by reference to, the bank merger agreement, which is attached to this joint proxy statement/offering circular as Annex B and is incorporated by reference into this joint proxy statement/offering circular. We urge you to read the bank merger agreement carefully and in its entirety, as it is the legal document governing the bank merger.
Structure of the Bank Merger
Each of the Delanco board of directors and the First Bank board of directors has approved the bank merger agreement, which provides for the merger of Delanco Bank with and into First Bank, with First Bank continuing as the surviving bank. The bank merger will be effected simultaneously with the merger. The separate existence of Delanco Bank will terminate as a result of the bank merger and all capital stock of Delanco Bank issued and outstanding immediately prior to the effective time of the bank merger will be cancelled for no consideration and cease to exist.
Effective Time of the Bank Merger
The bank merger will become effective on the date and time specified in the bank merger approval to be issued by the FDIC and the NJDOBI.
Organization Following the Bank Merger
Following the effective time of the bank merger, the present First Bank board of directors will serve as the board of directors of the combined First Bank following the bank merger. The officers of First Bank in office immediately prior to the effective time of the bank merger will be the officers of the combined entity of First Bank and Delanco Bank after the effective time of the bank merger.
The certificate of incorporation and the by-laws of First Bank prior to the effective time of the bank merger will be the certificate of incorporation and by-laws of the combined bank following the merger.
Representations and Warranties
In the bank merger agreement, Delanco Bank and First Bank made customary representations and warranties to each other with respect to, among other things:
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the power and authority to enter into the bank merger agreement;

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the absence of conflicts with any agreement, document or instrument that Delanco Bank or First Bank is a party, or under which its assets are bound, as a result of entering into the bank merger agreement; and

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the enforceability of the bank merger agreement against Delanco Bank and First Bank, respectively, in accordance with its terms.

Covenants and Agreements
Delanco Bank and First Bank have agreed that neither will pay any dividend to its shareholders nor dispose of any of its assets (other than in the ordinary course) prior to the effective time of the bank merger.
Delanco Bank has also agreed that the bank merger agreement will be ratified and confirmed by the affirmative vote of the Delanco Bank shareholders owning at least two-thirds of the capital stock of Delanco Bank at a meeting to be called by the Delanco Bank board of directors or by written consent.

Conditions to Consummation of the Bank Merger
Our respective obligations to consummate the bank merger are subject to the fulfillment or waiver of the following conditions:
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the occurrence of the effective time of the merger; and

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the regulatory approvals for the transactions contemplated by the merger and the bank merger have been received.

Termination
The bank merger agreement may be terminated by the mutual written consent of Delanco Bank and First Bank.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
Subject to the assumptions and qualifications set forth below, this section describes the anticipated material United States federal income tax consequences of the merger to U.S. holders (as defined below) of Delanco common stock who exchange shares of Delanco common stock for the merger consideration pursuant to the merger.
For purposes of this discussion, a U.S. holder is a beneficial owner of Delanco common stock who for United States federal income tax purposes is:
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An individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or any state or the District of Columbia;

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a trust that (1) is subject to (A) the primary supervision of a court within the United States and (B) the authority of one or more United States persons to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person; or

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an estate that is subject to United States federal income tax on its income regardless of its source.

If an entity or arrangement treated as a partnership for United States federal income tax purposes holds Delanco common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Any entity treated as a partnership for United States federal income tax purposes that holds Delanco common stock, and any partners in such partnership are strongly urged to consult their own tax advisors about the tax consequences of the merger to them.
This discussion addresses only U.S. holders that hold their Delanco common stock as a capital asset within the meaning of Section 1221 of the Code and exchange those shares for the merger consideration in the merger. Further, this discussion does not address all the United States federal income tax consequences that may be relevant to particular Delanco shareholders in light of their individual circumstances or to Delanco shareholders that are subject to special rules, such as:
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banks and certain other financial institutions;

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regulated investment companies;

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real estate investment trusts;

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insurance companies;

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tax-exempt organizations;

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holders subject to the alternative minimum tax provisions of the Code;

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S corporations;

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dealers or brokers in securities, commodities or foreign currencies;

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traders in securities that elect to use a mark-to-market method of accounting;

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persons that hold Delanco common stock as part of a straddle, hedge, constructive sale or conversion transaction or other integrated investment;

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holders who exercise appraisal right;

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certain expatriates or persons that have a functional currency other than the U.S. dollar; and

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shareholders who acquired their shares of Delanco common stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan.

In addition, the discussion does not address any alternative minimum tax or any state, local or foreign tax consequences of the merger, nor does it address any tax consequences arising under any U.S. federal laws other than U.S. federal income tax laws.
The following discussion, and the tax opinion referred to below, is based on the Code, the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings, and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion and the conclusions set forth herein.
First Bank and Delanco have structured the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. The opinion described below will not be binding on the IRS or any court. First Bank and Delanco have not requested and do not intend to request any ruling from the IRS, as to the United States federal income tax consequences of the merger, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations or assumptions upon which the opinion is based are inconsistent with the actual facts, the U.S. federal income tax consequences of the merger could be adversely affected.
Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation and on factors that are not within our control. You are strongly urged to consult with your own tax advisor as to the specific tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any U.S. federal, state and local, foreign and other tax laws and of changes in those laws.
Tax Consequences of the Merger Generally to Holders of Delanco Common Stock.   The parties intend for the merger to qualify as a “reorganization” for U.S. federal income tax purposes. It is a condition to the obligations of each of First Bank and Delanco that they receive an opinion from Covington & Burling LLP, in form reasonably satisfactory to First Bank and Delanco, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither First Bank nor Delanco currently intends to waive this opinion condition to its obligation to consummate the merger. If either First Bank or Delanco waives this opinion condition after this joint proxy statement/offering circular is cleared by the FDIC, and if the tax consequences of the merger to Delanco shareholders have materially changed, First Bank and Delanco will recirculate appropriate soliciting materials to resolicit the votes of Delanco shareholders. The opinion will be based on representation letters provided by First Bank and Delanco and on customary factual assumptions.
Subject to the limitations and qualifications set forth herein and in the opinion of Covington & Burling LLP, the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, a U.S. holder exchanging Delanco common stock for First Bank common stock will not recognize gain or loss, except with respect to cash received instead of fractional shares of First Bank common stock (as discussed below).
The aggregate tax basis of the First Bank common stock received in the merger by a U.S. holder of Delanco common stock will equal the aggregate adjusted tax basis of the Delanco common stock surrendered in the exchange reduced by any basis allocable to a fractional share of First Bank common stock deemed received and exchanged for cash in the merger (as described below). If a holder acquired different blocks of Delanco common stock at different prices, the First Bank common stock such holder receives in the merger will be allocated pro rata to each block of Delanco common stock, and the basis of each block of First Bank common stock such holder receives will be determined on a block-for-block basis depending on the basis of the blocks of Delanco common stock exchanged for such block of First Bank common stock.
Cash Received Instead of a Fractional Share of First Bank Common Stock.   A holder of Delanco common stock who receives cash instead of a fractional share of First Bank common stock will generally be treated as having received the fractional share pursuant to the merger and then as having sold that fractional share of First Bank common stock for cash. As a result, a holder of Delanco common stock will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. This gain or loss will generally be a capital gain or loss, and generally will be a long-term capital gain or loss if, as of the effective date of the merger, the holding period for such fractional shares (including the holding period of shares of Delanco common stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.
Tax Consequences if the Merger Failed to Qualify as a Reorganization.   If the merger failed to qualify as a reorganization under Section 368(a) of the Code, a U.S. holder would be treated as recognizing gain or loss with respect to the disposition of each share of Delanco common stock exchanged for merger consideration in an amount equal to the difference between (i) the fair market value (as of the date the merger becomes effective) of First Bank common stock received in respect of such Delanco common stock in the merger and (ii) the holder’s tax basis in such share of Delanco common stock. Such gain or loss would be treated as capital gain or capital loss, and would be treated as long-term capital gain or loss if the U.S. holder has a holding period in excess of one year as of the effective date of the merger. A U.S. holder would have a tax basis in each share of First Bank common stock so received equal to the share’s fair market value, and the holding period for each such shares of First Bank common stock would begin on the day after the merger. If the U.S. holder acquired different blocks of Delanco common stock at different times or at different prices, gain or loss must be calculated separately for each identifiable block of shares of Delanco common stock surrendered in the merger. Capital losses are subject to limitations.
Net Investment Income Tax.   Individual U.S. holders will be subject to a 3.8% tax on the lesser of: (1) their “net investment income” for the relevant taxable year, or (2) the excess of their modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000 depending on their U.S. federal income tax filing status). Estates and trusts are subject to similar rules. Net investment income generally will include any capital gain recognized as a result of receiving cash instead of fractional shares, as well as, among other items, other interest, dividends, capital gains and rental or royalty income received. Holders should consult their tax advisors as to the application of the net investment income tax in their circumstances.
Backup Withholding and Information Reporting.   Payments of cash to a holder of Delanco common stock may, under certain circumstances, be subject to information reporting and backup withholding (currently at 24%), unless the holder provides (1) proof of an applicable exemption satisfactory to First Bank and the exchange agent or (2) furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not an additional tax and will generally be allowed as a refund or credit against the holder’s United States federal income tax liability, provided the required information is timely furnished to the IRS.
A holder of Delanco common stock, as a result of having received First Bank common stock in the merger, will be required to retain records pertaining to the merger. In addition, each holder of Delanco common stock who is considered to be a “significant holder” will be required (1) to file a statement with such holder’s U.S. federal income tax return in accordance with Treasury Regulations Section 1.368-3(b) setting forth certain facts pertinent to the merger, including such holder’s basis in, and fair market value of, the Delanco common stock surrendered; and (2) to retain permanent records of these facts relating to the merger. A holder of Delanco common stock is a “significant holder” if, immediately before the merger, such holder owned at least 5% of the vote or value of the outstanding stock of Delanco or securities of Delanco with a basis for federal income taxes of at least $1 million.
The preceding discussion is intended only as a summary of material United States federal income tax consequences of the merger. It is not a complete analysis or discussion of all potential tax effects that may be important to you. You are urged to consult your tax advisor as to the specific tax consequences resulting from the merger, including tax return reporting requirements, the applicability and effect of federal, state, local, and other tax laws and the effect of any proposed changes in the tax laws.

COMPARISON OF SHAREHOLDERS’ RIGHTS
As a result of the merger, certain of the Delanco shareholders will receive shares of First Bank common stock in exchange for their shares of Delanco common stock. Both Delanco and First Bank are organized under the laws of the State of New Jersey. While Delanco is organized under the NJBCA, First Bank is organized under the NJBA. The following is a summary of the material differences between (1) the current rights of Delanco shareholders under Delanco’s certificate of incorporation and bylaws and the NJBCA, and (2) the current rights of First Bank shareholders under First Bank’s certificate of incorporation and by-laws and the NJBA.
The following summary is not a complete statement of the rights of shareholders of Delanco and First Bank or a complete description of the specific provisions referred to below. This summary is qualified in its entirety by reference to Delanco’s and First Bank’s governing documents, which we urge Delanco shareholders to read. Copies of First Bank’s governing documents have been filed with the FDIC and copies of Delanco’s governing documents have been filed with the SEC. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information”.
	Delanco	First Bank
Capitalization:	Under Delanco’s certificate of incorporation, Delanco is authorized to issue 25 million shares of stock consisting of five million shares of preferred stock, par value $0.01 per share, and 20 million shares of common stock, par value $0.01 per share. As of February 28, 2018, there were 945,425 shares of Delanco common stock issued and outstanding and no shares of preferred stock issued and outstanding.	Under First Bank’s certificate of incorporation, First Bank is authorized to issue 50 million shares of stock consisting of 10 million shares of preferred stock, par value $2.00 per share, and 40 million shares of common stock, par value $2.00 per share. As of March 19, 2018, there were 17,481,975 shares of First Bank common stock issued and outstanding and no shares of preferred stock issued and outstanding.
Corporate Governance:	The rights of Delanco shareholders are governed by the NJBCA and the certificate of incorporation and bylaws of Delanco.	The rights of First Bank shareholders are governed by the NJBA and the certificate of incorporation and by-laws of First Bank.
Board of Directors:	Delanco’s certificate of incorporation provides that the size of Delanco’s board will be determined by a majority of Delanco’s board of directors. There are currently seven members of the Delanco board of directors.	First Bank’s certificate of incorporation provides that the minimum size of the First Bank board of directors is five and the maximum size is 25 directors, as fixed by the board of directors from time to time. Between annual meetings, the First Bank board of directors may increase the membership of the First Bank board of directors by not more than two members and fill the vacancies so created. There are currently 14 directors on First Bank’s board of directors.
Election of Directors:	Delanco’s certificate of incorporation provides that the Delanco directors are to be divided into three classes with the term of each class expiring every three years. Delanco’s certificate of incorporation does not permit its shareholders to cumulate their votes for directors. One or more of the directors of Delanco may be removed for cause, at any time, by the affirmative vote of at least 80% of the votes entitled to be cast by the holders of shares of capital stock of Delanco entitled to vote generally in the election of directors. Additionally,
First Bank’s by-laws provide that each director is elected by a plurality for a one year term and will hold office until the next annual meeting of the shareholders to elect directors.
First Bank’s certificate of incorporation does not permit its shareholders to cumulate their votes for directors.
First Bank’s by-laws provide that any director or the entire board of directors may be removed, with or without cause, by the shareholders by the affirmative

	Delanco	First Bank
	the Delanco board of directors may remove directors for cause, or may suspend directors pending final determination that cause exists for removal. Directors may not be removed without cause.	vote of the majority of votes case by the holders of the shares entitled to vote for the election of directors.
Board Vacancies:	Delanco’s bylaws state that any vacancies on the Delanco board of directors, no matter how created, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board, and directors so chosen shall hold office until the next annual meeting of Delanco shareholders or until his or her successor is elected.	First Bank’s by-laws state that any vacancies occurring on the First Bank board of directors shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office until his or her successor is elected.
Vote Required for Certain Shareholder Actions and Quorum Requirement:
Delanco’s bylaws provide that the holders of shares entitled to cast a majority of the votes at an annual or special meeting of shareholders constitutes a quorum at such meeting.
Whenever any action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of the shareholders in which a quorum is present, unless otherwise provided by law or the Delanco certificate of incorporation. The Delanco certificate of incorporation provides that any merger, consolidation, liquidation or dissolution of Delanco, or a sale of substantially all of the assets of Delanco, requires the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast by the holders of shares of capital stock of Delanco unless such transaction is approved by two-thirds of the entire Delanco board of directors, in which case such transaction only need be approved by the number of shareholders required under the NJBCA, which, subject to certain exceptions, is the affirmative vote of a majority of the votes cast by the holders of shares of each such corporation entitled to vote thereon.

First Bank’s by-laws provide that the presence, in person or by proxy, of the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum of the shareholders.
Whenever any action, other than the election of directors, is to be taken by a vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of the shareholders in which a quorum is present, unless otherwise provided by law.

	Delanco	First Bank
Amendment of Certificate of Incorporation:	Delanco’s certificate of incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding shares of capital stock entitled to vote to amend the Delanco certificate of incorporation, except that amendments to sections regarding limitations on voting rights, board structure, duties of directors, shareholder vote requirements, directors’ and officers’ liability, indemnification or amendment of the bylaws requires the affirmative vote of the holders of at least two-thirds of the capital stock of Delanco entitled to vote. However, the Delanco board of directors may amend the certificate of incorporation to the fullest extent allowed under the NJBCA.
First Bank’s certificate of incorporation reserves for the bank the right to amend, alter, change or repeal any provision in the certificate of incorporation (other than with respect to director indemnification) in the manner proscribed by the NJBA.
The NJBA requires that an amendment to the certificate of incorporation be adopted by at least two-thirds of the shares entitled to vote.

Amendment of Bylaws:	Under Delanco’s certificate of incorporation, the Delanco board of directors is authorized to amend the Delanco bylaws by a vote of two-thirds of the full Delanco board of directors present at a meeting held in accordance with the bylaws. The Delanco shareholders may also amend the bylaws with the affirmative vote of two-thirds of the votes entitled to be cast by the holders of shares of capital stock of Delanco entitled to vote.	First Bank’s by-laws may be amended, added, rescinded, or repealed (1) at any meeting of the First Bank board of directors, provided notice of the proposed change was given in the notice of the meeting and notice was given not less than two days prior to the meeting, or (2) by the shareholders by the affirmative vote of the holders of at least a majority of the capital stock of the bank entitled to vote at such meeting.
Special Meetings of Shareholders:	Delanco’s bylaws provide that special meetings of the Delanco shareholders may be called by the president, the chairman of the board or a majority of the board of directors.	First Bank’s by-laws provide that, subject to the rights of preferred shareholders, special meetings of shareholders may be called by the President or the board of directors, and shall be called at the request in writing to the President by the holders of not less than 10% of all the shares entitled to vote.
Nomination of Directors:	Delanco’s bylaws state that shareholders may nominate a person or persons to the board of directors if the Delanco board of directors calls a special meeting for such purpose. Nominations by shareholders must be in writing and delivered to the corporate secretary not earlier than 120th day prior to the date of the special meeting and not later than the 90th day prior to the special meeting. Such shareholder’s notice must include certain information regarding the nominee, including the name and address of such shareholder, all information the nominee would be required to disclose in a proxy statement and a description of all direct and indirect compensation and other material relationships between the shareholder and the nominee.	First Bank’s by-laws state that recommendations of nominees for election to the First Bank board of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Nominations by shareholders must be made in writing and delivered to the Secretary of First Bank not less than 90 days prior to any meeting of the shareholders called for election of directors. Each nomination must set forth the name, age, business address, the principal occupation, number of shares of capital stock of First Bank held by each nominee.

	Delanco	First Bank
Indemnification; Limitation of Director Liability:
Delanco’s certificate of incorporation provides that Delanco will indemnify its agents to the fullest extent permitted by law. The NJBCA grants each company organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation against expenses and liabilities in connection with any proceeding involving the person by reason of their being or having been such an agent of the company, if the person (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and (2) with respect to any criminal proceeding, such agent had no reasonable cause to believe his conduct was unlawful. Such indemnification requires a determination that indemnification is proper because the agent met the standard of conduct set forth above; such determination may be made by a majority vote of a quorum of directors (excluding those party to the proceeding); independent legal counsel; or shareholders (if so permitted by the company’s organizational documents). However, no indemnification shall be provided for any claim, issue or matter in which such an agent is adjudged to be liable to the corporation, unless and only to the extent that the Superior Court or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnity for such expenses as the Superior Court or such other court shall deem proper. The NJBCA further requires each company organized thereunder to indemnify a corporate agent against expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to above.
Delanco’s certificate of incorporation also provides that the directors and officers of Delanco will have no personal liability to Delanco or its shareholders other than for acts (1) in breach of the director or officer’s duty of loyalty, (2) not in good faith or (3) resulting in receipt of an improper personal benefit.

The First Bank certificate of incorporation provides that First Bank may indemnify its agents to the fullest extent permitted by law. Under the NJBA, any bank has the power to indemnify a corporate agent against expenses and liability in connection with such person being or having been an agent of the bank if  (i) such person acted in good faith and (ii) if such person had no reason to believe his or her conduct was unlawful (in the case of a criminal proceeding). First Bank’s by-laws provide for the indemnification of directors and officers for expenses and liabilities in connection with any proceeding involving such person by reason of his or her having been a director or officer of First Bank. However, no indemnification will be made if a judgment adverse to such person establishes that his or her acts or omissions were (i) in breach of his or her fiduciary duty of loyalty to the bank and its shareholders, (ii) was not in good faith or in a knowing violation of law or (iii) resulted in an improper personal benefit First Bank’s by-laws also provide for the indemnification of other corporate agents in First Bank’s discretion, subject to the same limitations as directors and officers.
Under the NJBA and First Bank’s by-laws, First Bank will indemnify a person for expenses in connection with a proceeding in advance of a final disposition if authorized by the board of directors, if such person undertakes to repay such amount if it is ultimately determine that such person is not entitled to indemnification under the by-laws.

OTHER MATTERS TO BE CONSIDERED AT THE FIRST BANK ANNUAL MEETING

PROPOSAL 3
ELECTION OF FIRST BANK DIRECTORS
The certificate of incorporation of First Bank provides that the number of directors shall not be less than five (5) or more than twenty-five (25) and permits the exact number to be determined from time to time by the First Bank board of directors. There are no arrangements or understandings between any director or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominees.
The First Bank board of directors has nominated for election to the First Bank board of directors the persons named below. Each nominee currently serves as a member of the First Bank board of directors. If elected, each director will serve until the First Bank 2019 Annual Meeting of Shareholders and until his or her replacement has been duly elected and qualified. The First Bank board of directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Director Peter D. Halstead has decided to retire from the First Bank board of directors and is not running for re-election in 2018. There were no disagreements between Mr. Halstead and the First Bank board of directors. Mr. Patrick M. Ryan, Chairman, is the father of director, President and Chief Executive Officer Patrick L. Ryan.
The following table sets forth the names, ages, principal occupations, and business experience for all nominees, as well as their prior service on the First Bank board of directors, if any.
FIRST BANK DIRECTOR NOMINEES
Name and Position with First Bank	Age	Principal Occupation for Past Five (5) Years	Director Since
Patrick M. Ryan, Chairman	73	Owner of North Buffalo Advisors, LLC; former President and Chief Executive Officer of Yardville National Bank	2011
Leslie E. Goodman, Vice Chairman	74	Principal of The Eagle Group of Princeton, Inc.; director of Wawa, Inc.	2008
Patrick L. Ryan, President and Chief Executive Officer	42	President and Chief Executive Officer of First Bank; former Executive Vice President and Chief Operating Officer of First Bank	2008
Elbert G. Basolis, Jr.	56	President and owner of Garrison Enterprises Inc.; former director of Yardville National Bank	2008
Douglas C. Borden	57	Partner, Borden Perlman Insurance Agency; former director of Hopewell Valley Community Bank	2017
Christopher B. Chandor	76	Chief Executive Officer of Penn’s Grant Corporation; former Vice Chairman of Bucks County Bank	2017
John D. Harding	74	Executive Vice President and Pennsylvania Region President; former Chairman, President and CEO of Bucks County Bank	2017
Gary S. Hofing	48	Principal of The Eagle Group of Princeton, Inc; former Vice President of Hofing Management, LLC	2016
Deborah Hanson Imperatore	56	Principal, Executive Vice President and Fund Manager of The Hampshire Companies	2016
Glenn M. Josephs	63	Partner, Friedman, LLP, formerly Partner, Bagell, Josephs, Levine and Company, LLC	2008
Samuel D. Marrazzo	70	President and founder of Marrazzo’s Thriftway, Ewing, New Jersey and Serenity Point, LLC; former director of Yardville National Bank	2011

Name and Position with First Bank	Age	Principal Occupation for Past Five (5) Years	Director Since
Raymond F. Nisivoccia	79	Partner, Nisivoccia, LLP; former director of Heritage Community Bank	2014
Michael E. Salz	47	Chief Operating Officer of Linden Bulk Transportation LLC, a subsidiary of Odyssey Logistics & Technology Corporation; former owner of Linden Bulk Transportation Co. Inc., a bulk carrier and intermodal depot	2017
John E. Strydesky	69	Certified Public Accountant; owner of Strydesky & Company, CPAs/Business Consultants; real estate investor in commercial and residential properties	2010
No director is also currently a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940. There are no material proceedings to which any director, including Mr. Halstead, or executive of First Bank is a party adverse to First Bank or has a material interest adverse to First Bank. The First Bank board of directors appointed Mr. Harding and Mr. Chandor upon the acquisition of Buck’s County Bank in September 2017.
First Bank encourages all directors to attend First Bank’s Annual Meeting. All of First Bank’s directors who were then in office attended the 2017 Annual Meeting.
Required Vote
DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE FIRST BANK ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.
Recommendation
THE FIRST BANK BOARD OF DIRECTORS RECOMMENDS THAT THE FIRST BANK SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.
INFORMATION ABOUT THE FIRST BANK BOARD OF DIRECTORS AND MANAGEMENT
Patrick M. Ryan, 73, Chairman.   Mr. Ryan is the owner of North Buffalo Advisors, LLC and P. Ryan Consulting, LLC, both financial and real estate investment advisory companies. He was the President and CEO of Yardville National Bank and its holding company from 1991 through its sale to PNC Corporation in 2007. Mr. Ryan has almost 50 years of banking experience working for First Bank, Yardville National Bank, Howard Savings Bank, Marine Midland Bank, Manufacturers Hanover and M&T Bank. Mr. Ryan joined the Board in 2011. Mr. Ryan is the father of Patrick L. Ryan, First Bank’s President and CEO. In his capacity as First Bank’s Chairman of the Board, Mr. Ryan brings extensive knowledge of the commercial banking industry to the governance and leadership of the First Bank board of directors.
Leslie E. Goodman, 74, Vice Chairman.   Mr. Goodman has been involved in banking since 1966, having served in a variety of senior management roles with regional and super regional banks through the late 1990s. He also served as an investor in and board member of a number of community banks since 2000. He is a Principal of The Eagle Group of Princeton, Inc., a commercial real estate development and property management company. Mr. Goodman joined the First Bank board of directors in 2008. Mr. Goodman’s substantial banking experience as an officer and a director qualify him to serve on First Bank’s board of directors. This experience, coupled with his lack of any relationship which would interfere with his exercise of independent judgment in carrying out the responsibilities of a director, make him the best candidate to serve as Lead Independent Director.
Patrick L. Ryan, 42, President and Chief Executive Officer.   Mr. Ryan started his financial services career with Goldman Sachs followed by Medsite, Inc., an Internet healthcare and technology company, and Bain Consulting, a management consulting firm. Mr. Ryan joined Yardville National Bank in 2005 as head of Strategic Planning and Corporate Development, responsible for strategy, mergers and acquisitions, branch expansion, investor relations, research and analysis. He became First Senior Vice President, Emerging Markets Manager with responsibility for building and managing operations in Middlesex County, New Jersey. He remained with Yardville National Bank until it was sold to PNC Corporation in 2007. He then worked with the investor group that recapitalized First Bank. Mr. Ryan joined the First Bank board of directors in 2008, and initially served as Chief Operating Officer. He became President and Chief Executive Officer in 2013. Mr. Ryan is the son of Patrick M. Ryan, Chairman of the Board. Mr. Ryan’s position as First Bank’s President and Chief Executive Officer, and his 17 years of banking and financial services experience, qualify him to serve on the First Bank board of directors.
Elbert G. Basolis, Jr., 56.   Mr. Basolis is President and owner of Garrison Enterprises, Inc., a premier utility contractor in the Northeast corridor. He is responsible for the overall operations and management of the company, including new job and subcontractor contract review and negotiations, healthcare providers, bonding, and banking relationships plus bid reviews and overall accounting. Mr. Basolis previously served on the board of directors of Yardville National Bank until 2007. Mr. Basolis joined the First Bank board of directors in 2008. Mr. Basolis’ experience qualifying him for service as a director includes his over 25 years’ experience as a bank director and his valuable business acumen and regulatory experience as the long-time CEO of a large utility contractor.
Douglas C. Borden, 57.   Mr. Borden is a partner of the Borden Perlman Insurance Agency, which was formed in 1995 when W.S. Borden Company merged with Perlman Insurance. Mr. Borden is responsible for management and sales of commercial and personal insurance. Mr. Borden was a former director of Hopewell Valley Community Bank from 2006-2016. He was also a former director of the Princeton Regional Chamber of Commerce from 2010 – 2015. Mr. Borden is a current board member of the Rescue Mission of Trenton and the Michener Art Museum. His substantial insurance background will greatly assist the First Bank board of directors, and together with his previous experience as a bank board member qualifies him to serve on the First Bank board of directors.
Christopher B. Chandor, 76.   Mr. Chandor is the Founder and Chief Executive Officer of Penn’s Grant Corporation, an investment real estate firm involved in the acquisition, development and management of commercial real estate, headquartered in Doylestown, PA and has been since 1975. He is a practicing real estate attorney and additionally, as a licensed real estate broker, the President of Doylestown Real Estate, Inc. Mr. Chandor has also served on the board of directors of Heritage Conservancy since 1987 and currently serves as Chairman, and has done so since 2015. He was a Founding Director and Vice Chairman of Bucks County Bank from 2004 to 2017 and also previously served as the Chairman of the Board of Trustees of Solebury School. He received his undergraduate degree from Washington and Lee University in 1968 and his J.D. degree from Villanova Law School in 1972. Mr. Chandor joined the First Bank board of directors in 2017. His substantial experience negotiating loans for and obtaining approval for real estate development in the suburban Philadelphia area and his prior board experience with Bucks County Bank qualifies Mr. Chandor to serve on the First Bank board of directors.
John D. Harding, 74. Mr. Harding was Chairman, President and CEO of Bucks County Bank, headquartered in Doylestown, PA, which joined First Bank in September 2017, from 2004 to 2017. Mr. Harding is the President of the Pennsylvania Region of First Bank and has been since September 15, 2017. He served as President and CEO of Independence Bancorp, Inc., a large regional five bank holding company, from 1989 to 1994. Independence joined CoreStates Bank where he was President of the Northern Pennsylvania Region as well as a Director. Mr. Harding has served on numerous boards, including Central Bucks Chamber of Commerce, Lower Bucks Chamber of Commerce, Historic Fallsington, Inc., Insured Financial Institutions and Bucks County Industrial Development Authority. He holds a Bachelor of Arts in Business Administration from Rider University. These positions and experience qualify him to serve on the First Bank board of directors.
Gary S. Hofing, 48.   Mr. Hofing is a Principal of The Eagle Group of Princeton, Inc., a commercial real estate development and property management company. For the past 20 years he has been involved in all facets of the business, including property acquisition and development, leasing, financing, and overall asset management. He holds an M.B.A. from Rider University and a B.B.A. from Hofstra University. His extensive experience in real estate development substantially assists the First Bank board of directors in its supervision of First Bank’s lending operations and qualifies him to serve on the First Bank board of directors.

Deborah Hanson Imperatore, 56.   Mrs. Imperatore is a Principal, Executive Vice President and Fund Manager of The Hampshire Companies, a real estate operating company offering a diversified investment platform. Mrs. Imperatore has been with The Hampshire Companies since 1983 and focuses on the oversight and coordination of its acquisitions, dispositions, leasing, financing and development within the Legacy Portfolio. Mrs. Imperatore previously served on the Advisory Board of First Bank and currently serves on the Advisory Board of Morristown Memorial Center, is a member of the Board of Governors of the School of Business of the College of Charleston and is co-founder of The Paige Whitney Scholarship Fund. Mrs. Imperatore graduated Magna Cum Laude and holds a B.A. degree from Hope College. Her substantial real estate experience assists the First Bank board of directors in its supervision of First Bank’s lending operations and qualifies her to serve on the First Bank board of directors.
Glenn M. Josephs, 63.   Mr. Josephs is a Certified Public Accountant and partner in the accounting firm Friedman, LLP. Mr. Josephs has over 40 years of experience providing accounting and consulting services. Mr. Josephs works closely with many commercial and residential real estate developers, owners, investors, syndicators and management companies, including those involved in affordable housing. He also has experience with nonprofit organizations, and healthcare and medical practices. Mr. Josephs joined the First Bank board of directors in 2008. His accounting experience qualifies him to serve as First Bank’s “audit committee financial expert” under the relevant criteria established under SEC regulation, which is essential to the First Bank board of directors, as well as Chairman of the Audit and Risk Management Committee at First Bank.
Samuel D. Marrazzo, 70.   Mr. Marrazzo is President and founder of Marrazzo’s Thriftway in Ewing, New Jersey. Mr. Marrazzo was also the President and founder of Marrazzo’s Thriftway in Robbinsville, New Jersey which operated from 1989 – 2005. He is also the President and founder of Serenity Point, LLC, a privately held corporation specializing in real estate acquisition, development and management. Mr. Marrazzo served on the board of directors of Yardville National Bank and its holding company from 2003 – 2007. Mr. Marrazzo joined the First Bank board of directors in 2011. His substantial experience in real estate and in the Mercer County business community qualifies him to serve on the First Bank board of directors.
Raymond F. Nisivoccia, 79.   Mr. Nisivoccia is the founding partner of Nisivoccia, LLP, a regional certified public accounting firm based in Morris County, New Jersey. Mr. Nisivoccia specializes in the areas of tax, governmental accounting, financial planning and management advisory services for a broad base of clientele operating in many different business industries and professions. Mr. Nisivoccia was previously a director of Heritage Community Bank and joined the First Bank board of directors in 2014 upon completion of the merger with Heritage. He also served on the Board of Skylands Bank for over 10 years. His banking and director experience qualifies him to serve on the First Bank board of directors.
Michael E. Salz, 47.   Mr. Salz was an owner of Linden Bulk Transportation Co., Inc., a bulk carrier and inter-modal depot, with terminals headquartered in Linden, New Jersey. In 2016, the company was acquired by a subsidiary of Odyssey Logistics & Technology Corporation and now operates under the name Linden Bulk Transportation. He continues to serve in his leadership position and serves as COO of that company. Mr. Salz has over twenty years of experience in the trucking industry. His extensive background as a business owner in New Jersey and also currently as an executive officer qualifies him to serve on the First Bank board of directors.
John E. Strydesky, 69.   Mr. Strydesky is a Certified Public Accountant with over 30 years of experience in his own public accounting practice located in Linden, New Jersey. His firm specializes in finance and business consulting. He has obtained debt financing and tax-exempt bond financing through banks, the New Jersey Economic Development Authority, the U.S. Small Business Administration and other financial lending institutions. Mr. Strydesky is also a real estate investor in commercial and residential properties. Mr. Strydesky joined the First Bank board of directors in 2010. His accounting experience as well as his commercial real estate and small business lending experience qualifies him to serve on the First Bank board of directors.

Executive Officers of the Registrant
Peter J. Cahill, 61, Executive Vice President and Chief Lending Officer.   Mr. Cahill joined First Bank in 2008. Previously he served as Senior Vice President/Sales Manager for PNC Financial Services Group, managing a $410 million loan portfolio with 215 clients. Mr. Cahill has over 30 years of banking experience including positions with Midlantic National Bank, Fleet Boston and Yardville National Bank. Mr. Cahill earned a B.A. Degree in Political Science from Dickinson College and graduated with honors from Stonier Graduate School of Banking.
Stephen F. Carman, 61, Executive Vice President and Chief Financial Officer.   Mr. Carman joined First Bank in 2008 with over 30 years of banking experience. Previously, he spent his entire banking career at Yardville National Bank. Mr. Carman served as Executive Vice President and Chief Financial Officer of Yardville National Bank from 1992 until its sale to PNC Corporation in 2007. Mr. Carman earned a B.S. Degree in Finance from Rider University and has completed coursework at the National School of Bank Investments.
Diversity Statement
Although First Bank has not adopted a formal policy on diversity, the First Bank board of directors considers diversity when selecting candidates for board service. When the First Bank board of directors determines there is a need to fill a director position, the First Bank board of directors begins to identify qualified individuals for consideration. The First Bank board of directors seeks individuals that possess skill sets that a prospective director will be required to draw upon in order to contribute to the First Bank board of directors, including professional experience, education, and local knowledge. While education and skills are important factors, the First Bank board of directors also considers how candidates will contribute to the overall balance of the board of directors, so that the First Bank board of directors will benefit from directors with different perspectives, varying view points and diverse backgrounds and experiences.
Independence
A majority of First Bank’s directors are “independent” under Rule 5605 of the NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”). Patrick L. Ryan, who serves as President and Chief Executive Officer, is not considered “independent” by virtue of his current employment with First Bank. John Harding, who serves as Executive Vice President and Pennsylvania Region President, is not considered “independent” by virtue of his current employment with First Bank. Patrick M. Ryan, Chairman, is not considered “independent” as he is the father of Patrick L. Ryan, President and Chief Executive Officer. Gary S. Hofing is not considered “independent” as he is the managing member of North Buffalo Advisors II, LLC, the company that owns the building in which First Bank’s main office and corporate office space is located. First Bank has a lease agreement with North Buffalo pursuant to which First Bank pays annual rent and other fees in excess of  $200,000 to North Buffalo. All other directors, including retiring director Mr. Halstead and former director Mr. Cimino, are considered “independent” under the NASDAQ Listing Rules.
First Bank Board of Directors and Committees
The business affairs of First Bank are overseen by the board of directors. The First Bank board of directors meets on a monthly and on an “as-needed” basis. During 2017, the board of directors met 16 times.
For the year ended December 31, 2017, each director, including Mr. Halstead, attended at least 75% of the aggregate total number of meetings of the First Bank board of directors and board committees on which the respective director served.
The First Bank board of directors has a standing Audit and Risk Management Committee, a Nominating and Governance Committee and a Compensation and Personnel Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the First Bank board of directors.

Committee:	Audit and Risk Management	Nominating and Governance	Compensation and Personnel
Number of Meetings:	7	3	3
Name of Director:
Patrick M. Ryan, Chairman
Leslie E. Goodman, Vice Chairman			*
Patrick L. Ryan
Elbert G. Basolis, Jr.	X	*	X
Douglas C. Borden			X
Christopher B. Chandor	X
Peter D. Halstead	X
John D. Harding
Gary S. Hofing
Deborah Hanson Imperatore		X	X
Glenn M. Josephs	*	X	X
Samuel D. Marrazzo		X
Raymond F. Nisivoccia	X	X
Michael E. Salz	X
John E. Strydesky	X		X
X = committee member, * = committee chair
Audit and Risk Management Committee
The Audit and Risk Management Committee is responsible for the selection and recommendation of the independent registered public accounting firm for the annual financial statements audit and to oversee the adherence to a system of internal controls over financial reporting. The Audit and Risk Management Committee reviews and accepts the reports of First Bank’s independent registered public accountants, federal and state examiners and internal auditors. The Audit and Risk Management Committee is chaired by Mr. Josephs and the other members are Messrs. Chandor, Halstead, Nisivoccia, Salz and Strydesky.
Each member of the Audit and Risk Management Committee is “independent” as defined by the NASDAQ Listing Rules and the independence requirements of Rule 10A-3 of the Exchange Act. Each member of the Audit and Risk Management Committee is able to read and understand fundamental financial statements, including First Bank’s balance sheets, statements of operations and statements of cash flows. The First Bank board of directors has designated Glenn M. Josephs as its “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. The First Bank board of directors has adopted a written charter for the Audit and Risk Management Committee, which is available on First Bank’s website at www.firstbanknj.com. The Audit and Risk Management Committee met 7 times in 2017.
Audit and Risk Management Committee Report
The Audit and Risk Management Committee meets periodically to consider the adequacy of First Bank’s internal control over financial reporting and the objectivity of its financial reporting. The Audit and Risk Management Committee meets with First Bank’s independent registered public accountants and internal auditors, all of whom have unrestricted access to the Audit and Risk Management Committee.
The Audit and Risk Management Committee has reviewed and discussed First Bank’s audited consolidated financial statements for the fiscal year 2017 with the executive officers and RSM US LLP, First Bank’s independent registered public accountants. The Audit and Risk Management Committee also discussed with RSM US LLP the matters required to be discussed by the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 1301. The Audit and Risk Management Committee has received the written disclosures and letters from RSM US LLP required by PCAOB Rule 3526

“Communication with Audit Committees Concerning Independence,” and has discussed with representatives of RSM US LLP their independence.
Based on these reviews and discussions, the Audit and Risk Management Committee recommended to the First Bank board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year 2017 for filing with the FDIC.
Glenn M. Josephs, Chairperson
Elbert G. Basolis, Jr.
Christopher B. Chandor
Peter D. Halstead
Raymond F. Nisivoccia
Michael E. Salz
John E. Strydesky
Nominating and Governance Committee
The purpose of the Nominating and Governance Committee is primarily to:
•
assess board and committee composition, size, additional skills and talents needed and identify and evaluate candidates and make recommendations to the First Bank board of directors regarding those assessments and/or candidates;

•
develop and implement a process to assess board effectiveness and develop and implement corporate governance guidelines; and

•
recommend to the First Bank board of directors the nominees for election as directors and consider performance of incumbent directors to determine whether to nominate them for re-election.

The Nominating and Governance Committee is chaired by Mr. Basolis and the other members are Ms. Imperatore and Messrs. Nisivoccia, Josephs and Marrazzo. Each member of the Nominating and Governance Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and is an independent director as defined by the NASDAQ Listing Rules. The First Bank board of directors has adopted a written charter for the Nominating and Governance Committee, which is available on the website at www.firstbanknj.com. During 2017, the Nominating and Governance Committee met 3 times.
In evaluating new candidates for nomination to the First Bank board of directors, the Nominating and Governance Committee considers one or more of the following factors, as well as any other factors deemed relevant by the Nominating and Governance Committee: independence, integrity, knowledge, judgment, character, leadership skills, education, experience, financial literacy, diversity, technical background, standing in the community and the needs of the First Bank board of directors in light of the current mix of directors’ skills and attributes. Nominees should have a minimum of an undergraduate degree, have experience in a senior executive position in a corporate or equivalent organization, have experience in at least one facet of First Bank’s business or its major functions, be active in the communities in which First Bank conducts business and be able to positively represent First Bank to its customers and potential customers. In evaluating incumbent directors as candidates for re-election, the Nominating and Governance Committee shall consider that director’s overall service to First Bank, including the number of meetings attended, level of participation, quality of performance, and any other factors deemed relevant by the Nominating and Governance Committee.
The Nominating and Governance Committee will consider qualified nominations for directors recommended by First Bank shareholders. All First Bank shareholder recommendations are evaluated on the same basis as any recommendation from members of the First Bank board of directors or management. Recommendations should be sent in writing to Patrick L. Ryan, 2465 Kuser Road, Hamilton, New Jersey 08690, and must include the same information as that required to be included by First Bank in its proxy statement with respect to nominees of the First Bank board of directors. Mr. Ryan will forward all recommendations to the Nominating and Governance Committee.

Compensation and Personnel Committee
The Compensation and Personnel Committee is responsible for establishing and overseeing policies governing compensation programs for executive-level officers of First Bank in order to attract, motivate and retain key executives responsible for the financial performance of First Bank. First Bank’s financial performance is in large part due to the talent and efforts of First Bank’s executive officers.
The Compensation and Personnel Committee is chaired by Mr. Goodman, and the other members are Ms. Imperatore and Messrs. Basolis, Jr., Borden, Josephs and Strydesky. Each member of the Compensation and Personnel Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director as defined by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and each is an independent director as defined by the NASDAQ Listing Rules, including NASDAQ Listing Rule 5605(d)(2). The First Bank board of directors has adopted a written charter for the Compensation and Personnel Committee, which is available on First Bank’s website at www.firstbanknj.com. During 2017, the Compensation and Personnel Committee met 3 times.
The following report under the headings “Compensation Policies” and “Compensation Programs” was prepared by the Compensation and Personnel Committee.
EXECUTIVE COMPENSATION
Compensation Policies
Compensation Philosophy
The executive compensation program reflects First Bank’s pay-for-performance philosophy and is designed to align the interests of senior management with the interests of First Bank’s shareholders and its long-term success. The primary principle behind the executive compensation policies and the compensation program is aligning executive compensation with financial strength and long-term profitability of First Bank and long-term shareholder value creation. The Compensation and Personnel Committee achieves this principle by granting meaningful equity awards to executives to align their interests with shareholder interests. First Bank is committed to the compensation principle of paying for performance, and believes the compensation mix encourages prudent risk taking and only rewards individuals if First Bank’s activities are successful.
The Compensation and Personnel Committee believes that the alignment of management’s interests with the interests of First Bank’s shareholders and First Bank’s long-term success is best achieved by attracting and retaining high-quality management in a highly regulated and competitive industry. First Bank’s goal is to be a high-performing company, so the compensation package is designed to attract and retain high-quality executives, and motivate and reward them for strong performance. Accordingly, First Bank believes that executive compensation should be determined according to a competitive framework and based on overall financial results, individual contributions and teamwork. The ultimate purpose of executive compensation policies and programs is to retain the productive management team that is in place, to attract additional high-quality executives and to motivate the entire management team to put forth maximum efforts toward achieving First Bank’s financial and business objectives. The Compensation and Personnel Committee believes the following executive compensation policies and programs are consistent with this policy:
•
we strive to be competitive in base pay, taking into consideration salaries of similar positions at comparable banks in First Bank’s peer group;

•
First Bank structures the incentive compensation system to provide rewards based on performance metrics that reflect First Bank’s strategic plan and balance executives’ focus on both short-term goals and long-term success, without creating undue risk; and

•
the total compensation for expected performance levels is targeted at levels similar to those of First Bank’s peer group of comparable banks. For exceptional performance, First Bank provides total compensation reflecting that performance.

First Bank’s 2017 compensation practices were consistent with its long-term focus which, over the past several years, has produced a positive return to shareholders and exceeded peer and broader market averages. During 2017, management continued its focus on consistent solid financial performance and enhancing shareholder value. In June 2017, First Bank successfully completed a common stock offering providing the necessary capital to support future growth. In addition, First Bank acquired Bucks County Bank in September 2017, expanding the franchise in the attractive Bucks County, Pennsylvania market. From a financial perspective, First Bank exceeded 120% of pre-tax income target for 2017 despite $1.8 million in merger-related expenses. Loan growth of 36.6% and strong asset quality metrics, reflected in a nonperforming asset to total assets ratio of only 0.45%, drove First Bank’s strong financial results. First Bank’s efficiency ratio of 55.27% reflects management’s effective management of non-interest expense, which compares favorably to peers. The increase in non-equity incentive compensation of the named executive officers reflects First Bank’s 2017 results.
We believe the compensation plans incorporate industry-recognized “best practices” in compensation and are consistent with First Bank’s corporate strategy and long-term goals.
Within the overall philosophy, the Compensation and Personnel Committee has established the following specific objectives:
•
offer a total compensation program that is competitive and consistent with compensation levels for executive officers holding positions of comparable responsibility in the banking industry;

•
promote achievement of annual and long-term financial and business objectives of First Bank;

•
motivate key executives to fulfill their responsibilities in meeting the business objectives of First Bank; and

•
reward executives for long-term strategic management and the enhancement of shareholder value.

Key Compensation Best Practices
First Bank’s executive compensation practices support good governance and mitigate excessive risk-taking.
The compensation tables that appear later in this proxy statement reflect decisions made by the Compensation and Personnel Committee. You are encouraged to refer to the tables while reviewing this section in order to understand how the compensation philosophy is put into action.
Compensation Programs
There are three major components of First Bank’s executive compensation program:
•
base annual salary;

•
annual cash incentives through an Employee Incentive Plan; and

•
long-term incentives.

In setting annual base salary levels and annual incentives for executive officers, the Compensation and Personnel Committee evaluates the responsibilities of the position held, job complexity, knowledge and the required experience of the individual, as well as consideration of compensation practices for comparable positions within the banking industry. In addition, the performance of each individual executive officer is considered, as well as First Bank’s overall financial performance for the previous fiscal year and the contributions to such performance made by the executive officer and his or her department.
The Employee Incentive Plan was developed as a meaningful compensation tool to encourage and reward all employees for the part that they play in the overall success of First Bank. The plan is designed to provide a form of results-oriented variable compensation which is directly linked to overall First Bank performance and provide for recognition of varied individual contributions to team/First Bank performance through creation of a variable factor for each employee which adjusts his or her award based on individual/departmental performance. Eligibility for incentive payout is determined by the participant’s most recent performance appraisal. The plan is based upon overall company performance against pre-defined performance factors. These factors may change from year to year. In general, these factors may be measures such as return on assets, return on equity, net income, earnings per share or similar indicators. In addition, risk management criteria is also considered by the Compensation and Personnel Committee. Risk management criteria includes asset quality measures such as charge offs, delinquencies and other credit quality metrics, as well as meeting compliance requirements and the results of regulatory exams.
The factors and weighing of the factors are determined at the beginning of each plan year. Each factor has quantifiable objectives consisting of threshold, target, and maximum goals. The goals are established each year by the First Bank board of directors and management and are generally done as part of the annual financial planning process. First Bank’s performance factor will be based on pre-tax income. In addition to First Bank performance, there will be an individual/departmental performance component of the plan. The individual/departmental performance will impact an individual’s award which is generated separately from First Bank performance portion described above. Any results deemed to have been the result of inappropriate risk will be backed out of incentive payments. The First Bank board of directors has the discretion to lever incentive payments down by as much as 100% if it is determined that excessive risk has been taken. This can be done on an individual basis or overall basis, as appropriate. Awards will be recalculated if the relevant First Bank performance measures upon which they are based are restated or otherwise adjusted within the 36-month period following the public release of the financial information. Any material overpayments or adjustments required by law will be owed back to First Bank.
Long-term incentive awards consist of options to acquire shares of First Bank common stock and restricted stock awards under First Bank’s stock option plans. Based on First Bank’s performance in 2017, the Compensation and Personnel Committee believed that the level of equity incentives for Mr. Ryan and the other named executive officers was appropriate to align the interests of these individuals with long-term interests of shareholders.
In addition, as part of the total compensation provided for Mr. Ryan and the other executive officers, First Bank maintains a 401(k) Plan. Mr. Ryan participates in First Bank’s 401(k) plan and group term life insurance plan. Under First Bank’s 401(k) Plan First Bank matches 50% of the first 6% in contributions. Under the enhanced group term life insurance plan Mr. Ryan receives an additional two times salary life insurance benefit. Participants in this plan, based on board approval guidelines, are generally vice presidents and above in the top 35% of base annual salary.
The Compensation and Personnel Committee believes making these various long-term compensation programs available to executive officers, coupled with annual base salaries and annual cash incentives, further the objectives of the Compensation and Personnel Committee of aligning the interests of executive officers with the long-term interests of shareholders.
The Compensation and Personnel Committee retained Pearl Meyer in 2017 as its independent compensation consultant. The Compensation and Personnel Committee considers competitive market data, advice and recommendations provided by Pearl Meyer in making compensation decisions. Pearl Meyer is independent of management, reports directly to the Compensation and Personnel Committee, and has no economic relationship with First Bank other than Pearl Meyer’s role as advisor to the Compensation and Personnel Committee. The Compensation and Personnel Committee does not delegate its authority regarding compensation.
In determining Mr. Ryan’s annual cash performance incentive for 2017, the Compensation and Personnel Committee reviewed First Bank’s financial performance. In 2017, net income was $7.0 million compared to $6.4 million for 2016, an increase of 9.2%. Full year 2017 results were affected by the change in corporate income tax rates and the resulting revaluation of deferred tax assets as well as certain merger-related items. Full year 2016 results were also affected by certain merger-related items. Excluding these items First Bank’s 2017 adjusted net income would have been $10.5 million compared to 2016 adjusted net income of  $6.0 million, an increase of 74.2%. Adjusted return on average assets for 2017 was 0.86% and adjusted return on average equity was 8.42%. That compares to an adjusted return on average assets and adjusted return on average equity of 0.63% and 7.61%, respectively, for 2016. See pages 30 to 31 of First Bank’s Annual Report on Form 10-K for the year ended December 31, 2017 for the reconciliation of these non-GAAP financial measures. First Bank’s strong financial performance was driven by strong commercial loan growth, maintaining a strong asset quality profile and the effective management of non-interest expense reflected in the efficiency ratio. Total loans were $1.2 billion at December 31, 2017, an increase of  $329.0 million, or 36.9% compared to $898.4 million at year end 2016. Loan growth during 2017 was distributed across commercial and consumer loan segments and included both originated and acquired loans. The Compensation and Personnel Committee also noted Mr. Ryan’s integral role in the successful common stock offering in June 2017 which raised $37.5 million in net new capital to support First Bank’s growth, the acquisition of Bucks County Bank and the enhancement of First Bank’s franchise value reflected in the financial results and higher stock price. In addition, the Compensation and Personnel Committee considered Mr. Ryan’s significant contributions to the business development efforts of First Bank and his extensive community leadership and involvement. Based on its analysis of the foregoing factors and the other considerations described above, the Compensation and Personnel Committee approved the targeted incentive annual performance award under the Employee Incentive Plan. As a result, Mr. Ryan’s cash performance incentive, based on his individual performance and First Bank’s financial performance which exceeded plan, totaled $171,000 for 2017.
For 2018, the Compensation and Personnel Committee identified banks of similar size and obtained comparative compensation data in order to facilitate the determination of Mr. Ryan’s total compensation. It is the Compensation and Personnel Committee’s intention to (i) compensate Mr. Ryan at or above approximately the median or higher of comparable positions at the identified banks, (ii) retain his services, and (iii) provide motivation to further the business objectives of First Bank. After evaluating the results of the foregoing review as well as First Bank’s financial and strategic performance in 2017 and discussed above, the Compensation and Personnel Committee determined that Mr. Ryan’s base annual salary will be increased to $430,000 in 2018 from $360,000 in 2017. Pursuant to his 2016 Employment Agreement, the Compensation and Personnel Committee provides Mr. Ryan with the opportunity to receive a cash performance incentive payment based on the pre-tax income of First Bank and his individual performance. Mr. Ryan was not present for the discussions, deliberations or voting of the Compensation Committee concerning the establishment of his 2018 base annual salary or cash performance incentive payment determination.
SUBMITTED BY THE COMPENSATION AND PERSONNEL COMMITTEE
Leslie E. Goodman, Chairperson
Elbert G. Basolis, Jr.
Douglas C. Borden
Deborah Hanson Imperatore
Glenn M. Josephs
John E. Strydesky

February 8, 2018
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation and Personnel Committee has ever been an officer or employee of First Bank. None of the executive officers serves, or has served during the last three years, as a member of the First Bank board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the directors or on the Compensation and Personnel Committee.
Board Leadership
Historically, First Bank has had the separate positions of Chief Executive Officer and Chairman of the Board. The First Bank board of directors believes that this structure is currently the most appropriate for First Bank because it allows the Chief Executive Officer to focus on his main responsibility, the day-to-day management of First Bank, while allowing the Chairman to focus on overseeing the board of directors and making sure it is appropriately performing its duties. It also provides the First Bank board of directors with additional diversity of views on managing First Bank. Because the Chief Executive Officer and Chairman of the Board are related, the First Bank board of directors has appointed Leslie E. Goodman as Lead Independent Director. However, the First Bank board of directors will continue to review its governance structures as First Bank grows.

Risk Oversight
Risk is an inherent part of the business of banking. Risks faced by First Bank include credit risk and interest rate risk. The First Bank board of directors oversees these risks through the adoption of policies and by delegating oversight to certain committees, including the Audit and Risk Management Committee. The Compensation and Personnel Committee is responsible for oversight of compensation-related risks. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.
Code of Conduct
The First Bank board of directors has adopted a Code of Ethics governing the Chief Executive Officer and senior financial officers, as required by the Sarbanes Oxley Act and FDIC regulations, as well as the First Bank board of directors and other senior members of management. This Code of Ethics governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. First Bank’s Code of Ethics is available on its website, www.firstbanknj.com.
Shareholder Communications
First Bank shareholders and other interested persons may communicate with members of the First Bank board of directors by writing to:
Leslie E. Goodman, Vice Chairman and Lead Independent Director
First Bank
2465 Kuser Road
Hamilton, NJ 08690

Summary Compensation Table
The following table sets forth for the prior two years the compensation paid to the Chief Executive Officer and the two other most highly compensated executive officers of First Bank earning in excess of $100,000 (the “named executive officers”) as of the fiscal year ended December 31, 2017.
Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Patrick L. Ryan, President and Chief Executive Officer	2017	360,000	44,242	44,246	171,000	—	619,488
	2016	310,000	118,814	37,070	139,500	—	605,384
Peter J. Cahill, EVP and Chief Lending Officer	2017	220,500	20,992	21,005	60,000	—	322,497
	2016	210,000	19,096	9,750	55,000	—	293,846
Stephen F. Carman, EVP and Chief Financial Officer	2017	206,400	14,997	15,005	51,600	—	288,002
	2016	200,000	22,568	9,750	50,000	—	282,318

(1)
Amounts reflect the grant date fair value of option awards in accordance with ASC Topic 718 using the assumptions described in the Management’s Discussion and Analysis section of First Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. These amounts do not correspond to the actual value that the named executive officers will recognize. Option awards are subject to a 3-year vesting schedule with 1∕3 vesting each 12 months.

(2)
References to “stock awards,” are references to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 using the assumptions described in the Management’s Discussion and Analysis section of First Bank’s Annual Report on Form 10-K for the fiscal years ended December 31, 2017 and 2016. Messrs. Ryan, Cahill and Carman were awarded 3,105, 1,474 and 1,053, respectively, shares of First Bank’s common stock during 2017 having a value of  $44,246, $21,005 and $15,005, respectively. Messrs. Ryan, Cahill and Carman were awarded 5,703, 1,500 and 1,500, respectively, shares of First Bank common stock during 2016 having a value of  $37,070, $9,750 and $9,750, respectively. These amounts are included under the column “Stock Awards” for 2017 and 2016. Stock awards are subject to a 3-year vesting schedule with 1∕3 vesting each 12 months.

Employment Agreements
On February 21, 2017, First Bank entered into an Amended and Restated Employment Agreement with Patrick L. Ryan, First Bank’s President and Chief Executive Officer (the “Ryan Agreement”). Pursuant to its terms, the Ryan Agreement amends and restates the Employment Agreement between First Bank and Mr. Ryan dated as of March 1, 2016. Pursuant to the Ryan Agreement, Mr. Ryan receives an annual minimum base salary of  $310,000. Mr. Ryan is also entitled to (i) participate in First Bank’s incentive plan for officers of First Bank, (ii) to receive hospital, health, medical, and life insurance of a type currently provided to other officers of First Bank, and (iii) participate in any other employee benefit or retirement plans offered by First Bank to its employees generally or to its officers or other senior executives. The term of the Ryan Agreement expires on March 1, 2020. However, unless either party gives written notice at least ninety (90) days prior to the March 1 anniversary of the effective date of the Ryan Agreement, it renews for one (1) additional year on each such anniversary and such extended period is deemed to be included within the term.
Mr. Ryan’s employment may be terminated at any time for “cause” as defined in the Ryan Agreement, or without “cause.” In the event that First Bank terminates Mr. Ryan’s employment for “cause”, Mr. Ryan will not be entitled to any further benefit or compensation under the agreement. In the event that Mr. Ryan is terminated without “cause” or resigns for “good reason” (as defined under the Ryan Agreement), he is entitled to receive a lump sum severance payment equal to the sum of the following amounts: (A) his then current annual base salary, multiplied by 2.99, and (B) the amount of any bonus payment (without any multiplier) finally approved in accordance with First Bank’s then applicable policies and remaining unpaid on the date of such termination, if any. Further, all outstanding stock options, shares of restricted stock, and other equity awards held by Mr. Ryan shall fully vest, free of any restriction, and be immediately exercisable in accordance with their terms. Mr. Ryan will also continue to receive hospital, health, disability and medical benefits to which he had been entitled at the date of termination for a 12-month period, unless and until Mr. Ryan obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Ryan.
Under Mr. Ryan’s prior employment agreement with First Bank, he was entitled to certain payments upon a change in control of First Bank. Under the Ryan Agreement, he is only entitled to such payments after a change in control if a termination without “cause” or a resignation for “good reason” also occur. These payments are subject to reduction in the event that such payment would constitute an “excess parachute payment” pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor thereto, to an amount $1.00 less than such threshold. However such reduction will only be implemented if such reduction would cause the amount to be retained by Mr. Ryan after such reduction to be greater than the amount that would be retained by Mr. Ryan after payment of any excise tax imposed by Code Section 4999. In addition, under the Ryan Agreement, a portion of the payments payable upon a termination without cause or for good reason are in consideration of Mr. Ryan’s agreement to certain non-compete provisions described below (and thus should not be considered a parachute payment under Code Section 280G). Mr. Ryan is also subject to a standard and customary confidentiality clause with First Bank.
Mr. Ryan has agreed that following the termination of his employment, for any reason, he shall not: (i) for a period of one year, solicit any employee, customer or shareholder of First Bank, and (ii) for a period of one year, generally be connected with or own or have any other interest in any enterprise which competes with First Bank in the business of banking in any county in which First Bank maintains a branch or loan production office on the earlier of  (a) the date of Mr. Ryan’s termination or (b) if Mr. Ryan’s termination is within one year of such change in control, the day before the change in control occurred.
Also on March 1, 2016, the Registrant entered into an Employment Agreement with each of Stephen F. Carman, to serve as First Bank’s Executive Vice President and Chief Financial Officer (the “Carman Agreement”) and Peter J. Cahill, to serve as First Bank’s Executive Vice President and Chief Lending Officer (the “Cahill Agreement”). Each of the Carman Agreement and the Cahill Agreement are substantively identical to the Ryan Agreement except: (i) Messrs. Carman and Cahill’s base minimum salaries are $200,000 and $210,000 respectively, and (ii) in the event of termination without “cause” or for “good reason”, Messrs. Carman and Cahill are each entitled to receive payment of his current base salary, multiplied by two (2).

Outstanding Equity Awards
The following table provides information regarding equity awards held by the First Bank named executive officers that were outstanding as of December 31, 2017.
Outstanding Equity Awards at Fiscal Year End
Option Awards(1)					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick L. Ryan	85,000	—	5.00	10/12/2020	2,000(2)	27,700
	2,500	—	5.00	12/13/2021	3,802(3)	52,658
	5,000	—	5.25	12/11/2022	3,105(4)	43,004
	15,000	—	6.07	12/17/2023
	10,000	5,000	6.00	02/25/2025
	22,813	45,628	6.50	03/01/2026
	—	10,715	14.25	02/21/2027
Peter J. Cahill	20,000	—	5.00	10/12/2020	667(2)	9,238
	2,500	—	5.00	12/13/2021	1,000(3)	13,850
	4,000	—	5.25	12/11/2022	1,474(4)	20,415
	5,000	—	6.07	12/17/2023
	4,333	2,167	6.00	02/25/2025
	3,666	7,334	6.50	03/01/2026
	—	5,084	14.25	02/21/2027
Stephen F. Carman	17,500	—	5.00	10/12/2020	500(2)	6,925
	2,500	—	5.00	12/13/2021	1,000(3)	13,850
	4,000	—	5.25	12/11/2022	1,053(4)	14,584
	5,000	—	6.07	12/17/2023
	3,000	1,500	6.00	02/25/2025
	4,333	8,667	6.50	03/01/2026
	—	3,632	14.25	02/21/2027

(1)
Option awards are subject to a 3-year vesting schedule with 1∕3 vesting each 12 months.

(2)
The stock awards were granted on February 25, 2015; and the remaining 1∕3 vested February 25, 2018. First Bank granted these awards under the First Bank 2014 Equity Compensation Plan D.

(3)
These stock awards were granted on March 1, 2016, and vest ratably in annual 50% increments over the two-year period ending on March 1, 2019. First Bank granted these awards under the First Bank 2014 Equity Compensation Plan D.

(4)
These stock awards were granted on February 21, 2017, and vest ratably in annual one-third increments over the three-year period ending on February 21, 2020. First Bank granted these awards under the First Bank 2014 Equity Compensation Plan D.

2017 FIRST BANK DIRECTOR COMPENSATION
The following table sets forth information concerning compensation accrued or paid to First Bank’s nonemployee directors for the year ended December 31, 2017 for their service on the board of directors. Directors who are also employees receive no additional compensation for their services as directors and are not set forth in the table below.
Name	Fees earned or paid in cash ($)	Stock Awards(1) ($)	Total ($)
Patrick M. Ryan	111,400	20,007	131,407
Leslie E. Goodman	62,450	7,011	69,461
Elbert G. Basolis, Jr.(2)	31,425	5,002	36,427
Christopher B. Chandor	5,800	—	5,800
Anthony J. Cimino(3)	35,325	5,002	40,327
Douglas C. Borden(2)	21,000	—	21,000
Peter D. Halstead(4)	31,200	5,002	36,202
Gary S. Hofing	32,400	5,002	37,402
Deborah Hanson Imperatore	28,675	5,002	33,677
Glenn M. Josephs(2)	35,900	5,002	40,902
Samuel D. Marrazzo	23,025	5,002	28,027
Raymond F. Nisivoccia	32,075	5,002	37,077
Michael E. Salz	19,925	—	19,925
John E. Strydesky(2)	33,575	5,002	38,577

(1)
Amounts reflect the grant date fair value of stock awards in 2017 in accordance with ASC Topic 718. These amounts do not correspond to the actual value that the directors will recognize. Stock awards are subject to a 3-year vesting schedule with 1∕3 vesting each 12 months.

(2)
Participated in the Director Fee Deferral Plan and elected to defer 100% of his fees.

(3)
Mr. Cimino resigned from the First Bank board of directors on December 31, 2017.

(4)
Mr. Halstead is not standing for re-election at the 2018 Annual Meeting.

In 2017, Chairman of the Board Ryan was paid an annual retainer of  $75,000, paid quarterly. Vice Chairman and Lead Independent Director Goodman was paid an annual retainer of  $40,000, also paid quarterly.
In 2017, non-employee directors other than the Chairman of the Board and Vice Chairman received the following cash compensation for their board services, as applicable:
•
annual retainer of  $4,000 paid quarterly;

•
$1,150 for each First Bank board of directors meeting attended in person and $575 for attendance via telephone; and

•
each member of one of the standing committees, other than the committee chairperson, received $500 for each committee meeting attended and $250 for attendance via telephone.

Committee chairpersons received an additional $2,000 annual retainer, paid quarterly, except for the Audit and Risk Management Committee chairperson who received an additional annual retainer of  $4,000, paid quarterly.
In 2017, non-employee directors were paid for each committee meeting attended regardless if the meetings were held back-to-back on the same day.

Members of the First Bank board of directors also participate in approved option and stock award plans.
On February 21, 2017, non-employee directors other than the Chairman of the Board and Vice Chairman received 351 shares of restricted stock. The Chairman of the Board and Vice Chairman received 1,404 and 492 shares of restricted stock, respectively.
Pearl Meyer was engaged by the Compensation and Personnel Committee (“Committee”) in early 2018 to review the competiveness of the compensation provided to the outside directors who serve on First Bank’s board of directors. The review encompassed evaluating the competiveness of outside director compensation relative to comparable financial institutions and determined whether to make an chances to outside director compensation in 2018. To provide a complete picture of total compensation, Pearl Meyer included all retainers, meeting fees and stock awards provided for service on the First Bank board of directors, including all committee-related pay. The outcome of the competitive analysis indicated that First Bank’s director compensation had not quite kept pace with First Bank’s recent growth. Three alternatives were presented for the Committee’s consideration. Option A was to maintain the current pay structure but improve competiveness. This would be reflected in a higher cash retainer and an increase in annual equity grant values. Option B was to simplify the pay structure and improve competiveness. This alternative is an “all retainer” approach to director pay. This option would increase the cash retainer for board service while discontinuing meeting fees for board and committee meetings. Option C was to simplify the pay structure, improve competiveness and balance out cash and equity. Option C also reflects an “all retainer” approach as described above, but split the amounts 50/50 between cash and equity. After due consideration and deliberation the Committee approved Option C. Under Option C there would be an increase in the board service retainer to $50,000 with 50% payable in cash and 50% payable in equity. The audit and risk management committee chair, the nominating and governance chair, and the IT and Compliance chairs will receive an additional $10,000, $7,500 and $5,000, respectively. The total retainers for the Chairman of the Board and Vice Chairman of the Board/Lead Independent Director would increase to $150,000 and $85,000, respectively.
First Bank has a Director Fee Deferral Plan (the “Plan”) for the non-employee directors. Under a Director Fee Deferral Agreement each non-employee director elects annually to defer 0% to 100% of his or her fees. Interest is credited on each director’s deferral account at the Prime Rate, adjusted annually. The minimum interest crediting rate is 4% with a maximum of 10%. In 2017, the interest crediting rate was 4.00%. Upon retirement, the Plan will pay the accrued benefits over a period of up to ten (10) years (with interest), or lump sum, at the discretion of each participating director.
Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons
First Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, executive officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other customers of First Bank. Those transactions do not involve more than the normal risk of collectability or present other unfavorable features. Discussion and subsequent approval by the First Bank board of directors, if appropriate, for related party transactions takes place with the specific director involved not in that portion of the board meeting.
The following is a description of transactions to which First Bank has been a party or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of the executive officers, directors or holders of more than 5% of any class of the voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, financial and change of control arrangements, which are described under “Executive and Director Compensation.” First Bank believes the terms obtained or consideration that was paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that First Bank would pay or receive, as applicable, in arm’s length transactions with unrelated third parties.
1)
First Bank has a lease agreement for its corporate office space and main office branch with North Buffalo Advisors II, LLC. North Buffalo Advisors II, LLC is a privately held company which includes North Buffalo Advisors LLC, an entity which is owned and managed by Chairman of the Board Patrick M. Ryan and The Sydney L. Hofing Irrevocable Trust (2011), of which director Gary Hofing is a beneficiary and co-trustee and director Leslie Goodman is co-trustee. Mr. Hofing is also the managing member of North Buffalo Advisors II, LLC. Each of Messrs. Ryan and Hofing have a significant interest in North Buffalo Advisors II, LLC. The lease has a term of ten (10) years with options to extend. The aggregate amount of minimum lease payments due to the lessor on or after January 1, 2018 is $2.8 million. Mr. Ryan’s and Mr. Hofing’s interest in such amount is approximately $623,000 and $554,000 respectively.
2)
First Bank has a lease with Serenity Point, LLC, an entity for which director Samuel D. Marrazzo is President and sole owner. The lease was entered into before Mr. Marrazzo became a director and is for a branch facility in Ewing, New Jersey. The lease has a term of five years and has options to extend. The aggregate amount of minimum lease payments due to the lessor on or after January 1, 2018 is approximately $69,000. First Bank has loans and lines of credit extended to Mr. Marrazzo totaling $9.9 million, or 6.07% of First Bank’s equity capital accounts at December 31, 2017. The highest aggregate amount of such loans and lines of credit since January 1, 2017 was $10.0 million, or 7.64% of First Bank’s equity capital accounts at that time.

PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
First Bank’s executive compensation program is designed to be closely linked to corporate performance and return to shareholders. The Compensation and Personnel Committee has a strong pay for performance philosophy and as a result, the compensation paid to First Bank’s named executive officers is generally aligned with First Bank’s performance on both a short-term and a long-term basis. The compensation program also reflects the response to the competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management.
The compensation of the First Bank named executive officers is described in the compensation tables and the accompanying narrative on pages 103 to 105 of this joint proxy statement/offering circular. You are urged to read this disclosure before voting on this proposal.
Pursuant to the proxy rules under the Exchange Act and as required by Section 14A of the Securities Exchange Act of 1934, as amended, First Bank is required to provide its shareholders with a separate non-binding shareholder vote to approve the compensation of First Bank’s named executive officers, including the compensation tables, and any other narrative disclosure in this joint proxy statement/offering circular. Such a proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse First Bank’s executive compensation as described in this joint proxy statement/offering circular. First Bank shareholders may also abstain from voting. Accordingly, First Bank is requesting your non-binding approval of the following resolution:
“RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of First Bank’s named executive officers, as disclosed in the Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2017 Summary Compensation Table, the other related tables and the accompanying narrative.”
This vote will not be binding on the First Bank board of directors or the Compensation and Personnel Committee and may not be construed as overruling a decision by the board of directors or the Compensation and Personnel Committee or create or imply any additional fiduciary duty of the First Bank board of directors. Further, it will not affect any compensation paid or awarded to any executive. However, the First Bank board of directors values the opinions that the First Bank shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate. First Bank holds an advisory vote on its named executive officers’ compensation annually, with the next vote to occur at the 2019 Annual Meeting.

Required Vote
IN ORDER FOR THE RESOLUTION SET FORTH ABOVE TO BE APPROVED, THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE THEREON AT THE FIRST BANK ANNUAL MEETING IS REQUIRED.
Recommendation
THE FIRST BANK BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FIRST BANK SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.
PROPOSAL 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Risk Management Committee has appointed RSM US LLP, to act as First Bank’s independent registered public accounting firm and to audit the consolidated financial statements for the fiscal year ending December 31, 2018. This appointment will continue at the pleasure of the Audit and Risk Management Committee and is presented to the shareholders for ratification as a matter of good governance. In the event that this appointment is not ratified by the shareholders, the Audit and Risk Management Committee will reconsider whether or not to retain that firm, and if it decides to retain them, will consider their failure to be ratified when it selects independent auditors for the following fiscal year.
One or more representatives of RSM US LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from shareholders.
Principal Accounting Firm Fees
Aggregate fees billed to First Bank for the fiscal years ended December 31, 2017 and 2016 by First Bank’s principal accounting firm RSM US LLP are shown in the following table. The Audit and Risk Management Committee pre-approves audit services and permitted non-audit services by First Bank’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the independence of the independent registered public accounting firm from First Bank and is consistent with SEC rules. All of the services performed by RSM US LLP in the year ended December 31, 2017 were pre-approved.
	Fiscal Year Ended December 31,
	2017	2016
Audit fees	$280,103	$168,468
Audit-related fees	$64,477	—
Total fees	$344,580	$168,468

Required Vote
THE PROPOSAL TO RATIFY THE SELECTION OF RSM US LLP AS FIRST BANK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE FIRST BANK ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL.
Recommendation
THE FIRST BANK BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF RSM US LLP AS FIRST BANK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTS COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires First Bank’s officers and directors, and persons who own more than 10% of a registered class of First Bank’s equity securities, to file reports of ownership and changes in ownership with the FDIC by certain deadlines. Officers, directors and greater than 10% shareholders are required by regulation of the FDIC to furnish First Bank with copies of all Section 16(a) forms they file. First Bank believes that all persons associated with First Bank and subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2017.
OTHER MATTERS
The First Bank board of directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the First Bank annual meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the First Bank board of directors.
First Bank shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the First Bank board of directors, and return it in the enclosed postage-paid return envelope. You may also vote your shares telephonically or via the internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Delanco
The following table provides information as of February 28, 2018, with respect to persons and entities known to Delanco to be the beneficial owner of more than 5% of Delanco’s outstanding common stock.
Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
Delanco Federal Savings Bank Employee Stock Ownership Plan Trust 615 Burlington Avenue Delanco, New Jersey 08075	60,240	6.4%
Joseph Stilwell Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	92,248(2)	9.8%

(1)
Based on 945,425 shares of Company common stock outstanding as of February 28, 2018.

(2)
Based on information contained in a Schedule 13D/A filed with the U.S. Securities and Exchange Commission on April 13, 2017.

The following table provides information as of February 28, 2018, with respect to shares of Delanco common stock that may be considered to be owned by each director, each named executive officer and by all directors and executive officers of Delanco as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.
Name	Number of Shares Owned	Number of Shares That May be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(1)
Thomas J. Coleman III	9,951	800	1.1%
James E. Igo	30,317(2)	8,000	3.9
John A. Latimer	6,783	800	*
Eva Modi	4,918(3)	4,000	*
Daniel R. Roccato	1,057	800	*
James W. Verner	8,939(4)	800	1.0
Renee C. Vidal	4,855	800	*
Corissa J. Briglia	—	—	*
All directors and executive officers as a group (9 persons)	72,490	16,000	9.0

*
Less than 1%

(1)
Based on 945,425 shares of Delanco’s common stock outstanding and entitled to vote as of February 28, 2017, plus the number of shares that may be acquired by each individual (or group of individuals) by exercising options.

(2)
Includes 4,583 allocated shares held in ESOP trust.

(3)
Includes 3,276 allocated shares held in ESOP trust.

(4)
Includes 2,404 shares held by spouse’s IRA.

First Bank
The following table sets forth information as of March 14, 2018 regarding the number of shares of common stock beneficially owned by all directors, executive officers and by all directors and executive officers of First Bank as a group as well as information regarding any person known to First Bank to own 5% of more of First Bank’s voting common stock. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself or herself at once or within 60 days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power.
Name	Shares Beneficially Owned	Percentage of Class Outstanding*
Directors:
Patrick M. Ryan(1)	541,551	3.09%
Leslie E. Goodman(2)	184,325	1.05%
Patrick L. Ryan(3)	245,705	1.39%
Elbert G. Basolis, Jr.(4)	97,184	**
Douglas C. Borden(5)	49,900	**
Christopher Chandor(6)	42,630	**
Peter D. Halstead(7)	52,788	**
John Harding(8)	58,800	**
Gary S. Hofing(9)	196,034	1.12%
Deborah Hanson Imperatore(10)	40,186	**
Glenn M. Josephs(11)	69,001	**
Samuel D. Marrazzo(12)	84,769	**
Raymond F. Nisivoccia(13)	60,352	**
Michael E. Salz	35,224	**
John E. Strydesky(14)	311,593	1.78%
Named Executive Officers who are not Directors(15)
Peter J. Cahill(16)	67,811	**
Stephen F. Carman(17)	83,034	**
Directors and Named Executive Officers as a group (17 persons)	2,220,887	12.38%
5% Shareholders:
FJ Capital Management LLC(18)	1,422,900	8.14%
Banc Funds Co. LLC(18)	1,244,761	7.12%

(*)
Based on a total of 17,481,975 shares of our First Bank common stock outstanding as of March 14, 2018, plus any shares of Common Stock such person or group has the right to acquire within 60 days of March 14, 2018.

(**)
Less than 1%.

(1)
Includes 246,838 shares held by Ryan Financial LLC owned by Ryan Financial Trust of which Mr. Ryan is the trustee. Also includes 38,000 shares issuable upon the exercise of stock options within 60 days of March 14, 2018, 936 shares of restricted stock granted on February 21, 2017, and 31,955 shares held by Mr. Ryan’s spouse as to which Mr. Ryan disclaims beneficial ownership. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(2)
Includes 113,000 shares held by Goodman Family Holdings, LLC, a Delaware limited liability company, of which Mr. Goodman has a 1% membership interest and is the Managing Member, and 99% of which is owned by an irrevocable trust established for the benefit of his wife and children as to which Mr. Goodman disclaims beneficial ownership. Also includes 49,832 shares issuable upon the exercise of stock options within 60 days of March 14, 2018 and 328 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(3)
Includes 171,700 shares issuable upon the exercise of stock options within 60 days of March 14, 2018, and 3,857, 2,070 and 1,901 shares of restricted stock granted on February 20, 2018, February 21, 2017 and March 1, 2016, respectively. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each 12 months.

(4)
Includes 21,333 shares issuable upon the exercise of stock options within 60 days of March 14, 2018 and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with 1∕3 vesting each year.

(5)
Includes 49,400 shares held by BP Ins. Investments, LLC. Mr. Borden owns a 50% membership interest in such company and through his position exercises voting and investment power over these shares.

(6)
Includes 10,000 share held jointly with Mr. Chandor’s spouse.

(7)
Includes 30,987 shares held jointly with Mr. Halstead’s spouse; 21,333 shares issuable upon the exercise of stock options within 60 days of March 14, 2018; and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(8)
Includes 14,602 shares held by Mr. Harding’s spouse.

(9)
Includes 189,354 shares held in the Sidney L. Hofing GST Non Exempt Marital Trust of which Mr. Hofing is a Trustee, and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(10)
Includes 30,000 shares held in the Hanson Family LP of which Ms. Imperatore has a voting membership interest and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(11)
Includes 2,501 shares issuable upon the exercise of stock options within 60 days of March 14, 2018, and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(12)
Includes 36,408 shares held jointly with Mr. Marrazzo’s spouse; 21,333 shares issuable upon the exercise of stock options within 60 days of March 14, 2018; and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(13)
Includes 234 shares of restricted stock granted on March 14, 2018. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(14)
Includes 21,333 shares issuable upon the exercise of stock options within 60 days of March 14, 2018 and 234 shares of restricted stock granted on February 21, 2017. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(15)
Includes named executive officers for beneficial ownership purposes on March 14, 2018.

(16)
Includes 47,029 shares issuable upon the exercise of stock options within 60 days of March 14, 2018, and 1,696, 982 and 500 shares of restricted stock granted on February 20, 2018, February 21, 2017 and March 1, 2016, respectively. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(17)
Includes 43,378 shares issuable upon the exercise of stock options within 60 days of March 14, 2018, and 1,142, and 702 and 500 shares of restricted stock granted on February 20, 2018, February 21, 2017 and March 1, 2016, respectively. The shares of restricted stock can be voted but are subject to a three-year vesting schedule with one-third vesting each year.

(18)
Based on Schedule 13G filing for the quarter ended December 31, 2017.

Director Patrick M. Ryan pledged 352,555 shares of First Bank Common Stock to secure credit from a third party financial institution. Director Patrick L. Ryan pledged 15,660 shares of First Bank Common Stock to secure credit from a third party financial institution. John E. Strydesky pledged 91,000 shares of First Bank Common Stock to secure credit from a third party financial institution.
LEGAL MATTERS
Certain tax matters will be passed upon by Covington & Burling LLP.
EXPERTS
First Bank
The consolidated financial statements of First Bank as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been incorporated in this joint proxy statement/offering circular by reference to First Bank’s Annual Report on Form 10-K for the year ended December 31, 2017 in reliance upon the reports of RSM US LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
Delanco
The consolidated financial statements of Delanco as of March 31, 2017 and 2016 and for each of the years in the two-year period ended March 31, 2017, have been audited by Connolly, Grady & Cha, P.C., an independent registered public accounting firm, as stated in its report dated June 29, 2017, and included herein. Such consolidated financial statements are included in this proxy statement/offering circular in reliance on such report given on the authority of said firm as experts in auditing and accounting.
OTHER BUSINESS
As of the date of this joint proxy statement/offering circular, neither First Bank nor Delanco knows of any other matter that will be presented for consideration at their respective shareholders’ meetings other than as described in this joint proxy statement/offering circular. However, if any other matter is to be voted upon, the form of proxies submitted to shareholders of First Bank and Delanco shall be deemed to confer authority to the individuals named as proxies to vote the shares represented by such proxies as to any such matters according to their best judgment; provided, however, that no proxy that is voted against the merger will be voted in favor of any adjournment or postponement of the Delanco special meeting.

FIRST BANK SHAREHOLDER PROPOSALS AND NOMINATIONS
We presently anticipate that our 2019 Annual Meeting of Shareholders will be held on or about April 23, 2019.
A First Bank shareholder, including Delanco shareholders who become First Bank shareholders after the closing of the merger, who desires to propose a matter for consideration at the 2019 Annual Meeting of Shareholders or for inclusion in First Bank’s proxy materials relating to that meeting must provide notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Bank, not less than one hundred twenty (120) calendar days before the release date of the previous year’s annual meeting proxy statement. Therefore, if this joint proxy statement/offering circular is mailed to shareholders on March 23, 2018 as anticipated, a shareholder desiring to propose a matter for consideration at the 2019 Annual Meeting of Shareholders or for inclusion in First Bank’s proxy materials relating to that meeting must submit such proposal in writing, addressed to First Bank, 2465 Kuser Road, Hamilton, New Jersey 08690 (Attn: Donna Bencivengo, Corporate Secretary), on or before December 1, 2018.
In accordance with the by-laws of First Bank, any First Bank shareholder entitled to vote for the election of directors may nominate candidates for election to the First Bank board of directors provided that the First Bank shareholder has given proper notice of the nomination, as required by the by-laws, in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of First Bank not less than 90 days prior to such First Bank annual meeting. Shareholder nominations for a director of First Bank must include: (1) the name, age, business address and residence address, if known, of the nominee, (2) the principal occupation or employment of the nominee, (3) the number of shares of First Bank common stock which are beneficially owned by the nominee, and (4) any such other information relating to the nominee as may be required under applicable law or requested by First Bank board of directors. The written notice should also include the name and address of the shareholder making the nomination and the number of shares of First Bank common stock which are beneficially owned by the shareholder making the nomination.
Shareholders may also recommend qualified persons for consideration by First Bank’s Nominating and Governance Committee for nomination to the First Bank board of directors. See “Nominating and Governance Committee” above for the proper procedures and timing to do so.
DELANCO SHAREHOLDER PROPOSALS AND NOMINATIONS
Delanco intends to hold an annual meeting with respect to the year ended March 31, 2018, only if the merger is not completed.
Delanco must receive proposals that stockholders seek to have included in the proxy statement for Delanco’s next annual meeting no later than March 23, 2018. If next year’s annual meeting is held on a date more than 30 calendar days from August 24, 2018, a stockholder proposal must be received by a reasonable time before Delanco begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
Delanco’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than 120 days and not later than 90 days prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the annual meeting, the tenth day following the day on which public announcement of the date of the annual meeting is first made by Delanco.
WHERE YOU CAN FIND MORE INFORMATION
The FDIC allows First Bank to “incorporate by reference” information in this document. This means that First Bank can disclose important information to you by referring you to another document filed separately with the FDIC and also distributed with this document. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

This document incorporates by reference the documents listed below that First Bank previously filed with the FDIC. They contain important information about First Bank and its financial condition.
FIRST BANK
FDIC Certificate No. 58481
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (filed with the FDIC on March 15, 2018)

•
Current Reports on Form 8-K and amendments thereto, filed with the FDIC on January 4, 2018 and February 1, 2018

•
The description of First Bank’s common stock contained in First Bank’s registration statement on Form 10 filed with the FDIC on October 1, 2013, including any subsequent amendments or reports filed for the purpose of updating such description.

In addition, First Bank also incorporates by reference additional documents that it files with the FDIC between the date of this joint proxy statement/offering circular and the date of the First Bank annual meeting and the Delanco special meeting. These documents include periodic and current reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.
You can also obtain any of the above documents incorporated by reference in this document through First Bank or from the FDIC through the FDIC’s website at http://www2.fdic.gov/efr/. Documents incorporated by reference are available from First Bank without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this document. You can obtain documents incorporated by reference in this document by requesting them in writing or by telephone from First Bank at the following address:
Stephen F. Carman, Executive Vice President and Chief Financial Officer
2465 Kuser Road
Hamilton, New Jersey 08690
Telephone: 609-643-0136
Email: stephen.carman@firstbanknj.com
IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY APRIL 17, 2018 TO RECEIVE THEM BEFORE THE SHAREHOLDERS’ MEETINGS. If you request from us any documents incorporated by reference in this document, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.
WE HAVE AUTHORIZED NO ONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE MERGER OF OUR BANKS THAT DIFFERS FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN THE DOCUMENTS OUR COMPANIES HAVE PUBLICLY FILED WITH THE FDIC. THEREFORE, IF ANYONE SHOULD GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.
IF YOU LIVE IN A JURISDICTION WHERE IT IS UNLAWFUL TO OFFER TO EXCHANGE OR SELL, OR TO ASK FOR OFFERS TO EXCHANGE OR BUY, THE SECURITIES OFFERED BY THIS DOCUMENT, OR TO ASK FOR PROXIES, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE ACTIVITIES, THEN THE OFFER PRESENTED BY THIS DOCUMENT DOES NOT EXTEND TO YOU.
THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

Annex A
AGREEMENT AND PLAN OF REORGANIZATION
BY AND BETWEEN
FIRST BANK
AND
DELANCO BANCORP, INC.
Dated as of October 18, 2017
As Amended on March 9, 2018

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made and entered into as of October 18, 2017, by and between First Bank (“First Bank”), a New Jersey chartered commercial bank and Delanco Bancorp, Inc. (“Delanco”), a New Jersey corporation.
Preamble
Prior to the effective time of the Merger, First Bank will cause to be formed a direct wholly owned subsidiary of First Bank that is a New Jersey corporation (“Merger Sub”) and cause the Merger Sub to execute a joinder in the form attached hereto as Exhibit A (“Joinder Agreement”) to become party to this Agreement. The board of directors of each of Delanco and First Bank has approved this Agreement and declared that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Parties to this Agreement and their respective shareholders. First Bank, in its capacity as sole shareholder of Merger Sub, will approve this Agreement by written consent immediately prior to executing the Joinder Agreement. Immediately prior to executing the Joinder Agreement, the board of directors of Merger Sub will have (i) determined that it is in the best interests of the stockholders of Merger Sub to enter into the Joinder Agreement and (ii) approved the execution, delivery and performance by Merger Sub of the Joinder Agreement and the consummation by Merger Sub of the Merger and the other transactions contemplated by this Agreement.
This Agreement provides for the acquisition of Delanco by First Bank pursuant to the merger of the Delanco with and into Merger Sub with Merger Sub as the surviving corporation. Effective simultaneously with the consummation of the Merger, Delanco Federal Savings Bank, a federal savings association (“Delanco Bank”) will merge with and into First Bank with First Bank as the surviving bank. At the effective time of such Merger, the outstanding shares of capital stock of Delanco shall be converted into the right to receive a fixed number of shares of common stock of First Bank, subject to the terms and conditions set forth herein. As an inducement for First Bank to enter into this Agreement, each of the directors and certain shareholders of Delanco have simultaneously herewith entered into a Voting Agreement (each a “Voting Agreement” and collectively, the “Voting Agreements”) in connection with the Merger, in the form of Exhibit B hereto. The transactions described in this Agreement are subject to the approvals of the shareholders of Delanco and Merger Sub and applicable regulatory authorities and the satisfaction of certain other conditions described in this Agreement. It is the intention of the Parties to this Agreement that the Merger for federal income tax purposes shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and this Agreement is intended to be and is adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Internal Revenue Code.
Capitalized terms used in this Agreement and not otherwise defined herein are defined in Section 10.1 of this Agreement.
NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, the Parties agree as follows:
ARTICLE 1
TRANSACTIONS AND TERMS OF MERGER
1.1. Merger.
Subject to the terms and conditions of this Agreement, including the Plan of Merger substantially in the form attached as Exhibit C hereto, at the Effective Time, Delanco shall be merged with and into Merger Sub in accordance with the provisions of the New Jersey Business Corporation Act (the “NJBA”), as applicable, with the effects set forth in the NJBA (the “Merger”). Merger Sub shall be the Surviving Corporation resulting from the Merger, and shall succeed to and assume all the rights and obligations of Delanco in accordance with the NJBA. Upon consummation of the Merger the separate corporate existence of Delanco shall terminate and Merger Sub shall continue as a wholly owned subsidiary of the First Bank. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved by the board of directors of First Bank and Delanco.

1.2. Time and Place of Closing.
The closing of the transactions contemplated hereby (the “Closing”) will take place at 10:00 A.M., Eastern Time, on the date that the Effective Time occurs, or at such other date and time as the Parties, acting through their authorized officers, may mutually agree in writing. The Closing shall be held at the offices of Covington & Burling LLP, located at One CityCenter, 850 Tenth Street, NW, Washington, D.C. 20001, unless another location is mutually agreed upon by the Parties.
1.3. Effective Time.
The Merger and other transactions contemplated by this Agreement shall become effective (the “Effective Time”) on the date and at the time indicated in a certificate of merger filed with the New Jersey Secretary of State. Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the authorized officers of each Party, the Parties shall cause the Effective Time to occur on a date within 30 days following satisfaction or waiver (subject to applicable Law) of the last to occur of the conditions set forth in Article 8 (other than those conditions that by their nature are to be satisfied or waived at the Closing) as determined by First Bank. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
1.4. Charter.
The Certificate of Incorporation of Merger Sub in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until duly amended or repealed.
1.5. Bylaws.
The Bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until duly amended or repealed.
1.6. Directors and Officers.
The directors of Merger Sub in office immediately prior to the Effective Time shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the bylaws of the Surviving Corporation. The officers of Merger Sub in office immediately prior to the Effective Time shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the bylaws of the Surviving Corporation.
1.7. Bank Merger.
Effective simultaneously with the consummation of the Merger, Delanco Bank will merge with and into First Bank (the “Bank Merger”)pursuant to a plan of merger by and between Delanco Bank and First Bank, substantially in the form attached hereto as Exhibit D (the “Bank Merger Agreement”). First Bank shall be the surviving entity in the Bank Merger and, following the Bank Merger, the separate corporate existence of Delanco Bank shall cease. Prior to the Effective Time, Delanco shall cause Delanco Bank to, and First Bank will, execute such certificates or articles of merger, the Bank Merger Agreement and such other documents and certificates as are necessary to make the Bank Merger effective simultaneously with the consummation of the Merger.
ARTICLE 2
MANNER OF CONVERTING SHARES
2.1. Conversion of Shares.
Subject to the provisions of this Article 2, at the Effective Time, by virtue of the Merger and without any action on the part of First Bank, Merger Sub, Delanco or their respective shareholders, the shares of Delanco and Merger Sub shall be converted as follows:
(a)   Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

(b)   Each share of Delanco Common Stock issued and outstanding immediately prior to the Effective Time that is held by Delanco, any wholly owned Delanco Subsidiary, by First Bank or any First Bank Subsidiary (in each case other than shares held in any Delanco Benefit Plans or related trust accounts or otherwise held in any fiduciary or agency capacity or as a result of debts previously contracted (collectively, the “Canceled Shares”)) shall be treated pursuant to Section 2.4.
(c)   Each share of Delanco Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) shall be converted into the right to receive, without interest, 1.11 shares (the “Exchange Ratio”) of First Bank Common Stock (the “Merger Consideration”).
(d)   All shares of Delanco Common Stock, when so converted pursuant to Section 2.1(c) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate (a “Certificate”) or book-entry share (a “Book-Entry Share”) registered in the transfer books of Delanco that immediately prior to the Effective Time represented shares of Delanco Common Stock shall cease to have any rights with respect to such Delanco Common Stock other than the right to receive the Merger Consideration in accordance with Article 3, including the right, if any, to receive pursuant to Section 2.5, cash in lieu of fractional shares of First Bank Common Stock into which such shares of Delanco Common Stock have been converted together with the amounts, if any, payable pursuant to Section 3.1(d) and subject to Section 3.1(e).
(e)   Without limiting the other provisions of this Agreement and subject to Sections 6.2(d) and (e), if at any time during the period between the date of this Agreement and the Effective Time, Delanco should (i) split, combine or otherwise reclassify the shares of Delanco Common Stock, (ii) make a dividend or other distribution in shares of Delanco Common Stock (including any dividend or other distribution of securities convertible into Delanco Common Stock), (iii) engage in a reclassification, reorganization, recapitalization or exchange or other like change, or (iv) issue additional shares of Delanco Common Stock or any Equity Right for Delanco Common Stock, other than upon the exercise of any Delanco Stock Options outstanding on the date hereof, then (without limiting any other rights of First Bank hereunder), the Merger Consideration shall be equitably and proportionately adjusted, if necessary and without duplication, to reflect fully the effect of any such change.
2.2. Anti-Dilution Provisions.
In the event First Bank changes the number of shares of First Bank Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, or similar recapitalization with respect to such stock and the record date therefor (in the case of a stock dividend) or the effective date thereof  (in the case of a stock split or similar recapitalization for which a record date is not established) shall be prior to the Effective Time, the Exchange Ratio shall be equitably and proportionately adjusted, if necessary and without duplication, to reflect fully the effect of any such change.
2.3. Treatment of Delanco Equity Awards.
(a)   At the Effective Time, each option granted by Delanco to purchase shares of Delanco Common Stock under a Delanco Stock Plan, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time (a “Delanco Stock Option”) shall be canceled and converted into the right to receive a cash payment equal to the product of  (a) the number of shares of Delanco Common Stock underlying such Delanco Stock Option multiplied by (b) the excess, if any, of the Merger Consideration Price over the per share exercise price of the Delanco Stock Option (such amount, the “Optionholder Merger Consideration”). Any Delanco Stock Option with a per share exercise price that equals or exceeds the Merger Consideration Price shall be canceled with no consideration being paid to the optionholder with respect to such Delanco Stock Option. For purposes of this Agreement, the term “Merger Consideration Price” means the product of  (i) the Exchange Ratio multiplied by (ii) the Average Closing Price.
(b)   Promptly after the Effective Time (and in any event within five Business Days thereafter), First Bank shall, or shall cause the Surviving Corporation to, pay to each holder of a Delanco Stock Option immediately prior to the Effective Time a cash amount equal to the aggregate Optionholder Merger Consideration payable with respect to the Delanco Stock Options held by such holder less any required withholding of Taxes.

(c)   At or prior to the Effective Time, Delanco, the board of directors of Delanco and/or its compensation committee, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of this Section 2.3, and to ensure that following the Effective Time, no holder of a Delanco Stock Option, or any other Person, shall have any right to acquire any capital stock of the Delanco or the Surviving Corporation or any other equity interests therein (including any phantom stock or stock appreciation rights).
2.4.   Shares Held by Delanco or First Bank.
Each Canceled Share shall automatically be canceled and retired and shall cease to exist, and no consideration shall be issued or delivered in exchange therefor.
2.5. Fractional Shares.
No certificate, book-entry share or scrip representing fractional shares of First Bank Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares, no dividend or distribution of First Bank shall relate to such fractional share interests, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of First Bank. Notwithstanding any other provision of this Agreement, each holder of shares of Delanco Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of First Bank Common Stock (after taking into account all Certificates or Book-Entry Shares delivered by such holder) shall receive, in lieu thereof, cash rounded up to the nearest cent (without interest) in an amount equal to such fractional part of a share of First Bank Common Stock that such holder of shares of Delanco Common Stock would otherwise have been entitled multiplied by the Average Closing Price. No such holder will be entitled to dividends, voting rights, or any other rights as a shareholder in respect of any fractional shares.
ARTICLE 3
EXCHANGE OF SHARES
3.1.   Exchange Procedures.
(a)   Deposit of Merger Consideration.   At or promptly following the Effective Time, First Bank shall deposit, or shall cause to be deposited, with Computershare Inc., First Bank’s transfer agent, or another exchange agent reasonably acceptable to First Bank (the “Exchange Agent”), for the benefit of the holders of record of shares of Delanco Common Stock issued and outstanding immediately prior to the Effective Time (the “Delanco Shareholders”), for exchange in accordance with this Article 3, certificates or evidence of First Bank Common Stock in book-entry form issuable pursuant to Section 2.1(c) (collectively referred to as “First Bank Certificates”) for shares of First Bank Common Stock equal to the aggregate Merger Consideration payable to the Delanco Shareholders pursuant to Section 2.1(c), and subject to Section 3.1(e) (together with, to the extent then determinable, any cash payable in lieu of fractional shares pursuant to Section 2.5) (collectively, the “Exchange Fund”) and First Bank shall instruct the Exchange Agent to timely pay the Merger Consideration and cash in lieu of fractional shares, in accordance with this Agreement.
(b)   Delivery of Merger Consideration.   As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate or Book-Entry Share notice advising such holders of the effectiveness of the Merger, including appropriate transmittal materials specifying that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon delivery of the Certificates or Book-Entry Shares and instructions for surrendering the Certificates or Book-Entry Shares to the Exchange Agent (such materials and instructions to include customary provisions with respect to delivery of an “agent’s message” with respect to Book-Entry Shares). Upon proper surrender of a Certificate or Book-Entry Shares for exchange and cancellation to the Exchange Agent, together with the appropriate transmittal materials, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the Delanco Shareholder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor the Merger Consideration payable to such Delanco Shareholder pursuant to Section 2.1(c), any cash in lieu of fractional shares which such Delanco Shareholder has a right to receive pursuant to Section 2.5 and any dividends or distributions which such Delanco Shareholder has the right to receive pursuant to Section 3.1(d) with respect to the shares of Delanco Common Stock formerly represented by such Certificate or Book-Entry Share and such Certificate or Book-Entry Share so surrendered shall forthwith be canceled. No interest will be paid or accrued for the benefit of the Delanco Shareholders of the Certificates or Book-Entry Shares on the Merger Consideration payable upon the surrender of the Certificates or Book-Entry Shares. The Merger Consideration delivered to each Delanco Shareholder shall be in non-certificated book-entry form.
(c)   Share Transfer Books.   At the Effective Time, the share transfer books of Delanco shall be closed, and thereafter there shall be no further registration of transfers of shares of Delanco Common Stock. From and after the Effective Time, Delanco Shareholders who held shares of Delanco Common Stock immediately prior to the Effective Time shall cease to have rights with respect to such shares, except as otherwise provided for herein. Until surrendered for exchange in accordance with the provisions of this Section 3.1, each Certificate or Book-Entry Share theretofore representing shares of Delanco Common Stock (other than the Canceled Shares) shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Article 2 in exchange therefor, subject, however, to the First Bank’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which have been declared or made by Delanco in respect of such shares of Delanco Common Stock in accordance with the terms of this Agreement and which remain unpaid at the Effective Time and subject to Section 3.1(e). On or after the Effective Time, any Certificates or Book-Entry Shares presented to the Exchange Agent or the Surviving Corporation for any reason shall be canceled and exchanged for the Merger Consideration payable to such Delanco Shareholder pursuant to Section 2.1(c), any cash in lieu of fractional shares (if any) pursuant to Section 2.5 and any dividends or distributions (if any) pursuant to Section 3.1(d) with respect to the shares of Delanco Common Stock formerly represented thereby.
(d)   Dividends with Respect to First Bank Common Stock.   No dividends or other distributions declared with respect to First Bank Common Stock with a record date after the Effective Time shall be paid to the Delanco Shareholder of any unsurrendered Certificate or Book-Entry Shares with respect to the whole shares of First Bank Common Stock issuable with respect to such Certificate or Book-Entry Shares in accordance with this Agreement until the surrender of such Certificate or Book-Entry Shares (or affidavit of loss and other documentation required by the Surviving Corporation in lieu thereof) in accordance with this Agreement. Subject to applicable Laws, following surrender of any such Certificate (or affidavit of loss in lieu thereof) there shall be paid to the record holder of the whole shares of First Bank Common Stock, if any, issued in exchange therefor, without interest, all dividends and other distributions payable in respect of any such whole shares of First Bank Common Stock with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid.
(e)   Termination of Exchange Fund.   Any portion of the Exchange Fund (including any interest and other income received with respect thereto) which remains undistributed to the former Delanco Shareholders on the first anniversary of the Effective Time shall be delivered to First Bank, and any former Delanco Shareholders who have not theretofore received any Merger Consideration (including any cash in lieu of fractional shares and any applicable dividends or other distributions with respect to First Bank Common Stock) to which they are entitled under this Article 3 shall thereafter look only to First Bank and the Surviving Corporation for payment of their claims with respect thereto.
(f)   No Liability.   If any Certificates shall not have been surrendered prior to three years after the Effective Time (or immediately prior to such earlier date on which the Merger Consideration would escheat to or become the property of any Regulatory Authority), any such Merger Consideration in respect thereof shall, to the extent permitted by applicable Law, become the property of First Bank, free and clear of all claims or interest of any Person previously entitled thereto or their successors, assigns, or personal representatives. None of First Bank, Delanco, the Surviving Corporation or the Exchange Agent, or any employee, officer, director, agent or Affiliate of any of them, shall be liable to any Delanco Shareholder in respect of any cash that would have otherwise been payable in respect of any Certificate from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(g)   Withholding Rights.   Each and any of First Bank, the Surviving Corporation or the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the Merger Consideration and

Optionholder Merger Consideration and any other amounts or property otherwise payable or distributable to any Person pursuant to this Agreement such amounts or property (or portions thereof) as First Bank, the Surviving Corporation or the Exchange Agent is required to deduct and withhold with respect to the making of such payment or distribution under the Internal Revenue Code, and the rules and regulations promulgated thereunder, or any provision of applicable Tax Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate Regulatory Authority by First Bank, the Surviving Corporation, or the Exchange Agent, as applicable, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by First Bank, the Surviving Corporation, or the Exchange Agent, as applicable.
(h)   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable and customary amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article 3.
(i)   Change in Name on Certificate.   If any First Bank Certificate representing shares of First Bank Common Stock is to be issued in a name other than that in which the Certificates or Book-Entry Shares surrendered in exchange therefor is or are registered, it shall be a condition of the issuance thereof that the Certificates or Book-Entry Shares so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the Person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other similar Taxes required by reason of the issuance of a First Bank Certificate representing shares of First Bank Common Stock in any name other than that of the registered holder of the Certificates surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF TARGET
Except (a) as Previously Disclosed or (b) for information and documents commonly known as “confidential supervisory information” that is prohibited from disclosure (and as to which nothing in this Agreement shall require disclosure), Delanco hereby represents and warrants to First Bank as follows:
4.1.   Organization, Standing, and Power.
(a)   Status of Delanco.   Delanco is duly organized, validly existing, and in good standing under the Laws of the State of New Jersey and has the corporate power and authority necessary to carry on its business as now conducted and to own, lease and operate its Assets. Delanco is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except where failure to be so qualified or licensed has not had or would not be reasonably expected to have a Material Adverse Effect. Delanco is duly registered with the Federal Reserve as a savings and loan holding company under the HOLA. True, complete and correct copies of the certificate of incorporation of Delanco and the bylaws of Delanco, each as in effect as of the date of this Agreement, have been delivered or made available to First Bank.
(b)   Status of Delanco Bank.   Delanco Bank is a direct, wholly owned Delanco Subsidiary, is duly organized, validly existing and in good standing under the Laws of the United States and has the corporate power necessary to carry on its business as now conducted and to own, lease and operate its Assets. Delanco Bank is authorized by the Office of the Comptroller of the Currency (“OCC”) to engage in the business of banking. Delanco Bank is in good standing in each jurisdiction in which its ownership of properties or conduct of business requires such qualification except where failure to be so qualified has not had and would not reasonably be expected to have a Material Adverse Effect. Complete and correct copies of the articles of incorporation and bylaws of Delanco Bank, as currently in effect, have been delivered or made available to First Bank.

4.2.   Authority of Delanco; No Breach By Agreement.
(a)   Authority.   Delanco has the corporate power and authority necessary to execute, deliver, and, other than with respect to the Merger, perform this Agreement, and with respect to the Merger, upon the approval of this Agreement and the Merger by Delanco’s shareholders in accordance with this Agreement and the NJBA, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized and approved by all necessary corporate action in respect thereof on the part of Delanco (including approval by all of the members of the board of directors of Delanco and directing the submission of this Agreement to a vote at a meeting of shareholders of Delanco), subject to the approval of this Agreement by the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Delanco Common Stock entitled to vote on this Agreement and the Merger (the “Delanco Shareholder Approval”) as contemplated by Section 7.1. Subject to such requisite Delanco Shareholder approval, and assuming the due authorization, execution and delivery by First Bank, this Agreement represents a legal, valid, and binding obligation of Delanco, enforceable against Delanco in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).
(b)   No Conflicts.   Neither the execution and delivery of this Agreement by Delanco, nor the consummation by Delanco of the transactions contemplated hereby, nor compliance by Delanco with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of Delanco’s certificate of incorporation, bylaws, other governing instruments or certificate of incorporation, bylaws or other governing instruments of any other Delanco Entity or any resolution adopted by the board of directors or the shareholders of any Delanco Entity, (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any Delanco Entity under, any Contract or Permit of any Delanco Entity, or (iii) subject to receipt of the Requisite Regulatory Approvals, constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any Delanco Entity or any of their respective material Assets.
(c)   Consents.   Other than in connection or compliance with the provisions of the Securities Laws (including the filing and declaration of effectiveness of the Proxy Statement), applicable state corporate and Securities Laws, NJBA, and the Requisite Regulatory Approvals, no notice to, filing with, or Consent of, any public body or authority or any third party is necessary for the consummation by Delanco of the Merger, the Bank Merger and the other transactions contemplated in this Agreement.
(d)   Delanco Debt.   Delanco has no debt that is secured by Delanco capital stock.
4.3.   Capitalization of Delanco.
(a)   Ownership.   The authorized capital stock of Delanco consists of  (i) 20,000,000 shares of Delanco Common Stock, $0.01 par value per share and (ii) 5,000,000 shares of serial preferred stock, $0.01 par value per share. As of the close of business on October 16, 2017, (i) 945,425 shares of Delanco Common Stock (excluding treasury shares) were issued and outstanding and (ii) no shares of Delanco Common Stock were held by Delanco in its treasury, (iii) 20,000 shares of Delanco Common Stock were reserved for issuance upon the exercise of outstanding Delanco Stock Options, (iv) 92,141 shares of Delanco Common Stock were reserved for grant under the Delanco Stock Plan, and (v) no shares of Delanco preferred stock were issued and outstanding or held by Delanco in its treasury. As of the Effective Time, no more than (A) 961,425 shares of Delanco Common Stock will be issued and outstanding (excluding treasury shares), (B) zero shares of Delanco Common Stock will be held by Delanco in its treasury and (C) zero shares of Delanco preferred stock will be issued and outstanding or held by its treasury.
(b)   Other Rights or Obligations.   All of the issued and outstanding shares of capital stock of Delanco have been duly authorized and validly issued, and are fully paid and nonassessable under the NJBA and free of preemptive rights, with no personal liability attaching to the ownership thereof. None of the outstanding shares of capital stock of Delanco has been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the current or past shareholders of Delanco. Delanco has not issued any shares of capital stock subject to vesting, right of repurchase, forfeiture provisions or restrictions on transfer imposed by the Delanco or any stock appreciation rights, phantom stock, performance units, rights to receive capital stock on a deferred basis or other rights that are linked to the value of the Delanco’s capital stock.
(c)   Delanco Stock Options.   Section 4.3(c) of the Delanco’s Disclosure Memorandum lists all stock options granted by Delanco, including the Delanco Stock Options, and for each option: (i) the name of the grantee and whether the grantee is located outside the United States; (ii) grant date; (iii) the number of shares of Delanco Common Stock underlying the option; (iv) per share exercise price; (v) Delanco Stock Plan under which the option was granted; (vi) vesting schedule; (vii) whether the option is a Delanco Stock Option (i.e., outstanding) and, if not, whether the option was forfeited or exercised; and (viii) whether the option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Each such stock option (A) was granted under a Delanco Stock Plan and a duly and timely delivered and executed stock option agreement in the form(s) set forth in Section 4.3(c) of the Delanco’s Disclosure Memorandum, with variation for number of shares, grant date, exercise price and vesting schedule, (B) was duly authorized by no later than the date on which the grant was by its terms to be effective, (C) was granted in accordance with the terms of the applicable Delanco Stock Plan and applicable Law, (D) if intended to qualify as incentive stock option under Section 422 of the Internal Revenue Code, so qualifies, and (E) granted with an exercise price no less than fair market value within the meaning of Section 409A of the Internal Revenue Code and otherwise exempt from Section 409A of the Internal Revenue Code. The treatment of the Delanco Stock Options provided for under Section 2.3 complies with the requirements of the applicable Delanco Stock Plan and award agreement and applicable Law.
(d)   Outstanding Equity Rights.   Other than Delanco Stock Options issued prior to the date of this Agreement and set forth in Section 4.3(c) of the Delanco’s Disclosure Memorandum, there are no (i) existing Equity Rights with respect to the securities of Delanco, (ii) Contracts under which Delanco are or may become obligated to sell, issue or otherwise dispose of or redeem, purchase or otherwise acquire any securities of Delanco, (iii) shareholder agreements, voting trusts or other agreements, arrangements or understandings to which Delanco is a party or of which Delanco is aware, that may reasonably be expected to affect the exercise of voting or any other rights with respect to the capital stock of Delanco, or (iv) outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of Delanco may vote.
(e)   Voting Debt.   No bonds, debentures, notes or other indebtedness of any Delanco Entity having the right to vote (or which are convertible into, or exchangeable for, securities of Delanco having the right to vote) on any matters on which shareholders of Delanco may vote are issued or outstanding. There are no Contracts pursuant to which Delanco or any Delanco Subsidiaries is or could be required to register shares of Delanco’s capital stock or other securities under the Securities Act or to issue, deliver, transfer or sell any shares of capital stock, Equity Rights or other securities of Delanco or any Delanco Subsidiaries. No Delanco Subsidiary owns any capital stock of Delanco.
4.4.   Capitalization of Delanco Bank.
(a)   Ownership.   The authorized capital stock of Delanco Bank consists of 1,000 shares of Delanco Bank Common Stock, $1.00 par value per share. As of the date of this Agreement, 100 shares of Delanco Bank Common Stock were issued and outstanding, all of which were owned by Delanco free and clear of any Liens.
(b)   Other Rights or Obligations.   All of the issued and outstanding shares of capital stock of Delanco Bank have been duly authorized and validly issued, and are fully paid and nonassessable under the Laws of the United States and free of preemptive rights, with no personal liability attaching to the ownership thereof. None of the outstanding shares of capital stock of Delanco Bank has been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the current or past shareholders of Delanco Bank. Delanco Bank has not issued any shares of capital stock subject to vesting, right of repurchase, forfeiture provisions or restrictions on transfer imposed by the Delanco Bank or any stock appreciation rights, phantom stock, performance units, rights to receive capital stock on a deferred basis or other rights that are linked to the value of the Delanco Bank’s capital stock.

(c)   Outstanding Equity Rights.   There are no (i) existing Equity Rights with respect to the securities of Delanco Bank, (ii) Contracts under which Delanco Bank are or may become obligated to sell, issue or otherwise dispose of or redeem, purchase or otherwise acquire any securities of Delanco Bank, (iii) shareholder agreements, voting trusts or other agreements, arrangements or understandings to which Delanco Bank is a party or of which Delanco is aware, that may reasonably be expected to affect the exercise of voting or any other rights with respect to the capital stock of Delanco Bank, or (iv) outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of Delanco Bank may vote.
4.5.   Delanco Subsidiaries.
Delanco has no direct or indirect Subsidiaries nor own any equity interests in any other Person, other than Delanco Bank and the entities set forth in Section 4.5 of Delanco’s Disclosure Memorandum. Delanco owns all of the issued and outstanding shares of capital stock (or other equity interests) of the Delanco Subsidiaries. No capital stock (or other equity interest) of a Delanco Subsidiary is or may become required to be issued (other than to another Delanco Entity) by reason of any Equity Rights, and there are no Contracts by which a Delanco Subsidiary is bound to issue (other than to another Delanco Entity) additional shares of its capital stock (or other equity interests) or Equity Rights or by which any Delanco Entity is or may be bound to transfer any shares of the capital stock (or other equity interests) of a Delanco Subsidiary (other than to another Delanco Entity). There are no Contracts relating to the rights of any Delanco Entity to vote or to dispose of any shares of the capital stock (or other equity interests) of a Delanco Subsidiary. All of the shares of capital stock (or other equity interests) of each Delanco Subsidiary held by a Delanco Entity are fully paid under the Laws of the applicable jurisdiction of formation and are owned by the Delanco Entity free and clear of any Lien. Delanco Bank is an “insured depository institution” as defined in the Federal Deposit Insurance Act (the “FDIA”) and applicable regulations thereunder, the deposits in which are insured by the Federal Deposit Insurance Corporation (the “FDIC”) through the Deposit Insurance Fund to the maximum amount permitted by applicable Law and all premiums and assessments required to be paid in connection therewith have been paid when due. No proceedings for the revocation or termination of such deposit insurance are pending or, to the Knowledge of Delanco, threatened. The articles of incorporation or association, charter, bylaws, or other governing documents of each Delanco Subsidiary comply with applicable Law.
4.6.   Regulatory Reports.
(a)   Delanco’s Reports.   Since December 31, 2013, Delanco has filed on a timely basis, all forms, filings, registrations, submissions, statements, certifications, reports and documents required to be filed or furnished by it with any Regulatory Authority including the SEC and all federal and state banking Laws, and such reports were complete and accurate in all material respects and in compliance in all material respects with the requirements of any applicable Law and the requirements of the applicable Regulatory Authority.
(b)   Delanco Bank Reports.   Since December 31, 2013, Delanco Bank has duly filed with the OCC and any other applicable Regulatory Authorities, as the case may be, all reports, returns, filings, information, data, registrations, submissions, statements, required to be filed under any applicable Law, including any and all federal and state banking Laws, and the requirements of the applicable Regulatory Authority, and such reports were complete and accurate in all material respects and in compliance in all material respects with the requirements of any applicable Law. There (i) is no unresolved violation, criticism, or exception by any Regulatory Authority with respect to any report or statement relating to any examinations, inspections or investigations of Delanco Bank and (ii) has been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Authority with respect to the business, operations, policies or procedures of Delanco Bank.
4.7.   Financial Matters.
(a)   Financial Statements.   Seller has timely filed and made available to First Bank all forms, proxy statements, registration statements, reports, schedules, and other documents filed, together with any amendments thereto, by Delanco or any of its Subsidiaries with the SEC required to be filed by Delanco since December 31, 2013 (the “Delanco SEC Reports”). The Delanco SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing or, in the case of registration statements, at the effective date thereof, and in the case of proxy statements, at the date of the relevant meeting) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Delanco SEC Reports or necessary in order to make the statements in such Delanco SEC Reports, in light of the circumstances under which they were made, not misleading. Each of the Delanco Financial Statements (including, in each case, any related notes) contained in the Delanco SEC Reports, including any Delanco SEC Reports filed after the date of this Agreement until the Effective Time, complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by the SEC), and fairly presented in all material respects the consolidated financial position of Delanco and its Subsidiaries as at the respective dates and the consolidated results of operations, shareholders’ equity and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.
(b)   Call Reports.   The financial statements contained in the Call Reports of Delanco Bank for the periods ended June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016 (i) are true, accurate and complete in all material respects, (ii) have been prepared in accordance with GAAP and regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes and (iii) fairly present in all material respects the financial condition of Delanco Bank as of the respective dates set forth therein and the results of operations and shareholders’ equity for the respective periods set forth therein, subject to year-end adjustments. The financial statements contained in the Call Reports of Delanco Bank to be prepared after the date of this Agreement and prior to the Closing (A) will be true, accurate and complete in all material respects, (B) will have been prepared in accordance with GAAP and regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes and (C) will fairly present in all material respects the financial condition of Delanco Bank as of the respective dates set forth therein and the results of operations and shareholders’ equity of Delanco Bank for the respective periods set forth therein, subject to year-end adjustments.
(c)   Systems and Processes.   Since March 31, 2016, Delanco and each of its Subsidiaries has had in place disclosure controls and procedures reasonably designed and maintained to ensure that all information (both financial and non-financial) required to be disclosed by Delanco in the Delanco SEC Reports is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the chief executive officer, chief financial officer or other members of executive management of Delanco as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Delanco required by the SEC with respect to such reports. Delanco and its Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Delanco has disclosed, based on its most recent evaluation prior to the date of this Agreement, to Delanco’s outside auditors and the audit committee of the board of directors of Delanco, (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that would be reasonably likely to adversely affect Delanco’s ability to accurately record, process summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Delanco’s internal control over financial reporting. No attorney representing Delanco or any of its Subsidiaries, whether or not employed by Delanco or any of its Subsidiaries, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by Delanco or any of its officers, directors or employees to the board of directors of Delanco or any committee thereof or to any director or officer of Delanco. To the Knowledge of Delanco, there has been no instance of fraud by any Delanco Entity, whether or not material, that occurred during any period covered by the Delanco Financial Statements.

(d)   Records.   The records, systems, controls, data and information of Delanco and the Delanco Entities are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Delanco or the Delanco Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be likely to have, either individually or in the aggregate, a Material Adverse Effect on Delanco.
(e)   Auditor Independence.   The independent registered public accounting firm engaged to express its opinion with respect to the Delanco’s Financial Statements is, and has been throughout the periods covered thereby, “independent” within the meaning of applicable accounting requirements. As of the date hereof, the external auditor for Delanco has not resigned or been dismissed as a result of or in connection with any disagreements with Delanco on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
4.8.   Books and Records.
The Books and Records have been and are being maintained in the Ordinary Course in accordance and compliance with all applicable accounting requirements and Laws and are complete and accurate in all material respects to reflect corporate action by Delanco.
4.9.   Absence of Undisclosed Liabilities.
No Delanco Entity has incurred any Liability, except for Liabilities (a) incurred in the Ordinary Course since March 31, 2017, (b) incurred in connection with this Agreement and the transactions contemplated hereby, or (c) that are accrued or reserved against in the consolidated balance sheet of Delanco as of March 31, 2017 included in the Delanco Financial Statements at and for the period ending March 31, 2017.
4.10.   Absence of Certain Changes or Events.
(a)   Since March 31, 2017, there has not been a Material Adverse Effect on Delanco.
(b)   Since March 31, 2017, (i) Delanco and Delanco Subsidiaries have carried on their respective businesses only in the ordinary and usual course of business consistent with their past practices, (ii) there has not been any material damage, destruction or other casualty loss with respect to any material Asset owned, leased or otherwise used by Delanco or any Delanco Subsidiary whether or not covered by insurance and (iii) none of Delanco nor any of the Delanco Subsidiaries have taken any action that would be prohibited by Section 6.2 if taken after the date hereof.
4.11.   Tax Matters.
(a)   All Delanco Entities have timely filed with the appropriate Taxing authorities all material Tax Returns in all jurisdictions in which such Tax Returns are required to be filed, and such Tax Returns are correct and complete in all material respects. None of the Delanco Entities is the beneficiary of any extension of time within which to file any Tax Return (other than any extensions to file Tax Returns obtained in the Ordinary Course). All material Taxes of the Delanco Entities (whether or not shown on any Tax Return) that are due have been fully and timely paid. There are no Liens for any material amount of Taxes (other than a Lien for Taxes not yet due and payable or which is being contested in appropriate proceedings) on any of the Assets of any of the Delanco Entities. No claim has ever been made in writing by an authority in a jurisdiction where any Delanco Entity does not file a Tax Return that such Delanco Entity may be subject to Taxes by that jurisdiction.
(b)   None of the Delanco Entities has received any written notice of assessment or proposed assessment in connection with any material amount of Taxes, and there are no threatened in writing or pending disputes, claims, audits or examinations regarding any Taxes of any Delanco Entity or the Assets of any Delanco Entity which have not been paid, settled or withdrawn or for which adequate reserves have not been established. None of the Delanco Entities has waived any statute of limitations in respect of any Taxes.

(c)   Each Delanco Entity has complied in all material respects with all applicable Laws relating to the withholding of Taxes and the payment thereof to appropriate authorities, including Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor, and Taxes required to be withheld and paid pursuant to Sections 1441 and 1442 of the Internal Revenue Code or similar provisions under foreign Law.
(d)   The unpaid Taxes of each Delanco Entity (i) did not, as of the most recent fiscal month end, materially exceed the reserve for Tax Liability (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) for such Delanco Entity and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Delanco Entities in filing their Tax Returns.
(e)   None of the Delanco Entities is a party to any Tax indemnity, allocation or sharing agreement (other than any agreement solely between the Delanco Entities and other than any customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes) and none of the Delanco Entities has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Delanco) or has any Tax Liability of any Person under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law (other than the other members of the consolidated group of which Delanco is parent), or as a transferee or successor.
(f)   During the two-year period ending on the date hereof, none of the Delanco Entities was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Internal Revenue Code.
(g)   Each Delanco Benefit Plan, employment agreement or other compensation arrangement of target that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Internal Revenue Code has been established, written and operated in compliance with Section 409A of the Internal Revenue Code and the regulations thereunder. Neither Delanco nor any Delanco Subsidiary has any current or future obligation to gross up or reimburse any employee or other service provider for Taxes.
(h)   None of the Delanco Entities will be required to include after the Closing any material adjustment in taxable income pursuant to Section 481 of the Internal Revenue Code or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. None of the Delanco Entities have participated in any “reportable transactions” within the meaning of Treasury Regulation Section 1.6011-4.
4.12.   Assets.
(a)   Each Delanco Entity has good and marketable title to those Assets reflected in the most recent Delanco Financial Statements as being owned by such Delanco Entity or acquired after the date thereof (except Assets sold or otherwise disposed of since the date thereof in the Ordinary Course), free and clear of all Liens, except (a) statutory Liens securing payments not yet due, (b) Liens for real property Taxes not yet due and payable, (c) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or Assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (d) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or Assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Liens”). Delanco is the fee simple owner of all owned real property and the lessee of all leasehold estates reflected in the most recent Delanco Financial Statements, free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be owned or leased thereunder, as applicable. There are no pending or, to the Knowledge of Delanco, threatened condemnation or eminent domain proceedings against any real property that is owned or leased by Delanco. Delanco and its Subsidiaries own or lease all properties as are necessary to their operations as now conducted and no person has any option or right to acquire or purchase any ownership interest in the owned real property or any portion thereof.
(b)   Section 4.12(b) of the Delanco Disclosure Memorandum sets forth a complete and correct list of all street addresses, legal descriptions and fee owners of all real property owned, leased or licensed by any

Delanco Entity or otherwise occupied by a Delanco Entity or used or held for use by any Delanco Entity (collectively, the “Real Property”). Other than as set forth on Section 4.12(b) of the Delanco Disclosure Memorandum, there are no Persons in possession of any portion of any of the Real Property owned or leased by any Delanco Entity other than such Delanco Entity, and no Person other than a Delanco Entity has the right to use or occupy for any purpose any portion of any of the Real Property owned, leased or licensed by a Delanco Entity. Delanco or a Delanco Subsidiary has good and marketable fee title to all Real Property owned by it free and clear of all Liens, except Permitted Liens. There are no outstanding options, rights of first offer or refusal or other pre-emptive rights or purchase rights with respect to any such owned Real Property.
(c)   All leases of Real Property under which any Delanco Entity, as lessee, leases Real Property, are valid, binding and enforceable in accordance with their respective terms and Delanco or such Delanco Subsidiary has good and marketable leasehold interests to all Real Property leased by them. There is not under any such lease any material existing Default by any Delanco Entity or, to Delanco’s Knowledge, any other party thereto, or any event which with notice or lapse of time would constitute such a material Default and all rent and other sums and charges due and payable under such lease have been paid.
(d)   The Assets reflected in the most recent Delanco Financial Statements which are owned or leased by the Delanco Entities, and in combination with the Real Property, the Intellectual Property of any Delanco Entity, and contractual benefits and burdens of the Delanco Entities, constitute, as of the Closing Date, all of the Assets, rights and interests necessary to enable the Delanco Entities to operate consolidated businesses in the Ordinary Course and as the same is expected to be conducted on the Closing Date.
4.13.   Intellectual Property; Privacy.
(a)   Delanco Entity owns or has a valid license to use (in each case, free and clear of any Liens other than any Permitted Liens) all of the Intellectual Property necessary to carry on the business of such Delanco Entity. Each Delanco Entity is the owner of or has a license, with the right to sublicense, to any Intellectual Property sold or licensed to a third party by such Delanco Entity in connection with such Delanco Entity’s business operations, and such Delanco Entity has the right to convey by sale or license any Intellectual Property so conveyed. No Delanco Entity is in Default under any of its Intellectual Property licenses. No proceedings have been instituted, or are pending or to the Knowledge of Delanco threatened, which challenge the rights of any Delanco Entity with respect to Intellectual Property used, sold or licensed by such Delanco Entity in the course of its business, nor has any person claimed or alleged any rights to such Intellectual Property. The conduct of the business of the Delanco Entities and the use of any Intellectual Property by Delanco and its Subsidiaries does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any other person. No Person has asserted to Delanco in writing that Delanco or any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person. The validity, continuation and effectiveness of all licenses and other agreements relating to Intellectual Property used by any Delanco Entity in the course of its business and the current terms thereof will not be affected by the transactions contemplated by this Agreement. At and after the Effective Time, the use of the “Delanco Federal Savings Bank” trademark and trade name shall be transferred to First Bank in connection with the Merger and no Person besides First Bank (or another First Bank Entity, if applicable) shall have right and title to the “Delanco Federal Savings Bank” trademark and trade name. The Delanco Bank’s right to the use of and title to the name “Delanco Federal Savings Bank” will not be adversely impacted by consummation of the transactions contemplated by this Agreement.
(b)   (i) The computer, information technology and data processing systems, facilities and services used by Delanco and each of its Subsidiaries, including all software, hardware, networks, communications facilities, platforms and related systems and services (collectively, the “Systems”), are reasonably sufficient for the conduct of the respective businesses of Delanco and its Subsidiaries as currently conducted and (ii) the Systems are in good working condition to effectively perform all computing, information technology and data processing operations necessary for the operation of the respective businesses of Delanco and each of its Subsidiaries as currently conducted. To Delanco’s Knowledge, no third party has gained unauthorized access to any Systems owned or controlled by Delanco or any of its Subsidiaries, and Delanco and each of its Subsidiaries have taken commercially reasonable steps and implemented commercially reasonable safeguards to ensure that the Systems are secure from unauthorized access and free from any disabling codes or instructions, spyware, Trojan horses, worms, viruses or other software routines that permit or cause unauthorized access to, or disruption, impairment, disablement, or destruction of, software, data or other materials. Delanco and each of its Subsidiaries has implemented backup and disaster recovery policies, procedures and systems consistent with generally accepted industry standards and sufficient to reasonably maintain the operation of the respective businesses of Delanco and each of its Subsidiaries in all material respects.
(c)   Delanco and each of its Subsidiaries has (i) complied in all material respects with its published privacy policies and internal privacy policies and guidelines, including with respect to the collection, storage, transmission, transfer, disclosure, destruction and use of personally identifiable information and (ii) taken commercially reasonable measures to ensure that all personally identifiable information in its possession or control is protected against loss, damage, and unauthorized access, use, modification, or other misuse. To Delanco’s Knowledge, there has been no loss, damage, or unauthorized access, use, modification, or other misuse of any such information by Delanco, any of its Subsidiaries or any other person.
4.14.   Environmental Matters.
(a)   Each Delanco Entity, its Participation Facilities, and its Operating Properties are, and have been, in compliance, in all material respects, with all Environmental Laws.
(b)   There is no Litigation pending or, to the Knowledge of Delanco, threatened before any court, governmental agency, or authority or other forum in which any Delanco Entity or any of its Operating Properties or Participation Facilities (or Delanco in respect of such Operating Property or Participation Facility) has been or, with respect to threatened Litigation, may be named as a defendant (i) for alleged noncompliance (including by any predecessor) with or Liability under any Environmental Law or (ii) relating to the release, discharge, spillage, or disposal into the environment of any Hazardous Material, whether or not occurring at, on, under, adjacent to, or affecting (or potentially affecting) a site currently or formerly owned, leased, or operated by any Delanco Entity or any of its Operating Properties or Participation Facilities, nor is there any reasonable basis for any Litigation of a type described in this sentence.
4.15.   Compliance with Laws.
(a)   Each Delanco Entity has, and since December 31, 2013 has had, in effect all Permits necessary for it to own, lease, or operate its material Assets and to carry on its business as now or then conducted (and have paid all fees and assessments due and payable in connection therewith). There has occurred no Default under any such Permit and to the Knowledge of Delanco no suspension or cancellation of any such Permit is threatened. None of the Delanco Entities:
(i)   is in Default under any of the provisions of its certificate of incorporation or bylaws (or other governing instruments);
(ii)   is in material Default under any Laws, Orders, or Permits applicable to its business or employees conducting its business; or
(iii)   since December 31, 2013, has received any written notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof asserting that any Delanco Entity is not in compliance with any Laws or Orders or engaging in an unsafe or unsound activity.
(b)   Delanco and each Delanco Entity is in material compliance with all applicable Laws, regulatory capital requirements, or Orders to which they or their properties or Assets may be subject, including the Securities Laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any Laws promulgated by the Consumer Financial Protection Bureau, Laws administered or enforced by the Federal Reserve, or the FDIC, all Laws relating to data protection or privacy, any applicable state, federal or self-regulatory organization, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the Bank Secrecy Act, the USA PATRIOT Act of 2001, and any other Law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Fair Credit Reporting Act, all

other applicable fair lending and fair housing Laws or other Laws relating to discrimination (including, without limitation, anti-redlining, equal credit opportunity and fair credit reporting), Fair Debt Collections Practices Act, the Electronic Funds Transfer Act, all Laws relating to truth-in-lending, real estate settlement procedures or consumer credit (including, without limitation, the Consumer Credit Protection Act, the Truth-in-Lending Act and Regulation Z, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act of 1974 and Regulation X, the Equal Credit Opportunity Act and Regulation B, and applicable regulations thereunder), Sections 23A and 23B of the Federal Reserve Act and Regulation W, the Gramm-Leach-Bliley Act, the BHC Act, the FDIA, the Sarbanes-Oxley Act and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans. Delanco is “well-capitalized” and “well managed” (as those terms are defined in applicable regulations).
(c)   Delanco Bank (i) has properly certified all foreign deposit accounts and has made all necessary tax withholdings on all of its deposit accounts, (ii) has timely and properly filed and maintained all requisite Currency Transaction Reports and other related forms, including any requisite custom reports required by any agency of the U.S. Department of the Treasury, including the IRS, and (iii) has timely filed all Suspicious Activity Reports with the Financial Crimes Enforcement Network (bureau of the U.S. Department of the Treasury) required to be filed by it pursuant to applicable Laws and regulations referenced in this Section 4.15 and Sections 4.17 and 4.33.
(d)   Since December 31, 2013, Delanco and each of its Subsidiaries has properly administered, in all material respects, all accounts for which Delanco or any of its Subsidiaries acts as a fiduciary, including accounts for which Delanco or any of its Subsidiaries serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment adviser, in accordance with the terms of the applicable governing documents and applicable Laws. Since December 31, 2013, none of Delanco or any of its Subsidiaries, or, to Delanco’s Knowledge, any director, officer, or employee of Delanco or its Subsidiaries, has committed any material breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.
4.16.   Community Reinvestment Act Performance.
Delanco Bank is an “insured depositary institution” as defined in the FDIA and applicable regulations thereunder, is in compliance in all material respects with the applicable provisions of the Community Reinvestment Act of 1977 and the regulations promulgated thereunder and has received a Community Reinvestment Act rating of  “satisfactory” or “outstanding” in its most recently completed examination, and Delanco has no Knowledge of the existence of any fact or circumstance or set of facts or circumstances which could reasonably be expected to result in Delanco Bank having its current rating lowered such that it is no longer “satisfactory” or “outstanding.”
4.17.   Foreign Corrupt Practices.
No Delanco Entity, or, to the Knowledge of Delanco, any director, officer, agent, employee or other Person acting on behalf of a Delanco Entity has, in the course of its actions for, or on behalf of, any Delanco Entity (i) used any funds of Delanco or any of its Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from funds of Delanco or any of its Subsidiaries, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar Law, (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business to obtain special concessions for Delanco or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for Delanco or any of its Subsidiaries, (v) established or maintained any unlawful fund of monies or other Assets of Delanco or any of its Subsidiaries, (vi) made any fraudulent entry on the books or records of Delanco or any of its Subsidiaries or (vii) violated or is in violation of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, the USA PATRIOT ACT of 2001, the money laundering Laws of any jurisdiction, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Regulatory Authority

(collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Regulatory Authority or any arbitrator involving any Delanco Entity with respect to the Money Laundering Laws is pending or, to the Knowledge of Delanco, threatened. Each Delanco Entity has been conducting operations at all times in compliance with applicable financial recordkeeping and reporting requirements of all Money Laundering Laws administered and each Delanco Entity has established and maintained a system of internal controls designed to ensure compliance by the Delanco Entities with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws.
4.18.   Labor and Employment.
(a)   Section 4.18(b)(i) of Delanco’s Disclosure Memorandum sets forth a true and complete list of all employees of the Delanco Entities, including for each such employee: name, job title, hire date, whether full-time or part-time, Fair Labor Standards Act designation, work location, current annual salary, current annual bonus opportunity, fringe benefits (other than employee benefits applicable to all employees), bonus payouts for the past three years, and immigration status. Section 4.18(c)(ii) of Delanco’s Disclosure Memorandum sets forth a true and complete list of all independent contractors or consultants used by the Delanco Entities at any point during the prior three years, including for each such person: name, contact information, description of the services performed, consulting fee and consulting term. To Delanco’s Knowledge, no employee, independent contractor or consultant of any Delanco Entity is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality or non-competition agreement, that in any way adversely affects or restricts the performance of such person’s duties for the Delanco Entities. Each current and former employee, independent contractor and consultant of the Delanco Entities who has contributed to the creation or development of any Intellectual Property owned by any Delanco Entity has executed a nondisclosure and assignment-of-rights agreement for the benefit of the Delanco Entities and the Delanco Entities are the owner of all rights in and to all Intellectual Property created by such person in performing services for the Delanco Entities. No current employee, independent contractor or consultant of any Delanco Entity has provided written notice to a Delanco Entity of his or her intent to terminate employment or services with any Delanco Entity. No Delanco Entity has any “leased employees” within the meaning of Section 414(n) of the Internal Revenue Code. No employee of the Delanco Entities has a principal place of employment outside the United States or is subject to the labor and employment laws of any country other than the United States.
(b)   No Delanco Entity has, at any time, been a party to or had any obligations under a collective bargaining, works council or similar agreement. No Delanco Entity has at any time had, nor to the Delanco’s Knowledge is there now threatened, any walkout, strike, union activity, picketing, work stoppage, work slowdown, or any effort or attempt to organize, certify or represent the labor force of any Delanco Entity. There are no controversies, claims, audits, investigations, actions or similar proceedings pending or threatened with respect to any current or former employees or other service providers of the Delanco Entities regarding their employment or affiliation with any Delanco Entity.
(c)   Each Delanco Entity is and at all times has been in compliance, in all material respects, with all Law governing labor, employment and the withholding of Taxes, including but not limited to, all contractual commitments and all Laws relating to wages, hours, overtime, affirmative action, employee benefits, worker classification, collective bargaining, discrimination, civil rights, safety and health, workers’ compensation, reporting, collection and payment of withholding and/or Social Security taxes and similar taxes, and immigration. Each individual who has been classified by the Delanco Entities as a non-employee has been properly classified under all applicable Laws, and no such individual shall have a claim against any Delanco Entity for eligibility to participate in, or benefits under, any Delanco Benefit Plan if such individual is later reclassified as an employee of the Delanco Entities.
(d)   Each Delanco Entity has, or will have no later than the Closing Date, paid all accrued salaries, wages, bonuses, commissions, overtime, and other amounts due to be paid through the Closing Date. The Delanco Entities have no Liability with respect to any Taxes (or the withholding thereof) in connection with any independent contractor, consultant, director or other non-employee service provider of any Delanco Entity. Except as set forth on Section 4.18(d) of Delanco’s Disclosure Memorandum, the employment of each employee and the engagement of each independent contractor or consultant of the Delanco Entities are terminable at will by the relevant Delanco Entity without any penalty, liability or severance obligation incurred by the Delanco Entity.

4.19.   Employee Benefit Plans.
(a)   Section 4.19(a) of Delanco’s Disclosure Memorandum sets forth a complete and accurate list of all Delanco Benefit Plans. With respect to each Delanco Benefit Plan, Delanco has made available to First Bank prior to the execution of this Agreement true and correct copies of, if applicable: (i) the governing plan document and all amendments thereto (or, if such Delanco Benefit Plan is unwritten, a written description of its material terms), (ii) the summary plan description, any summaries of material modifications and any other material employee communications, (iii) the annual reports on Forms 5500 for the last three plan years, (iv) any actuarial valuations, (v) material contracts including trust agreements, insurance contracts, and administrative services agreements, (vi) the most recent determination or opinion letters for any Delanco Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code and (vii) any correspondence with the Department of Labor, Internal Revenue Service or any other governmental entity regarding such Delanco Benefit Plan. No Delanco Benefit Plan is subject to any laws other than those of the United States or any state, county or municipality in the United States.
(b)   Each Delanco Benefit Plan is and has been established, maintained and administered, in all material respects, in accordance with its terms and with all provisions of ERISA, the Internal Revenue Code and all other applicable Laws. No Delanco Benefit Plan is required to be amended within the ninety-day period beginning on the Closing Date in order to continue to comply with ERISA, the Internal Revenue Code, or any other applicable Law. Neither Delanco nor any ERISA Affiliate has, or could reasonably be expected to have, any material Liability for Taxes or reporting obligations under Sections 4975 through 4980 or Sections 4980B through 4980I of the Internal Revenue Code. No actions, investigations, proceedings, suits or claims with respect to any Delanco Benefit Plan are pending or, to Delanco’s Knowledge, threatened, and there are no facts that reasonably would be expected to give rise to any such actions, investigations, proceedings, suits or claims against any Delanco Benefit Plan, any fiduciary with respect to a Delanco Benefit Plan or the assets of a Delanco Benefit Plan (other than routine claims for benefits).
(c)   Each Delanco Benefit Plan that is a health or welfare plan has been amended and administered in accordance with the requirements of the Patient Protection and Affordable Care Act of 2010, as amended. Delanco maintains a health plan that satisfies the requirements for “minimum essential coverage” under Section 4980H(a) of the Internal Revenue Code (as applicable to “applicable large employers” within the meaning of Section 4980H(a) of the Internal Revenue Code, without regard to whether Delanco is an “applicable large employer”), which minimum essential coverage satisfies an affordability safe harbor under Treasury Regulation Section 54.4980H-5 and provides “minimum value” as defined in Treasury Regulation Section 54.4980H-1(a)(28), and Delanco has offered such minimum essential coverage to all “full-time employees” (within the meaning of Section 4980H of the Internal Revenue Code) and their dependents.
(d)   Each Delanco Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code is so qualified and has received a favorable determination letter or opinion letter, as applicable, from the Internal Revenue Service that is still in effect and on which such Delanco Benefit Plan is entitled to rely, and there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification or the imposition of material Liability, penalty or tax under ERISA, the Internal Revenue Code or any other applicable Laws. All assets of each Delanco Benefit Plan that is a qualified retirement plan consists solely of cash and actively traded securities.
(e)   Neither Delanco nor any ERISA Affiliate has at any time been a party to or maintained, sponsored, contributed to or has been obligated to contribute to, or had any Liability with respect to (i) any plan subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) a “multiemployer plan” (as defined in ERISA Section 3(37) or 4001(a)(3)), (iii) a “multiple employer plan” (as defined in 29 C.F.R. §4001.2) or a plan subject to Section 413(c) of the Code, (iii) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA or applicable state law), (iii) a self-funded health or other welfare benefit plan, or (iv) any voluntary employees’ beneficiary association (within the meaning of Section 501(c)(9) of the Internal Revenue Code). No Delanco Entity has any Liability or obligation to provide postretirement health, medical or life insurance benefits to any current or former employee or other service provider of any Delanco Entity, or any dependent or beneficiary thereof, except as otherwise required under state or federal benefits continuation Laws and for which the covered individual pays the full cost of coverage.

(f)   Prior to the Closing Date, Delanco shall have made all contributions required to be made to or with respect to each Delanco Benefit Plan as of the Closing Date and paid or accrued all Liabilities on account of any Delanco Benefit Plan in existence on or before the Closing Date. All contributions under a Delanco Benefit Plan that are due have been made within the time periods, if any, prescribed by ERISA and the Internal Revenue Code, and all contributions for any period ending on or before the Closing Date that are not yet due have been made to each such plan or accrued in accordance with the past custom and practice of Delanco. Each Delanco Benefit Plan may be terminated as of or after the Closing Date without resulting in any Liability to First Bank or the Surviving Corporation for any additional contributions, penalties, premiums, fees, fines, excise taxes, or any other charges or liabilities.
(g)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event): (i) result in any payment that could, individually or in combination with any other payment, constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Internal Revenue Code; (ii) result in any payment or benefit becoming due, or increase the amount of any payment or benefit due (x) to any current or former employee or other service provider of any Delanco Entity or (y) under any Delanco Benefit Plan, (iii) result in the acceleration of the time of payment or vesting of any compensation or benefits; (iv) result in the triggering or imposition of any restrictions or limitations on the rights of Delanco to amend or terminate any Delanco Benefit Plan; or (v) require the funding of any benefits or setting aside of benefits in a trust (including a rabbi trust).
4.20.   Material Contracts.
Except as otherwise reflected in the Delanco Financial Statements, none of the Delanco Entities, nor any of their respective Assets, businesses, or operations, is a party to, or is bound or affected by, or receives benefits under, any Contract (whether written or oral), (a) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) and that has not been filed as an exhibit to a Delanco SEC Report, (b) that is an employment, severance, termination, consulting, or retirement Contract providing for aggregate payments to any Person in any calendar year in excess of $50,000, (c) relating to the borrowing of money by any Delanco Entity or the guarantee by any Delanco Entity of any such obligation (other than Contracts evidencing deposit liabilities, purchases of federal funds, fully-secured repurchase agreements, advances and loans from the Federal Home Loan Bank, and trade payables, in each case in the Ordinary Course) in excess of  $25,000, (d) which prohibits or restricts any Delanco Entity (and/or, following consummation of the transactions contemplated by this Agreement, First Bank) from engaging in any business activities in any geographic area, line of business or otherwise in competition with any other Person, (e) relating to the purchase or sale of any goods or services by a Delanco Entity (other than Contracts entered into in the Ordinary Course and involving payments under any individual Contract not in excess of  $50,000 over its remaining term or involving Loans, borrowings or guarantees originated or purchased by any Delanco Entity in the Ordinary Course), (f) which obligates any Delanco Entity to conduct business with any third party on an exclusive or preferential basis, or requires referrals of business or any Delanco Entity to make available investment opportunities to any Person on a priority or exclusive basis, (g) which limits the payment of dividends by any Delanco Entity, (h) pursuant to which any Delanco Entity has agreed with any third parties to become a member of, manage or control a joint venture, partnership, limited liability company or other similar entity, (i) pursuant to which any Delanco Entity has agreed with any third party to a change of control transaction such as an acquisition, divestiture or merger or contains a put, call or similar right involving the purchase or sale of any equity interests or Assets of any Person and which contains representations, covenants, indemnities or other obligations (including indemnification, “earn-out” or other contingent obligations) that are still in effect, (j) which relates to Intellectual Property of Delanco (except for shrink-wrap, click-through or similar non-exclusive licenses for off-the-shelf or generally commercially available software), (k) between any Delanco Entity, on the one hand, and (i) any officer or director of any Delanco Entity, or (ii) to the Knowledge of Delanco, any (x) record or beneficial owner of five percent or more of the voting securities of Delanco, (y) Affiliate or family member of any such officer, director or record or beneficial owner or (z) any other Affiliate of Delanco, on the other hand, except those of a type available to employees of Delanco generally, (l) that provides for payments to be made by Delanco or any of its Subsidiaries upon a change in control thereof, (m) that may not be canceled by First Bank (after the consummation of the transactions contemplated herein), Delanco or any of their respective Subsidiaries without payment of a penalty or termination fee equal to or greater than $50,000 (assuming such Contract was terminated on the Closing Date), (n) containing any standstill or similar agreement pursuant to which Delanco has agreed not to acquire Assets or equity interests of another Person, (p) that provides for indemnification by Delanco or any of its Subsidiaries of any Person, except for non-material Contracts entered into in the Ordinary Course, (o) with or to a labor union or guild (including any collective bargaining agreement), (p) that grants any “most favored nation” right, right of first refusal, right of first offer or similar right with respect to any material Assets, or rights of Delanco or its Subsidiaries, taken as a whole, or (q) any other Contract or amendment thereto that is material to any Delanco Entity or their respective business or Assets and not otherwise entered into in the Ordinary Course. Each Contract of the type described in this Section 4.20, whether or not set forth in Delanco’s Disclosure Memorandum together with all Contracts referred to in Sections 4.13 and 4.19(a), are referred to herein as the “Delanco Contracts.” With respect to each Delanco Contract: (i) the Delanco Contract is legal, valid and binding on Delanco or a Delanco Subsidiary and is in full force and effect and is enforceable in accordance with its terms; (ii) no Delanco Entity is in Default thereunder; (iii) no Delanco Entity has repudiated or waived any material provision of any such Delanco Contract; (iv) no other party to any such Delanco Contract is, to the Knowledge of Delanco, in Default or has repudiated or waived any material provision thereunder; and (v) there is not pending or, to the Knowledge of Delanco, threatened cancellations of any Delanco Contract. All of the Delanco Contracts have been Previously Disclosed and complete and correct copies of each Delanco Contract have been made available to First Bank. All of the indebtedness of any Delanco Entity for money borrowed is prepayable at any time by such Delanco Entity without penalty or premium.
4.21.   Agreements with Regulatory Authorities.
Neither Delanco nor any of its Subsidiaries is subject to any cease-and-desist order or enforcement action issued by, or is a party to any formal or informal written agreement, consent decree, or memorandum of understanding with, or is a party to any commitment letter, safety and soundness compliance plan, order of prohibition or suspension or other written statement as described under 12 U.S.C. 1818(u), or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been a recipient of any supervisory letter from, or has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Authority that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in Delanco’s Disclosure Memorandum, a “Delanco Regulatory Agreement”), nor has Delanco or any Delanco Subsidiary been advised in writing or, to Delanco’s Knowledge, orally, since December 31, 2013, by any Regulatory Authority that it is considering issuing, initiating, ordering, or requesting any such Delanco Regulatory Agreement.
4.22.   Investment Securities.
(a)   Each of Delanco and its Subsidiaries has good title in all material respects to all securities and commodities owned by it (except those sold under repurchase agreements, borrowings of federal funds or advances and loans from the Federal Reserve Banks or Federal Home Loan Banks or held in any fiduciary or agency capacity), free and clear of any Lien, except (i) as set forth in the Delanco Financial Statements and (ii) to the extent such securities or commodities are pledged in the Ordinary Course to secure obligations of Delanco or its Subsidiaries. Such securities are valued on the books of Delanco in accordance with GAAP in all material respects.
(b)   Delanco and its Subsidiaries employ, to the extent applicable, investment, securities, risk management and other policies, practices and procedures that Delanco believes are prudent and reasonable in the context of their respective businesses, and Delanco and its Subsidiaries have, since December 31, 2013, been in compliance with such policies, practices and procedures in all material respects.
4.23.   Derivative Instruments and Transactions.
All Derivative Transactions (as defined below) whether entered into for the account of any Delanco Entity or for the account of a customer of any Delanco Entity (a) were entered into in the Ordinary Course and in accordance with prudent banking practice and applicable rules, regulations and policies of all applicable Regulatory Authorities, (b) are legal, valid and binding obligations of the Delanco Entity party thereto and, to the Knowledge of Delanco, each of the counterparties thereto and (c) are in full force and effect and enforceable in accordance with their terms. Delanco or its Subsidiaries and, to the Knowledge of Delanco, the counterparties to all such Derivative Transactions, have duly performed, in all material respects, their obligations thereunder to the extent that such obligations to perform have accrued. To the Knowledge of Delanco, there are no material breaches, violations or Defaults or allegations or assertions of such by any party pursuant to any such Derivative Transactions. The financial position of Delanco and its Subsidiaries on a consolidated basis under or with respect to each such Derivative Transaction has been reflected in the Books and Records of Delanco and such Subsidiaries in accordance with GAAP. For purposes of this Agreement, the term “Derivative Transaction” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.
4.24.   Legal Proceedings.
There is no Litigation instituted or pending, or, to the Knowledge of Delanco, threatened against any Delanco Entity, or against any current or former director, officer or employee of a Delanco Entity in their capacities as such or Delanco Benefit Plan, or against any Asset, interest, or right of any of them, nor are there any Orders outstanding against any Delanco Entity, in each case, that has not had and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Delanco. Section 4.24 of Delanco’s Disclosure Memorandum sets forth a list of all Litigation as of the date of this Agreement to which any Delanco Entity is a party. Section 4.24 of Delanco’s Disclosure Memorandum sets forth a list of all Orders to which any Delanco Entity is subject.
4.25.   Statements True and Correct.
(a)   None of the information supplied or to be supplied by any Delanco Entity or any Affiliate thereof for inclusion (including by incorporation by reference) in the Proxy Statement to be filed by First Bank with the FDIC and Delanco with the SEC will, when supplied or when the Proxy Statement is cleared by the FDIC or the SEC, as applicable (or when incorporated by reference), be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein not misleading. The portions of the Proxy Statement relating to Delanco and its Subsidiaries and other portions within the reasonable control of Delanco and its Subsidiaries will comply as to form in all material respects with the requirements of the FDIC and with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
(b)   None of the information supplied or to be supplied by any Delanco Entity or any Affiliate thereof for inclusion (including by incorporation by reference) in the Proxy Statement, and any other documents to be filed by a Delanco Entity or any Affiliate thereof with any Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective time such information is supplied and such documents are filed (or when incorporated by reference), and with respect to the Proxy Statement, when first mailed to the shareholders of Delanco, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of Delanco’s Shareholders’ Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for Delanco’s Shareholders’ Meeting.
4.26.   State Takeover Statutes and Takeover Provisions.
Delanco has taken all action required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from, and this Agreement and the transactions contemplated hereby are exempt from, the requirements of any “moratorium,” “fair price,” “affiliate transaction,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law (collectively, “Takeover Laws”). No Delanco Entity is the beneficial owner (directly or indirectly) of more than 10% of the outstanding capital stock of First Bank entitled to vote in the election of First Bank’s directors.
4.27.   Opinion of Financial Advisor.
Delanco has received the opinion of FinPro Capital Advisors, Inc., which, if initially rendered verbally has been confirmed by a written opinion, dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair, from a financial point of view, to the holders of Delanco Common Stock. Such opinion has not been amended or rescinded as of the date of this Agreement.
4.28.   Tax and Regulatory Matters.
No Delanco Entity or, to the Knowledge of Delanco, any Affiliate thereof has taken or agreed to take any action, and Delanco does not have any Knowledge of any agreement, plan or other circumstance, that is reasonably likely to (a) prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code or (b) materially impede or delay receipt of any of the Requisite Regulatory Approvals.
4.29.   Loan Matters.
(a)   Except as such disclosure may be limited by any applicable Law, Section 4.29(a) of Delanco’s Disclosure Memorandum sets forth a true, correct and complete list of  (i) any written or oral Loans in which Delanco or any Delanco Subsidiary is a creditor which as of June 30, 2017, had an outstanding balance of  $50,000 or more and under the terms of which the obligor was, as of September 30, 2017, over 90 days or more delinquent in payment of principal or interest, (ii) all of the Loans of Delanco and its Subsidiaries that, (A) as of June 30, 2017 had an outstanding balance of  $50,000 or more and were (1) on non-accrual status or (2) classified by Delanco as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the aggregate principal amount of and accrued and unpaid interest on such Loans as of such date, (B) with respect to which, since December 31, 2013, the interest rate has been reduced and/or the maturity date has been extended subsequent to the agreement under which such Loan or Loan participation was originally created due to concerns regarding the borrower’s ability to pay in accordance with the initial terms, excluding, in the case of this clause (B), (x) those Loans Delanco classifies as government insured pool buyout loans or residential mortgage loans and (y) Loans with a principal amount of  $50,000 or less individually, and (iii) each asset of Delanco or any Delanco Subsidiary that, as of June 30, 2017, is classified by Delanco as “Other Real Estate Owned” and the book value thereof, other than such assets with a book value of  $50,000 or less individually.
(b)   Each Loan currently outstanding (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) is a legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought). The notes or other credit or security documents with respect to each such outstanding Loan were in compliance in all material respects with all applicable Laws at the time of origination or purchase by a Delanco Entity and are complete and correct in all material respects.
(c)   Each outstanding Loan (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in all material respects in accordance with the relevant notes or other credit or security documents, Delanco’s written underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable requirements of Laws.

(d)   None of the Contracts pursuant to which any Delanco Entity has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein solely on account of a payment default by the obligor on any such Loan. Except as would not be material to Delanco and its Subsidiaries, each Loan included in a pool of Loans originated, securitized or, to the Knowledge of Delanco, acquired by Delanco or any of its Subsidiaries (a “Pool”) meets all eligibility requirements (including all applicable requirements for obtaining mortgage insurance certificates and Loan guaranty certificates) for inclusion in such Pool. All such Pools have been finally certified or, if required, recertified in accordance with all applicable Laws, rules and regulations, except where the time for certification or recertification has not yet expired. No Pools have been improperly certified, and, except as would not be material to Delanco and its Subsidiaries, no Loan has been bought out of a Pool without all required approvals of the applicable investors.
(e)   (i) Section 4.29(e) of Delanco’s Disclosure Memorandum sets forth a list of all Loans as of the date hereof by Delanco to any directors, executive officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of any Delanco Entity, (ii) there are no employee, officer, director, principal shareholder or other affiliate Loans on which the borrower is paying a rate other than that reflected in the note or other relevant credit or security agreement or on which the borrower is paying a rate which was not in compliance with Regulation O and (iii) all such Loans are and were originated in compliance in all material respects with all applicable Laws.
(f)   Neither Delanco nor any of its Subsidiaries is now nor has it ever been since December 31, 2013, subject to any material fine, suspension, settlement or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Regulatory Agency relating to the origination, sale or servicing of mortgage or consumer Loans.
4.30.   Deposits.
All of the deposits held by Delanco (including the records and documentation pertaining to such deposits) have been established and are held in compliance in all material respects with (a) all applicable policies, practices and procedures of Delanco and (b) all applicable Laws, including Money Laundering Laws and anti-terrorism or embargoed persons requirements. All of the deposits held by Delanco are insured to the maximum limit set by the FDIC, and the FDIC premium and all assessments have been fully paid, and no proceedings for the termination or revocation of such insurance are pending, or, to the Knowledge of Delanco, threatened.
4.31.   Allowance for Loan and Lease Losses.
The allowance for loan and lease losses (“ALLL”) reflected in the Delanco Financial Statements was, as of the date of each of the Delanco Financial Statements, in the opinion of management of Delanco, in compliance with Delanco’s existing methodology for determining the adequacy of its ALLL and in compliance in all material respects with the standards established by the applicable Regulatory Authority, the Financial Accounting Standards Board and GAAP.
4.32.   Insurance.
Delanco Entities are insured with reputable insurers against such risks and in such amounts as the management of Delanco reasonably has determined to be prudent and consistent with industry practice. Section 4.32 of Delanco’s Disclosure Memorandum contains a true, correct and complete list and a brief description (including the name of the insurer, agent, coverage and the expiration date) of all insurance policies in force on the date hereof with respect to the business and Assets of the Delanco Entities, correct and complete copies of which policies have been provided to First Bank prior to the date hereof. The Delanco Entities are in material compliance with their insurance policies and are not in Default under any of the material terms thereof. Each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of the Delanco Entities or Delanco is the sole beneficiary of such policies. All premiums and other payments due under any such policy have been paid, and all material claims thereunder have been filed in due and timely fashion. To Delanco’s Knowledge, no Delanco Entity has received any written notice of cancellation or non-renewal of any such policies, nor, to Delanco’s Knowledge, is the termination of any such policies threatened.

4.33.   OFAC; Sanctions.
None of Delanco, any Delanco Entity or any director or officer or, to the Knowledge of Delanco, any agent, employee, Affiliate or other Person acting on behalf of any Delanco Entity (a) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Sudan, Syria or the Crimea region of Ukraine claimed by Russia (“Sanctioned Countries”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any Person made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals (“SDN List”) of the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), (b) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States Law, (c) is a Person currently the subject of any Sanctions or (d) is located, organized or resident in any Sanctioned Country.
4.34.   Brokers and Finders.
Except for FinPro Capital Advisors, Inc., neither Delanco nor any of its officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.
4.35.   Transactions with Affiliates.
There are no Contracts, plans, arrangements or other transactions between any Delanco Entity, on the one hand, and (a) any officer or director of any Delanco Entity, (b) to Delanco’s Knowledge, any (i) record or beneficial owner of five percent or more of the voting securities of Delanco or (ii) Affiliate or family member of any such officer, director or record or beneficial owner, or (c) any other Affiliate of Delanco, on the other hand, except those, in each case, of a type available to employees of Delanco generally.
4.36.   Investment Adviser Subsidiary.
Neither Delanco nor any Delanco Subsidiary provides investment management, investment advisory or sub-advisory services to any Person (including management and advice provided to separate accounts and participation in wrap fee programs) and that is required to register with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
4.37.   No Broker-Dealer Subsidiary.
Neither Delanco nor any Delanco Subsidiary is a broker-dealer required to be registered under the Exchange Act with the SEC.
4.38.   No Insurance Subsidiary.
Neither Delanco nor any Delanco Subsidiary conducts insurance operations that require a license from any national, state or local governmental authority or Regulatory Authority under any applicable Law.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BUYER
Except (a) as Previously Disclosed or (b) for information and documents commonly known as “confidential supervisory information” that is prohibited from disclosure (and as to which nothing in this Agreement shall require disclosure), First Bank hereby represents and warrants to Delanco as follows:
5.1.   The Standard.
No representation or warranty of First Bank contained in Article 5 shall be deemed untrue or incorrect, and First Bank shall not be deemed to have breached a representation or warranty, in each case for all purposes hereunder, including the condition set forth in Section 8.3(a), as a consequence or result of the existence or absence of any fact, circumstance, change or event unless such fact, circumstance, change or event, individually or taken together with all other facts, circumstances, changes or events inconsistent with any representation or warranty contained in Article 5 has had or is reasonably likely to have a Material Adverse Effect on First Bank (it being understood that for the purpose of determining the accuracy of such representations and warranties, other than the representation in Section 5.7, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded); provided, that the foregoing shall not apply to the representations in Sections 5.2 (first sentence only), 5.3, 5.3(b)(i), 5.4(b) and 5.14, which shall be true and correct in all material respects, and the representations and warranties in Sections 5.4(a), 5.4(c), 5.7 and 5.17 which shall be true and correct in all respects (except for inaccuracies in Sections 5.4(a) and 5.4(c) that are de minimis in amount).
5.2.   Organization, Standing, and Power.
(a)   First Bank is a bank duly organized, validly existing, and in good standing under the Laws of the State of New Jersey, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its Assets. First Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed.
(b)   From and after the date of incorporation of Merger Sub, First Bank shall own beneficially and of record all of the outstanding capital stock of Merger Sub, free and clear of all Liens. Merger Sub will be formed solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement, and immediately prior to the execution of the Joinder Agreement, Merger Sub will not have any Liabilities of any nature other than those incident to its formation and pursuant to the Merger, and prior to the Effective Time, will not have engaged in any other business activities other than those relating to the Merger and the other transactions contemplated by this Agreement.
5.3.   Authority; No Breach By Agreement.
(a)   Authority.   First Bank has and Merger Sub, as of the date it executes and delivers the Joinder Agreement, will have the corporate power and authority necessary to execute, deliver, in the case of First Bank, this Agreement and, in the case of Merger Sub, the Joinder Agreement and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement (in the case of Merger Sub, by executing and delivering the Joinder Agreement) and the consummation of the transactions contemplated herein, including the Merger and the Bank Merger, have been (in the case of First Bank) or will have been upon the execution and delivery of the Joinder Agreement (in the case of Merger Sub), duly and validly authorized by all necessary corporate action in respect thereof on the part of First Bank and Merger Sub (including approval by all of the members of the board of directors of First Bank and directing the submission of this Agreement to a vote at a meeting of shareholders of First Bank), subject to the approval of this Agreement by the affirmative vote of the holders of at least two-thirds of the outstanding shares of First Bank Common Stock entitled to vote on the Bank Merger Agreement and the Bank Merger (the “First Bank Shareholder Approval”) as contemplated by Section 7.1. Subject to the requisite First Bank Shareholder Approval and, assuming the due authorization, execution and delivery by Delanco, this Agreement represents a legal, valid, and binding obligation of First Bank and, upon the execution and delivery of the Joinder Agreement by Merger Sub, will constitute a legal and binding obligation of Merger Sub, enforceable against First Bank and Merger Sub in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).
(b)   No Conflicts.   Neither the execution and delivery of this Agreement by First Bank or Merger Sub (in the case of Merger Sub, by the execution and delivery of the Joinder Agreement), nor the consummation by First Bank or Merger Sub of the transactions contemplated hereby, nor compliance by First Bank with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of First Bank’s Certificate of Incorporation or Bylaws or Merger Sub’s certificate of incorporation or bylaws,

(ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any First Bank Entity under, any Contract or Permit of any First Bank Entity, or (iii) subject to receipt of the Requisite Regulatory Approvals, constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any First Bank Entity or any of their respective material Assets.
(c)   Consents.   Other than in connection or compliance with the provisions of the Securities Laws (including the filing and declaration of effectiveness of the Proxy Statement), applicable state corporate and Securities Laws, the rules of NASDAQ, the NJBA, the Laws of the State of New Jersey with respect to First Bank, and the Requisite Regulatory Approvals, no notice to, filing with, or Consent of, any public body or authority is necessary for the consummation by First Bank of the Merger, the Bank Merger and the other transactions contemplated in this Agreement.
5.4.   Capital Stock.
(a)   The authorized capital stock of First Bank consists of  (i) 20,000,000 shares of First Bank Common Stock, of which 17,437,173 shares are issued and outstanding as of October 13, 2017, and (ii) 5,000,000 shares of preferred stock, par value $2.00 per share, of First Bank, of which no shares are issued and outstanding as of October 13, 2017. As of the date of this Agreement, no more than 777,297 shares of First Bank Common Stock are subject to First Bank Options or other Equity Rights in respect of First Bank Common Stock, and no more than 625,000 shares of First Bank Common Stock were reserved for future grants under the First Bank Stock Plans. Upon any issuance of any shares of First Bank Common Stock in accordance with the terms of the First Bank Stock Plans, such shares will be duly and validly issued and fully paid and nonassessable.
(b)   All of the issued and outstanding shares of First Bank Capital Stock are, and all of the shares of First Bank Common Stock to be issued in exchange for shares of Delanco Common Stock upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be, duly and validly issued and outstanding and fully paid and nonassessable under the NJBA. None of the shares of First Bank Common Stock to be issued in exchange for shares of Delanco Common Stock upon consummation of the Merger will be, issued in violation of any preemptive rights of the current or past shareholders of First Bank.
(c)   Except as set forth in Section 5.4(a), as of October 13, 2017, 2017, there are no shares of capital stock or other equity securities of First Bank outstanding and no outstanding Equity Rights relating to the capital stock of First Bank. No First Bank Subsidiary owns any capital stock of Delanco.
5.5.   SEC Filings; Financial Statements.
(a)   First Bank has timely filed and made available to Delanco all FDIC Documents required to be filed by First Bank since December 31, 2016 (the “First Bank FDIC Reports”). The First Bank FDIC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing or, in the case of registration statements, at the effective date thereof, and in the case of proxy statements, at the date of the relevant meeting) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such First Bank FDIC Reports or necessary in order to make the statements in such First Bank FDIC Reports, in light of the circumstances under which they were made, not misleading.
(b)   Each of the First Bank Financial Statements (including, in each case, any related notes) contained in the First Bank FDIC Reports, including any First Bank FDIC Reports filed after the date of this Agreement until the Effective Time, complied as to form in all material respects with the applicable published rules and regulations of the FDIC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by the FDIC), and fairly presented in all material respects the consolidated financial position of First Bank and its Subsidiaries as at the respective dates and the consolidated results of operations, shareholders’ equity and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

(c)   Since December 31, 2016, First Bank and each of its Subsidiaries has had in place disclosure controls and procedures reasonably designed and maintained to ensure that all information (both financial and non-financial) required to be disclosed by First Bank in the First Bank FDIC Reports is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the FDIC, and that such information is accumulated and communicated to the chief executive officer, chief financial officer or other members of executive management of First Bank as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of First Bank required by the FDIC with respect to such reports.
(d)   First Bank and its Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. First Bank has disclosed, based on its most recent evaluation prior to the date of this Agreement, to First Bank’s outside auditors and the audit committee of the board of directors of First Bank, (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that would be reasonably likely to adversely affect First Bank’s ability to accurately record, process summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in First Bank’s internal control over financial reporting.
(e)   Since December 31, 2013, (i) neither any First Bank Entity nor, to the Knowledge of First Bank, any director, officer, employee, auditor, accountant or representative of any First Bank Entity has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of any First Bank Entity or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that any First Bank Entity has engaged in questionable accounting or auditing practices and (ii) no attorney representing any First Bank Entity, whether or not employed by any First Bank Entity, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by First Bank or any of its officers, directors, employees or agents to the board of directors of First Bank or any committee thereof or to any of First Bank’s directors or officers.
5.6.   Absence of Undisclosed Liabilities.
No First Bank Entity has incurred any Liability, except (a) such Liabilities incurred in the Ordinary Course consistent with past practice since December 31, 2016, (b) in connection with this Agreement and the transactions contemplated hereby, and (c) such Liabilities that are accrued or reserved against in the consolidated balance sheets of First Bank as of December 31, 2016, included in the First Bank Financial Statements delivered or filed prior to the date of this Agreement.
5.7.   Absence of Certain Changes or Events.
Since December 31, 2016 there has not been a Material Adverse Effect on First Bank.
5.8.   Tax Matters.
(a)   The First Bank Entities have timely filed with the appropriate Taxing authorities all material Tax Returns in all jurisdictions in which such Tax Returns are required to be filed and such Tax Returns are correct and complete in all material respects. The First Bank Entities are not the beneficiary of any extension of time within which to file any Tax Return (other than any extensions to file Tax Returns obtained in the Ordinary Course). All material Taxes of the First Bank Entities (whether or not shown on any Tax Return) have been fully and timely paid. There are no Liens for any material amount of Taxes (other than a Lien for Taxes not yet due and payable or for which are being contested in appropriate proceedings) on any of the Assets of the First Bank Entities. No claim has ever been made in writing by an authority in a jurisdiction where any First Bank Entity does not file a Tax Return that such First Bank Entity may be subject to Taxes by that jurisdiction.
(b)   None of the First Bank Entities has received any written notice of assessment or proposed assessment in connection with any material amount of Taxes, and there are no threatened in writing or pending disputes, claims, audits or examinations regarding any Taxes of any First Bank Entity. None of the First Bank Entities has waived any statute of limitations in respect of any Taxes.

(c)   Each First Bank Entity has complied in all material respects with all applicable Laws, rules and regulations relating to the withholding of Taxes and the payment thereof to appropriate authorities, including Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor, and Taxes required to be withheld and paid pursuant to Sections 1441 and 1442 of the Internal Revenue Code or similar provisions under foreign Law.
5.9.   Compliance with Laws.
(a)   Each First Bank Entity has in effect all Permits necessary for it to own, lease or operate its material Assets and to carry on its business as now conducted and there has occurred no Default under any such Permit. None of the First Bank Entities:
(i)   is in Default under its Certificate of Incorporation or Bylaws (or other governing instruments); or
(ii)   is in Default under any Laws, Orders or Permits applicable to its business or employees conducting its business; or
(iii)   since December 31, 2013, has received any notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof (i) asserting that any First Bank Entity is not in compliance with any Laws or Orders, or (ii) requiring any First Bank Entity to enter into or consent to the issuance of a cease and desist order, injunction, formal or informal agreement, directive, consent decree, commitment or memorandum of understanding, order of prohibition or suspension or other written statements as described under 12 U.S.C. 1818(u), or to adopt any board resolution or similar undertaking, which restricts materially the conduct of its business.
(b)   First Bank and each First Bank Entity is in compliance with all applicable Laws, regulatory capital requirements, or Orders to which they or their properties or Assets may be subject, including the Securities Laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any Laws promulgated by the Consumer Financial Protection Bureau, Laws administered or enforced by the Federal Reserve, or the FDIC, all laws related to data protection or privacy, any applicable state, federal or self-regulatory organization, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the Bank Secrecy Act, the USA PATRIOT Act of 2001, and any other Law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Fair Credit Reporting Act, all other applicable fair lending and fair housing Laws or other Laws relating to discrimination (including, without limitation, anti-redlining, equal credit opportunity and fair credit reporting), Fair Debt Collections Practices Act, the Electronic Funds Transfer Act, all Laws relating to truth-in-lending, real estate settlement procedures or consumer credit (including, without limitation, the Consumer Credit Protection Act, the Truth-in-Lending Act and Regulation Z, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act of 1974 and Regulation X, the Equal Credit Opportunity Act and Regulation B, and applicable regulations thereunder), Sections 23A and 23B of the Federal Reserve Act and Regulation W, the Gramm-Leach-Bliley Act, the BHC Act, the FDIA, the Sarbanes-Oxley Act and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans.
5.10.   Community Reinvestment Act Performance.
First Bank is an “insured depositary institution” as defined in the FDIA and applicable regulations thereunder, is in compliance in all material respects with the applicable provisions of the Community Reinvestment Act of 1977 and the regulations promulgated thereunder and has received a Community Reinvestment Act rating of  “satisfactory” or “outstanding” in its most recently completed examination, and First Bank has no Knowledge of the existence of any fact or circumstance or set of facts or circumstances which could reasonably be expected to result in First Bank having its current rating lowered such that it is no longer “satisfactory” or “outstanding.”
5.11.   Legal Proceedings.
There is no Litigation instituted or pending, or, to the Knowledge of First Bank, threatened against any First Bank Entity, or against any director, employee or employee benefit plan of any First Bank Entity, or against any Asset, interest, or right of any of them, nor are there any Orders outstanding against any First Bank Entity.

5.12.   Reports.
Since December 31, 2013, each First Bank Entity has filed all material reports and statements, together with any amendments required to be made with respect thereto, including Call Reports, that it was required to file with Regulatory Authorities (other than the FDIC). As of its respective date, each such report and document did not, in all material respects, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements made therein not misleading.
5.13.   Agreements with Regulatory Authorities.
Neither First Bank nor any of its Subsidiaries is subject to any cease-and-desist order or enforcement action issued by, or is a party to any formal or informal written agreement, consent decree, or memorandum of understanding with, or is a party to any commitment letter, safety and soundness compliance plan, order of prohibition or suspension or other written statement as described under 12 U.S.C. 1818(u), or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been a recipient of any supervisory letter from, or has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Authority that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its management or its business.
5.14.   Statements True and Correct.
(a)   None of the information supplied or to be supplied by any First Bank Entity or any Affiliate thereof for inclusion (including by incorporation by reference) in the Proxy Statement to be filed by First Bank with the FDIC or Delanco with the SEC, will, when the Proxy Statement is cleared by the FDIC or SEC, as applicable (or when incorporated by reference), be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The portions of the Proxy Statement relating to First Bank and its Subsidiaries and other portions within the reasonable control of First Bank and its Subsidiaries will comply as to form in all material respects with the requirements of the FDIC and with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
(b)   None of the information supplied or to be supplied by any First Bank Entity or any Affiliate thereof for inclusion (including by incorporation by reference) in the Proxy Statement to be mailed to Delanco’s shareholders in connection with Delanco’s Shareholders’ Meeting, and any other documents to be filed by any First Bank Entity or any Affiliate thereof with the FDIC or any other Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective time such documents are filed, and with respect to the Proxy Statement, when first mailed to the shareholders of Delanco and the shareholders of First Bank, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of Delanco’s Shareholders’ Meeting, be false or misleading with respect to any material fact, or omit to state any material fact, in light of the circumstances under which they were made, necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for Delanco’s Shareholders’ Meeting.
5.15.   Tax and Regulatory Matters.
No First Bank Entity or, to the Knowledge of First Bank, any Affiliate thereof has taken or agreed to take any action, and First Bank does not have any Knowledge of any agreement, plan or other circumstance, that is reasonably likely to (a) prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, or (b) materially impede or delay receipt of any of the Requisite Regulatory Approvals.
5.16.   Allowance for Loan and Lease Losses.
The ALLL reflected in the First Bank Financial Statements was, as of the date of each of the First Bank Financial Statements, in the opinion of management of First Bank, in compliance with First Bank’s existing methodology for determining the adequacy of its ALLL and in compliance in all material respects with the standards established by the applicable Regulatory Authority, the Financial Accounting Standards Board and GAAP.
5.17.   Brokers and Finders.
Except for Sandler O’Neill & Partners, L.P., neither First Bank nor any of its officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.
ARTICLE 6
CONDUCT OF BUSINESS PENDING CONSUMMATION
6.1.   Affirmative Covenants of Delanco.
From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of First Bank shall have been obtained, and except as otherwise expressly contemplated herein, as required by Law or as set forth in Section 6.1 of Delanco’s Disclosure Memorandum, Delanco shall, and shall cause each of its Subsidiaries to, (a) operate its business only in the usual, regular, and Ordinary Course, consistent with past practice, (b) use its reasonable best efforts to preserve intact its business (including its organization, Assets, goodwill and insurance coverage), and maintain its rights, authorizations, franchises, advantageous business relationships with customers, vendors, strategic partners, suppliers, distributors and others doing business with it, and the services of its directors, officers and employees, and (c) take no action that is intended to or which would reasonably be expected to adversely affect or delay (i) the receipt of any approvals of any Regulatory Authority required to consummate the transactions contemplated by this Agreement, (ii) the consummation of the transactions contemplated by this Agreement or (iii) performance of its covenants and agreements in this Agreement.
6.2.   Negative Covenants of Delanco.
From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of First Bank shall have been obtained, which consent shall not be unreasonably withheld, conditioned or delayed, and except as required by Law, as otherwise expressly contemplated herein or as set forth in Section 6.2 of Delanco’s Disclosure Memorandum, Delanco covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following:
(a)   amend the certificate of incorporation, articles of association, charter, bylaws or other governing instruments of any Delanco Entity;
(b)   incur, assume, guarantee, endorse or otherwise as an accommodation become responsible for any additional debt obligation or other obligation for borrowed money (other than the creation of deposit liabilities, purchases of federal funds, borrowings from any Federal Home Loan Bank, sales of certificates of deposits, in each case incurred in the Ordinary Course);
(c)   (i) repurchase, redeem, or otherwise acquire or exchange (other than in accordance with the terms of this Agreement), directly or indirectly, any shares, or any securities convertible into or exchangeable or exercisable for any shares, of the capital stock of any Delanco Entity (except for the acceptance of shares of Delanco Common Stock as payment for the exercise of Delanco Stock Options or for withholding taxes incurred in connection with the exercise of Delanco Stock Options and dividend equivalents thereon, in each case in the Ordinary Course and in accordance with the terms of the applicable Delanco Stock Plan and award agreement in effect on the date hereof), (ii) make, declare, pay or set aside for payment any dividend or set any record date for or declare or make any other distribution in respect of Delanco’s capital stock or other equity interests;
(d)   issue, grant, sell, pledge, dispose of, encumber, authorize or propose the issuance of, enter into any Contract to issue, grant, sell, pledge, dispose of, encumber, or authorize or propose the issuance of, or otherwise permit to become outstanding, any additional shares of Delanco Common Stock or any other capital stock of any Delanco Entity, or any stock appreciation rights, or any option, warrant, or other Equity Right, other than the issuance of any shares of Delanco Common Stock upon the exercise of Delanco Stock Options that are outstanding on the date of this Agreement in accordance with the terms of the applicable Delanco Stock Plan and award agreement;
(e)   directly or indirectly adjust, split, combine or reclassify any capital stock or other equity interest of any Delanco Entity or issue or authorize the issuance of any other securities in respect of or in substitution for shares of Delanco Common Stock, or sell, transfer, lease, mortgage, permit any Lien, or otherwise dispose of, discontinue or otherwise encumber (i) any shares of capital stock or other equity interests of any Delanco Entity (unless any such shares of capital stock or other equity interest are sold or otherwise transferred to Delanco or one of the Delanco Subsidiaries) or (ii) any Asset other than pursuant to Contracts in force at the date of the Agreement or sales of investment securities in the Ordinary Course;
(f)   (i) except for purchases of investment securities in the Ordinary Course, purchase any securities or make any acquisition of or investment in, either by purchase of stock or other securities or equity interests, contributions to capital, Asset transfers, purchase of any Assets (including any investments or commitments to invest in real estate or any real estate development project) or other business combination, or by formation of any joint venture or other business organization or by contributions to capital (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the Ordinary Course), any Person, or otherwise acquire direct or indirect control over any Person or (ii) enter into a plan of consolidation, merger, share exchange, share acquisition, reorganization or complete or partial liquidation with any Person (other than consolidations, mergers or reorganizations solely among wholly owned Delanco Subsidiaries), or a letter of intent, memorandum of understanding or agreement in principle with respect thereto;
(g)   except as required by Law or under the terms of any Delanco Benefit Plan in effect as of the date of this Agreement, (i) grant any increase in compensation or benefits to any employee or other service provider of any Delanco Entity, (ii) grant or pay any bonus, retention, change in control, severance or termination payments or benefits, (iii) grant any awards under any Delanco Stock Plan, waive any stock repurchase rights, or amend or terminate any Delanco Stock Option, (iv) fund any rabbi trust or similar arrangement, (v) terminate the employment or services of any employee whose annual base compensation is greater than $75,000, other than for cause, (vi) hire or promote any officer, employee, independent contractor or consultant who has annual base compensation greater than $75,000, or (vii) enter into, establish, adopt, modify, amend, renew or terminate any Delanco Benefit Plan or any plan, program, policy, agreement or arrangement that would be a Delanco Benefit Plan if in existence as of the date hereof;
(h)   make any change in any accounting principles, practices or methods or systems of internal accounting controls, except as may be required to conform to changes in regulatory accounting requirements or GAAP;
(i)   commence any Litigation other than in the Ordinary Course, or settle, waive or release or agree or consent to the issuance of any Order in connection with any Litigation (i) involving any Liability of any Delanco Entity for money damages in excess of  $50,000 or that would impose any restriction on the operations, business or Assets of any Delanco Entity or the Surviving Corporation or (ii) arising out of or relating to the transactions contemplated hereby;
(j)   (i) enter into, renew, extend, modify, amend or terminate any (A) Contract that calls for aggregate annual payments of  $50,000 or more, except in the Ordinary Course, (B) Delanco Contract, (C) Contract referenced in Section 4.34 (or any other Contract with any broker or finder in connection with the Merger or any other transaction contemplated by this Agreement), or (D) Contract, plan, arrangement or other transaction of the type described in Section 4.35 (other than, in the case of sub-clauses (A) and (B), Contracts that can be terminated on less than 30 days’ notice with no prepayment penalty, Liability or other obligation), (ii) make any amendment or modification to any Contract described in clause (i), other than in the Ordinary Course, or (iii) waive, release, compromise or assign any material rights or claims under any Contract described in clause (i);
(k)   (i) enter into any new line of business or change in any material respect its lending, investment, risk and asset-liability management, interest rate, fee pricing or other material banking or operating policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof) or (ii) change its policies and practices with respect to underwriting, pricing, originating, acquiring, selling, servicing or buying or selling rights to service Loans except as required by Law or by rules or policies imposed by a Regulatory Authority;
(l)   make, or commit to make, any capital expenditures in excess of  $25,000 individually or $75,000 in the aggregate;
(m)   except as required by Law or applicable Regulatory Authorities, make any material changes in its policies and practices with respect to (i) its hedging practices and policies or (ii) insurance policies including materially reduce the amount of insurance coverage currently in place or fail to renew or replace any existing insurance policies;
(n)   cancel or release any material indebtedness owed to any Person or any claims held by any Person, except for (i) sales of Loans and sales of investment securities, in each case in the Ordinary Course or (ii) as expressly required by the terms of any Contracts in force at the date of the Agreement;
(o)   permit the commencement of any construction of new structures or facilities upon, or purchase or lease any real property in respect of any branch or other facility, or make any application to open, relocate or close any branch or other facility;
(p)   materially change or restructure its investment securities portfolios, its investment securities practices or policies, or change its policies with respect to the classification or reporting of such portfolios, or invest in any mortgage-backed or mortgage related securities which would be considered “high-risk” securities under applicable regulatory pronouncements or change its interest rate exposure through purchases, sales or otherwise, or the manner in which its investment securities portfolios are classified or reported;
(q)   alter materially its interest rate or fee pricing policies with respect to depository accounts of any Delanco Subsidiaries or waive any material fees with respect thereto;
(r)   make, change or revoke any material Tax election, change any material method of Tax accounting, adopt or change any taxable year or period, file any amended material Tax Returns, agree to an extension or waiver of any statute of limitations with respect to the assessment or determination of Taxes, settle or compromise any material Tax liability of any Delanco Entity, enter into any closing agreement with respect to any material Tax or surrender any right to claim a material Tax refund;
(s)   take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code;
(t)   enter into any securitizations of any Loans or create any special purpose funding or variable interest entity other than on behalf of clients;
(u)   foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment (except where such an assessment has been conducted in the preceding 12 months) of the property or foreclose upon any commercial real estate if such environmental assessment indicates the presence of Hazardous Material;
(v)   make or acquire any Loan or issue a commitment (including a letter of credit) or renew or extend an existing commitment for any Loan, or amend or modify in any material respect any Loan (including in any manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by Delanco), except (i) new Loans not in excess of  $500,000 to a Person not a current borrower or an affiliate of a current borrower, (ii) Loans or commitments for Loans that have previously been approved by Delanco prior to the date of this Agreement, (iii) any amendments or modifications that have previously been approved by Delanco prior to the date hereof with respect to any existing Loan rated “special mention” or worse by First Bank, as identified in First Bank’s Disclosure Memorandum, with total credit exposure not in excess of  $100,000, or (iv) any amendments or modifications of any Loan that have previously been approved by Delanco prior to the date hereof that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by Delanco, in each case not in excess of  $100,000;

(w)   notwithstanding any other provision hereof, take any action that is reasonably likely to result in any of the conditions set forth in Article 8 not being satisfied, or materially impair its ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, except as required by applicable Law; or
(x)   agree to take, make any commitment to take, or adopt any resolutions of Delanco’s board of directors in support of, any of the actions prohibited by this Section 6.2.
6.3.   Covenants of First Bank.
From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of Delanco shall have been obtained, which consent shall not be unreasonably withheld, conditioned or delayed, and except as required by Law, as otherwise expressly contemplated herein or as set forth in First Bank’s Disclosure Memorandum, First Bank covenants and agrees that it shall not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following:
(a)   amend the Certificate of Incorporation, bylaws or other governing instruments of First Bank or any Significant Subsidiaries (as defined by the FDIC rules and regulations) in a manner that would adversely affect Delanco or the holders of Delanco Common Stock adversely relative to other holders of First Bank Common Stock;
(b)   take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code;
(c)   take any action that is reasonably likely to result in any of the conditions set forth in Article 8 not being satisfied, or materially impair its ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, except as required by applicable Law; or
(d)   agree to take, make any commitment to take, or adopt any resolutions of First Bank’s board of directors in support of, any of the actions prohibited by this Section 6.3.
6.4.   Reports.
Each Party and its Subsidiaries shall file all reports, including Call Reports, required to be filed by it with Regulatory Authorities between the date of this Agreement and the Effective Time and shall deliver to the other Party copies of all such reports promptly after the same are filed. If financial statements are contained in any such reports filed with the FDIC or the SEC, such financial statements will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders’ equity, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments that are not material) or applicable regulatory accounting principles (with respect to information contained in the Call Reports) consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes.
ARTICLE 7
ADDITIONAL AGREEMENTS
7.1.   Proxy Statement; Shareholder Approval.
(a)   First Bank and Delanco shall promptly prepare and file with the FDIC and the SEC a proxy statement and offering circular (including any amendments thereto, the “Proxy Statement”) as promptly as reasonably practicable after the date of this Agreement, subject to full cooperation of both Parties and their respective advisors and accountants. First Bank and Delanco agree to cooperate, and to cause their respective Subsidiaries to cooperate, with the other Party and its counsel and its accountants in the preparation of the Proxy Statement. Each of First Bank and Delanco agrees to use all commercially reasonable efforts to cause the Proxy Statement to be cleared by the FDIC and the SEC as promptly as reasonably practicable after filing thereof, and following the Proxy Statement being cleared by the FDIC and the SEC (whether affirmatively or by lapse of any required review period by the SEC and FDIC) and the receipt of the Requisite Regulatory Approval of the Bank Merger from the NJDOBI, each of First Bank and Delanco shall promptly thereafter mail or deliver the Proxy Statement to its respective shareholders. First Bank also agrees to use its commercially reasonable efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and Delanco shall furnish all information concerning Delanco and the holders of Delanco Common Stock as may be reasonably requested in connection with any such action. Each of First Bank and Delanco agrees to furnish to the other Party all information concerning itself, its Subsidiaries, officers, directors and shareholders and such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of First Bank, Delanco or their respective Subsidiaries to any Regulatory Authority in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement. Delanco shall have the right to review and consult with First Bank with respect to any information included in, the Proxy Statement prior to its being filed with the FDIC and the SEC. First Bank will advise Delanco, promptly after First Bank receives notice thereof, of the time when the Proxy Statement has been cleared by the FDIC (whether affirmatively or by lapse of any required review period by the FDIC), or the suspension of the qualification of First Bank Common Stock for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the FDIC for the amendment or supplement of the Proxy Statement or for additional information. Delanco will advise First Bank, promptly after Delanco receives notice thereof, of the time when the Proxy Statement has been cleared by the SEC (whether affirmatively or by lapse of any required review period by the SEC), or of any request by the SEC for the amendment or supplement of the Proxy Statement or for additional information.
(b)   Delanco shall duly call, give notice of, establish a record date for, convene and hold a shareholders’ meeting (“Delanco’s Shareholders’ Meeting”) and Delanco shall use its reasonable best efforts to convene such meeting as promptly as reasonably practicable after the Proxy Statement is cleared by the FDIC and the SEC, for the purpose of voting upon the approval of this Agreement and obtaining the Delanco Shareholder Approval and such other related matters as it deems appropriate. Delanco agrees that its obligations pursuant to this Section 7.1(b) shall not be affected by the commencement, proposal, disclosure or communication to Delanco of any Acquisition Proposal. Delanco shall (i) through its board of directors (which shall unanimously recommend the Merger and this Agreement), recommend to its shareholders the approval of this Agreement (the “Delanco Recommendation”), (ii) include such Delanco Recommendation in the Proxy Statement and (iii) use its reasonable best efforts to obtain the Delanco Shareholder Approval. Subject to Section 7.2(b), neither the board of directors of Delanco nor any committee thereof shall withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to First Bank, the Delanco Recommendation or take any action, or make any public statement, filing or release inconsistent with the Delanco Recommendation (any of the foregoing being a “Change in the Delanco Recommendation”). If requested by First Bank, Delanco shall retain a proxy solicitor reasonably acceptable to, and on terms reasonably acceptable to, First Bank in connection with obtaining the Delanco Shareholder Approval.
(c)   First Bank or Delanco shall adjourn or postpone First Bank’s Shareholders’ Meeting or Delanco’s Shareholders’ Meeting, as the case may be, if, as of the time for which such meeting is originally scheduled there are insufficient shares of First Bank Common Stock or Delanco Common Stock, as the case may be, represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting. First Bank or Delanco shall also adjourn or postpone First Bank’s Shareholders’ Meeting or Delanco’s Shareholders’ Meeting, as the case may be, if on the date of such meeting First Bank or Delanco, as the case may be, has not recorded proxies representing a sufficient number of shares necessary to obtain the First Bank Shareholder Approval or the Delanco Shareholder Approval; provided, that prior to the adjournment or postponement of First Bank’s Shareholders’ Meeting pursuant to this Section 7.1(c), First Bank may conduct the other business to be conducted at the First Bank’s Shareholders’ Meeting and First Bank shareholders shall be entitled to vote on other business, matters or proposals unrelated to this Agreement to the extent provided by Law and its governing documents. Notwithstanding anything to the contrary herein, each of First Bank’s Shareholders’ Meeting and Delanco’s Shareholders’ Meeting shall be convened and this Agreement shall be submitted to the shareholders of Delanco at Delanco’s Shareholders’

Meeting, for the purpose of voting on the adoption of this Agreement and the other matters contemplated hereby, and the Bank Merger Agreement shall be submitted to the shareholders of First Bank at First Bank’s Shareholders’ Meeting, for the purpose of voting on the adoption of the Bank Merger Agreement and the other matters contemplated thereby, and nothing contained herein shall be deemed to relieve either First Bank or Delanco of such obligation. First Bank, on the one hand, and Delanco, on the other hand, shall only be required to adjourn or postpone First Bank’s Shareholders’ Meeting or Delanco’s Shareholders’ Meeting, as applicable, two times pursuant to the second sentence of this Section 7.1(c).
(d)   First Bank shall duly call, give notice of, establish a record date for, convene and hold a shareholders’ meeting (“First Bank’s Shareholders’ Meeting”) and First Bank shall use its reasonable best efforts to convene such meeting as promptly as reasonably practicable after the Proxy Statement is cleared by the FDIC and the SEC and the receipt of the Requisite Regulatory Approval of the Merger from the NJDOBI, for the purpose of voting upon the approval of the Bank Merger Agreement, the Bank Merger and obtaining the First Bank Shareholder Approval and such other related matters as it deems appropriate. First Bank shall (i) through its board of directors (which shall unanimously recommend the Bank Merger and the Bank Merger Agreement), recommend to its shareholders the approval of the Bank Merger Agreement (the “First Bank Recommendation”), (ii) include such First Bank Recommendation in the Proxy Statement and (iii) use its reasonable best efforts to obtain the First Bank Shareholder Approval.
7.2.   Acquisition Proposals.
(a)   During the period from the date of this Agreement through the Closing Date or the termination of this Agreement pursuant to Article 9, each Delanco Entity shall not, and shall cause its respective Representatives not to, directly or indirectly, (i) take any action to solicit, encourage (including by providing information or assistance), initiate, facilitate or induce any Acquisition Proposal, (ii) participate or engage in any discussions or negotiations regarding, or furnish or cause to be furnished to any Person any nonpublic information with respect to, or take any action to facilitate any inquiries or the making of any offer or proposal that constitutes, or may reasonably be expected to lead to an Acquisition Proposal, (iii) approve, agree to, accept, endorse or recommend any Acquisition Proposal, or (iv) approve, agree to, accept, endorse or recommend, or propose to approve, agree to, accept, endorse or recommend any Acquisition Agreement contemplating or otherwise relating to any Acquisition Transaction. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 7.2 by any Subsidiary or Representative of Delanco shall constitute a breach of this Section 7.2 by Delanco.
(b)   Notwithstanding anything to the contrary in Section 7.2(a), if Delanco or any of its Representatives receives an unsolicited, bona fide written Acquisition Proposal by any Person or “Group” (as such term is defined in Section 13(d) under the Exchange Act) at any time prior to Delanco’s Shareholders’ Meeting that did not result from or arise in connection with a breach of Section 7.2(a), Delanco may, and may permit Delanco Subsidiaries and its Representatives to furnish or cause to be furnished nonpublic information and participate in discussions or negotiations with respect to such Acquisition Proposal, if the board of directors of Delanco (or any committee thereof) has (i) determined, in its good faith judgment (after consultation with Delanco’s financial advisors and outside legal counsel), that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and that the failure to take such actions would be reasonably likely to cause it to violate its fiduciary duties under applicable Law, and (ii) prior to furnishing any nonpublic information or engaging in any discussions permitted by this sentence, obtained from such Person or “Group” an executed confidentiality agreement containing terms at least as restrictive with respect to such Person or “Group” as the terms of the confidentiality agreement entered into between Delanco and First Bank are with respect to First Bank (and such confidentiality agreement shall not provide such Person or “Group” with any exclusive right to negotiate with Delanco). Delanco will promptly (but in no event more than 24 hours) following receipt of any Acquisition Proposal or any request for nonpublic information or any inquiry that could reasonably be expected to lead to any Acquisition Proposal, advise First Bank in writing of the receipt of such Acquisition Proposal, request or inquiry, and the terms and conditions of such Acquisition Proposal, request or inquiry (including, in each case, the identity of the Person or “Group” (as such term is defined in Section 13(d) under the Exchange Act) making any such Acquisition Proposal, request or inquiry), and provide to First Bank (i) a copy of such Acquisition Proposal, request or inquiry, if in writing, or (ii) a written summary of the material terms of such Acquisition Proposal, request or inquiry, if oral. If the board of directors of Delanco has determined in its good faith judgement (after consultation with Delanco’s financial advisors and outside legal counsel) that making the Delanco Recommendation would be reasonably likely to cause it to violate its fiduciary duty under applicable Law, then in submitting this Agreement to its stockholders, the board of directors of Delanco may make a Change in the Delanco Recommendation (although the resolutions approving this Agreement as of the date hereof may not be rescinded or amended); provided, that the board of directors of Delanco may not take any actions under this sentence unless (i) prior to such action it has complied in all respects with its obligations under this Agreement, including Sections 7.1 and 7.2, and following such action it complies with, and fulfills, its obligations under Sections 7.1 and 7.2, (ii) Delanco gives First Bank at least five Business Days’ prior written notice of its intention to make a Change in the Delanco Recommendation and a reasonable description of the event or circumstances giving rise to its determination to take such action (including, the latest material terms and conditions of, and the identity of the third party making, any Acquisition Proposal, or any amendment or modification thereof) and (iii) at the end of such notice period, the board of directors of Delanco takes into account any amendment or modification to this Agreement proposed by First Bank and after receiving the advice of its outside counsel, has determined in its good faith judgment that it would nevertheless be reasonably likely to result in a violation of its fiduciary duties under applicable Law to continue to make the Delanco Recommendation. Any amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of this Section 7.2 and will require a new notice period as referred to in this Section 7.2.
Notwithstanding any Change in the Delanco’s Recommendation, this Agreement shall be submitted to the shareholders of Delanco at Delanco’s Shareholders’ Meeting in accordance with Section 7.1(c); provided, that if the board of directors of Delanco shall have effected a Change in the Delanco Recommendation, then the board of directors of Delanco, in connection with the submission of this Agreement to the shareholders of Delanco may submit this Agreement without recommendation (although the resolutions approving this Agreement as of the date hereof may not be rescinded or amended), in which event the board of directors of Delanco may communicate the basis for its lack of a recommendation to the shareholders of Delanco in the Proxy Statement or an appropriate amendment or supplement thereto. In addition to the foregoing, Delanco shall not submit to the vote of its shareholders any Acquisition Proposal other than the Merger or enter into any Acquisition Agreement with respect to any Acquisition Transaction other than the Merger.
(c)   Delanco and Delanco Subsidiaries shall, and Delanco shall direct its Representatives to, (i) immediately cease and cause to be terminated any and all existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any offer or proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (ii) request the prompt return or destruction of all confidential information previously furnished to any Person (other than First Bank and its Representatives) that has made or indicated an intention to make an Acquisition Proposal and (iii) not waive or amend any “standstill” provision or provisions of similar effect to which it is a party or of which it is a beneficiary and shall strictly enforce any such provisions.
7.3.   Exchange Listing.
First Bank shall cause the shares of First Bank Common Stock to be issued to the holders of Delanco Common Stock pursuant to the Merger to be approved for listing on NASDAQ, and First Bank shall give all notices and make all filings with NASDAQ required in connection with the transactions contemplated herein.
7.4.   Consents of Regulatory Authorities.
(a)   First Bank and Delanco and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all applications, notices and filings and to obtain all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Regulatory Authorities. First Bank shall use its reasonable best efforts to resolve objections, if any, which may be asserted with respect to the Merger and the Bank Merger under any applicable Law or Order; provided, that in no event shall First Bank be required take any action or agree to take any action, or accept any new restriction or condition on the First Bank Entities which is materially burdensome on First Bank’s business or on the business of Delanco, in each case following the Closing or which would reduce the economic benefits of the transactions contemplated by this Agreement to First Bank to such a degree that First Bank would not have entered into this Agreement had such condition or restriction been known to it at the date hereof  (any such condition or restriction, a “Burdensome Condition”). Each of First Bank and Delanco shall have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable Laws relating to the exchange of information, with respect to, all material written information submitted to any third party or Regulatory Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing review and consultation rights, each of the Parties hereto agrees to act reasonably and as promptly as practicable. Each Party hereto agrees that it will consult with the other Party hereto with respect to the obtaining of all material Permits and Consents of third parties and Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other Party apprised of the status of material matters relating to completion of the transactions contemplated hereby, including advising the other Party upon receiving any communication from a Regulatory Authority the Consent of which is required for the consummation of the Merger, the Bank Merger and the other transactions contemplated by this Agreement that causes such Party to believe that there is a reasonable likelihood that any required consent or approval from a Regulatory Authority will not be obtained or that the receipt of such consent or approval may be materially delayed (a “Regulatory Communication”). Upon the receipt of a Regulatory Communication, without limiting the scope of the foregoing paragraphs, the receiving Party shall, to the extent permitted by applicable Law (i) promptly advise the other Party of the receipt of such Regulatory Communication, (ii) provide the other Party with a reasonable opportunity to participate in the preparation of any response thereto and the preparation of any other substantive submission or communication to any Regulatory Authority with respect to the transactions contemplated hereby and to review any such response, submission or communication prior to the filing or submission thereof  (other than portions of materials to be filed or submitted in connection therewith that contain confidential or non-public supervisory information or competitively sensitive business or proprietary information), and (iii) if permitted by the applicable Regulatory Authority, provide the other Party with the opportunity to participate in any meetings or substantive telephone conversations that the receiving party or its Representatives may have from time to time with any Regulatory Authority with respect to the transactions contemplated by this Agreement to the extent such meetings or telephone conversations do not contain or involve confidential or non-public supervisory information, competitively sensitive business or proprietary information.
(b)   Each Party agrees, upon request, subject to applicable Laws related to the exchange of information, to promptly furnish the other Party with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other Party or any of its Subsidiaries to any Regulatory Authority.
7.5.   Investigation and Confidentiality.
(a)   Delanco shall promptly notify First Bank of any material change in the normal course of its business or in the operation of its properties and, to the extent permitted by applicable Law, of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of a material claim, action, suit, proceeding or investigation involving Delanco.
(b)   Each Party shall promptly advise the other of any fact, change, event or circumstance known to it (i) that has had or is reasonably likely to have a Material Adverse Effect with respect to such Party or (ii) which such Party believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein or that reasonably could be expected to give rise, individually or in the aggregate, to the failure of a condition in Article 8; provided, that any failure to give notice in accordance with the foregoing with respect to any breach shall not be deemed to constitute a violation of this Section 7.5(b) or the failure of any condition set forth in Section 8.2 or 8.3 to be satisfied, or otherwise constitute a breach of this Agreement by the Party failing to give such notice, in each case unless the underlying breach would independently result in a failure of the conditions set forth in Section 8.2 or 8.3 to be satisfied.
(c)   Prior to the Effective Time, Delanco shall permit First Bank to make or cause to be made such investigation of the business and properties of it and its Subsidiaries and of their respective financial and legal conditions as First Bank reasonably requests, provided that such investigation shall not interfere unnecessarily with normal operations. No investigation by First Bank shall affect the ability of First Bank to rely on the representations, warranties, covenants and agreements of Delanco. Neither First Bank nor Delanco nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of First Bank’s or Delanco’s, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the Parties) or contravene any Law, fiduciary duty or binding Contract entered into prior to the date of this Agreement. The Parties will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.
(d)   Each Party shall, and shall cause its advisers and agents to, maintain the confidentiality of all confidential information furnished to it by the other Party concerning its and its Subsidiaries’ businesses, operations, and financial positions and shall not use such information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement is terminated prior to the Effective Time, each Party shall promptly return or certify the destruction of all documents and copies thereof, and all work papers containing confidential information received from the other Party.
7.6.   Press Releases.
Delanco and First Bank agree that no press release or other public disclosure or communication (including communications to employees, agents and contractors of Delanco) related to this Agreement or the transactions contemplated hereby shall be issued by either Party (or its Affiliates) without the prior written consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that nothing in this Section 7.6 shall be deemed to prohibit any Party from making any press release or other public disclosure required by Law or the rules or regulations of any United States or non-United States securities exchange, in which case the Party required to make the release or disclosure shall use its reasonable best efforts to allow the other Party reasonable time to comment on such release or disclosure in advance of the issuance thereof. The Parties have agreed upon the form of a joint press release announcing the execution of this Agreement.
7.7.   Tax Treatment.
(a)   Each of the Parties intends, and undertakes and agrees to use its reasonable best efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code for federal income tax purposes. The Parties shall cooperate and use their reasonable best efforts in order to obtain the Tax Opinions. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) and for purposes of Sections 354 and 361 of the Internal Revenue Code.
(b)   Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code, each of First Bank and Delanco shall report the Merger as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and shall not take any inconsistent position therewith in any Tax Return.
7.8.   Employee Benefits and Contracts.
(a)   For the period beginning on the Closing Date and ending on June 30, 2018 (or such shorter period of employment, as the case may be), each employee of Delanco who remains employed by the Surviving Corporation or any First Bank Entity after the Closing Date (each, a “Covered Employee”) shall receive (i) an annual rate of salary or wages that is no less favorable than the annual rate of salary or wages provided to such Covered Employee by Delanco as of immediately prior to the Closing and (ii) benefits (excluding equity and other long-term incentive awards but including annual cash bonus opportunities, if applicable) that are substantially comparable in the aggregate to the benefits provided to similarly situated employees of First Bank; provided, that until such time as First Bank shall cause the Covered Employees to participate in the applicable First Bank employee benefit plans, the continued participation of the Covered Employees in the Delanco Benefit Plans shall be deemed to satisfy the foregoing provisions of this clause (it being understood that participation in First Bank’s employee benefit plans may commence at different times with respect to each of First Bank’s employee benefit plans).
(b)   For purposes of determining a Covered Employee’s eligibility to participate and vesting under First Bank’s employee benefit plans (other than any defined benefit pension plan, post-employment health or welfare plan, or equity incentive plan), the service of a Covered Employee with a Delanco Entity prior to the Effective Time shall be treated as service with a First Bank Entity to the same extent that such service was recognized by the Delanco Entities under a corresponding Delanco Benefit Plan; provided, that such recognition of service shall not (i) operate to duplicate any benefits of a Covered Employee with respect to the same period of service or (ii) apply for purposes of any plan, program, policy, agreement or arrangement (x) under which similarly-situated employees of First Bank Entities do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation. In no event shall any Covered Employee be eligible to participate in any closed or frozen plan of any First Bank Entity.
(c)   If requested by First Bank in a writing delivered to Delanco following the date hereof and at least three Business Days prior to the Closing Date, the Delanco Entities shall take all necessary action (including without limitation the adoption of resolutions and plan amendments and the delivery of any required notices) to terminate, effective as of no later than the day before the Closing Date, any Delanco Benefit Plan that is intended to constitute a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code (a “401(k) Plan”). Delanco shall provide First Bank with a copy of the resolutions, plan amendments, notices and other documents prepared to effectuate the termination of the 401(k) Plans in advance and give First Bank a reasonable opportunity to comment on such documents (which comments shall be considered in good faith), and prior to the Closing Date, Delanco shall provide First Bank with the final documentation evidencing that the 401(k) Plans have been terminated.
(d)   Upon request by First Bank in writing prior to the Closing Date, the Delanco Entities shall cooperate in good faith with First Bank prior to the Closing Date to amend, freeze, terminate or modify any Delanco Benefit Plan to the extent and in the manner determined by First Bank effective upon the Closing Date (or at such different time mutually agreed to by the parties) and consistent with applicable Law. Delanco shall provide First Bank with a copy of the resolutions, plan amendments, notices and other documents prepared to effectuate the actions contemplated by this Section 7.8(d), as applicable, and give First Bank a reasonable opportunity to comment on such documents (which comments shall be considered in good faith), and prior to the Closing Date, Delanco shall provide First Bank with the final documentation evidencing that the actions contemplated herein have been effectuated.
(e)   Without limiting the generality of Section 10.4, the provisions of this Section 7.8 are solely for the benefit of the Parties to this Agreement, and no employee, any dependent or beneficiary thereof, or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. In no event shall the terms of this Agreement: (i) establish, amend, or modify any Delanco Benefit Plan or any employee benefit plan, program, policy, agreement or arrangement maintained or sponsored by First Bank, Delanco or any of their respective Affiliates; (ii) alter or limit the ability of any First Bank Entity (including, after the Closing Date, the Delanco Entities) to amend, modify or terminate any Delanco Benefit Plan or any other employee benefit plan, program, policy, agreement or arrangement after the Closing Date; or (iii) confer upon any current or former employee or other service provider any right to employment or continued employment or continued service with any First Bank Entity (including, following the Closing Date, the Delanco Entities), or constitute or create an employment agreement with any employee, or interfere with or restrict in any way the rights of the Surviving Corporation, Delanco, First Bank or any Subsidiary or Affiliate thereof to discharge or terminate the services of any employee or other service provider at any time for any reason whatsoever.

(f)   Delanco’s employee stock ownership plan (the “Delanco ESOP”) shall be terminated no later than three Business Days prior to the Effective Time. Upon termination of the Delanco ESOP, Delanco shall direct the Delanco ESOP trustee(s) to remit a sufficient number of shares of Delanco Common Stock held in the Delanco ESOP’s Loan Suspense Account (as defined in Section 2.01(z) of the Delanco ESOP) to Delanco or any other lender (as applicable) to repay the full outstanding balance of the Delanco ESOP acquisition loan(s). All remaining shares of Delanco Common Stock held by the Delanco ESOP as of the Effective Time shall be converted into the right to receive the Merger Consideration and allocated in accordance with Section 5.09 of the Delanco ESOP.
(g)   Employees of Delanco as of the date of the Agreement who remain employed by Delanco as of the Effective Time and whose employment is terminated by First Bank or Delanco Bank (absent termination for cause) within the time period set forth in Section 7.8(g) of First Bank’s Disclosure Memorandum shall receive severance pay equal to the amounts set forth in Section 7.8(g) of First Bank’s Disclosure Memorandum.
7.9.   D&O Indemnification.
(a)   For a period of six years after the Effective Time, First Bank shall indemnify, defend and hold harmless the present and former directors or officers of the Delanco Entities (each, an “Indemnified Party”) against all Liabilities arising out of actions or omissions arising out of the Indemnified Party’s service or services as directors or officers of Delanco or, at Delanco’s request, of another corporation, partnership, joint venture, trust or other enterprise occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) to the fullest extent permitted under state Law and by Delanco’s certificate of incorporation and bylaws as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any Litigation and whether or not any First Bank Entity is insured against any such matter. Without limiting the foregoing, in any case in which approval by First Bank is required to effectuate any indemnification, First Bank shall direct, at the election of the Indemnified Party, that the determination of any such approval shall be made by independent counsel mutually agreed upon between First Bank and the Indemnified Party.
(b)   First Bank shall use its reasonable best efforts (and Delanco shall cooperate prior to the Effective Time in these efforts) to maintain in effect for a period of six years after the Effective Time Delanco’s existing directors’ and officers’ liability insurance policy (provided that First Bank may substitute therefor (i) policies of at least the same coverage and amounts containing terms and conditions which are substantially no less advantageous or (ii) with the consent of Delanco given prior to the Effective Time, any other policy) with respect to claims arising from facts or events which occurred prior to the Effective Time and covering persons who are currently covered by such insurance; provided, that First Bank shall not be obligated to make aggregate premium payments for such six-year period in respect of such policy (or coverage replacing such policy) which exceed, for the portion related to Delanco’s directors and officers, the percentage set forth in Section 7.9(b) of First Bank’s Disclosure Memorandum of the annual premium payments currently paid on Delanco’s current policy in effect as of the date of this Agreement (the “Maximum Amount”). If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, First Bank shall use its reasonable best efforts to maintain the most advantageous policies of directors’ and officers’ liability insurance obtainable for a premium equal to the Maximum Amount. In lieu of the foregoing, First Bank, or Delanco in consultation with First Bank, may obtain on or prior to the Effective Time, a six-year “tail” prepaid policy providing equivalent coverage to that described in this Section 7.9(b) at a premium not to exceed the Maximum Amount. If the premium necessary to purchase such “tail” prepaid policy exceeds the Maximum Amount, First Bank may purchase the most advantageous “tail” prepaid policy obtainable for a premium equal to the Maximum Amount, and in each case, First Bank shall have no further obligations under this Section 7.9(b) other than to maintain such “tail” prepaid policy.
(c)   Any Indemnified Party wishing to claim indemnification under Section 7.9(a), upon learning of any such Liability or Litigation, shall promptly notify First Bank thereof. In the event of any such Litigation (whether arising before or after the Effective Time): (i) First Bank shall have the right to assume the defense thereof and First Bank shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if First Bank elects not to assume such defense or independent legal counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between First Bank and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and First Bank shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, that First Bank shall be obligated pursuant to this Section 7.9(c) to pay for only one firm of counsel for all Indemnified Parties; (ii) the Indemnified Parties will cooperate in the defense of any such Litigation; and (iii) First Bank shall not be liable for any settlement effected without its prior written consent; and provided, further, that First Bank shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.
(d)   If First Bank or any successors or assigns shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or if First Bank (or any successors or assigns) shall transfer all or substantially all of its Assets to any Person, then and in each case, proper provision shall be made so that the successors and assigns of First Bank shall assume the obligations set forth in this Section 7.9.
(e)   The provisions of this Section 7.9 are intended to be for the benefit of and shall be enforceable by, each Indemnified Party and their respective heirs and Representatives.
(f)   Notwithstanding anything in this Section 7.9 to the contrary, no indemnification payments will be made to an Indemnified Party with respect to an administrative proceeding or civil action initiated by any federal banking agency unless all of the following conditions are met: (i) First Bank’s board of directors determines that the payment will not materially affect First Bank’s safety and soundness (provided that if there is a delay in paying such indemnification as a result of this subsection, such indemnification shall be made at such later time when such payment will not materially affect First Bank’s safety and soundness); (ii) the payment does not fall within the definition of a prohibited indemnification payment under 12 C.F.R. Part 359; and (iii) the Indemnified Party agrees in writing to reimburse First Bank, to the extent not covered by permissible insurance, for payments made in the event that the administrative or civil action instituted by a banking Regulatory Authority results in a final order or settlement in which the Indemnified Party is assessed a civil money penalty, is prohibited from banking, or is required to cease an action or perform an affirmative action.
7.10.   Operating Functions.
Delanco shall cooperate with First Bank in connection with planning for the efficient and orderly combination of the Parties and the operation of First Bank and Delanco, and in preparing for the consolidation of appropriate operating functions to be effective at the Effective Time or such later date as First Bank may decide. Delanco shall take any action First Bank may reasonably request prior to the Effective Time to facilitate the combination of the operations of Delanco with First Bank. Each Party shall cooperate with the other Party in preparing to execute after the Effective Time conversion or consolidation of systems and business operations generally (including by entering into customary confidentiality, non-disclosure and similar agreements with such service providers and/or the other party). Without limiting the foregoing, Delanco shall provide office space and support services (and other reasonably requested support and assistance) in connection with the foregoing, and senior officers of Delanco and First Bank shall meet from time to time as Delanco or First Bank may reasonably request to review the financial and operational affairs of Delanco, and Delanco shall give due consideration to First Bank’s input on such matters, with the understanding that, notwithstanding any other provision contained in this Agreement, (a) First Bank shall not under any circumstance be permitted to exercise control of Delanco or any other Delanco Subsidiaries prior to the Effective Time, (b) Delanco shall not be under any obligation to act in a manner that could reasonably be deemed to constitute anti-competitive behavior under federal or state antitrust Laws, and (c) Delanco shall not be required to agree to any material obligation that is not contingent upon the consummation of the Merger.
7.11.   Shareholder Litigation.
Each of First Bank and Delanco shall promptly notify each other in writing of any action, arbitration, audit, hearing, investigation, litigation, suit, subpoena or summons issued, commenced, brought, conducted or heard by or before, or otherwise involving, any Regulatory Authority or arbitrator pending or, to the Knowledge of First Bank or Delanco, as applicable, threatened against First Bank, Delanco or any of their respective Subsidiaries that (a) questions or would reasonably be expected to question the validity of this Agreement or the other agreements contemplated hereby or thereby or any actions taken or to be taken by First Bank, Delanco or their respective Subsidiaries with respect hereto or thereto, or (b) seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby. Delanco shall give First Bank every opportunity to participate in the defense or settlement of any shareholder litigation against Delanco and/or its directors relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed to without First Bank’s prior written consent (such consent not to be unreasonably withheld or delayed).
7.12.   Legal Conditions to Merger.
Subject to Sections 7.1 and 7.4 of this Agreement, each of First Bank and Delanco shall, and shall cause its Subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its Subsidiaries with respect to the Merger and, subject to the conditions set forth in Article 8 hereof, to consummate the transactions contemplated by this Agreement, and (b) to obtain (and to cooperate with the other Party to obtain) any Consent or Order by, any Regulatory Authority and any other third party that is required to be obtained by Delanco or First Bank or any of their respective Subsidiaries in connection with, or to effect, the Merger and the other transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement (including, any merger between a Subsidiary of First Bank, on the one hand, and a Subsidiary of Delanco, on the other hand) or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the Parties to the Merger, the proper officers and directors of each Party and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by First Bank.
7.13.   Change of Method.
First Bank may at any time change the method of effecting the Merger if and to the extent requested by First Bank, and Delanco agrees to enter into such amendments to this Agreement as First Bank may reasonably request in order to give effect to such restructuring; provided, that no such change or amendment shall (i) alter or change the amount or kind of the Merger Consideration provided for in this Agreement, (ii) adversely affect the Tax treatment of the Merger with respect to Delanco’s shareholders or (iii) be reasonably likely to cause the Closing to be materially delayed or the receipt of the Requisite Regulatory Approvals to be prevented or materially delayed.
7.14.   Takeover Statutes.
Neither First Bank nor Delanco shall take any action that would cause any Takeover Statute to become applicable to this Agreement, the Merger, or any of the other transactions contemplated hereby, and each of First Bank and Delanco shall take all necessary steps to exempt (or ensure the continued exemption of) the Merger and the other transactions contemplated hereby from any applicable Takeover Statute now or hereafter in effect. If any Takeover Statute may become, or may purport to be, applicable to the transactions contemplated hereby, each of First Bank and Delanco will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on any of the transactions contemplated by this Agreement, including, if necessary, challenging the validity or applicability of any such Takeover Statute.
7.15.   Exemption from Liability from Short Swing Profits.
Delanco and First Bank agree that, in order to most effectively compensate and retain those officers and directors of Delanco subject to the reporting requirements of Section 16(a) of the Exchange Act, pursuant to 12 C.F.R. §335.601 (the “Delanco Insiders”), both prior to and after the Effective Time, it is desirable that Delanco Insiders not be subject to a risk of liability under Section 16(b) of the Exchange Act, pursuant to 12 C.F.R. §335.601, to the fullest extent permitted by applicable Law in connection with the conversion of shares of Delanco Common Stock in the Merger, and for that compensatory and retentive purposes agree to the provisions of this Section 7.15. The boards of directors of First Bank and of Delanco, or a committee of non-employee directors thereof  (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall promptly, and in any event prior to the Effective Time, take all such steps as may be necessary or appropriate to cause (i) any dispositions of Delanco Common Stock and (ii) any acquisitions of First Bank Common Stock pursuant to the transactions contemplated by this Agreement and by any Delanco Insiders who, immediately following the Merger, will be officers or directors of the Surviving Corporation subject to the reporting requirements of Section 16(a) of the Exchange Act, pursuant to 12 C.F.R. §335.601, to be exempt from liability pursuant to Rule 16b-3 under the Exchange Act, pursuant to 12 C.F.R. §335.601, to the fullest extent permitted by applicable Law.
7.16.   Closing Financial Statements.
At least eight Business Days prior to the Effective Time of the Merger, Delanco shall provide First Bank with Delanco’s consolidated financial statements presenting the financial condition of Delanco and its Subsidiaries as of the close of business on the last day of the last month ended prior to the Effective Time of the Merger and Delanco’s consolidated results of operations for the period from January 1, 2017 through the close of business on the last day of the last month ended prior to the Effective Time of the Merger (the “Closing Financial Statements”); provided, that if the Effective Time of the Merger occurs on or before the 15th Business Day of the month, Delanco shall have provided consolidated financial statements as of and through the second month preceding the Effective Time of the Merger. Such financial statements shall be accompanied by a certificate of Delanco’s chief financial officer, dated as of the Effective Time, to the effect that such financial statements continue to reflect accurately, as of the date of the certificate, the financial condition of Delanco in all material respects. Such financial statements shall have been prepared in accordance with GAAP and regulatory accounting principles and other applicable legal and accounting requirements, and reflect all period-end accruals and other adjustments. Such Closing Financial Statements shall also reflect as of their date (a) accruals for all fees and expenses incurred or expected to be incurred (whether or not doing so is in accordance with GAAP) in connection (directly or indirectly) with the transactions contemplated by this Agreement, (b) the capital ratios set forth in Section 8.2(f), and (c) the asset quality metrics set forth in Section 8.2(e).
7.17.   Creation of Merger Sub.
Prior to Closing, First Bank shall cause to be formed the Merger Sub and shall cause the Merger Sub to become party to this Agreement through the execution of the Joinder Agreement. Immediately prior to the execution of the Joinder Agreement, (i) First Bank shall cause the board of directors of Merger Sub to adopt resolutions (A) unanimously approving the Merger and the execution, delivery and performance by Merger Sub of this Agreement, the Joinder Agreement and the consummation of the Merger, (B) declaring that the Merger is advisable and in the best interests of the sole shareholder of Merger Sub and (C) directing that the Merger be submitted for consideration at a meeting or by unanimous written consent of Merger Sub’s sole shareholder and (ii) First Bank, as the sole shareholder of Merger Sub, shall approve this Agreement and the Merger.
7.18.   Approval of Bank Merger Agreement.
Promptly after the execution of this Agreement, Delanco (a) shall cause the board of directors of Delanco Bank to take all actions as may be necessary by such board of directors to approve the Bank Merger Agreement and the Bank Merger, (b) shall, as the sole shareholder of the Delanco Bank thereupon approve the Bank Merger Agreement and the Bank Merger, and (c) promptly following all such approvals, cause the Bank Merger Agreement to be executed and delivered by the Delanco Bank.

ARTICLE 8
CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE
8.1.   Conditions to Obligations of Each Party.
The respective obligations of each Party to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by both Parties pursuant to Section 10.6:
(a)   Shareholder Approvals.
(i)   The shareholders of Delanco shall have adopted this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by Law or by the provisions of any governing instruments.
(ii)   The shareholders of First Bank shall have approved the Bank Merger Agreement, and the consummation of the transactions contemplated thereby, including the Bank Merger, as and to the extent required by Law or by the provisions of any governing instruments.
(b)   Regulatory Approvals.    (i) All required regulatory approvals from the State of New Jersey Department of Banking and Insurance (“NJDOBI”), the FDIC, the OCC and any other Regulatory Authority and (ii) any other regulatory approvals or consents contemplated by Sections 4.2(c) and 5.3(c) the failure of which to obtain would reasonably be expected to have a Material Adverse Effect on First Bank and Delanco (considered as a consolidated entity), in each case required to consummate the transactions contemplated by this Agreement, including the Merger and the Bank Merger, shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to as the “Requisite Regulatory Approvals”); provided, that no such Requisite Regulatory Approval shall impose a Burdensome Condition on First Bank, Delanco or Delanco Bank as determined by First Bank in its sole discretion.
(c)   Legal Proceedings.   No court or Regulatory Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts or makes illegal consummation of the transactions contemplated by this Agreement (including the Merger and the Bank Merger).
(d)   Exchange Listing.   The shares of First Bank Common Stock issuable pursuant to the Merger shall have been approved for listing on NASDAQ.
(e)   Tax Matters.   Each Party shall have received a written opinion of Covington & Burling LLP, in form reasonably satisfactory to such Parties (the “Tax Opinion”), to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. In rendering such Tax Opinion, such counsel shall be entitled to rely upon representations of officers of Delanco and First Bank reasonably satisfactory in form and substance to such counsel.
8.2.   Conditions to Obligations of First Bank.
The obligations of First Bank to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by First Bank pursuant to Section 10.6(a):
(a)   Representations and Warranties.   For purposes of this Section 8.2(a), the accuracy of the representations and warranties of Delanco set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties set forth in Sections 4.3(a), 4.3(c), 4.4, 4.10(a), 4.34 and 4.35 shall be true and correct (other than, in the case of Sections 4.3(a) and 4.3(c), such failures to be true and correct as are de minimis). The representations and warranties set forth in Sections 4.1, 4.2, 4.3(b), 4.3(d), 4.21, 4.25, 4.27 and 4.28 shall be true and correct in all material respects. The representations and warranties set forth in each other section in Article 4 shall, in the aggregate, be true and correct in all respects except where the failure of such representations and warranties to be true and correct, either individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect; provided, that, for purposes of this sentence only, those representations and warranties which are qualified by references to “material” or “Material Adverse Effect” or to the “Knowledge” of any Person shall be deemed not to include such qualifications.
(b)   Performance of Agreements and Covenants.   Each and all of the agreements and covenants of Delanco to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.
(c)   Certificates.   Delanco shall have delivered to First Bank (i) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as such conditions relate to Delanco and in Sections 8.2(a) and 8.2(b) have been satisfied, and (ii) certified copies of resolutions duly adopted by Delanco’s board of directors and shareholders evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, the Bank Merger Agreement, and the consummation of the transactions contemplated hereby and thereby, all in such reasonable detail as First Bank and its counsel shall request.
(d)   FIRPTA Certificate.   Delanco shall have delivered to First Bank a certificate stating that Delanco Common Stock is not a “United States real property interest” within the meaning of Section 897(c)(1)(A)(ii) of the of the Internal Revenue Code satisfying the requirements of  §§1.897-2(h) and 1.1445-2(c)(3) of Title 26 of the Code of Federal Regulations, in form and substance satisfactory to First Bank.
(e)   Asset Quality.   As of the last day of the month reflected in the Closing Financial Statements (the “Asset Quality Measuring Date”), (i) the calculation of Delanco’s Non-Performing Loans to total Loans shall not be in excess of 5.25%, (ii) Delanco’s Non-Performing Assets to total Assets shall not be in excess of 4.60%, (iii) non-current Loans to total Loans shall not be in excess of 5.80%, (iv) Delanco’s Non-Performing Assets shall not exceed $5,750,000, and (v) Delanco’s Classified Assets shall not exceed $4,500,000.
(f)   Regulatory Capital.   In each case as reflected in the Closing Financial Statements, (i) Delanco and Delanco Bank shall be “well capitalized” as defined under applicable Law, (ii) Delanco Bank’s Tier 1 leverage ratio shall be no less than 8.50%, (iii) Delanco Bank’s Tier 1 risked-based capital ratio shall be no less than 15.25%, (iv) Delanco Bank’s total risked-based capital ratio shall be no less than 17.00%, (v) Delanco’s total equity to total assets ratio shall be no less than 9.75%, and (vi) Delanco Bank shall not have received any notification from the OCC to the effect that the capital of Delanco Bank is insufficient to permit Delanco Bank to engage in all aspects of its business and its currently proposed businesses without material restrictions, including the imposition of a Burdensome Condition.
(g)   Termination of Contracts; Consents to Contracts.   Delanco shall have delivered to First Bank evidence satisfactory to First Bank in its discretion that (i) each Contract listed in Section 4.35 of Delanco’s Disclosure Memorandum has been terminated in its entirety and (ii) the Consents from counterparties to the Contracts set forth in Section 8.2(g)(ii) of First Bank’s Disclosure Memorandum have been obtained.
8.3.   Conditions to Obligations of Delanco.
The obligations of Delanco to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Delanco pursuant to Section 10.6(b):
(a)   Representations and Warranties.   For purposes of this Section 8.3(a), the accuracy of the representations and warranties of First Bank set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties of First Bank set forth in Sections 5.4(a), 5.4(c), 5.7 and 5.17 shall be true and correct (other than, in the case of Section 5.4(a) and 5.4(c), inaccuracies which are de minimis in amount) (it being understood that, for purposes of determining the accuracy of such representations and warranties, the standard set forth in

Section 5.1 shall be disregarded). The representations and warranties of First Bank set forth in Sections 5.2 (first sentence only), 5.3(a), 5.3(b)(i), 5.4(b) and 5.14 shall be true and correct in all material respects (it being understood that, for purposes of determining the accuracy of such representations and warranties, the standard set forth in Section 5.1 shall be disregarded). Subject to the standard set forth in Section 5.1, the representations and warranties set forth in each other section in Article 5 shall be true and correct in all respects.
(b)   Performance of Agreements and Covenants.   Each and all of the agreements and covenants of First Bank to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.
(c)   Certificates.   First Bank shall have delivered to Delanco (i) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as such conditions relate to First Bank and in Sections 8.3(a) and 8.3(b) have been satisfied, and (ii) certified copies of resolutions duly adopted by First Bank’s board of directors evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, the Bank Merger Agreement and the consummation of the transactions contemplated hereby and thereby, all in such reasonable detail as Delanco and its counsel shall request.
ARTICLE 9
TERMINATION
9.1.   Termination.
Notwithstanding any other provision of this Agreement, and notwithstanding the approval of this Agreement by the shareholders of Delanco, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:
(a)   By mutual written agreement of First Bank and Delanco;
(b)   By either Party in the event (i) any Regulatory Authority has denied a Requisite Regulatory Approval, provided that the Party seeking to terminate this Agreement pursuant to this Section 9.1(b)(i) shall have used its reasonable best efforts to contest, appeal and change such denial or (ii) any Law or Order permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable, provided that the Party seeking to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall have used its reasonable best efforts to contest, appeal and remove such Law or Order;
(c)   By either Party in the event that the Merger shall not have been consummated by August 31, 2018, if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 9.1(c);
(d)   By First Bank in the event that the board of directors of Delanco has (i) failed to recommend the Merger and the approval of this Agreement by the shareholders of Delanco or otherwise effected a Change in the Delanco Recommendation, (ii) breached the terms of Section 7.2 in any respect adverse to First Bank, (iii) breached its obligations under Section 7.1 by failing to call, give notice of, convene and/or hold Delanco’s Shareholders’ Meeting in accordance with Section 7.1, or (iv) failed to obtain the Delanco Shareholder Approval at Delanco’s Shareholders’ Meeting where such matter was presented to the shareholders of Delanco for approval and voted upon;
(e)   By Delanco in the event that any of the conditions precedent to the obligations of Delanco to consummate the Merger contained in Section 8.3 cannot be satisfied or fulfilled by the date specified in Section 9.1(c) (provided that the failure of such condition to be satisfied or fulfilled is not a result of Delanco’s failure to perform, in any material respect, any of its covenants or agreements contained in this Agreement or the breach by Delanco of any of its material representations or warranties contained in this Agreement);
(f)   By First Bank in the event that any of the conditions precedent to the obligations of First Bank to consummate the Merger contained in Section 8.2 cannot be satisfied or fulfilled by the date specified in Section 9.1(c) (provided that the failure of such condition to be satisfied or fulfilled is not a result of First

Bank’s failure to perform, in any material respect, any of its covenants or agreements contained in this Agreement or the breach by First Bank of any of its material representations or warranties contained in this Agreement);
(g)   by First Bank, if the FDIC or NJDOBI, has granted a Requisite Regulatory Approval but such Requisite Regulatory Approval contains or would result in the imposition of a Burdensome Condition and there is no meaningful possibility that such Requisite Regulatory Approval could be revised prior to the date specified in Section 9.1(c) so as not to contain or result in a Burdensome Condition;
(h)   by First Bank or Delanco if the FDIC or NJDOBI, shall have requested in writing that First Bank, Delanco or any of their respective Affiliates withdraw (other than for technical reasons), and not be permitted to resubmit within 60 days, any application with respect to a Requisite Regulatory Approval;
(i)   By Delanco, at any time during the five-day period commencing with the Determination Date, if both of the following conditions are satisfied:
(i)   The number obtained by dividing the Average Closing Price by the Starting Price (as defined below) (the “First Bank Ratio”) shall be less than 0.80; and
(ii)   (x) the First Bank Ratio shall be less than (y) the number obtained by dividing the Final Index Price by the Index Price on the Starting Date (each as defined below) and subtracting 0.20 from the quotient in this clause (ii) (y) (such number in this clause (ii) (y) being referred to herein as the “Index Ratio”);
subject, however, to the following three sentences. If Delanco elects to exercise its termination right pursuant to this Section 9.1(i), it shall give written notice to First Bank (provided that such notice of election to terminate may be withdrawn at any time within the aforementioned five-day period). During the five-day period commencing with its receipt of such notice, First Bank shall have the option to increase the consideration to be received by the holders of Delanco Common Stock hereunder, by adjusting the Exchange Ratio (calculated to the nearest one one-thousandth) to equal the lesser of  (x) a number (rounded to the nearest one one-thousandth) obtained by dividing (A) the product of the Starting Price, 0.80 and the Exchange Ratio (as then in effect) by (B) the Average Closing Price and (y) a number (rounded to the nearest one one-thousandth) obtained by dividing (A) the product of the Index Ratio and the Exchange Ratio (as then in effect) by (B) the First Bank Ratio. If First Bank so elects within such five-day period, it shall give prompt written notice to Delanco of such election and the revised Exchange Ratio, whereupon no termination shall have occurred pursuant to this Section 9.1(i) and this Agreement shall remain in effect in accordance with its terms (except as the Exchange Ratio shall have been so modified).
For purposes of this Section 9.1(i) the following terms shall have the meanings indicated:
“Final Index Price” shall mean the average of the Index Prices for the 20 consecutive full trading days ending on the Determination Date.
“Index Price” shall mean the closing price on such date of the NASDAQ Bank Index.
“Starting Date” shall mean the last trading day immediately preceding the date of the first public announcement of entry into this Agreement.
“Starting Price” shall mean the closing price of a share of First Bank Common Stock on NASDAQ (as reported in The Wall Street Journal, or if not reported therein, in another authoritative source) on the Starting Date; or
(j)   By Delanco in the event that the board of directors of First Bank has (i) failed to recommend the Bank Merger and the approval of the Bank Merger Agreement by the shareholders of First Bank, (ii) breached its obligations under Section 7.1 by failing to call, give notice of, convene and/or hold First Bank’s Shareholders’ Meeting in accordance with Section 7.1, or (iii) failed to obtain the First Bank Shareholder Approval at First Bank’s Shareholders’ Meeting where such matter was presented to the shareholders of First Bank for approval and voted upon.
9.2.   Effect of Termination.
In the event of the termination and abandonment of this Agreement pursuant to Section 9.1, this Agreement shall become void and have no further force or effect and there shall be no Liability on the part of any Party hereto for any matters addressed herein or other claim relating to this Agreement and the transactions contemplated hereby, except that (i) the provisions of this Section 9.2, Section 7.5(d), and Article 10, shall survive any such termination and abandonment and (ii) no such termination shall relieve the breaching Party from Liability resulting from any fraud or intentional breach by that Party of this Agreement occurring prior to such termination or abandonment.
9.3.   Non-Survival of Representations and Covenants.
The respective representations, warranties, obligations, covenants, and agreements of the Parties shall not survive the Effective Time except this Section 9.3, Sections 7.5, 7.7, 7.8 and 7.9, and Article 1, Article 2, Article 3 and Article 10.
ARTICLE 10
MISCELLANEOUS
10.1.   Definitions.
(a)   Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:
“Acquisition Agreement” means a letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement.
“Acquisition Proposal” means any offer, inquiry, proposal or indication of interest (whether communicated to Delanco or publicly announced to Delanco’s shareholders and whether binding or non-binding) by any Person (other than a First Bank Entity) for an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any acquisition or purchase, direct or indirect, by any Person or “Group” (other than a First Bank Entity) of 20% or more in interest of the total outstanding voting securities of Delanco or any of its Subsidiaries, or any tender offer or exchange offer that if consummated would result in any Person or “Group” (other than a First Bank Entity) beneficially owning 20% or more in interest of the total outstanding voting securities of Delanco or any of its Subsidiaries, or any merger, consolidation, business combination or similar transaction involving Delanco or any of its Subsidiaries pursuant to which the shareholders of Delanco immediately preceding such transaction hold less than 80% of the equity interests in the surviving or resulting entity (which includes the parent corporation of any constituent corporation to any such transaction) of such transaction; (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of 20% or more of the consolidated Assets of Delanco and its Subsidiaries, taken as a whole; or (iii) any liquidation or dissolution of Delanco.
“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person and “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.
“Assets” of a Person means all of the assets, properties, deposits, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.
“Average Closing Price” shall mean the average of the daily closing prices for the shares of First Bank Common Stock for the 20 consecutive full trading days on which such shares are actually traded on NASDAQ (as reported by The Wall Street Journal or, if not reported thereby, any other authoritative source) ending at the close of trading on the Determination Date.
“BHC Act” means the federal Bank Holding Company Act of 1956, as amended.

“Books and Records” means all files, ledgers and correspondence, all manuals, reports, texts, notes, memoranda, invoices, receipts, accounts, accounting records and books, financial statements and financial working papers and all other records and documents of any nature or kind whatsoever, including those recorded, stored, maintained, operated, held or otherwise wholly or partly dependent on discs, tapes and other means of storage, including any electronic, magnetic, mechanical, photographic or optical process, whether computerized or not, and all software, passwords and other information and means of or for access thereto, belonging to Delanco and the Delanco Subsidiaries or relating to the business.
“Business Day” means any day other than a Saturday, a Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.
“Call Reports” mean Consolidated Reports of Condition and Income (FFIEC Form 041) or any successor form of the Federal Financial Institutions Examination Council of Delanco or First Bank.
“Classified Assets” means all of the Loans of Delanco and its Subsidiaries that, as of December 31, 2016, had an outstanding balance of  $50,000 or more and were classified by Delanco as substandard, doubtful, loss or OREO as reported by Delanco in the Delanco SEC Reports.
“Closing Date” means the date on which the Closing occurs.
“Consent” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.
“Contract” means any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, license, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business but excludes any Loan or deposit agreement.
“Default” means (i) any breach or violation of, default under, contravention of, conflict with, or failure to perform any obligations under any Contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit.
“Delanco Benefit Plan” means (a) all employee benefit plans, programs, policies, agreements and arrangements of the Delanco Entities (including any “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and (b) all employment, consulting, retention, change in control, pension, retirement (qualified and non-qualified), profit sharing, savings, bonus, deferred or incentive compensation, hospitalization, medical, life insurance, disability insurance, paid time off, paid holiday, termination or severance pay, stock purchase, restricted stock, stock option, performance shares, stock appreciation rights benefit plans, employee stock ownership, share purchase, equity-based compensation, health, welfare, or other similar plans, programs, policies, agreements and arrangements, in each case that is (x) sponsored, maintained or contributed to by Delanco or any of its Affiliates for the benefit of any employee or any beneficiary or dependent thereof or (y) under which Delanco or any of its Affiliates has or could have any Liability with respect to any employee or any beneficiary or dependent thereof.
“Delanco Common Stock” means the $0.01 par value common stock of Delanco.
“Delanco Entities” means, collectively, Delanco and all Delanco Subsidiaries.
“Delanco Financial Statements” means (i) the consolidated statements of condition (including related notes and schedules, if any) of Delanco as of March 31, 2017 and 2016, and the related statements of operations, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) for each of the fiscal years ended March 31, 2017, 2016 and 2015, and (ii) the consolidated statements of condition of Delanco (including related notes and schedules, if any) and related statements of operations, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any), included in the Delanco SEC Reports filed with the SEC with respect to periods ended subsequent to June 30, 2017.
“Delanco Stock Plan” means the Delanco Bancorp, Inc. 2008 Equity Incentive Plan, as amended.
“Delanco Subsidiary” means the Subsidiaries of Delanco, which shall include the entities set forth on Schedule 4.5 and any corporation, bank, savings association, limited liability company, limited partnership, limited liability partnership or other organization formed or acquired as a Subsidiary of Delanco after the date hereof and held as a Subsidiary by Delanco at the Effective Time.
“Delinquent Loans” means (i) all Loans with principal and/or interest that are 30 – 89 days past due, (ii) all Loans with principal and/or interest that are at least 90 days past due and still accruing, (iii) all Loans with principal and/or interest that are non-accruing and (iv) net charge-offs.
“Determination Date” shall mean the 10th day prior to the Closing Date, provided that if shares of the First Bank Common Stock are not actually traded on NASDAQ on such day, the Determination Date shall be the immediately preceding day to the 10th day prior to the Closing Date on which shares of First Bank Common Stock actually trade on NASDAQ.
“Disclosure Memorandum” of a Party means a letter delivered by such Party to the other Party prior to execution of this Agreement, setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article 4 and Article 5 or to one or more of its covenants contained in this Agreement; provided, that (i) no such item is required to be set forth in a Disclosure Memorandum as an exception to a representation or warranty if its absence would not be reasonably likely to result in the related representation or warranty being deemed untrue or incorrect and (ii) the mere inclusion of an item in a Disclosure Memorandum as an exception to a representation or warranty shall not be deemed an admission by a Party that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect on the Party making the representation or warranty.
“Environmental Laws” means all Laws, orders, permit, opinion or agency requirement relating to pollution or protection of human health or safety or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata) including the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq., and other Laws relating to emissions, discharges, releases, or threatened releases of any Hazardous Material, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material.
“Equity Rights” means all arrangements, calls, commitments, Contracts, options, rights (including preemptive rights or redemption rights), scrip, understandings, warrants, or other binding obligations of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock or equity interests of a Person or by which a Person is or may be bound to issue additional shares of its capital stock or other equity interests.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any entity which together with a Delanco Entity would be treated as a single employer under Internal Revenue Code Section 414.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exhibit” means the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto.

“FDIC Documents” means all forms, proxy statements, registration statements, reports, schedules, and other documents filed, together with any amendments thereto, by First Bank or any of its Subsidiaries with the FDIC on or after January 1, 2014 or by Delanco or any of its Subsidiaries with the FDIC on or after January 1, 2014, as applicable.
“Federal Reserve” means the Board of Governors of the Federal Reserve System or a Federal Reserve Bank acting under the appropriately delegated authority thereof, as applicable.
“First Bank Capital Stock” means, collectively, First Bank Common Stock, any preferred stock of First Bank and any other class or series of capital stock of First Bank.
“First Bank Common Stock” means the $5.00 par value common stock of First Bank.
“First Bank Entities” means, collectively, First Bank and all First Bank Subsidiaries.
“First Bank Financial Statements” means (i) the consolidated statements of condition (including related notes and schedules, if any) of First Bank as of December 31, 2016 and 2015, and the related statements of operations, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) for each of the three fiscal years ended December 31, 2016, 2015 and 2014, as filed by First Bank in FDIC Documents, and (ii) the consolidated statements of condition of First Bank (including related notes and schedules, if any) and related statements of operations, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) included in the First Bank FDIC Reports filed with respect to periods ended subsequent to June 30, 2017.
“First Bank Options” means each option or other Equity Right to purchase shares of First Bank Common Stock pursuant to stock options or stock appreciation rights.
“First Bank Stock Plans” means the existing stock option and other stock-based compensation plans of First Bank designated as follows: 2017 Equity Compensation Plan E.
“First Bank Subsidiaries” means the Subsidiaries of First Bank, which shall include any corporation, bank, savings association, limited liability company, limited partnership, limited liability partnership or other organization formed or acquired as a Subsidiary of First Bank after the date hereof and held as a Subsidiary by First Bank at the Effective Time.
“GAAP” means U.S. generally accepted accounting principles, consistently applied during the periods involved.
“Hazardous Material” means (i) any hazardous substance, hazardous material, hazardous waste, regulated substance, or toxic substance (as those terms are defined by any applicable Environmental Laws), (ii) any chemicals, pollutants, contaminants, petroleum, petroleum products, or oil, lead-containing paint or plumbing, radioactive materials or radon, asbestos-containing materials and any polychlorinated biphenyls and (iii) any other substance which has been, is, or may be the subject of regulatory action by any government authority in connection with any Environmental Law.
“HOLA” means the Home Owners Loan Act of 1933, as amended.
“Intellectual Property” means copyrights, patents, trademarks, service marks, service names, trade names, brand names, internet domain names, logos together with all goodwill associated therewith, registrations and applications therefor, technology rights and licenses, computer software (including any source or object codes therefor or documentation relating thereto), trade secrets, franchises, know-how, inventions, and other intellectual property rights.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Knowledge” or “knowledge” as used with respect to a Person (including references to such Person being aware of a particular matter) means the actual knowledge of the chairman, president, chief financial officer, chief risk officer, chief accounting officer, chief operating officer, chief credit officer, general counsel, any assistant or deputy general counsel, or any senior, executive or other vice president in charge of human resources of such Person and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation.

“Law” means any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, Liabilities, or business, including those promulgated, interpreted or enforced by any Regulatory Authority.
“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.
“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, option, right of first refusal, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest, other than Permitted Liens.
“Litigation” means any action, arbitration, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors), compliance review, inspection, hearing, administrative or other proceeding relating to or affecting a Party, its business, its records, its policies, its practices, its compliance with Law, its actions, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.
“Loans” means any written or oral loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, guarantees and interest bearing assets) to which Delanco is a party as a creditor.
“Losses” means any and all demands, claims, actions or causes of action, assessments, losses, diminution in value, damages (including special and consequential damages), liabilities, costs, and expenses, including interest, penalties, cost of investigation and defense, and reasonable attorneys’ and other professional fees and expenses.
“Material” or “material” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.
“Material Adverse Effect” means with respect to any Party and its Subsidiaries, any fact, circumstance, event, change, effect, development or occurrence that, individually or in the aggregate together with all other facts, circumstances, events, changes, effects, developments or occurrences, directly or indirectly, (i) has had or would reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations, Assets, liabilities or business of such Party and its Subsidiaries taken as a whole; provided, that a “Material Adverse Effect” shall not be deemed to include effects to the extent resulting from (A) changes after the date of this Agreement in GAAP or regulatory accounting requirements, (B) changes after the date of this Agreement in Laws of general applicability to companies in the financial services industry, (C) changes after the date of this Agreement in global, national or regional political conditions or general economic or market conditions in the United States (and with respect to each of Delanco and First Bank, in the respective markets in which they operate), including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the financial services industry, (D) after the date of this Agreement, general changes in the credit markets or general downgrades in the credit markets, (E) failure, in and of itself, to meet earnings projections or internal financial forecasts, but not including any underlying causes thereof unless separately excluded hereunder, or changes in the trading price of a Party’s common stock, in and of itself, but not including any underlying causes unless separately excluded hereunder, (F) the public disclosure of this Agreement and the impact thereof on relationships with customers or employees, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, or (H) actions or omissions taken with the prior written consent of the other Party hereto or expressly required by this Agreement; except, with respect to clauses (A), (B), (C), (D) and (G), to the extent that the effects of such change disproportionately affect such Party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such Party and its Subsidiaries operate, or (ii) prevents or materially impairs the ability of such Party to timely consummate the transactions contemplated hereby.
“NASDAQ” means the NASDAQ Global Market.
“Non-Performing Assets” means Loans on non-accrual status, accruing Loans that are past due 90 days more, troubled debt restructurings and OREO held by Delanco.
“Non-Performing Loans” means Loans on non-accrual status, accruing Loans that are past due 90 days more and troubled debt restructurings held by Delanco.
“Ordinary Course” means the conduct of the business of a Party in substantially the same manner as such business was operated on the date of this Agreement, including operations in conformance and consistent with such Party’s practices and procedures prior to and as of such date.
“OREO” means “other real estate owned” or words of similar import held by Delanco.
“Operating Property” means any property owned, leased, or operated by the Party in question or by any of its Subsidiaries or in which such Party or Subsidiary holds a security interest or other interest (including an interest in a fiduciary capacity), and, where required by the context, includes the owner or operator of such property, but only with respect to such property.
“Order” means any administrative decision or award, decree, injunction, judgment, order, consent decree, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Regulatory Authority.
“Participation Facility” means any facility or property in which the Party in question or any of its Subsidiaries participates in the management and, where required by the context, said term means the owner or operator of such facility or property, but only with respect to such facility or property.
“Party” means either of Delanco or First Bank, and “Parties” means Delanco and First Bank.
“Permit” means any federal, state, local, or foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.
“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a Representative capacity.
“Previously Disclosed” by a Party means information set forth in its Disclosure Memorandum or, if applicable, information set forth in its FDIC Documents or Delanco SEC Reports that were filed prior to the date hereof  (but disregarding risk factor disclosures contained under the heading “Risk Factors” or disclosures of risk factors set forth in any “forward-looking statements” disclaimer or other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature).
“Regulatory Authorities” means, collectively, the SEC, the NASDAQ, state securities authorities, the Financial Industry Regulatory Authority, the Securities Investor Protector Corporation, applicable securities, commodities and futures exchanges, and other industry self-regulatory organizations, the Federal Reserve, the FDIC, the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the IRS, the DOL, the OCC, NJDOBI and all other foreign, federal, state, county, local or other governmental, banking or regulatory agencies, authorities (including taxing and self-regulatory authorities), instrumentalities, commissions, boards, courts, administrative agencies, commissions or bodies.

“Representative” means, with respect to any Person, any officer, director, employee, investment banker, financial or other advisor, attorney, accountant, consultant, or other representative or agent of or engaged or retained by such Person.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Laws” means 12 C.F.R. Part 335, the FDIC Statement of Policy on the Use Offering Circulars in Connection with Public Distribution of Bank Securities (effective September 5, 1996), the Securities Act, the Exchange Act, the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of any Regulatory Authority promulgated thereunder.
“Subsidiaries” means all those corporations, associations, or other business entities of which the entity in question either (i) owns or controls more than 50% of the outstanding equity securities or other ownership interests either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent (provided, there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal with respect to which the board of directors of Delanco determines in its good faith judgment (based on, among other things, the advice of outside legal counsel and a financial advisor) to be more favorable, from a financial point of view, to Delanco’s shareholders than the Merger and the other transactions contemplated by this Agreement (as it may be proposed to be amended by First Bank), taking into account all relevant factors (including the Acquisition Proposal and this Agreement (including any proposed changes to this Agreement that may be proposed by First Bank in response to such Acquisition Proposal)); provided, that for purposes of the definition of  “Superior Proposal,” the references to “20%” and “80%” in the definitions of Acquisition Proposal and Acquisition Transaction shall be deemed to be references to “100%”.
“Surviving Corporation” means First Bank as the surviving corporation resulting from the Merger.
“Tax” or “Taxes” means any federal, state, county, local, or foreign taxes, or, to the extent in the nature of a tax, any charges, fees, levies, imposts, duties, or other assessments, including income, gross receipts, excise, employment, sales, use, transfer, recording license, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, commercial rent, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax, imposed or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency thereof, including any interest, penalties, and additions imposed thereon or with respect thereto.
“Tax Return” means any report, return, information return, or other document required to be supplied to a Regulatory Authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries.

10.2.   Referenced Pages.
The terms set forth below shall have the meanings ascribed thereto in the referenced pages:
401(k) Plan	A-38
Agreement	A-1
ALLL	A-22
Asset Quality Measuring Date	A-44
Bank Merger	A-2
Bank Merger Agreement	A-2
Book-Entry Share	A-3
Burdensome Condition	A-36
Canceled Shares	A-3
Certificate	A-3
Change in the Delanco Recommendation	A-33
Chosen Courts	A-59
Closing	A-2
Closing Date	A-2
Closing Financial Statements	A-42
Covered Employee	A-37
Delanco	A-1
Delanco Bank	A-1
Delanco Contracts	A-19
Delanco ESOP	A-39
Delanco Insiders	A-41
Delanco Recommendation	A-33
Delanco Regulatory Agreement	A-19
Delanco SEC Reports	A-10
Delanco Shareholder Approval	A-7
Delanco Shareholders	A-4
Delanco Stock Option	A-3
Delanco’s Shareholders’ Meeting	A-33
Derivative Transaction	A-20
Effective Time	A-2
Exchange Agent	A-4
Exchange Fund	A-4
Exchange Ratio	A-3
Expense Reimbursement	A-56
FDIA	A-9
FDIC	A-9
Final Index Price	A-46
First Bank	A-1
First Bank Certificates	A-4
First Bank FDIC Reports	A-25
First Bank Ratio	A-46

First Bank Recommendation	A-34
First Bank Shareholder Approval	A-24
First Bank’s Shareholders’ Meeting	A-34
Indemnified Party	A-39
Index Price	A-46
Index Ratio	A-46
Joinder Agreement	A-1
Maximum Amount	A-39
Merger	A-1
Merger Consideration	A-3
Merger Consideration Price	A-3
Merger Sub	A-1
Money Laundering Laws	A-16
NJBA	A-1
NJDOBI	A-43
OCC	A-6
OFAC	A-23
Optionholder Merger Consideration	A-3
Permitted Liens	A-12
Pool	A-22
Proxy Statement	A-32
Real Property	A-13
Regulatory Communication	A-36
Requisite Regulatory Approvals	A-43
Sanctioned Countries	A-23
Sanctions	A-23
SDN List	A-23
Starting Date	A-46
Starting Price	A-46
Subsequent Fee	A-56
Systems	A-13
Takeover Laws	A-21
Tax Opinion	A-43
Termination Fee	A-56
Voting Agreement	A-1
Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” The words “hereby,” “herein,” “hereof,” “hereunder” and similar terms refer to this Agreement as a whole and not to any specific Section. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. If a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning. Any capitalized terms used in any schedule, Exhibit, Disclosure Memorandum, document, instrument or certificate made or delivered pursuant to this Agreement but not otherwise defined therein shall have the meaning set forth in this Agreement. All references to “dollars” or “$” in this Agreement are to United States dollars. All references to “the transactions contemplated by this Agreement” (or similar phrases) include the transactions provided for in this Agreement, including the Merger and the Bank

Merger. Any Contract or Law defined or referred to herein or in any Contract that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Law) by succession of comparable successor Law and references to all attachments thereto and instruments incorporated therein. The term “made available” means any document or other information that was (a) provided (whether by physical or electronic delivery) by one Party or its representatives to the other Party and its representatives at least two Business Days prior to the date hereof, (b) included in the virtual data room (on a continuation basis without subsequent modification) of a Party at least two Business Days prior to the date hereof, (c) filed by First Bank with the FDIC and publicly available on the FDIC’s website at least two Business Days prior to the date hereof or (d) filed by Delanco with the SEC and publicly available on the SEC’s website at least two Business Days prior to the date hereof.
10.3.   Expenses.
(a)   Except as otherwise provided in this Section 10.3, each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing and mailing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel, except that each of the Parties shall bear and pay one-half of the filing fees payable in connection with the Proxy Statement and printing costs incurred in connection with the printing of the Proxy Statement.
(b)   Notwithstanding the foregoing, if:
(i)   Either Delanco or First Bank terminates this Agreement pursuant to Section 9.1(c), or First Bank terminates this Agreement pursuant to Section 9.1(f), and at the time of such termination, any Person has made and not withdrawn an Acquisition Proposal or has publicly announced an intention (whether or not conditional) to make an Acquisition Proposal, and within 12 months of such termination Delanco shall either (A) consummate an Acquisition Transaction or (B) enter into an Acquisition Agreement with respect to an Acquisition Transaction, whether or not such Acquisition Transaction is subsequently consummated, then Delanco shall pay to First Bank an amount equal to $550,000 (the “Termination Fee”);
(ii)   First Bank shall terminate this Agreement pursuant to Sections 9.1(d)(i), (ii) or (iii), then Delanco shall pay to First Bank the Termination Fee; or
(iii)   First Bank shall terminate this Agreement pursuant to Section 9.1(d)(iv), then Delanco shall reimburse First Bank for all reasonable out-of-pocket costs and expenses incurred by First Bank in connection with the transactions contemplated by this Agreement (the “Expense Reimbursement”) up to $250,000; provided, that, if, within 12 months of such termination, Delanco shall either (A) consummate an Acquisition Transaction or (B) enter into an Acquisition Agreement with respect to an Acquisition Transaction, whether or not such Acquisition Transaction is subsequently consummated, then Delanco shall pay to First Bank an amount equal to the difference between the Termination Fee and any Expense Reimbursement previously paid to First Bank (the “Subsequent Fee”).
The payment of the Termination Fee by Delanco pursuant to this Section 10.3(b) constitutes liquidated damages and not a penalty, and shall be the sole monetary remedy of First Bank in the event of termination of this Agreement pursuant to Sections 9.1(c), 9.1(d) or 9.1(f). If the Termination Fee shall be payable pursuant to subsection (i) of this Section 10.3(b), the Termination Fee shall be paid in same-day funds at or prior to the earlier of the date of consummation of such Acquisition Transaction or the date of execution of an Acquisition Agreement with respect to such Acquisition Transaction. If the Termination Fee shall be payable pursuant to subsection (ii) of this Section 10.3(b), the Termination Fee shall be paid in same-day funds within two Business Days from the date of termination of this Agreement. If the Expense Reimbursement shall be payable pursuant to subsection (iii) of this Section 10.3(b), the Expense Reimbursement shall be paid in same-day funds within two Business Days from the date of termination of this Agreement. If the Subsequent Fee shall be payable pursuant to subsection (iii) of this Section 10.3(b), the Subsequent Fee shall be paid in same-day funds at or prior to the earlier of the date of consummation of such Acquisition Transaction or the date of execution of an Acquisition Agreement with respect to such Acquisition Transaction.

(c)   The Parties acknowledge that the agreements contained in paragraph (b) of this Section 10.3 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, they would not enter into this Agreement; accordingly, if Delanco fails to pay any fee payable by it pursuant to this Section 10.3 when due, then Delanco shall pay to First Bank its costs and expenses (including attorneys’ fees) in connection with collecting such fee, together with interest on the amount of the fee at the rate of 7.00% from the date such payment was due under this Agreement until the date of payment
10.4.   Entire Agreement; Third Party Beneficiaries.
Except as otherwise expressly provided herein, this Agreement (including the Disclosure Memorandum of each of Delanco and First Bank, the exhibits, the schedules, and the other documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, other than as provided in Section 7.9, which is intended for each Indemnified Party. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties hereto of risks associated with particular matters regardless of the knowledge of any of the Parties hereto. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no consent, approval or agreement of any third party beneficiary will be required to amend, modify to waive any provision of this Agreement.
10.5.   Amendments.
To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of each of the Parties, whether before or after the Delanco Shareholder Approval and the First Bank Shareholder Approval has been obtained; provided, that after obtaining the Delanco Shareholder Approval, there shall be made no amendment that requires further approval by the Delanco shareholders; provided, further, that after obtaining the First Bank Shareholder Approval, there shall be no amendment to this Agreement that results in an amendment to the Bank Merger Agreement which requires further approval by the First Bank shareholders.
10.6.   Waivers.
(a)   Prior to or at the Effective Time, First Bank, acting through its board of directors, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by Delanco, to waive or extend the time for the compliance or fulfillment by Delanco of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of First Bank under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of First Bank.
(b)   Prior to or at the Effective Time, Delanco, acting through its board of directors, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by First Bank, to waive or extend the time for the compliance or fulfillment by First Bank of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Delanco under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Delanco.
(c)   The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

10.7.   Assignment.
Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
10.8.   Notices.
All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission (followed by overnight courier), by registered or certified mail, postage pre-paid, or by courier or overnight carrier, or by email (with receipt confirmed) to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:
First Bank:	First Bank 2465 Kuser Road, Suite 101 Hamilton, NJ 08690 Attention: Patrick L. Ryan Email: patrick.ryan@firstbanknj.com
Copy to Counsel:	Covington & Burling LLP
One CityCenter
850 Tenth Street NW
Washington, DC 20001
Facsimile Number: 202.778.5986
Attention: Frank M. Conner III
Email: rconner@cov.com;
Attention: Michael P. Reed
Email: mreed@cov.com
Attention: Christopher J. DeCresce
Email: cdecresce@cov.com
Delanco:	Delanco Bancorp, Inc. 615 Burlington Avenue Delanco, NJ 08075 Attention: James E. Igo Email: jigo@delancofsb.com
Copy to Counsel:	Kilpatrick Townsend & Stockton LLP 607 14th Street NW Suite 1000 Washington, DC 20005 Facsimile Number: 202.204.5600 Attention: Aaron M. Kaslow Email: akaslow@kilpatricktownsend.com
10.9.   Governing Law; Jurisdiction; Waiver of Jury Trial
(a)   The Parties agree that this Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, construed in all respects, and enforced in accordance with the internal Laws of the State of New Jersey (including its statutes of limitations) without regard to any conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

(b)   Each Party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court of competent jurisdiction located in the State of New Jersey (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 10.8.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.9.
10.10.   Counterparts; Signatures.
This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment or waiver hereto or any agreement or instrument entered into in connection with this Agreement or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each Party hereto forever waives any such defense.
10.11.   Captions; Articles and Sections.
The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Agreement.
10.12.   Interpretations.
Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all Parties and their attorneys and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all Parties hereto.

10.13.   Enforcement of Agreement.
The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement. It is accordingly agreed that the Parties shall be entitled, without the requirement of posting bond, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties waives any defense in any action for specific performance that a remedy at law would be adequate.
10.14.   Severability.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
10.15.   Disclosure.
Any disclosure made in any document delivered pursuant to this Agreement or referred to or described in writing in any Section of this Agreement, in any schedule or exhibit attached hereto or in any Disclosure Memorandum shall apply only to, or only qualify, the indicated Section of this Agreement, except to the extent that (a) any other Section of this Agreement specifically referenced or cross-referenced in such disclosure or (b) the relevance of such item to another Section of this Agreement is reasonably apparent on the face of such disclosure (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other Sections of this Agreement.
[signatures on following page]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
FIRST BANK
By:	/s/ Patrick L. Ryan
	Name:	Patrick L. Ryan
	Title:	President and Chief Executive Officer
DELANCO BANCORP, INC.
By:	/s/ James E. Igo
	Name:	James E. Igo
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT A

FORM OF JOINDER AGREEMENT
FORM OF JOINDER, dated as of  [•], 2017 (this “Joinder”) to the Agreement and Plan of Reorganization, dated as of October 18, 2017 (the “Merger Agreement”), between First Bank (“First Bank”), a New Jersey chartered commercial bank and Delanco Bancorp, Inc. (“Delanco”), a New Jersey corporation.
WHEREAS, pursuant to Section 7.17 of the Merger Agreement, First Bank caused the incorporation of  [Merger Sub] (“Merger Sub”), a New Jersey corporation and a newly formed, direct wholly owned subsidiary of First Bank, and is required to cause Merger Sub to become party to the Merger Agreement through the execution of this Joinder;
WHEREAS, the board of directors of Merger Sub have adopted resolutions (the “Resolutions”) (i) unanimously approving the Merger and the execution, delivery and performance by Merger Sub of this Agreement and the Joinder Agreement, (ii) declaring that the Merger is advisable and in the best interests of the sole stockholder of Merger Sub and (iii) directing that the Merger be submitted for consideration at a meeting or by unanimous written consent of Merger Sub’s stockholder;
WHEREAS, First Bank has approved the Merger Agreement in its capacity as sole stockholder of Merger Sub;
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, First Bank, Merger Sub and Delanco hereby agree as follows:
1.01 Definitions.   Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the merger Agreement.
1.02 Joinder.   In accordance with the terms of the Merger Agreement, Merger Sub irrevocably agrees to join and become a party to the Merger Agreement and be bound by and comply with the terms and provisions of the Merger Agreement applicable to it, in each case with the same force and effect as if it had originally been a party thereto.
1.03 Representations and Warranties of the Parties.   Merger Sub represents and warrants to Delanco that (a) the Resolutions have not been amended or withdrawn as of the date of this Joinder and (b) this Joinder has been duly authorized, executed and delivered by it and that this Joinder and the Merger Agreement constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof and thereof. Merger Sub represents and warrants to, and agrees with Delanco with respect to, all of the representations and warranties of Merger Sub set forth in Article V of the Merger Agreement, and the covenants and agreements set forth in Articles VI and VII of the Merger Agreement applicable to it.
1.04 Full Force of Merger Agreement.   Except as expressly supplemented hereby, the Merger Agreement shall remain in full force and effect in accordance with its terms.
1.05 Governing Law.   This Joinder shall be governed by, and construed in accordance with, the laws of the State of New Jersey applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.
A-A-1

EXHIBIT B

FORM OF

VOTING AGREEMENT
This VOTING AGREEMENT, dated as of October 18, 2017 (this “Agreement”), by and among First Bank (“Buyer”), a New Jersey chartered commercial bank, Delanco Bancorp, Inc. (“Target”), a New Jersey corporation, and the undersigned stockholder and director (the “Stockholder”) of Target.
W I T N E S S E T H:
WHEREAS, concurrently with the execution of this Agreement, Buyer, Merger Sub and Target are entering into an Agreement and Plan of Reorganization, dated as of the date hereof  (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Target will merge with and into Merger Sub, with Merger Sub as the surviving corporation (the “Merger”);
WHEREAS, as of the date hereof, the Stockholder is a director of Target and has Beneficial Ownership of, in the aggregate, those shares of common stock, with $0.01 par value per share of Target (“Target Common Stock”) specified on Schedule 1 attached hereto, which, by virtue of the Merger, will be converted into the right to receive shares of Buyer common stock, and therefore the Merger is expected to be of substantial benefit to the Stockholder;
WHEREAS, as a material inducement to Buyer and Merger Sub entering into the Merger Agreement, Buyer and Merger Sub have required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein; and
WHEREAS, other individuals, as a material inducement to Buyer and Merger Sub entering into the Merger Agreement, will enter into and abide by the covenants and obligations set forth in substantially similar voting agreements.
NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
General
1.1.   Defined Terms.   The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.
“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person.
“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has sole (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
A-B-1

“Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative Contract with respect to such security, entering into or acquiring a futures or forward Contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership of any security.
“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or any other means.
“Covered Shares” means, with respect to the Stockholder, the Stockholder’s Existing Shares, together with any shares of Target Common Stock or other capital stock of Target and any securities convertible into or exercisable or exchangeable for shares of Target Common Stock or other capital stock of Target, in each case that the Stockholder acquires Beneficial Ownership of on or after the date hereof.
“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under Securities Laws.
“Existing Shares” means, with respect to the Stockholder, all shares of Target Common Stock Beneficially Owned by the Stockholder.
“Permitted Transfer” means a Transfer (i) as the result of the death of the Stockholder by the Stockholder to a descendant, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of the Stockholder, (ii) Transfers to Affiliates (including trusts) and family members in connection with estate and tax planning purposes, and (iii) Transfers to any other stockholder and director and/or executive officer of Target who has executed a copy of this Agreement on the date hereof; provided, that in each case prior to the effectiveness of such Transfer, such transferee executes and delivers to Buyer and Target a written agreement, in form and substance acceptable to Buyer and Target, to assume all of Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as the Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as the Stockholder shall have made hereunder.
“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a Representative capacity.
“Representatives” means, with respect to any Person, any officer, director, employee, investment banker, financial or other advisor, attorney, accountant, consultant, or other representative or agent of or engaged or retained by such Person.
“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of an Encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.
A-B-2

ARTICLE II
COVENANTS OF STOCKHOLDER
2.1.   Agreement to Vote.   The Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at a special meeting of the stockholders of Target or at any other meeting of the stockholders of Target, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of Target (collectively, “Target Stockholders’ Meeting”), the Stockholder shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Stockholder and that the Covered Shares are entitled to vote thereon or consent thereto:
(a)   appear at each such meeting or otherwise cause the Covered Shares as to which the Stockholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and
(b)   vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholder controls the right to vote:
(i)   in favor of the approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and any actions required in furtherance thereof;
(ii)   against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of Target under the Merger Agreement;
(iii)   against any Acquisition Proposal; and
(iv)   against any action, agreement or transaction submitted for the vote or written consent of the stockholders of Target that would reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by Target of its obligations under the Merger Agreement or by the Stockholder of his, her or its obligations under this Agreement.
2.2.   No Inconsistent Agreements.   The Stockholder hereby covenants and agrees that, except for this Agreement, the Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney in contravention of the obligations of the Stockholder under this Agreement with respect to the Covered Shares, (c) will not commit any act, except for Permitted Transfers, that could restrict or affect his, her or its legal power, authority and right to vote any of the Covered Shares then held of record or Beneficially Owned by the Stockholder or otherwise prevent or disable the Stockholder from performing any of his, her or its obligations under this Agreement, and (d) has not taken and shall not knowingly take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing any of his, her or its obligations under this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1.   Representations and Warranties of the Stockholder.   The Stockholder hereby represents and warrants to Target and Buyer as follows:
(a)   Authorization; Validity of Agreement; Necessary Action.   The Stockholder has the requisite capacity and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against him, her or it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).
A-B-3

(b)   Ownership.   The Existing Shares are, and all of the Covered Shares owned by the Stockholder from the date hereof through and on the Closing Date will be, Beneficially Owned and owned of record by the Stockholder except to the extent such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer. The Stockholder has good and marketable title to the Existing Shares, free and clear of any Encumbrances other than those imposed by applicable Securities Laws. As of the date hereof, the Existing Shares constitute all of the shares of Target Common Stock Beneficially Owned or owned of record by the Stockholder. The Stockholder has and will have at all times through the Closing Date sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in ARTICLE II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares and with respect to all of the Covered Shares owned by the Stockholder at all times through the Closing Date.
(c)   No Violation.   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his, her or its obligations under this Agreement will not, (i) conflict with or violate any Law of any Governmental Authority applicable to the Stockholder or by which any of his or her Assets is bound, or (ii) conflict with, result in any breach of or constitute a Default, or result in the creation of any Encumbrance on the Assets of the Stockholder pursuant to, any Contract to which the Stockholder is a party or by which the Stockholder or any of his, her or its Assets is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Stockholder to perform his, her or its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.
(d)   Consents and Approvals.   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his, her or its obligations under this Agreement and the consummation by him, her or it of the transactions contemplated hereby will not, require the Stockholder to obtain any Consent of any Governmental Authority.
(e)   Legal Proceedings.   There is no Proceeding pending or, to the Knowledge of the Stockholder, threatened against or affecting the Stockholder or any of his, her or its Affiliates before or by any Person or Governmental Authority that could reasonably be expected to impair the ability of the Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(f)   Reliance by Buyer.   The Stockholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.
ARTICLE IV
OTHER COVENANTS
4.1.   Prohibition on Transfers, Other Actions.
(a)   Until the earlier of the receipt of the Target Stockholder Approval or the termination of this Agreement, the Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein unless such Transfer is a Permitted Transfer; (ii) enter into any Contract with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Stockholder’s legal power, authority and right to vote all of the Covered Shares then Beneficially Owned by him, her or it, or otherwise comply with and perform his, her or its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void.
(b)   The Stockholder understands and agrees that if the Stockholder attempts to Transfer, vote or provide any other Person with the authority to vote any of the Covered Shares other than in compliance with this Agreement, Target shall not, and the Stockholder hereby unconditionally and irrevocably instructs Target to not (i) permit such Transfer on its books and records, (ii) issue a new certificate representing any of the Covered Shares, or (iii) record such vote unless and until the Stockholder shall have complied with the terms of this Agreement.
A-B-4

4.2.   Stock Dividends, etc.   In the event of a stock split, stock dividend or distribution, or any change in the Target Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
4.3.   Notice of Acquisitions, etc.   The Stockholder hereby agrees to notify Target as promptly as practicable (and in any event within two Business Days after receipt) in writing of  (i) the number of any additional shares of Target Common Stock or other securities of Target of which the Stockholder acquires Beneficial Ownership on or after the date hereof and (ii) any proposed Permitted Transfers of the Covered Shares, Beneficial Ownership thereof or other interest specifically therein.
4.4.   Waiver of Appraisal Rights.   To the fullest extent permitted by applicable Law, the Stockholder hereby waives any rights of appraisal he, she or it may have under applicable Law.
4.5.   Further Assurances.   From time to time, at the request of Buyer and Target and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement. Without limiting the foregoing, the Stockholder hereby authorizes Target to publish and disclose in any announcement or disclosure related to the Merger Agreement, including the Proxy Statement, the Stockholder’s identity and ownership of the Covered Shares and the nature of the Stockholder’s obligations under this Agreement.
ARTICLE V
MISCELLANEOUS
5.1.   Termination.   This Agreement shall remain in effect until the earlier to occur of  (a) the receipt of the Target Stockholder Approval, (b) the date of termination of the Merger Agreement in accordance with its terms and (c) August 17, 2018; provided, that the provisions of ARTICLE V shall survive any termination of this Agreement. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for fraud, or willful or intentional breach of this Agreement.
5.2.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Buyer or Target any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Buyer or Target shall not have any authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
5.3.   Notices.   All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses:
(a)   Buyer:

First Bank
2465 Kuser Road
Hamilton, NJ 08690
609-528-4400
Attention: Patrick Ryan, Chief Executive Officer
A-B-5

with a copy to:

Covington & Burling LLP
One CityCenter
850 Tenth Street NW
Washington, DC 20001
Facsimile Number: 202.778.5986
Email: rconner@cov.com;
Attention: Michael P. Reed
Email: mreed@cov.com
Attention: Christopher J. DeCresce
Email: cdecresce@cov.com
(b)   Target:

Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, NJ 08075
856-461-0611
Attention: James E. Igo, Chairman, President and Chief Executive Officer
with a copy to:

Kilpatrick Townsend & Stockton LLP
607 14th Street NW
Suite 1000
Washington, DC 20005
Facsimile Number: 202.204.5600
Attention: Aaron M. Kaslow
Email: akaslow@kilpatricktownsend.com
(c)   if to the Stockholder, to those persons indicated on Schedule 1.
5.4.   Interpretation.   Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all parties hereto.
5.5.   Counterparts; Delivery by Facsimile or Electronic Transmission.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.
A-B-6

5.6.   Entire Agreement.   This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.
5.7.   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
(a)   The parties agree that this Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, construed in all respects, and enforced in accordance with the internal Laws of the State of New Jersey (including its statutes of limitation) without regard to any conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.
(b)   Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court of competent jurisdiction located in the State of New Jersey (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 5.3.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.
5.8.   Amendment; Waiver.   To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the parties upon the approval of each of the parties.
5.9.   Enforcement of Agreement.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement. It is accordingly agreed that the parties shall be entitled, without the requirement of posting bond, to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
5.10.   Severability.   Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or
A-B-7

affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
5.11.   Assignment.   Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
5.12.   Third Party Beneficiaries.    Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement,. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no consent, approval or agreement of any third party beneficiary will be required to amend, modify to waive any provision of this Agreement.
5.13.   Stockholder Capacity.   The Stockholder is signing this Agreement solely in his capacity as a holder of Target Common Stock, and nothing herein shall prohibit, prevent or preclude the Stockholder from taking or not taking any action in the Stockholder’s capacity as an officer or director of Target to the extent permitted by the Merger Agreement.
[Remainder of this page intentionally left blank]
A-B-8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.
FIRST BANK
By:
Name:
Title:
DELANCO BANCORP, INC.
By:
Name:
Title:
STOCKHOLDER

Name:
[Signature Page to Voting Agreement]
A-B-9

Schedule 1
INFORMATION
Name	Existing Shares

Address for notice:
Name:
Street:

City, State:
ZIP Code:
Telephone:
Fax:
Email:

A-B-10

EXHIBIT C

FORM OF PLAN OF MERGER
FOR THE MERGER OF DELANCO BANCORP, INC.
WITH AND INTO [MERGER SUB]
THIS PLAN OF MERGER is made and entered into by and between [Merger Sub], a New Jersey corporation (the “Surviving Corporation”), and Delanco Bancorp, Inc., a New Jersey corporation (the “Merged Corporation”) (collectively, the “Merging Corporations”).
1.   Parties.   Delanco Bancorp, Inc. will merge with and into [Merger Sub] (the “Merger”), a wholly owned subsidiary of First Bank, a New Jersey state-chartered bank. At the Effective Time, the separate corporate existence of the Merged Corporation shall cease and Merger Sub shall continue as the Surviving Corporation under the laws of the State of New Jersey.
2.   Terms and Conditions of Merger.
2.1.   The Merger shall be effective upon the filing of Articles of Merger with the New Jersey Secretary of State (referred to as the “Effective Time”).
2.2.   At the Effective Time, the separate existence of the Merged Corporation shall cease, and the merger shall be effected as provided by 14A:10-1 of the New Jersey Statutes. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers, immunities, purposes and franchises of the Merged Corporation and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Merged Corporation and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
2.3   The name of the Surviving Corporation shall be [Merger Sub].
2.4   At the Effective Time, the certificate of incorporation of the Surviving Corporation following the merger shall be the certificate of incorporation of the Surviving Corporation immediately prior to the Effective Time until the certificate of incorporation of the Surviving Corporation is thereafter amended in accordance with its terms and applicable law.
3.   Manner and Basis of Converting Shares.   At the Effective Time, by virtue of the Merger and without any action on the part of First Bank, Merger Sub or the Merged Corporation or the holder of any of the following securities:
3.1   Each share of the common stock, par value $0.01 per share, of the Merged Corporation (“Delanco Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares of Delanco Common Stock owned by the Merged Corporation, any wholly owned subsidiary of the Merged Corporation, First Bank or any subsidiary of First Bank (in each case, other than shares of Delanco Common Stock held in any employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or related trust accounts, or otherwise held in a fiduciary or agency capacity or as a result of debts previously contracted (collectively, the “Exception Shares”)), shall be converted, in accordance with the procedures set forth in the Agreement and Plan of Reorganization, dated as of October 18, 2017, by and among First Bank and the Merged Company (the “Merger Agreement”), into the right to receive, without interest, 1.11 shares of common stock, par value $5.00, of First Bank (the “Merger Consideration”).
3.2   Notwithstanding anything in the Merger Agreement to the contrary, at the Effective Time, all shares of Delanco Common Stock that are owned by the Merged Corporation or First Bank (in each case, other than the Exception Shares) shall be cancelled and shall cease to exist and neither the Merger Consideration nor any other consideration shall be delivered in exchange therefor.
[Remainder of Page Intentionally Left Blank]
A-C-1

EXHIBIT D

See Annex B
A-D-1

Annex B
Agreement and Plan of Merger
between
Delanco Federal Savings Bank
and
First Bank
under the charter of
First Bank
Delanco Federal Savings Bank (“Delanco Bank”), the merging bank, shall be merged with and into First Bank (“First Bank”), the receiving bank, in accordance with the provisions of Chapter 9A, Article 21 of the New Jersey Banking Act of 1948, as amended (the “NJBA”) with the effects set forth in the NJBA (the “Bank Merger”). First Bank, as the receiving bank, shall be the surviving bank resulting from the Bank Merger, and shall succeed to and assume all the rights and obligations of Delanco Bank in accordance with the NJBA. The name of the receiving bank shall be First Bank. Upon consummation of the Bank Merger the separate corporate existence of Delanco Bank shall terminate. The Bank Merger shall be consummated pursuant to the terms of this Agreement, which has been approved by the board of directors of First Bank and approved by the board of directors of Delanco Bank.
This Agreement and Plan of Merger (this “Agreement”) made as of March 12, 2018 by and between Delanco Bank, a federal savings association, being located in Delanco, Burlington County, in the State of New Jersey, with total capital of  $12.8 million, paid in capital and surplus of  $9.5 million for 100 shares of common stock, each with a par value $1.00 per share, and undivided profits or capital reserves of  $3.3 million, as of January 31, 2018, and First Bank, a New Jersey state chartered bank, being headquartered in Hamilton, Mercer County, in the state of New Jersey (First Bank, together with Delanco Bank, the “Merging Banks”), with total capital of  $164.1 million, paid in capital and surplus of  $57.1 million for 17.4 million shares of common stock, each with a par value of  $5.00 per share, and undivided profits and capital reserves of  $19.9 million, as of January 31, 2018, each acting pursuant to a unanimous resolution of its board of directors, witnessed as follows:
Section 1.
Delanco Bank, the merging bank, shall be merged with and into First Bank, the receiving bank, under the charter of First Bank in accordance with the provisions of Chapter 9A, Article 21 of the NJBA with the effects set forth in the NJBA. First Bank, as the receiving bank, shall be the surviving bank resulting from the Bank Merger and shall succeed to and assume all the rights and obligations of Delanco Bank in accordance with the NJBA. The separate corporate existence of Delanco Bank shall terminate as a result of the Bank Merger. On the terms and subject to the conditions of this Agreement, at the effective time of the Bank Merger, by virtue of the Bank Merger and without any action on the part of First Bank or Delanco Bank, all of the capital stock of Delanco Bank issued and outstanding immediately prior to the effective time of the Bank Merger shall be cancelled and extinguished and shall cease to exist, and no consideration shall be delivered in exchange therefor.
Section 2.
The name of the combined bank (hereinafter referred to as the “Combined Bank”) shall be First Bank.
Section 3.
The business of the Combined Bank shall be that of a New Jersey state-chartered bank. This business shall be conducted by the Combined Bank at its main office to be located at 2465 Kuser Road, Suite 101, Hamilton, NJ 08690 and its legally established branches.

Section 4.
The amount of capital stock of the Combined Bank shall be $176.9 million, divided into 18.5 million shares of common stock, each of  $5.00 par value, and at the time the Bank Merger shall become effective, the Combined Bank shall have a surplus of  $66.6 million, and undivided profits, including capital reserves, of  $23.2 million, which when combined with the capital and surplus will be equal to the combined capital structures of the Merging Banks as stated in the preamble of this Agreement, adjusted however, for normal earnings and expenses (and if applicable, purchase accounting adjustments) between January 31, 2018, and the effective time of the Bank Merger.
Section 5.
All assets of each of the Merging Banks as they exist at the effective time of the Bank Merger shall pass to and vest in the Combined Bank without any conveyance or other transfer. The Combined Bank shall be responsible for all of the liabilities of every kind and description, of each of the Merging Banks existing as of the effective time of the Bank Merger.
Section 6.
Delanco Bank shall contribute to the Combined Bank acceptable assets having a book value, over and above its liabilities to its creditors and having an estimated fair value over and above its liabilities to its creditors.
At the effective time of the Bank Merger, First Bank shall have on hand acceptable assets having book value above its liabilities to its creditors, and having a fair value, over and above its liabilities to its creditors.
Section 7.
Of the capital stock of the Combined Bank, the presently outstanding 17.4 million shares of First Bank common stock each of  $5.00 par value, and the holders of it shall retain their present rights, and the shares of Delanco Bank common stock shall be cancelled for no consideration.
Section 8.
Neither Delanco Bank nor First Bank shall declare nor pay any dividend to its shareholders between the date of this Agreement and the time at which the Bank Merger shall become effective, nor dispose of any of its assets in any other manner, except in order to facilitate the Bank Merger or in the normal course of business, and in any event for adequate value.
Section 9.
The present board of directors of First Bank is set forth on Schedule 9(a) to this Agreement and those directors shall serve as the board of directors of the Combined Bank until the next annual meeting or until such time as their successors have been elected and have been qualified. The officers of First Bank in office immediately prior to the effective time of the Bank Merger are set forth on Schedule 9(b) to this Agreement and those officers shall serve as the officers of the Combined Bank from and after the effective time of the Bank Merger in accordance with the bylaws of the Combined Bank.
Section 10.
The branch offices of First Bank are set forth on Schedule 10(a) to this Agreement. The branch offices of Delanco Bank are set forth on Schedule 10(b) to this Agreement. The branch offices at the locations on each of Schedule 10(a) and Schedule 10(b) shall be continued as branch offices of the Combined Bank.
Section 11.
Effective as of the time the Bank Merger shall become effective as specified in the Bank Merger approval to be issued by the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance, the Articles of First Bank as the resulting bank shall be the Articles of the Combined Bank as in existence immediately prior to the effective time of the Bank Merger.

The bylaws of First Bank as the resulting bank in effect immediately prior to the effective time of the Bank Merger shall be the bylaws of the Combined Bank following the Bank Merger.
Section 12.
This Agreement may be terminated by the mutual written consent of Delanco Bank and First Bank.
Section 13.
This Agreement shall be ratified and confirmed by the affirmative vote of shareholders of Delanco Bank and First Bank, respectively, owning at least two-thirds of their respective capital stock outstanding, at a meeting to be held on the call of the directors (or by the written consent of such shareholders in lieu of such meeting, pursuant to applicable law); and the Bank Merger shall become effective at the time specified in a Bank Merger approval to be issued by the Federal Deposit Insurance Company and the New Jersey Department of Banking and Insurance.
Section 14.
Each of Delanco Bank and First Bank hereby represents and warrants to the other that (a) it has full power and authority to enter into this Agreement; (b) this Agreement does not conflict with or violate or cause it to be in default under any other agreement, document or instrument to which it is a party or by which it or its assets is bound or affected; and (c) this Agreement is a valid, binding and enforceable obligation against it (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).
Section 15.
Conditions Precedent.   Delanco Bank and First Bank agree that the Bank Merger shall (a) occur under this Merger Agreement at the effective time of the merger (the “Parent Transaction”) contemplated by the Agreement and Plan of Reorganization by and between First Bank and Delanco Bancorp, Inc., dated as of October 18, 2017, as amended from time to time (the “Parent Merger Agreement”); and (b) not occur until after the receipt of all necessary regulatory approvals for the transactions contemplated for consummation of the Parent Transaction and the Bank Merger.
Section 16.
Liquidation Account.   The liquidation account of Delanco Bank existing at the effective time of the Bank Merger shall be assumed in full by the Combined Bank. For the purposes of granting a limited priority claim to the assets of the Combined Bank in the unlikely event (and only upon such event) of a complete liquidation of the Combined Bank to persons who continue to maintain savings accounts with the Combined Bank after the effective time of the Bank Merger and who, immediately prior to the effective time of the Bank Merger, had a sub-account balance as described in 12 C.F.R. § 563b.460 and 12 C.F.R. § 563b.470 with respect to the liquidation account of Delanco Bank, the Combined Bank shall, at the effective time of the Bank Merger, establish a liquidation account in an amount equal to the liquidation account of Delanco Bank immediately prior to the effective time of the Bank Merger. If the balance in any savings account to which a sub-account balance relates at the close of business on the last day of any fiscal year of the Combined Bank after consummation of the Bank Merger is less than the balance in such savings account at the close of business on the last day of any other fiscal year of the Combined Bank after consummation of the Bank Merger, such sub-account balance shall be reduced in an amount proportionate to the reduction in such savings account balance.

Section 17.
Further Assurances.   First Bank and Delanco Bank agree to (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.
Amendment and Waivers.   Any term of this Agreement may be amended, modified or terminated only with the written consent of First Bank and Delanco Bank or waived only with the written approval of the party granting the waiver.
Severability.   Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to the conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.
Construction.   Each of First Bank and Delanco Bank acknowledges and agrees that it has participated in the drafting and negotiation of this Agreement. Accordingly, in the event of a dispute with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor either party hereto.
Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered.

WITNESS, the signatures of First Bank and Delanco Federal Savings Bank this 12th day of March, 2018, each set by its president or a vice president and attested to by its secretary, pursuant to a resolution of its board of directors, acting by a majority.
Attest: FIRST BANK
By:
/s/ Patrick L. Ryan

President
/s/ Donna Bencivengo

Secretary
Attest: DELANCO FEDERAL SAVINGS BANK
By:
/s/ Jame E. Igo

President
/s/ Douglas R. Allen, Jr.

Secretary

Schedule 9(a)
Board of Directors of First Bank
Patrick M. Ryan
Leslie E. Goodman
Patrick L. Ryan
Elbert G. Basolis, Jr.
Douglas C. Borden
Christopher B. Chandor
John D. Harding
Gary S. Hofing
Deborah Hanson Imperatore
Glenn M. Josephs
Samuel D. Marrazzo
Raymond F. Nisivoccia
Michael E. Salz
John E. Strydesky
Peter D. Halstead (current director, but not up for nomination in 2018)

Schedule 9(b)
Officers of First Bank
Patrick L. Ryan
Peter J. Cahill
Stephen F. Carman

Schedule 10(a)
Branch Offices of First Bank
2465 Kuser Rd., Suite 101
Hamilton, NJ 08690
1340 Parkway Avenue
Ewing, NJ 08628
590 Lawrence Square Blvd. South
Lawrenceville, NJ 08648
2664 Route 130
Cranbury, NJ 08512
334 Route 31
Flemington, NJ 08822
530 E. Main St. (Route 53)
Denville, NJ 07834
1206 Sussex Turnpike
Randolph, NJ 07869
1020 North Blackhorse Pike
Williamstown, NJ 08094
225 DeMott Lane
Somerset, NJ 08873
2084 Street Road
Bensalem, PA 19020
200 S. Main Street
Doylestown, PA 18901
7203 New Falls Road
Levittown, PA 19055
4966 Old Street Road
Trevose, PA 19053
356 York Road
Warminster, PA 18974

Schedule 10(b)
Branch Offices of Delanco Bank
615 Burlington Avenue
Delanco, NJ 08075
506 Route 130 N
Suite #1
Cinnaminson, NJ 08077

Annex C
October 17, 2017
Board of Directors
Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, NJ 08075
Dear Board Members:
You have requested our written opinion, as to the fairness, from a financial point of view to Delanco Bancorp, Inc. (“DLNO”) stockholders, of the consideration as proposed in the Agreement and Plan of Merger (the “Agreement”) by and among First Bank (“FRBA”) and DLNO, pursuant to which DLNO and Delanco Federal Savings Bank will merge into First Bank.
Under the terms of the agreement, each share of DLNO will be entitled to receive 1.11 shares of DLNO common stock. 100% of the consideration is payable in FRBA stock. DLNO’s in-the-money option holders will receive cash for the positive difference between the per share cash consideration and the option exercise price.
FinPro Capital Advisors, Inc. (“FCA”), member FINRA/SIPC, is a broker/dealer and an investment banking firm that provides valuation and merger advisory services to the bank and thrift industry, including appraisals and valuations of bank and thrift institutions and their securities in connection with mergers, acquisitions and other securities transactions. FCA has knowledge of and experience with the Mid-Atlantic bank and thrift market and financial institutions operating in the Mid-Atlantic region. DLNO’s Board chose FCA because of its expertise, experience and familiarity with the bank and thrift industry.
DLNO engaged FCA to advise the Board of Directors of DLNO in connection with its merger and acquisition activities and to provide its opinion as to the fairness, from a financial point of view, of the consideration as defined in the Agreement. FCA acted as sole financial advisor to DLNO in connection with the merger and will receive total advisory fees equal to 1.25% of aggregate deal value, or approximately $170 thousand, a portion of which is contingent upon the consummation of the merger. Additionally, DLNO has agreed to reimburse FCA for its out-of-pocket expenses and has agreed to indemnify FCA and certain related persons against certain liabilities possibly incurred in connection with the services performed.
Prior to this engagement, FCA has not provided investment banking services to DLNO or FRBA within the past two years. No material relationship exists between FCA or FinPro, and all parties to the transaction.
In connection with its opinion, FCA reviewed and considered, among other things:
•
Reviewed the Definitive Merger Agreement;

•
Reviewed the most recent fiscal year-end audited and quarter-end June 30, 2017 unaudited financial statements for each of DLNO and FRBA;

•
Reviewed certain other public and non-public information regarding each of DLNO and FRBA including internal financial forecasts, regarding the financial results and the condition of DLNO and FRBA;

•
Reviewed the sales process DLNO undertook with FCA as its advisor;

•
Reviewed the trading and merger market for bank and thrift stocks;

C-1

•
Reviewed acquisition multiples of comparable institutions;

•
Reviewed the potential investment value of DLNO’s shares;

•
Analyzed the ability for FRBA to execute on the proposed transaction;

•
Analyzed the relative contribution of each entity to the pro forma combined institution; and

•
Reviewed the pro forma financial impact of the transaction.

FCA considered financial studies, analyses and investigations, and economic and market information that FCA deemed relevant. FCA had discussions with the management of DLNO regarding its financial results. FCA considered certain financial data of DLNO and compared that data to other banks, thrifts and their holding companies that were recently merged or acquired. Additionally, FCA considered a range of potential investment values for DLNO’s shares on a present value basis assuming the successful execution of their strategic plan.
FCA also considered the potential pro forma financial impact of the acquisition and considered the financial terms of the business combination involving these banks and the potential future benefit to DLNO stockholders. FCA analyzed the value of FRBA utilizing a trading valuation comparable approach to assess FRBA’s value in the exchange. FCA conducted and assisted with reverse due diligence on FRBA and conducted interviews of the management of FRBA regarding its financial results. Based upon reverse due diligence and the analysis conducted, FCA determined that the value of FRBA stock falls within an acceptable range.
FCA did not independently verify the financial data provided by or on behalf of DLNO or FRBA, and relied upon and assumed the accuracy and completeness of the data provided.
FCA expresses no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the transaction relative to the consideration to be paid to DLNO stockholders in the transaction or with respect to the fairness of any such compensation.
The issuance of this opinion has been approved by FCA’s Fairness Opinion Committee.
In reaching this opinion, FCA took into consideration the financial benefits of the proposed transaction to DLNO stockholders. Based on all factors deemed relevant and assuming the accuracy and completeness of the information and data provided by DLNO and FRBA, it is FCA’s opinion as of this date, the merger consideration being offered by FRBA is fair, from a financial point of view, to DLNO’s stockholders.
Respectfully Submitted,
FinPro Capital Advisors, Inc.
Gladstone, New Jersey
C-2

ANNEX D
INFORMATION ABOUT DELANCO BANCORP, INC.
BUSINESS
General
We are headquartered in Delanco Township, New Jersey and operate as a community-oriented financial institution dedicated to serving the financial services needs of consumers and businesses within our market areas. Our banking unit, Delanco Federal Savings Bank (“Delanco Federal”), is engaged primarily in the business of attracting deposits from the general public and using such funds to originate one- to four-family real estate loans and to a much lesser extent, multi-family and nonresidential real estate loans, home equity and consumer loans which we primarily hold for investment. Delanco Federal also maintains an investment portfolio. Delanco Federal’s primary federal regulator is the Office of the Comptroller of the Currency (the “OCC”). The FDIC, through the Deposit Insurance Fund, insures Delanco Federal’s deposit accounts up to the applicable legal limits. Delanco Federal is a member of the Federal Home Loan Bank (“FHLB”) of New York.
Effective October 16, 2013, Delanco Bancorp completed its public stock offering in connection with the conversion of Delanco MHC (the “MHC”) from the mutual holding company to the stock holding company form of organization (the “Conversion”). As a result of the Conversion, the Company succeeded old Delanco Bancorp, a federal corporation (“old Delanco Bancorp”), as the holding company for Delanco Federal and the MHC ceased to exist. A total of 525,423 shares of Company common stock were sold in a subscription and community offering at $8.00 per share, including shares purchased by the Delanco Federal Savings Bank’s employee stock ownership plan (the “ESOP”). Additionally, approximately 420,093 shares were issued to the stockholders of old Delanco Bancorp (other than the MHC) in exchange for their shares of old Delanco Bancorp common stock at an exchange ratio of 0.5711 share of Company common stock for each share of old Delanco Bancorp common stock.
Delanco Bancorp’s business activity is the ownership of the outstanding capital stock of Delanco Federal. Delanco Bancorp does not own or lease any property but instead uses the premises, equipment and other property of Delanco Federal with the payment of appropriate rental fees, as required by applicable law and regulations, under the terms of an expense allocation agreement. In the future, Delanco Bancorp may acquire or organize other operating subsidiaries; however, there are no current plans, arrangements, agreements or understandings, written or oral, to do so.
Our website address is www.delancofsb.com. Information on our website should not be considered a part of this report.
Market Area
We are headquartered in Delanco Township, New Jersey. In addition to our main office, we operate a full-service branch office in Cinnaminson, New Jersey. Delanco and Cinnaminson are in western Burlington County, New Jersey, across the Delaware River from northeastern Philadelphia. We consider Burlington County to be our primary market area.
The population of Burlington County has remained steady in recent years, while unemployment has remained high, creating challenges for the growth of our business. The 2015 Census-estimated population of Burlington County was approximately 450,000. Burlington County’s population is projected to remain steady through 2018. The Philadelphia-Camden-Wilmington, PA-NJ-DE-MD metropolitan statistical area, of which Burlington County is a part, is the sixth largest in the United States as of July 2012 with an estimated population of 6.0 million. The city of Philadelphia is the fifth most populous city in the United States.
Competition
We face significant competition for the attraction of deposits and origination of loans. Our most direct competition for deposits has historically come from the many financial institutions operating in our market area and, to a lesser extent, from other financial service companies such as brokerage firms, credit unions and insurance companies. Several large banks operate in our market area, including Bank of America, Wells Fargo & Company, TD Bank and PNC Bank. These institutions are significantly larger than us and, therefore, have significantly greater resources. We also face competition for customers’ funds from money market funds, mutual funds and other corporate and government securities. At June 30, 2016, which is the most recent date for which data is available from the FDIC, we held 1.09% of the deposits in Burlington County, New Jersey.
Our competition for loans comes primarily from financial institutions in our market area and, to a lesser extent, from other financial service providers, such as mortgage companies and mortgage brokers. Competition for loans also comes from non-depository financial service companies, such as insurance companies, securities companies and specialty finance companies.
We expect competition to remain intense in the future as a result of legislative, regulatory and technological changes and the continuing trend of consolidation in the financial services industry. Technological advances, for example, have lowered barriers to entry, allowed banks to expand their geographic reach by providing services over the Internet and made it possible for non-depository institutions to offer products and services that traditionally have been provided by banks. Federal law permits affiliation among banks, securities firms and insurance companies, which promotes a competitive environment in the financial services industry. Competition for deposits and the origination of loans could limit our growth in the future.
Lending Activities
One- to Four-Family Residential Loans.   We offer three types of residential mortgage loans: fixed-rate loans, balloon loans and adjustable-rate loans. We offer fixed-rate mortgage loans with terms of 15, 20 or 30 years and balloon mortgage loans with terms of five, ten or 15 years. We offer adjustable-rate mortgage loans with interest rates and payments that adjust annually after an initial fixed period of one or three years. Interest rates and payments on our adjustable-rate loans generally are adjusted to a rate equal to a percentage above the one year U.S. Treasury index. The maximum amount by which the interest rate may be increased or decreased is generally 2% per adjustment period and the lifetime interest rate cap is generally 6.0% over the initial interest rate of the loan. We generally retain all of the mortgage loans that we originate, although from time to time we have sold some of the 30-year, fixed-rate mortgage loans that we originated. If we choose to sell any mortgages in the future, it would be with the servicing of the loans retained by Delanco Federal.
Borrower demand for adjustable-rate or balloon loans compared to fixed-rate loans is a function of the level of interest rates, the expectations of changes in the level of interest rates, and the difference between the interest rates and loan fees offered for fixed-rate mortgage loans as compared to the interest rates and loan fees for adjustable-rate or balloon loans. The relative amount of fixed-rate, balloon and adjustable-rate mortgage loans that can be originated at any time is largely determined by the demand for each in a competitive environment. We have seen little demand for adjustable-rate loans in the low interest rate environment that has prevailed in recent years. The loan fees, interest rates and other provisions of mortgage loans are determined by us on the basis of our own pricing criteria and competitive market conditions.
While one- to four-family residential real estate loans are normally originated with up to 30-year terms, such loans typically remain outstanding for substantially shorter periods because borrowers often prepay their loans in full either upon sale of the property pledged as security or upon refinancing the original loan. Therefore, average loan maturity is a function of, among other factors, the level of purchase and sale activity in the real estate market, prevailing interest rates and the interest rates payable on outstanding loans. We do not offer loans with negative amortization and generally do not offer interest only loans.
We will make loans with loan-to-value ratios up to 95%; however, we require private mortgage insurance for loans with a loan-to-value ratio over 80%. We require all properties securing mortgage loans to be appraised by a board-approved independent appraiser. We generally require title insurance on all first mortgage loans. Borrowers must obtain hazard insurance, and flood insurance is required for loans on properties located in a flood zone.

Commercial and Multi-Family Real Estate Loans.   We have traditionally offered fixed- and adjustable-rate mortgage loans secured by a variety of commercial and multi-family real estate, such as small office buildings, warehouses, retail properties and small apartment buildings. We originate a variety of fixed- and adjustable-rate commercial real estate and multi-family real estate loans generally for terms up to five to seven years and payments based on an amortization schedule of up to 25 years. Adjustable-rate loans are typically based on the Prime Rate and the Constant Maturity Treasury rate. Loans are secured by first mortgages, and amounts generally do not exceed 80% of the property’s appraised value.
Construction Loans.   We originate loans to individuals to finance the construction of residential dwellings. We also make construction loans for small commercial development projects. Our construction loans generally provide for the payment of interest only during the construction phase, which is usually nine months for residential properties and 12 months for commercial properties. Upon completion of the construction phase, the loan typically converts to a permanent mortgage loan and is reclassified as such. Loans generally can be made with a maximum loan to value ratio of 90% on residential construction and 80% on commercial construction, based on appraised value as if complete. Before making a commitment to fund a construction loan, we require an appraisal of the property by an independent licensed appraiser. We also will require an inspection of the property before disbursement of funds during the term of the construction loan.
Commercial Loans.   We offer commercial business loans to professionals, sole proprietorships and small businesses in our market area. We offer installment loans for capital improvements, equipment acquisition and long-term working capital. These loans are secured by business assets other than real estate, such as business equipment and inventory, or are backed by the personal guarantee of the borrower. We originate lines of credit to finance the working capital needs of businesses to be repaid by seasonal cash flows or to provide a period of time during which the business can borrow funds for planned equipment purchases. We also offer accounts receivable lines of credit.
When making commercial business loans, we consider the financial statements of the borrower, the borrower’s payment history of both corporate and personal debt, the debt service capabilities of the borrower, the projected cash flows of the business, the viability of the industry in which the customer operates and the value of the collateral.
Consumer Loans.   Our consumer loans consist primarily of home equity loans and lines of credit. We occasionally make loans secured by passbook or certificate accounts and automobile loans.
We offer home equity loans with a maximum combined loan to value ratio of 80% or less. Home equity lines of credit have adjustable rates of interest that are indexed to the Prime Rate as published by The Wall Street Journal. Home equity loans have fixed interest rates and terms that typically range from five to 15 years. Some of our home equity loans are originated as five-year balloon loans with monthly payments based on a 20- to 30-year amortization schedule.
The procedures for underwriting consumer loans include an assessment of the applicant’s payment history on other debts and ability to meet existing obligations and payments on the proposed loan. Although the applicant’s creditworthiness is a primary consideration, the underwriting process also includes a comparison of the value of the collateral, if any, to the proposed loan amount.
Loan Originations, Purchases and Sales.   Loan originations come from a number of sources. The primary sources of loan originations are existing customers, walk-in traffic, advertising and referrals from customers.
From time to time, we have purchased participations in loans from the Thrift Institutions Community Investment Corporation of New Jersey and other banking institutions to supplement our lending portfolio. Loan participations are also subject to the same credit analysis and loan approvals as loans we originate. We are permitted to review all of the documentation relating to any loan in which we participate. However, in a purchased participation loan, we do not service the loan and thus are subject to the policies and practices of the lead lender with regard to monitoring delinquencies, pursuing collections and instituting foreclosure proceedings.
In the past, we have sold some of the 30-year fixed rate loans that we originated to the Federal Home Loan Bank of New York for interest risk management purposes. In recent periods we have retained all of the loans that we have originated. We may sell loans from time to time in the future to help manage our asset/liability mix and limit our interest rate risk. We intend to retain the servicing on any loans sold.
Loan Approval Procedures and Authority.   Our lending activities follow written, non-discriminatory, underwriting standards and loan origination procedures established by our board of directors and management. The board of directors has granted loan approval authority to our President and Chief Executive Officer up to prescribed limits, based on the officer’s experience and tenure. All loans over $500,000 with respect to residential mortgage loans and smaller amounts with respect to other types of loans must be approved by the loan committee of the board of directors or the full board.
Loans to One Borrower.   The maximum amount that we may lend to one borrower and the borrower’s related entities is limited, by regulation, to generally 15% of our stated capital and reserves. At December 31, 2017, our regulatory limit on loans to one borrower was $1.9 million. At that date, our largest lending relationship was $1.71 million and was secured by a shopping center. This loan was performing in accordance with their terms at December 31, 2017.
Loan Commitments.   We issue commitments for fixed- and adjustable-rate mortgage loans conditioned upon the occurrence of certain events. Commitments to originate mortgage loans are legally binding agreements to lend to our customers. Generally, our loan commitments expire after 60 days.
Loan Underwriting Risks.
Adjustable-Rate Loans.   While we anticipate that adjustable-rate loans will better offset the adverse effects of an increase in interest rates as compared to fixed-rate mortgages, an increased monthly mortgage payment required of adjustable-rate loan borrowers in a rising interest rate environment could cause an increase in delinquencies and defaults. The marketability of the underlying property also may be adversely affected in a high interest rate environment. In addition, although adjustable-rate mortgage loans make our asset base more responsive to changes in interest rates, the extent of this interest sensitivity is limited by the annual and lifetime interest rate adjustment limits.
Construction Loans.   Construction financing is generally considered to involve a higher degree of risk of loss than long-term financing on improved, occupied real estate. Risk of loss on a construction loan depends largely upon the accuracy of the initial estimate of the property’s value at completion of construction and the estimated cost (including interest) of construction. During the construction phase, a number of factors could result in delays and cost overruns. If the estimate of construction costs proves to be inaccurate, we may be required to advance funds beyond the amount originally committed to permit completion of the building. If the estimate of value proves to be inaccurate, we may be confronted, at or before the maturity of the loan, with a building having a value which is insufficient to assure full repayment. If we are forced to foreclose on a building before or at completion due to a default, there can be no assurance that we will be able to recover all of the unpaid balance of, and accrued interest on, the loan as well as related foreclosure and holding costs.
Commercial and Multi-Family Real Estate Loans.   Loans secured by commercial and multi-family real estate generally have larger balances and involve a greater degree of risk than one- to four-family residential mortgage loans. Of primary concern in commercial and multi-family real estate lending is the borrower’s creditworthiness and the feasibility and cash flow potential of the project. Payments on loans secured by income properties often depend on successful operation and management of the properties. As a result, repayment of such loans may be subject to a greater extent than residential real estate loans, to adverse conditions in the real estate market or the economy. To monitor cash flows on income properties, we require borrowers and loan guarantors, if any, to provide annual financial statements on commercial and multi-family real estate loans. In reaching a decision on whether to make a commercial or multi-family real estate loan, we consider and review a global cash flow analysis of the borrower and consider the net operating income of the property, the borrower’s expertise, credit history and profitability and the value of the underlying property. We have generally required that the properties securing these real estate loans have debt service coverage ratios (the ratio of earnings before debt service to debt service) of at least 1.25x. An environmental survey or environmental risk insurance is obtained when the possibility exists that hazardous materials may have existed on the site, or the site may have been impacted by adjoining properties that handled hazardous materials.

Commercial Loans.   Unlike residential mortgage loans, which generally are made on the basis of the borrower’s ability to make repayment from his or her employment or other income, and which are secured by real property whose value tends to be more easily ascertainable, commercial loans are of higher risk and typically are made on the basis of the borrower’s ability to make repayment from the cash flow of the borrower’s business. As a result, the availability of funds for the repayment of commercial loans may depend substantially on the success of the business itself. Further, any collateral securing such loans may depreciate over time, may be difficult to appraise and may fluctuate in value.
Consumer Loans.   Consumer loans may entail greater risk than do residential mortgage loans, particularly in the case of consumer loans that are unsecured or secured by assets that depreciate rapidly, such as motor vehicles. In the latter case, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment for the outstanding loan and a small remaining deficiency often does not warrant further substantial collection efforts against the borrower. Consumer loan collections depend on the borrower’s continuing financial stability, and therefore are likely to be adversely affected by various factors, including job loss, divorce, illness or personal bankruptcy. Furthermore, the application of various federal and state laws, including federal and state bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans.
Investment Activities
We have legal authority to invest in various types of liquid assets, including U.S. Treasury obligations, securities of various federal agencies and of state and municipal governments, mortgage-backed securities and certificates of deposit of federally insured institutions. Within certain regulatory limits, we also may invest a portion of our assets in corporate securities and mutual funds. We also are required to maintain an investment in Federal Home Loan Bank of New York and Atlantic Community Bankers Bank stock.
Our investment objectives are to provide and maintain liquidity, to establish an acceptable level of interest rate and credit risk, to provide an alternate source of low-risk investments when demand for loans is weak and to generate a favorable return. Our board of directors has the overall responsibility for the investment portfolio, including approval of our investment policy. The Asset/Liability Committee is responsible for implementation of the investment policy and monitoring our investment performance. Our board of directors reviews the status of our investment portfolio on a monthly basis, or more frequently if warranted.
Deposit Activities and Other Sources of Funds
General.   Deposits, borrowings and loan repayments are the major sources of our funds for lending and other investment purposes. Scheduled loan repayments are a relatively stable source of funds, while deposit inflows and outflows and loan prepayments are significantly influenced by general interest rates and money market conditions.
Deposit Accounts.   Substantially all of our depositors are residents of New Jersey. Deposits are attracted from within our market area through the offering of a broad selection of deposit instruments, including non-interest-bearing demand deposits (such as checking accounts), interest-bearing demand accounts (such as NOW and money market accounts), savings accounts and certificates of deposit. In addition to accounts for individuals, we also offer commercial checking accounts designed for the businesses operating in our market area. We do not have any brokered deposits. From time to time we promote various accounts in an effort to increase deposits.
Deposit account terms vary according to the minimum balance required, the time periods the funds must remain on deposit and the interest rate, among other factors. In determining the terms of our deposit accounts, we consider the rates offered by our competition, our liquidity needs, profitability to us, and customer preferences and concerns. We generally review our deposit mix and pricing bi-weekly. Our deposit pricing strategy has generally been to offer competitive rates and to be towards the top of the local market for rates on all types of deposit products.
Borrowings.   We have the ability to utilize advances from the Federal Home Loan Bank of New York, Atlantic Community Bankers Bank and the Federal Reserve Bank of Philadelphia to supplement our investable funds. The Federal Home Loan Bank functions as a central reserve bank providing credit for member financial institutions. As a member, we are required to own capital stock in the Federal Home Loan Bank and are authorized to apply for advances on the security of such stock and certain of our mortgage loans and other assets (principally securities which are obligations of, or guaranteed by, the United States), provided certain standards related to creditworthiness have been met. Advances are made under several different programs, each having its own interest rate and range of maturities. Depending on the program, limitations on the amount of advances are based either on a fixed percentage of an institution’s net worth or on the Federal Home Loan Bank’s assessment of the institution’s creditworthiness. Atlantic Central Bankers Bank provides correspondent banking services, both credit and noncredit, to financial institutions in the Mid-Atlantic region. As a member, we are required to own capital stock in Atlantic Central Bankers Bank and are authorized to apply for advances under an unsecured line of credit. The Federal Reserve Bank of Philadelphia functions as a central reserve bank providing credit for member financial institutions. We are authorized to apply for advances on the security of such stock and certain of our mortgage loans and other assets (principally securities which are obligations of, or guaranteed by, the United States), provided certain standards related to creditworthiness have been met. At December 31, 2017, we had arrangements to borrow up to $10.1 million from the Federal Home Loan Bank of New York and $1 million from the Atlantic Central Bankers Bank.
Personnel
As of December 31, 2017, we had 21 full-time equivalent employees, none of whom is represented by a collective bargaining unit. We believe our relationship with our employees is good.
Subsidiaries
The only subsidiary of Delanco Bancorp is Delanco Federal. Delanco Federal has two active subsidiaries, DFSB Properties, LLC, and DFSB Properties II, LLC which are the title holders for repossessed real estate.
Regulation and Supervision
General
Delanco Federal, as a federal savings association, is currently subject to extensive regulation, examination and supervision by the OCC, as its primary federal regulator, and by the FDIC as the insurer of its deposits. Delanco Federal is a member of the Federal Home Loan Bank System and its deposit accounts are insured up to applicable limits by the Deposit Insurance Fund of the FDIC. Delanco Federal must file reports with the OCC concerning its activities and financial condition in addition to obtaining regulatory approvals before entering into certain transactions such as mergers with, or acquisitions of, other financial institutions. There are periodic examinations by the OCC to evaluate Delanco Federal’s safety and soundness and compliance with various regulatory requirements. This regulatory structure is intended primarily for the protection of the insurance fund and depositors. The regulatory structure also gives the regulatory authorities extensive discretion in connection with their supervisory and enforcement activities and examination policies, including policies with respect to the classification of assets and the establishment of an adequate allowance for loan losses for regulatory purposes. Any change in such policies, whether by the OCC, the FDIC or Congress, could have a material adverse impact on Delanco Bancorp and Delanco Federal and their operations.
Certain of the regulatory requirements that are applicable to Delanco Federal and Delanco Bancorp are described below. This description of statutes and regulations is not intended to be a complete explanation of such statutes and regulations and their effects on Delanco Federal and Delanco Bancorp.
Federal Banking Regulation
Business Activities.   The activities of federal savings banks, such as Delanco Federal, are governed by federal laws and regulations. Those laws and regulations delineate the nature and extent of the business activities in which federal savings banks may engage. In particular, certain lending authority for federal savings banks, e.g., commercial, non-residential real property loans and consumer loans, is limited to a specified percentage of the institution’s capital or assets.

Capital Requirements.   The minimum capital level requirements applicable to Delanco Bancorp and Delanco Federal are: (i) a common equity Tier 1 capital ratio of 4.5%; (ii) a Tier 1 capital ratio of 6%; (iii) a total capital ratio of 8%; and (iv) a Tier 1 leverage ratio of 4%. The capital adequacy rules also establish a “capital conservation buffer” of 2.5% above the regulatory minimum capital requirements, which must consist entirely of common equity Tier 1 capital and will result in the following minimum ratios: (i) a common equity Tier 1 capital ratio of 7.0%, (ii) a Tier 1 capital ratio of 8.5%, and (iii) a total capital ratio of 10.5%. The capital conservation buffer requirement is being phased in beginning in January 2016 at 0.625% of risk-weighted assets and will increase by that amount each year until fully implemented in January 2019. An institution is subject to limitations on paying dividends, engaging in share repurchases, and paying discretionary bonuses if its capital level falls below the buffer amount. These limitations would establish a maximum percentage of eligible retained income that could be utilized for such actions.
The OCC also has authority to establish individual minimum capital requirements in appropriate cases upon a determination that an institution’s capital level is or may become inadequate in light of particular risks or circumstances.
Prompt Corrective Regulatory Action.   Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept broker deposits. The OCC is required to take certain supervisory actions against undercapitalized institutions, the severity of which depends upon the institution’s degree of undercapitalization. In addition, numerous mandatory supervisory actions become immediately applicable to an undercapitalized institution, including, but not limited to, increased monitoring by regulators and restrictions on growth, capital distributions and expansion. The OCC could also take any one of a number of discretionary supervisory actions, including the issuance of a capital directive and the replacement of senior executive officers and directors. Significantly and critically undercapitalized institutions are subject to additional mandatory and discretionary measures.
Insurance of Deposit Accounts.   Delanco Federal’s deposits are insured up to applicable limits by the Deposit Insurance Fund of the FDIC. Deposit insurance per account owner is currently $250,000. Under the FDIC’s risk-based assessment system, insured institutions are assigned a risk category based on supervisory evaluations, regulatory capital levels and certain other factors. An institution’s assessment rate depends upon the category to which it is assigned, and certain adjustments specified by FDIC regulations. Institutions deemed less risky pay lower assessments. The FDIC may adjust the scale uniformly, except that no adjustment can deviate more than two basis points from the base scale without notice and comment. No institution may pay a dividend if in default of the federal deposit insurance assessment. The FDIC has set the assessment range at 2.5 to 45 basis points of total assets less tangible equity.
The FDIC has authority to increase insurance assessments. A significant increase in insurance premiums would have an adverse effect on the operating expenses and results of operations of Delanco Federal. Management cannot predict what insurance assessment rates will be in the future.
Loans to One Borrower.   Federal law provides that savings associations are generally subject to the limits on loans to one borrower applicable to national banks. Generally, subject to certain exceptions, a savings association may not make a loan or extend credit to a single or related group of borrowers in excess of 15% of its unimpaired capital and surplus. An additional amount may be lent, equal to 10% of unimpaired capital and surplus, if secured by specified readily-marketable collateral.
Qualified Thrift Lender Test.   Federal law requires savings associations to meet a qualified thrift lender test. Under the test, a savings association is required to either qualify as a “domestic building and loan association” under the Internal Revenue Code or maintain at least 65% of its “portfolio assets” (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain “qualified thrift investments” (primarily residential mortgages and related investments, including certain mortgage-backed securities but also including education, credit card and small business loans) in at least nine months out of each 12-month period.
A savings association that fails the qualified thrift lender test is subject to certain operating restrictions and may be subject to an enforcement action and dividend limitations. As of December 31, 2017, Delanco Federal maintained 93.8% of its portfolio assets in qualified thrift investments and, therefore, met the qualified thrift lender test.

Limitation on Capital Distributions.   Federal regulations impose limitations upon all capital distributions by a savings association, including cash dividends, payments to repurchase its shares and payments to shareholders of another institution in a cash-out merger. Under the regulations, an application to and the prior approval of the OCC is required before any capital distribution if the institution does not meet the criteria for “expedited treatment” of applications under OCC regulations (i.e., generally, examination and Community Reinvestment Act ratings in the two top categories), the total capital distributions for the calendar year exceed net income for that year plus the amount of retained net income for the preceding two years, the institution would be undercapitalized following the distribution or the distribution would otherwise be contrary to a statute, regulation or agreement with the OCC. If an application is not required, the institution must still provide 30 days prior written notice to, and receive the non-objection of, the Federal Reserve Board of the capital distribution if, like Delanco Federal, it is a subsidiary of a holding company, as well as an informational notice filing to the OCC. If Delanco Federal’s capital ever fell below its regulatory requirements or the OCC notified it that it was in need of increased supervision, its ability to make capital distributions could be restricted. In addition, the OCC could prohibit a proposed capital distribution by any institution, which would otherwise be permitted by the regulation, if the OCC determines that such distribution would constitute an unsafe or unsound practice.
Community Reinvestment Act.   All federal savings associations have a responsibility under the Community Reinvestment Act and related regulations to help meet the credit needs of their communities, including low- and moderate-income neighborhoods. An institution’s failure to satisfactorily comply with the provisions of the Community Reinvestment Act could result in denials of regulatory applications. Responsibility for administering the Community Reinvestment Act, unlike other fair lending laws, is not being transferred to the Consumer Financial Protection Bureau. Delanco Federal received an “outstanding” Community Reinvestment Act rating in its most recently completed examination.
Transactions with Related Parties.   Federal law limits Delanco Federal’s authority to engage in transactions with “affiliates” (e.g., any entity that controls or is under common control with Delanco Federal, including Delanco Bancorp and its other subsidiaries). The aggregate amount of covered transactions with any individual affiliate is limited to 10% of the capital and surplus of the savings association. The aggregate amount of covered transactions with all affiliates is limited to 20% of the savings association’s capital and surplus. Certain transactions with affiliates are required to be secured by collateral in an amount and of a type specified by federal law. The purchase of low quality assets from affiliates is generally prohibited. Transactions with affiliates must generally be on terms and under circumstances that are at least as favorable to the institution as those prevailing at the time for comparable transactions with non-affiliated companies. In addition, savings associations are prohibited from lending to any affiliate that is engaged in activities that are not permissible for bank holding companies and no savings association may purchase the securities of any affiliate other than a subsidiary.
Delanco Bancorp is generally prohibited from making loans to its executive officers and directors. However, the law contains a specific exception for loans by a depository institution to its executive officers and directors in compliance with federal banking laws. Delanco Federal’s authority to extend credit to executive officers, directors and 10% shareholders (“insiders”), as well as entities such persons control, is limited based, in part, on Delanco Federal’s capital level and compliance with certain Board approval procedures. Loans to insiders are required to be made on terms substantially the same as those offered to unaffiliated individuals and cannot involve more than the normal risk of repayment. There is an exception for loans made pursuant to a benefit or compensation program that is widely available to all employees of the institution and does not give preference to executive officers and directors over other employees. Loans to executive officers are subject to additional limitations based on the type of loan involved.
Enforcement.   The OCC currently has primary enforcement responsibility over savings associations and has authority to bring actions against the institution and all institution-affiliated parties, including shareholders, and any attorneys, appraisers and accountants who knowingly or recklessly participate in wrongful actions likely to have an adverse effect on an insured institution. Formal enforcement action may range from the issuance of a capital directive or cease and desist order to removal of officers and/or directors to institution of receivership, conservatorship or termination of deposit insurance. Civil penalties cover a wide range of violations and can amount to $25,000 per day, or even $1.0 million per day in especially egregious cases. The FDIC has the authority to recommend to the OCC that enforcement action be taken with respect to a particular savings association. If action is not taken by the OCC, the FDIC has authority to take such action under certain circumstances. Federal law also establishes criminal penalties for certain violations.
Federal Home Loan Bank System.   Delanco Federal is a member of the Federal Home Loan Bank System, which consists of 12 regional Federal Home Loan Banks. The Federal Home Loan Bank provides a central credit facility primarily for member institutions. Delanco Federal, as a member of the Federal Home Loan Bank of New York, is required to acquire and hold shares of capital stock in that Federal Home Loan Bank. Delanco Federal was in compliance with this requirement with an investment in Federal Home Loan Bank stock at December 31, 2017 of  $102 thousand.
Federal Reserve Board System.   The Federal Reserve Board regulations require savings associations to maintain non-interest earning reserves against their transaction accounts (primarily Negotiable Order of Withdrawal (NOW) and regular checking accounts). The regulations generally provide that reserves be maintained against aggregate transaction accounts as follows: a 3% reserve ratio is assessed on net transaction accounts up to and including $115.1 million; a 10% reserve ratio is applied above $115.1 million. The first $15.5 million of otherwise reservable balances (subject to adjustments by the Federal Reserve Board) are exempted from the reserve requirements. Delanco Federal complies with the foregoing requirements.
Other Regulations
Delanco Federal’s operations are also subject to federal laws applicable to credit transactions, including the:
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Truth-In-Lending Act, governing disclosures of credit terms to consumer borrowers;

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Home Mortgage Disclosure Act of 1975, requiring financial institutions to provide information to enable the public and public officials to determine whether a financial institution is fulfilling its obligation to help meet the housing needs of the community it serves;

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Equal Credit Opportunity Act, prohibiting discrimination on the basis of race, creed or other prohibited factors in extending credit;

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Fair Credit Reporting Act of 1978, governing the use and provision of information to credit reporting agencies;

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Fair Debt Collection Act, governing the manner in which consumer debts may be collected by collection agencies; and

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rules and regulations of the various federal agencies charged with the responsibility of implementing such federal laws.

The operations of Delanco Federal also are subject to laws such as the:
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Right to Financial Privacy Act, which imposes a duty to maintain confidentiality of consumer financial records and prescribes procedures for complying with administrative subpoenas of financial records;

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Electronic Funds Transfer Act and Regulation E promulgated thereunder, which govern automatic deposits to and withdrawals from deposit accounts and customers’ rights and liabilities arising from the use of automated teller machines and other electronic banking services; and

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Check Clearing for the 21st Century Act (also known as “Check 21”), which gives “substitute checks,” such as digital check images and copies made from that image, the same legal standing as the original paper check.

Holding Company Regulation
General.   As a savings and loan holding company, Delanco Bancorp is subject to Federal Reserve Board regulations, examinations, supervision, reporting requirements and regulations regarding its activities. Among other things, this authority permits the Federal Reserve Board to restrict or prohibit activities that are determined to be a serious risk to Delanco Federal.

Pursuant to federal law and regulations and policy, a savings and loan holding company such as Delanco Bancorp may generally engage in the activities permitted for financial holding companies under Section 4(k) of the Bank Holding Company Act and certain other activities that have been authorized for savings and loan holding companies by regulation.
Federal law prohibits a savings and loan holding company from, directly or indirectly or through one or more subsidiaries, acquiring more than 5% of the voting stock of another savings association, or savings and loan holding company thereof, without prior written approval of the Federal Reserve Board or from acquiring or retaining, with certain exceptions, more than 5% of a non-subsidiary holding company or savings association. A savings and loan holding company is also prohibited from acquiring more than 5% of a company engaged in activities other than those authorized by federal law or acquiring or retaining control of a depository institution that is not insured by the FDIC. In evaluating applications by holding companies to acquire savings associations, the Federal Reserve Board must consider the financial and managerial resources and future prospects of the company and institution involved, the effect of the acquisition on the risk to the insurance funds, the convenience and needs of the community and competitive factors.
The Federal Reserve Board is prohibited from approving any acquisition that would result in a multiple savings and loan holding company controlling savings associations in more than one state, except: (i) the approval of interstate supervisory acquisitions by savings and loan holding companies; and (ii) the acquisition of a savings association in another state if the laws of the state of the target savings association specifically permit such acquisitions. The states vary in the extent to which they permit interstate savings and loan holding company acquisitions.
Source of Strength.   The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) extended the “source of strength” doctrine to savings and loan holding companies. The regulatory agencies must promulgate regulations implementing the “source of strength” policy that holding companies act as a source of strength to their subsidiary depository institutions by providing capital, liquidity and other support in times of financial stress.
Dividends.   The Federal Reserve Board has the power to prohibit dividends by savings and loan holding companies if their actions constitute unsafe or unsound practices. The Federal Reserve Board has issued a policy statement on the payment of cash dividends by bank holding companies, which also applies to savings and loan holding companies and which expresses the Federal Reserve Board’s view that a holding company should pay cash dividends only to the extent that the company’s net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the company’s capital needs, asset quality and overall financial condition. The Federal Reserve Board also indicated that it would be inappropriate for a holding company experiencing serious financial problems to borrow funds to pay dividends. Under the prompt corrective action regulations, the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company’s bank subsidiary is classified as “undercapitalized.”
Acquisition of Delanco Bancorp.   Under the Federal Change in Bank Control Act, a notice must be submitted to the Federal Reserve Board if any person (including a company), or group acting in concert, seeks to acquire direct or indirect “control” of a savings and loan holding company or savings association. Under certain circumstances, a change of control may occur, and prior notice is required, upon the acquisition of 10% or more of the outstanding voting stock of the company or institution, unless the Federal Reserve Board has found that the acquisition will not result in a change of control. Under the Change in Control Act, the Federal Reserve Board generally has 60 days from the filing of a complete notice to act, taking into consideration certain factors, including the financial and managerial resources of the acquirer and the anti-trust effects of the acquisition. Any company that acquires control would then be subject to regulation as a savings and loan holding company.

PROPERTIES
We conduct our business through our main office in Delanco, New Jersey and our branch office in Cinnaminson, New Jersey, both of which we own. The net book value of our land, buildings, furniture, fixtures and equipment was $5.9 million as of December 31, 2017.
LEGAL PROCEEDINGS
Periodically, there have been various claims and lawsuits against us, such as claims to enforce liens, condemnation proceedings on properties in which we hold security interests, claims involving the making and servicing of real property loans and other issues incident to our business. We are not a party to any pending legal proceedings that we believe would have a material adverse effect on our financial condition, results of operations or cash flows.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION
The objective of this section is to help potential investors understand our views on our results of operations and financial condition. You should read this discussion in conjunction with the financial statements and notes to the financial statements that appear at the end of this report.
Overview
Our principal business is to acquire deposits from individuals and businesses in the communities surrounding our offices and to use these deposits to fund loans. We focus on providing our products and services to two segments of customers: individuals and small businesses.
Income.   Our primary source of pre-tax income is net interest income. Net interest income is the difference between interest income, which is the income that we earn on our loans and investments, and interest expense, which is the interest that we pay on our deposits and borrowings. Changes in levels of interest rates affect our net interest income.
A secondary source of income is non-interest income, which is revenue that we receive from providing products and services. The majority of our non-interest income generally comes from service charges (mostly from service charges on deposit accounts). In some years, we recognize income from the sale of loans and securities. Our facility in Cinnaminson includes space that we will rent to other businesses. Currently, one of the three units is rented. We also collect rental income on certain Real Estate Owned properties.
Allowance for Loan Losses.   The allowance for loan losses is a valuation allowance for probable losses inherent in the loan portfolio. We evaluate the need to establish allowances against losses on loans on a quarterly basis. When additional allowances are necessary, a provision for loan losses is charged to earnings.
Expenses.   The noninterest expenses we incur in operating our business consist of salaries and employee benefits expenses, occupancy expenses, loan expenses, data processing expenses and other miscellaneous expenses, such as office supplies, telephone, postage, advertising and professional services.
Our largest noninterest expense is salaries and employee benefits, which consist primarily of salaries and wages paid to our employees, payroll taxes, and expenses for health insurance, retirement plans and other employee benefits. Included within these expense we have recognized non-cash employee compensation expenses related to share-based compensation. We have incurred additional noninterest expenses as a result of operating as a public company. These additional expenses consist primarily of legal and accounting fees and expenses of shareholder communications and meetings.
In the quarter ending December 31, 2017 we began to recognize merger related expenses as a separate line item in the statement of income and expenses.
Occupancy expenses, which are the fixed and variable costs of buildings and equipment, consist primarily of depreciation charges, furniture and equipment expenses, maintenance, real estate taxes and costs of utilities.
Critical Accounting Policies
In the preparation of our consolidated financial statements, we have adopted various accounting policies that govern the application of accounting principles generally accepted in the United States. Our significant accounting policies are described in the notes to our financial statements.
Certain accounting policies involve significant judgments and assumptions by us that have a material impact on the carrying value of certain assets and liabilities. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Actual results could differ from these judgments and estimates under different conditions, resulting in a change that could have a material impact on the carrying values of our assets and liabilities and our results of operations.

Allowance for Loan Losses.   We consider the allowance for loan losses to be a critical accounting policy. The allowance for loan losses is the amount estimated by management as necessary to cover losses inherent in the loan portfolio at the balance sheet date. The allowance is established through the provision for loan losses, which is either charged to or a credit to income. Determining the amount of the allowance for loan losses involves a high degree of judgment. Among the material estimates required to establish the allowance are: loss exposure at default; the amount and timing of future cash flows on impacted loans; value of collateral; and determination of loss factors to be applied to the various elements of the portfolio. All of these estimates are susceptible to significant change. Management reviews the level of the allowance at least quarterly and establishes the provision for loan losses based upon an evaluation of the portfolio, past loss experience, current economic conditions and other factors related to the collectability of the loan portfolio. Although we believe that we use the best information available to establish the allowance for loan losses, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the evaluation. In addition, the OCC, as an integral part of its examination process, periodically reviews our allowance for loan losses. Such agency may require us to recognize adjustments to the allowance based on its judgments about information available to it at the time of its examination. A large loss could deplete the allowance and require increased provisions to replenish the allowance, which would adversely affect earnings. See note 2 to the consolidated financial statements.
Deferred Income Taxes.   We use the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. If current available information raises doubt as to the realization of the deferred tax assets, a valuation allowance is established. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We exercise significant judgment in evaluating the amount and timing of recognition of the resulting tax liabilities and assets. These judgments require us to make projections of future taxable income. The judgments and estimates we make in determining our deferred tax assets, which are inherently subjective, are reviewed on a continual basis as regulatory and business factors change.
On December 22, 2017 federal tax law changes contained in H.R. 1 were passed into law. These changes included a reduction in the federal corporate tax rates, lowering them from 35% to 21%. Due to the date of the enactment, even though the tax rate changes do not come into effect until 2018, the analysis and measurement of our deferred tax asset as of December 31, 2017, had to take these changes into account. This resulted in a one-time $428 thousand charge, or $0.46 per diluted share, of additional income tax expense.
The calculation of deferred taxes for GAAP capital differs from the calculation of deferred taxes for regulatory capital. For regulatory capital, deferred tax assets that are dependent upon future taxable income for realization are limited to the lesser of either the amount of deferred tax assets that the institution expects to realize within one year of the calendar quarter-end date, or 10% of Delanco Federal’s Tier I capital. As a result of this variance, our Tier I regulatory capital ratio is lower than our GAAP capital ratio by 104 basis points.
Balance Sheet Analysis
Overview.   Total assets at December 31, 2017 were $128.2 million, an increase of  $1.2 million from total assets of  $127.0 million at March 31, 2017. The total liabilities were $114.9 million, an increase of $1.4 million from total liabilities of  $113.5 million for the period ending March 31, 2017. Total stockholders’ equity decreased $242 thousand to $13.2 million at December 31, 2017, primarily due to the previously discussed one-time $428 thousand additional income tax charge resulting from the adjustment in federal corporate income tax rates that are used in the calculation of our deferred tax asset.
Total assets at March 31, 2017 were $127.0 million, a decrease of  $2.4 million, or 1.9%, from total assets of  $129.4 million at March 31, 2016. The change in the asset composition primarily reflected decreases in cash and cash equivalents offset by an increase in outstanding loans and in investments. Total liabilities at March 31, 2017 were $113.5 million, a decrease of  $2.6 million, or 2.2%, from total liabilities of $116.1 million at March 31, 2016. The change in liabilities primarily reflected a decrease in advances from Federal Home Loan Bank. Total stockholders’ equity increased by $196 thousand, primarily due to an increase in net income for the year of  $118 thousand.

Loans.   At December 31, 2017, total loans, net, were $83.7 million, or 65.3% of total assets. Overall loans decreased by $712 thousand during the nine months ended December 31, 2017, primarily due to payoffs and normal amortizations in the residential mortgage portfolio as well as the transfer of one residential mortgage loan in the amount of  $410 thousand to real estate owned, net pay downs in the home equity line of credit portfolio of  $426 thousand, the conversion of  $629 thousand in residential construction loans into permanent residential mortgages and a decrease in home equity loans by $157 thousand. These decreases were offset by increases in commercial loans by $996 thousand and commercial and multi-family real estate loans by $608 thousand.
At March 31, 2017, total loans, net, were $84.4 million, or 66.5% of total assets. During the year ended March 31, 2017, loans increased by $2.2 million due primarily to new originations of commercial real estate loans and home equity loans that exceeded the payoffs and principal repayments on existing loans. Commercial and multi-family real estate loans increased by $2.5 million, construction loans by $627 thousand and home equity loans by $284 thousand while residential loans decreased by $832 thousand, commercial loans by $432 thousand and consumer loans by $46 thousand. Net loans experienced an increase for the second year in a row as we were able to increase our lending activities after previously focusing on working out our problem assets and managing our asset size in order to maintain our capital ratios.
Table 1: Loan Portfolio Analysis
	2017		2016		2015
March 31, (Dollars in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Real estate loans:
Residential	$61,419	71.9%	$62,251	74.7%	$62,789	77.1%
Commercial and multi-family	12,071	14.1	9,569	11.5	7,979	9.8
Construction	681	0.8	54	0.1	56	0.1
Total real estate loans	74,171	86.8	71,874	86.3	70,824	87.0
Commercial loans	1,858	2.2	2,290	2.7	1,913	2.4
Consumer loans:
Home equity	8,812	10.3	8,528	10.2	8,006	9.8
Other	636	0.7	682	0.8	678	0.8
Total consumer loans	9,448	11.0	9,210	11.0	8,684	10.6
Total loans	85,477	100.0%	83,374	100.0%	81,421	100.0%
Net deferred loan fees	(61)		(77)		(90)
Allowance for losses	(1,002)		(1,099)		(1,185)
Loans, net	$84,414		$82,198		$80,146
The following table sets forth certain information at March 31, 2017 regarding the dollar amount of loan principal repayments becoming due during the periods indicated. The table does not include any estimate of prepayments which significantly shorten the average life of all loans and may cause our actual repayment experience to differ from that shown below. Demand loans having no stated schedule of repayments and no stated maturity are reported as due in one year or less. The amounts shown below exclude applicable loans in process, unearned interest in consumer loans and net deferred loan costs. Our adjustable-rate mortgage loans generally do not provide for downward adjustments below the initial discounted contract rate. When market interest rates rise, the interest rates on these loans may increase based on the contract rate (the index plus the margin) exceeding the initial interest rate floor.

Table 2: Contractual Maturities and Interest Rate Sensitivity
March 31, 2017 (Dollars in thousands)	Real Estate Loans	Commercial Loans	Consumer Loans	Total Loans
Amounts due in:
One year or less	$2,389	$832	$1,279	$4,500
More than one to five years	3,092	384	2,798	6,274
More than five years	68,690	642	5,371	74,703
Total	$74,171	$1,858	$9,448	$85,477
Interest rate terms on amounts due after one year:
Fixed-rate loans	$64,937	$677	$3,764	$69,378
Adjustable-rate loans	6,845	349	4,405	11,599
Total	$71,782	$1,026	$8,169	$80,977

Securities.   The investment securities portfolio was $23.3 million, or 18.2% of total assets, at December 31, 2017. At that date, 2.4% of the investment portfolio was invested in mortgage-backed securities, 8.6% was invested in certificates of deposit while the remainder was invested primarily in U.S. Government agency and other debt securities. Investment securities decreased $1.9 million compared to March 31, 2017.
The investment securities portfolio was $25.2 million, or 19.9% of total assets, at March 31, 2017. At that date 2.7% of the investment portfolio was invested in mortgage-backed securities, 6.1% in local municipal bonds, 7.9% in certificates of deposit while the remainder was invested primarily in U.S. Government agency and other debt securities. The portfolio increased $1.5 million in the year ended March 31, 2017 due to the reinvestment of cash and cash equivalents into various investments.
Table 3: Investment Securities
	2017		2016		2015
March 31, (Dollars in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Securities available for sale:
Government sponsored enterprise securities	$500	$500	$500	$497	$1,000	$972
Certificates of Deposit	2,000	2,007	1,500	1,531	—	—
Mutual funds	89	88	122	122	154	155
Total available for sale	2,589	2,595	2,122	2,150	1,154	1,127
Securities held to maturity:
Government sponsored enterprise securities	20,418	19,552	19,972	20,033	23,002	22,862
Municipal securities	1,536	1,534	736	735	470	472
Mortgage-backed securities	669	712	877	938	1,145	1,233
Total held to maturity	22,623	21,798	21,585	21,706	24,617	24,567
Total	$25,212	$24,393	$23,707	$23,856	$25,771	$25,694

The following table sets forth the stated maturities and weighted average yields of our investment securities at March 31, 2017. Approximately $321 thousand of mortgage-backed securities have adjustable interest rates and will re- price annually within the various maturity ranges. These re-pricing schedules are not reflected in the table below.

Table 4: Investment Maturities Schedule
	One Year or Less		More than One Year to Five Years		More than Five Years to Ten Years		More than Ten Years		Total
March 31, 2017 (Dollars in thousands)	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield
Securities available-for-sale:
Government sponsored enterprise securities	$—	—%	$—	—%	$—	—%	$500	3.79%	$500	3.79%
Certificates of deposit	—	—	—	—	2,000	2.12	—	—	2,000	2.12
Mutual funds									89	—
Total available for sale
Securities held to maturity:
Government sponsored enterprise securities	$—	—%	$500	1.5%	$8,353	2.26%	$11,565	2.69%	$20,418	2.48%
Municipal securities	1,536	1.08	—	—	—	—	—	—	1,536	1.08
Mortgage-backed securities	—	—	—	—	220	2.87	449	5.66	669	3.01
Total held to maturity	1,536	1.08	500	1.5	8,573	2.28	12,014	2.80	22,623	2.40
Total	1,536	1.08%	500	1.5%	10,573	2.25%	12,514	2.84%	25,212	—%

Deposits.   Our deposit base is comprised of demand deposits, money market and passbook accounts and time deposits. We consider demand deposits and money market and passbook accounts to be core deposits. Total deposits were $113.6 million at December 31, 2017, an increase of  $1.5 million compared to March 31, 2017. Deposits increased as we made a conscious effort to attract core deposits and reduce our reliance on high costing time deposits. Core deposits grew for the nine months ended December 31, 2017 by $3.6 million while time deposits decreased by $2.1 million.
At March 31, 2017, core deposits were 67.0% of total deposits, up from 65.0% at March 31, 2016. We do not have any brokered deposits. Total deposits increased by $216 thousand in the year ended March 31, 2017 as core deposits increased by $1.2 million and certificates of deposit decreased by $945 thousand. During the year ended March 31, 2017, we chose not to match the highest time deposit rates in our market in an effort to reduce our funding costs.
Table 5: Deposits
	2017		2016		2015
March 31, (Dollars in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Noninterest-bearing demand deposits	$11,704	10.4%	$12,054	10.8%	$10,733	9.74%
Interest-bearing demand deposits	22,256	19.9	23,028	20.6	20,816	18.89
Savings and money market accounts	39,964	35.7	37,682	33.7	35,330	32.06
Certificates of deposit	38,157	34.0	39,101	34.9	43,319	39.31
Total	$112,081	100.0%	$111,865	100.0%	$110,198	100.0%

Table 6: Time Deposit Maturities of  $100,000 or more
March 31, 2017 (Dollars in thousands)	Certificates of Deposit
Maturity Period
Three months or less	$2,872
Over three through six months	5,864
Over six through twelve months	1,582
Over twelve months	2,531
Total	$12,849

Table 7: Time deposits by rate
	At March 31,
(Dollars in thousands)	2017	2016	2015
0.00 – 0.99%	$20,543	$21,696	$26,143
1.00 – 1.99%	17,304	14,773	12,866
2.00 – 2.99%	310	2,632	4,310
3.00 – 3.99%	—	—	—
Total	$38,157	$39,101	$43,319

Table 8: Time deposits by rate and maturity
	Amount Due
(Dollars in thousands)	Less Than One Year	More Than One Year to Two Years	More Than Two Years to Three Years	More Than Three Years to Four Years	More Than Four Years	Total at March 31, 2017	Percent of Total Certificate Accounts
0.00 – 0.99%	$15,851	$4,384	$308	$—	$—	$20,543	53.8%
1.00 – 1.99%	5,694	4,193	3,056	1,723	2,638	17,304	45.4
2.00 – 2.99%	—	—	—	288	22	310	0.8
Total	$21,545	$8,577	$3,364	$2,011	$2,660	$38,157	100.0%

Borrowings.   We have borrowing arrangements with the FHLB and Atlantic Community Banker’s Bank to provide an additional source of liquidity.
Table 9: Borrowings
March 31, (Dollars in thousands)	2017	2016	2015
Maximum amount outstanding at any month end during the period:
Advances	$1,000	$4,000	$5,000
Average amount outstanding during the period(1):
Advances	500	3,500	3,667
Weighted average interest rate during the period(1):
Advances	0.81%	0.64%	0.66%
Balance outstanding at end of period:
Advances	$—	$3,000	4,000
Weighted average interest rate at end of period:
Advances	—%	0.57%	0.69%

(1)
Averages are based on month-end balances.

Results of Operations for the Three and Nine Months Ended December 31, 2017 and 2016
Financial Highlights.   The net loss for the three and nine months ended December 31, 2017 was $479 thousand and $325 thousand, respectively, as compared to net income of  $3 thousand and $81 thousand for the same prior year periods. The decrease in net income for the nine months ended December 31, 2017 was primarily the result of an increase in income tax expense due to the change in the federal corporate tax rates that impacted the deferred tax asset calculation plus merger related expenses. The change in the corporate tax rate resulted in a one-time additional federal income tax expense of $428 thousand. In this current quarter the company recognized $221 thousand of merger related expenses associated with the previously mentioned Agreement and Plan of Reorganization which provides for the acquisition of the Company by First Bank. Pretax income without the merger related expenses for the three and nine months ended December 31, 2017 were $165 thousand and $487 thousand, respectively, as compared to $5 thousand and $156 thousand for the same prior year periods.
Net Interest Income.   Net interest income increased $44 thousand to $931 thousand for the three months and increased $107 thousand to $2.8 million for the nine months ended December 31, 2017. We saw an increase in the interest rate spread (11 basis point) and an increase in net interest margin (12 basis points) for the nine month period. Total interest income increased $42 thousand or 4.1% for the three months ending December 31, 2017 compared to the three months ended December 31, 2016. Interest income increased $86 thousand or 2.8% for the nine months ending December 31, 2017 compared to the nine months ended December 31, 2016. Total interest expense decreased by $2 thousand or 1.5% between the three month period and $21 thousand or 5.2% for the nine month period ending December 31, 2017.
Average loans in the nine months ended December 31, 2017 increased $898 thousand, or 1.1%, compared with the same period in 2016, as new originations were slightly higher than payoffs and amortization of the portfolio as well as the conversion of non-performing loans into real estate owned. Average investment securities in the nine months ended December 31, 2017 decreased $2.7 million, or 12.2%, compared to the same period in 2016. The decrease in the investment portfolio was due to calls of debt securities due to the low interest rate environment during the period. Declining interest rates offset by the increase in outstanding balances in the loan portfolio resulted in an average yield on earning assets of 3.64% for the nine months ended December 31, 2017 and 3.51% for the nine months ended December 31, 2016.
Average interest-bearing deposits in the nine months ended December 31, 2017 decreased $883 million or 0.1%, compared with the same period in 2016. Interest rates decreased the average cost of deposits to 0.50%, compared with 0.52% for the same period in 2016.
Provision for Loan Losses.   The allowance for loan losses is a valuation allowance for probable losses inherent in the loan portfolio. We evaluate the need to establish allowances against losses on loans on a quarterly basis. When additional allowances are necessary, a provision for loan losses is charged to earnings. There was a recapture from loan loss reserve of  $25 thousand in the three months and a recapture of $110 thousand in the nine months ended December 31, 2017 compared to a provision of  $26 thousand in the three months and a recapture of  $22 thousand in the nine months ended December 31, 2016. We had zero charge-offs in the three months and $50 thousand in the nine months ended December 31, 2017, compared to $77 thousand and $173 thousand in charge-offs in the same prior year periods. We had recoveries to the allowance of  $20 thousand in the three months and $165 thousand in the nine months ended December 31, 2017 as compared to $25 thousand and $112 thousand in recoveries in the same prior year period. This resulted in net recoveries of  $20 thousand and $115 thousand for the three month and nine month periods ended December 31, 2017 as compared to net charge-offs of  $52 thousand and $61 thousand in the same prior year periods.
Non-Interest Income.   Non-interest income decreased $3 thousand in the three month period ending December 31, 2017 compared to the three month period ended December 31, 2016, primarily due to a loss on sale of real estate owned in the period versus a small gain during the previous year. Non-interest income increased $91 thousand in the nine months ended December 31, 2017 compared to the same period in the prior year, primarily due to the gain on sale of an asset.

Non-Interest Expenses.   Non-interest expenses increased $153 thousand in the three months and $175 thousand in the nine months ending December 31, 2016 primarily due to $221 thousand in merger related expenses but which was partially offset by the decrease in the real estate owned loss reserve provision.
Results of Operations for the Years Ended March 31, 2017 and 2016
Financial Highlights.   Net income for the year ended March 31, 2017 was $118 thousand as compared to a net loss of  $18 thousand for the year ended March 31, 2016. Our profitability has improved due to lower expenses for real estate owned and other problem loan expenses. Our earnings have been adversely affected by a shrinking net interest margin caused by the protracted low interest rate environment and its impact on earning asset yields. Our net interest margin was 3.08% for the year ended March 31, 2017, as compared to 3.15% for the year ended March 31, 2016. Our average yield on earning assets declined to 3.53% for the year ended March 31, 2017, from 3.63% for the year ended March 31, 2016 as higher yielding loans were paid off or refinanced at lower market rates and higher yielding securities were called by the issuer and replaced with lower yielding investments.
Table 10: Summary Income Statements
Year Ended March 31, (Dollars in thousands)	2017	2016	2017 v. 2016	% Change
Net interest income	$3,619	$3,700	$(81)	(2.2)%
Provision for loan losses	(22)	(71)	(49)	(69.0)
Noninterest income	154	165	(11)	(6.7)
Noninterest expenses	3,584	4,007	(423)	(10.5)
Net income (loss)	118	(18)	136	755.5
Return on average equity	0.88%	(0.14)%
Return on average assets	0.09	(0.01)
Net Interest Income.   Net interest income for the year ended March 31, 2017 was $3.6 million compared to $3.7 million for the year ended March 31, 2016, a decrease of 2.7%. The net interest margin decreased 7 basis points to 3.08% for the year ended March 31, 2017. The decrease in the net interest margin was primarily a result of a 10 basis point decrease in the average yield on interest-earning assets, which exceeded the 4 basis point decrease in the average cost of interest-bearing liabilities. Average interest-earning assets increased $31 thousand while average interest-bearing liabilities decreased $279 thousand.
For the year ended March 31, 2017, interest income declined 3.0% compared to the prior year. Interest income on loans decreased $81 thousand as the average balance increased $298 thousand but the average yield declined 10 basis points. Interest income on investment securities decreased $75 thousand, due to lower average volumes and lower yields on investments.
For the year ended March 31, 2017, interest expense declined 7.8% compared to the prior year, as the average rate paid decreased 4 basis points. The average balance of interest-bearing liabilities had a net decrease of  $279 thousand, resulting from a decrease in average interest bearing borrowings of  $2.9 million while the average balance of interest-bearing deposits increased $2.6 million.

Table 11: Analysis of Net Interest Income
Year Ended March 31, (Dollars in thousands)	2017	2016	2017 v. 2016	% Change
Components of net interest income
Loans	$3,520	$3,600	$(80)	(2.22)%
Investment securities	624	670	(46)	(6.86)
Total interest income	4,144	4,270	(126)	(2.95)
Deposits	520	544	(24)	(4.41)
Borrowings	5	26	(21)	(80.77)
Total interest expense	525	570	(45)	(7.89)
Net interest income	3,619	3,700	(81)	(2.19)
Average yields and rates paid
Interest-earning assets	3.53%	3.63%	(10)bp
Interest-bearing liabilities	0.52	0.56	(04)
Interest rate spread	3.02	3.07	(05)
Net interest margin	3.08	3.15	(07)
Average balances
Loans	$83,964	$83,666	$298	0.36%
Investment securities	22,579	25,420	(2,841)	(11.18)
Earning assets	117,518	117,487	31	0.03
Interest-bearing deposits	101,161	98,587	2,574	2.61
Interest bearing borrowings	647	3,500	(2,853)	(81.51)
Provision for Loan Losses.   The allowance for loan losses is a valuation allowance for probable losses inherent in the loan portfolio. We evaluate the need to establish allowances against losses on loans on a quarterly basis. When additional allowances are necessary, a provision for loan losses is charged to earnings. If it is determined that the amount in the allowance is greater than is necessary according to evaluation, a negative provision is recorded and is reflected in earnings. Provisions for loan losses were a negative $22 thousand in the year ended March 31, 2017 compared to a negative provision of  $71 thousand in the year ended March 31, 2016. The negative provision for loan losses was primarily attributable to management’s systematic evaluation of risk associated with the loan portfolio and continuing lower historical loss rates. We had $214 thousand in charge-offs in the year ended March 31, 2017, compared to $139 thousand in charge-offs in the year ended March 31, 2016.
The allowance for loan losses was $1.0 million, or 1.17% of total loans outstanding as of March 31, 2017 as compared with $1.1 million, or 1.32% of total loans outstanding as of March 31, 2016. An analysis of the changes in the allowance for loan losses is presented under “Risk Management — Analysis and Determination of the Allowance for Loan Losses.”
Noninterest Income.   Noninterest income was $154 thousand for the year ended March 31, 2017 compared to $165 thousand for the prior year.
Table 12: Noninterest Income Summary
Year Ended March 31, (Dollars in thousands)	2017	2016	$ Change	% Change
Service charges	$123	$125	$(2)	(1.6)%
Rental income	11	20	(9)	(45.0)
Income from bank owned life insurance	4	5	(1)	(20.0)
Other	16	15	1	6.7
Total	$154	$165	$(11)	(6.7)%

Noninterest Expense.   Noninterest expense was $3.6 million for the year ended March 31, 2017 compared to $4.0 million for the prior year. The decrease in noninterest expense over the prior year was primarily due to decrease in impairment losses on real estate owned, federal deposit insurance premiums loan expenses, real estate owned expenses and salaries partially offset by an increase in the net loss on sale of real estate owned.
Table 13: Noninterest Expense Summary
Year Ended March 31, (Dollars in thousands)	2017	2016	$ Change	% Change
Salaries and employee benefits	$1,611	$1,659	$(48)	(2.90)%
Advertising	19	24	(5)	(20.83)
Office supplies, telephone and postage	104	110	(6)	(5.45)
Loan expenses	52	74	(22)	(29.73)
Occupancy expense	587	622	(35)	(5.63)
Federal deposit insurance premiums	110	171	(61)	(35.67)
Real estate owned impairment losses	62	247	(185)	(74.90)
Data processing expenses	248	238	10	4.20
ATM expenses	40	35	5	14.29
Bank charges and fees	87	85	2	2.35
Insurance and surety bond premiums	86	88	(2)	(2.27)
Dues and subscriptions	42	46	(4)	(8.70)
Professional fees	271	285	(14)	(4.91)
Real estate owned expenses, net	97	177	(80)	(45.20)
Net loss on sale of real estate owned	34	3	31	1,033.0
Other	134	142	(8)	(5.63)
Total	$3,584	$4,006	$(422)	(10.53)%

Income Tax Expense (Benefit).   The expense for income taxes was $93 thousand for 2017, compared to a benefit of  $53 thousand for 2016.
Average Balance Sheets and Related Yields and Rates
The following table presents information regarding average balances of assets and liabilities, the total dollar amounts of interest income and dividends from average interest-earning assets, the total dollar amounts of interest expense on average interest-bearing liabilities, and the resulting annualized average yields and costs. The yields and costs for the periods indicated are derived by dividing income or expense by the average balances of assets or liabilities, respectively, for the periods presented. For purposes of this table, average balances have been calculated using month-end balances, and nonaccrual loans are included in average balances only. Management does not believe that use of month-end balances instead of daily average balances has caused any material differences in the information presented. Loan fees are included in interest income on loans and are insignificant.

Table 14: Average Balance Tables
Year Ended March 31, (Dollars in thousands)	Average Balance	2017 Interest and Dividends	Yield/ Cost	Average Balance	2016 Interest and Dividends	Yield/ Cost
Assets:
Interest-earning assets:
Loans	$83,964	$3,520	4.19%	$83,666	$3,600	4.30%
Investment securities	22,579	585	2.59	25,420	661	2.60
Other interest-earning assets	10,975	39	0.36	8,401	9	0.11
Total interest-earning assets	117,518	4,144	3.53	117,487	4,270	3.63
Noninterest-earning assets	11,323			10,245
Total assets	$128,841			$127,732
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$24,088	$43	0.18%	$21,959	$40	0.18%
Savings and money market accounts	38,534	120	0.31	35,557	108	0.30
Certificates of deposit	38,539	357	0.93	41,071	396	0.96
Total interest-bearing deposits	101,161	520	0.51	98,587	544	0.55
FHLB advances	647	5	0.77	3,500	26	0.74
Total interest-bearing liabilities	101,808	525	0.52	102,087	570	0.56
Noninterest-bearing demand deposits	11,056			11,537
Other noninterest-bearing liabilities	2,571			895
Total liabilities	115,435			114,519
Retained earnings	13,406			13,213
Total liabilities and retained earnings	$128,841			$127,732
Net interest income		$3,619			$3,700
Interest rate spread			3.01%			3.07%
Net interest margin			3.08			3.15
Average interest-earning assets to average interest-bearing liabilities	115.43%			115.08%

Rate/Volume Analysis.   The following tables set forth the effects of changing rates and volumes on our net interest income. The rate column shows the effects attributable to changes in rate (changes in rate multiplied by prior volume). The volume column shows the effects attributable to changes in volume (changes in volume multiplied by prior rate). Changes due to both volume and rate have been allocated proportionally to the volume and rate changes. The net column represents the sum of the prior columns.
Table 15: Net Interest Income — Changes Due to Rate and Volume
2017 Compared to 2016 (Dollars in thousands)	Volume	Rate	Net
Interest income:
Loans receivable	$13	$(93)	$(80)
Investment securities	(74)	(2)	(76)
Other interest-earning assets	3	27	30
Total	(58)	(68)	(126)
Interest expense:
Deposits	14	(38)	(24)
FHLB advances	(18)	—	(18)
Total	(4)	(38)	(42)
Increase (decrease) in net interest income	(54)	(30)	(84)

Risk Management
Overview.   Managing risk is an essential part of successfully managing a financial institution. Our most prominent risk exposures are credit risk, interest rate risk and market risk. Credit risk is the risk of not collecting the interest and/or the principal balance of a loan or investment when it is due. Interest rate risk is the potential reduction of interest income as a result of changes in interest rates. Market risk arises from fluctuations in interest rates that may result in changes in the values of financial instruments, such as available-for-sale securities that are accounted for on a mark-to-market basis. Other risks that we face are operational risks, liquidity risks and reputation risk. Operational risks include risks related to fraud, regulatory compliance, processing errors, technology and disaster recovery. Liquidity risk is the possible inability to fund obligations to depositors, lenders or borrowers. Reputation risk is the risk that negative publicity or press, whether true or not, could cause a decline in our customer base or revenue.
Credit Risk Management.   Our strategy for credit risk management focuses on having well-defined credit policies and uniform underwriting criteria and providing prompt attention to potential problem loans. In January 2013, we engaged an independent third party to conduct periodic loan portfolio reviews. See “Regulation and Supervision — Regulatory Agreement” for further information on certain regulatory directives applicable to our credit functions.
When a borrower fails to make a required loan payment, we take a number of steps to have the borrower cure the delinquency and restore the loan to current status, including contacting the borrower by letter and phone at regular intervals. When the borrower is in default, we may commence collection proceedings. If a foreclosure action is instituted and the loan is not brought current, paid in full, or refinanced before the foreclosure sale, the real property securing the loan generally is acquired at foreclosure and subsequently sold. Generally, when a consumer loan becomes 60 days past due, we institute collection proceedings and attempt to repossess any personal property that secures the loan. Management informs the board of directors monthly of the amount of loans delinquent more than 30 days, all loans in foreclosure and repossessed property that we own.
Analysis of Nonperforming and Classified Assets.   We consider repossessed assets and loans that are 90 days or more past due to be nonperforming assets. Loans are generally placed on nonaccrual status when they become 90 days delinquent at which time the accrual of interest ceases and the allowance for any uncollectible accrued interest is established and charged against operations. Typically, payments received on a nonaccrual loan are applied to the outstanding principal and interest as determined at the time of collection of the loan.

Real estate that we acquire as a result of foreclosure or by deed-in-lieu of foreclosure is classified as real estate owned until it is sold. When property is acquired it is recorded at the lower of its cost, which is the unpaid balance of the loan, plus foreclosure costs, or fair market value at the date of foreclosure. Holding costs and declines in fair value after acquisition of the property result in charges against income.
Table 16: Nonperforming Assets
March 31, (Dollars in thousands)	2017	2016	2015
Nonaccrual loans:
Residential real estate	$1,180	$1,333	$880
Commercial and multi-family real estate	506	553	662
Construction	—	—	—
Commercial	172	21	—
Home equity	53	111	11
Consumer	—	—	71
Total	1,911	2,018	1,624
Accruing loans past due 90 days or more:
Residential real estate	—	—	—
Commercial and multi-family real estate	—	—	—
Construction	—	—	—
Commercial	—	—	—
Consumer	—	—	—
Total	—	—	—
Troubled debt restructurings:
In nonaccrual status	1,296	744	713
Performing under modified terms	1,080	1,607	1,525
Total debt restructurings	2,376	2,351	2,238
Total non-performing loans	4,287	4,369	3,862
Real estate owned	1,271	1,764	2,433
Total nonperforming assets	$5,558	$6,133	$6,295
Total nonperforming loans to total loans	5.02%	5.24%	4.74%
Total nonperforming loans to total assets	3.38	3.38	3.00
Total nonperforming assets and troubled debt restructurings to total assets	4.38	4.74	4.90

Table 17: Loan Delinquencies
	2017		March 31, 2016		2015
(Dollars in thousands)	30 – 59 Days Past Due	60 – 89 Days Past Due	30 – 59 Days Past Due	60 – 89 Days Past Due	30 – 59 Days Past Due	60 – 89 Days Past Due
Residential real estate	$483	$149	$577	$224	$495	$1,325
Commercial real estate	172	425	—	289	—	117
Commercial	175	—	340	21	98	—
Home equity	—	—	50	—	34	89
Consumer	14	—	—	—	30	—
Total	$844	$574	$967	$534	$657	$1,531

At March 31, 2017, we had 17 loan relationships totaling $3.2 million in nonaccrual loans as compared to 18 relationships totaling $2.8 million at March 31, 2016. During the year ended March 31, 2017, we experienced a $444 thousand net increase in nonaccrual loans. This change reflects the transfer to real estate owned of two loans totaling $468 thousand and the return of three loans totaling $248 thousand to accruing status, one by a troubled debt restructuring, repayment of principal of  $8 thousand, and the charge-off of one loan for $40 thousand. The changes were offset by the downgrading of five loan relationships to nonaccrual status totaling $1.2 million and the capitalization of costs of  $19 thousand to a loan on non-accrual during the year ended March 31, 2017. The downgraded loans consisted of one relationship representing a residential mortgage of  $222 thousand, one first lien home equity loan totaling $131 thousand, two commercials loan totaling $152 thousand and three commercial real estate loans totaling $689 thousand.
At March 31, 2017, our real estate owned consisted of six single family homes with a total carrying value of  $822 thousand, one mixed-use property with a total carrying value of  $145 thousand, one office building with a carrying value of  $51 thousand and one commercial office condominium with a carrying value of  $253 thousand. At that same date, we had nine loans in the process of foreclosure with respect to property that had an appraised value of  $3.0 million.
Interest income that would have been recorded for the year ended March 31, 2017 had non-accruing loans been current according to their original terms amounted to $167 thousand. No uncollected interest related to nonaccrual loans was included in interest income for the year ended March 31, 2017.
Federal regulations require us to review and classify our assets on a regular basis. In addition, the OCC has the authority to identify problem assets and, if appropriate, require them to be classified. There are three classifications for problem assets: substandard, doubtful and loss. “Substandard assets” must have one or more defined weaknesses and are characterized by the distinct possibility that we will sustain some loss if the deficiencies are not corrected. This category includes other real estate owned. “Doubtful assets” have the weaknesses of substandard assets with the additional characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions and values questionable, and there is a high possibility of loss. An asset classified “loss” is considered uncollectible and of such little value that continuance as an asset of the institution is not warranted. The regulations also provide for a “special mention” category, described as assets which do not currently expose us to a sufficient degree of risk to warrant classification but do possess credit deficiencies or potential weaknesses deserving our close attention. These are considered criticized assets. If we classify an asset as loss, we charge off an amount equal to 100% of the portion of the asset classified loss.
Table 18: Criticized/Classified Assets
March 31, (Dollars in thousands)	2017	2016	2015
Special mention assets	$158	$343	$737
Substandard assets	4,577	6,274	6,794
Doubtful assets	—	—	—
Loss assets	—	—	—
Total criticized/classified assets	$4,735	$6,617	$7,531

Other than disclosed in the above tables, there are no other loans that management has serious doubts about the ability of the borrowers to comply with the present loan repayment terms.
Analysis and Determination of the Allowance for Loan Losses.   The allowance for loan losses is a valuation allowance for probable losses inherent in the loan portfolio. We evaluate the need to establish allowances against losses on loans on a quarterly basis. When additional allowances are necessary, a provision for loan losses is charged to earnings.
Our methodology for assessing the appropriateness of the allowance for loan losses consists of: (1) a specific valuation allowance on identified problem loans; (2) a general valuation allowance on the remainder of the loan portfolio; and (3) an unallocated component. Although we determine the amount of each element of the allowance separately, the entire allowance for loan losses is available to absorb losses in the loan portfolio.

For loans that are classified as impaired, we establish an allowance when the discounted cash flows (or collateral value or observable market price) of the loan is lower than its carrying value. We also establish a specific allowance for classified loans that do not have an individual allowance. The evaluation is based on our asset review and classified loan list.
We establish a general allowance for loans that are not classified to recognize the inherent losses associated with lending activities. This general valuation allowance is determined by segregating the loans by loan category and assigning allowance percentages to each category. The allowance percentages have been derived using percentages commonly applied under the regulatory framework for Delanco Federal and other similarly-sized institutions. The percentages may be adjusted for significant factors that, in management’s judgment, affect the collectability of the portfolio as of the evaluation date. These significant factors may include changes in lending policies and procedures, changes in existing general economic and business conditions affecting our primary lending areas, credit quality trends, collateral value, loan volumes and concentrations, seasoning of the loan portfolio, recent loss experience in particular segments of the portfolio, duration of the current business cycle and bank regulatory examination results. The applied loss factors are reevaluated periodically to ensure their relevance in the current economic environment. An unallocated component is maintained to cover uncertainties that could affect our estimate of probable losses.
We identify loans that may need to be charged off as a loss by reviewing all delinquent loans, classified loans and other loans that management may have concerns about collectability. For individually reviewed loans, the borrower’s inability to make payments under the terms of the loan or a shortfall in collateral value would result in our charging off the loan or the portion of the loan that was impaired.
The OCC, as an integral part of its examination process, periodically reviews our allowance for loan losses. The OCC may require us to make additional provisions for loan losses based on judgments different from ours.
At March 31, 2017, our allowance for loan losses represented 1.17% of total gross loans. The allowance for loan losses decreased 8.9% from March 31, 2016 to March 31, 2017.
The following table sets forth the breakdown of the allowance for loan losses by loan category at the dates indicated.
Table 19: Allocation of Allowance of Loan Losses
March 31, (Dollars in thousands)	2017		2016		2015
	Amount	% of Loans in Category to Total Loans	Amount	% of Loans in Category to Total Loans	Amount	% of Loans in Category to Total Loans
Residential real estate	$575	71.9%	$568	74.7%	$702	77.1%
Commercial and multi-family real estate	274	14.1	339	11.5	289	9.8
Construction	2	0.8	—	0.1	—	0.1
Commercial	64	2.2	80	2.7	86	2.4
Home equity	74	10.3	87	10.2	87	9.8
Consumer	12	0.7	25	0.8	21	0.8
Unallocated	—	—	—	—	—	—
Total allowance for loan losses	$1,001	100.0%	$1,099	100.0%	$1,185	100.0%

Although we believe that we use the best information available to establish the allowance for loan losses, future adjustments to the allowance for loan losses may be necessary and our results of operations could be adversely affected if circumstances differ substantially from the assumptions used in making the determinations. Furthermore, while we believe we have established our allowance for loan losses in conformity with generally accepted accounting principles, there can be no assurance that regulators, in reviewing our loan portfolio, will not require us to increase our allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that increases will not be necessary should the quality of any loans deteriorate as a result of the factors discussed above. Any material increase in the allowance for loan losses may adversely affect our financial condition and results of operations.
Table 20: Analysis of Loan Loss Experience
Year Ended March 31, (Dollars in thousands)	2017	2016	2015
Allowance at beginning of period	$1,099	$1,185	$1,448
Provision for loan losses	(22)	(71)	390
Charge offs:
Residential real estate loans	102	40	142
Commercial and multi-family real estate loans	70	17	598
Construction loans	—	—	—
Commercial loans	—	—	19
Home equity loans	42	11	—
Consumer loans	—	71	4
Total charge-offs	214	139	763
Recoveries	138	124	110
Net charge-offs	76	15	653
Allowance at end of period	$1,001	$1,099	$1,185
Allowance to nonperforming loans	23.40%	25.20%	30.70%
Allowance to total loans outstanding at the end of the period	1.17	1.32	1.46
Net charge-offs (recoveries) to average loans outstanding during the period	0.09	0.02	0.78

Interest Rate Risk Management.   Our earnings and the market value of our assets and liabilities are subject to fluctuations caused by changes in the level of interest rates. We manage the interest rate sensitivity of our interest-bearing liabilities and interest-earning assets in an effort to minimize the adverse effects of changes in the interest rate environment. Deposit accounts typically react more quickly to changes in market interest rates than mortgage loans because of the shorter maturities of deposits. As a result, sharp increases in interest rates may adversely affect our earnings while decreases in interest rates may beneficially affect our earnings. To reduce the potential volatility of our earnings, we have sought to improve the match between asset and liability maturities and rates, while maintaining an acceptable interest rate spread. Our strategy for managing interest rate risk emphasizes originating balloon loans or loans with adjustable interest rates and promoting core deposit products and short-term time deposits.
We have an Asset/Liability Management Committee to coordinate all aspects involving asset/liability management. The committee consists of our President and Chief Executive Officer, Chief Financial Officer, Senior Vice President, two lending officers and the manager of our Cinnaminson office. The committee establishes and monitors the volume, maturities, pricing and mix of assets and funding sources with the objective of managing assets and funding sources to provide results that are consistent with liquidity, growth, risk limits and profitability goals.
We use an interest rate sensitivity analysis prepared by a third party vendor to review our level of interest rate risk. Economic Value of Equity (EVE) is a measure of long-term interest rate risk. This analysis measures the difference between the market values of the assets and the liabilities. In this analysis the program calculates the discounted cash flow (market value) of each category on the balance sheet under each of five rate conditions. This analysis assesses the risk of loss in market risk sensitive instruments in the event of a sudden and sustained 100 to 300 basis point increase or a 100 basis point decrease in market interest rates with no effect given to any steps that we might take to counter the effect of that interest rate movement. We measure interest rate risk by modeling the changes in EVE over a variety of interest rate scenarios. The following table presents the change in our EVE at March 31, 2017 that would occur in the event of an immediate change in interest rates based on our assumptions, with no effect given to any steps that we might take to counteract that change.
Table 21: EVE Analysis
Basis Point (“bp”) Change in Rates	Economic Value of Equity (Dollars in thousands)			Economic Value of Equity as % of Market Value of Assets
	$ Amount	$ Change	% Change	NPV Ratio	Change
300	10,197	(3,533)	(25.7)%	9.07%	(17.1)%
200	11,193	(2,537)	(18.5)	9.60	(12.4)
100	12,365	(1,365)	(9.9)	10.22	(6.6)
0	13,730	—	—	10.94	—
(100)	17,189	3,459	25.2	13.24	21.0
The program uses certain assumptions in assessing the interest rate risk of savings associations. These assumptions relate to interest rates, loan prepayment rates, deposit decay rates, and the market values of certain assets under differing interest rate scenarios, among others. As with any method of measuring interest rate risk, certain shortcomings are inherent in the method of analysis presented in the foregoing table. For example, although certain assets and liabilities may have similar maturities or periods to re-pricing, they may react in different degrees to changes in market interest rates. Also, the interest rates on certain types of assets and liabilities may fluctuate in advance of changes in market interest rates, while interest rates on other types may lag behind changes in market rates. Additionally, certain assets, such as adjustable-rate mortgage loans, have features that restrict changes in interest rates on a short-term basis and over the life of the asset. Further, in the event of a change in interest rates, expected rates of prepayments on loans and early withdrawals from certificates could deviate significantly from those assumed in calculating the table.
Liquidity Management.   Liquidity is the ability to meet current and future financial obligations of a short-term nature. Our primary sources of funds consist of deposit inflows, loan repayments, maturities of and payments on investment securities and borrowings from the Federal Home Loan Bank of New York, Atlantic Central Bankers Bank and the Federal Reserve Bank of Philadelphia. While maturities and scheduled amortization of loans and securities are predictable sources of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions and competition.
We regularly adjust our investments in liquid assets based upon our assessment of  (1) expected loan demand, (2) expected deposit flows, (3) yields available on interest-earning deposits and securities and (4) the objectives of our asset/liability management policy.
Our most liquid assets are cash and cash equivalents. The levels of these assets depend on our operating, financing, lending and investing activities during any given period. At December 31, 2017, cash and cash equivalents totaled $11.7 million. At December 31, 2017, we had no outstanding borrowings and had arrangements to borrow up to $10.1 million from the Federal Home Loan Bank of New York and $1 million from Atlantic Central Bankers Bank.
At December 31, 2017, the majority of our investment securities were classified as held to maturity. We have classified our investments in this manner, rather than as available for sale, because they were purchased primarily to provide a source of income and not to provide liquidity. We have designated a portion of our investments as available for sale in order to give us greater flexibility in the management of our investment portfolio.
A significant use of our liquidity is the funding of loan originations. At December 31, 2017, we had $282 thousand in outstanding loan commitments. In addition we had $6.8 million in unused lines of credit. Historically, many of the lines of credit expire without being fully drawn; therefore, the total commitment amounts do not necessarily represent future cash requirements. Another significant use of our liquidity is the funding of deposit withdrawals. Certificates of deposit due within one year of December 31, 2017 totaled $20.1 million, or 55.7% of certificates of deposit. The large percentage of certificates of deposit that mature within one year reflects customers’ hesitancy to invest their funds for long periods in the recent low interest rate environment. If these maturing deposits do not remain with us, we will be required to seek other sources of funds, such as other deposits and borrowings. Depending on market conditions, we may be required to pay higher rates on such deposits or other borrowings than we currently pay on the certificates of deposit due on or before March 31, 2018. We believe, however, based on past experience that a significant portion of our certificates of deposit will remain with us. We have the ability to attract and retain deposits by adjusting the interest rates offered.
Our primary investing activities are the origination and purchase of loans and the purchase of securities. Our primary financing activities consist of activity in deposit accounts and Federal Home Loan Bank advances. Deposit flows are affected by the overall level of interest rates, the interest rates and products offered by us and our local competitors and other factors. We generally manage the pricing of our deposits to be competitive. Occasionally, we offer promotional rates on certain deposit products to attract deposits.
Delanco Bancorp is a separate entity apart from Delanco Federal and must provide for its own liquidity. As of December 31, 2017, Delanco Bancorp had $419 thousand in cash and cash equivalents compared to $399 thousand as of December 31, 2016. Substantially all of Delanco Bancorp’s cash and cash equivalents were obtained from proceeds it retained from the stock offering completed in October 2013. In addition to its operating expenses, Delanco Bancorp may utilize its cash position for the payment of dividends or to repurchase common stock, subject to applicable restrictions.
Delanco Bancorp can receive dividends from Delanco Federal. Payment of such dividends to Delanco Bancorp by Delanco Federal is limited under federal law. The amount that can be paid in any calendar year, without prior regulatory approval, cannot exceed the retained net earnings (as defined) for the year plus the preceding two calendar years.
Capital Management.   We are subject to various regulatory capital requirements administered by the OCC, including a risk-based capital measure. The risk-based capital guidelines include both a definition of capital and a framework for calculating risk-weighted assets by assigning balance sheet assets and off-balance sheet items to broad risk categories. See “Regulation and Supervision — Regulation of Federal Savings Associations — Capital Requirements,” “Regulation and Supervision — Regulatory Agreement” and note 24 to the consolidated financial statements.
Off-Balance Sheet Arrangements.   In the normal course of operations, we engage in a variety of financial transactions that, in accordance with generally accepted accounting principles are not recorded in our financial statements. These transactions involve, to varying degrees, elements of credit, interest rate and liquidity risk. Such transactions are used primarily to manage customers’ requests for funding and take the form of loan commitments and lines of credit. For information about our loan commitments and unused lines of credit, see note 21 to the consolidated financial statements.
For the nine months ended December 31, 2017, we did not engage in any off-balance sheet transactions reasonably likely to have a material effect on our financial condition, results of operations or cash flows.

DELANCO BANCORP, INC.

Financial Statements

DELANCO BANCORP, INC. AND SUBSIDIARY

Consolidated Statements of Financial Condition
	December 31, 2017	March 31, 2017
	(unaudited)
ASSETS
Cash and cash equivalents
Cash and amounts due from banks	$1,035,252	$511,355
Interest-bearing deposits	10,700,468	6,487,188
Total cash and cash equivalents	11,735,720	6,998,543
Investment securities:
Securities available-for-sale (amortized cost of $2,066,023 and $2,588,817 at December 31, 2017 and March 31, 2017, respectively)	2,065,571	2,594,888
Securities held-to-maturity (fair value $20,655,700 and $21,797,695 at December 31, 2017 and March 31, 2017, respectively)	21,281,594	22,622,835
Total investment securities	23,347,165	25,217,723
Loans, net of allowance for loan losses of $1,005,774 at December 31, 2017 (unaudited), $1,001,449 at March 31, 2017	83,701,818	84,414,361
Accrued interest receivable	378,836	378,243
Real estate owned	1,311,438	1,271,302
Federal Home Loan Bank, at cost	102,000	124,300
Premises and equipment, net	5,878,969	6,047,703
Deferred income taxes	1,396,400	1,981,950
Bank-owned life insurance	178,514	178,514
Other assets	148,586	374,714
Total assets	$128,179,446	$126,987,353
LIABILITIES
Deposits
Non-interest bearing deposits	$12,364,748	$11,703,567
Interest bearing deposits	101,224,233	100,377,179
Total deposits	113,588,981	112,080,746
Accrued interest payable	1,734	6,273
Advance payments by borrowers for taxes and insurance	446,000	500,485
Other liabilities	892,237	908,005
Total liabilities	114,928,952	113,495,509
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock, $.01 par value, 5,000,000 authorized at December 31, 2017 and March 31, 2017, no shares issued Common stock, $.01 par value, 20,000,000 shares authorized; 945,425 shares issued and outstanding at December 31, 2017 and March 31, 2017	$9,454	$9,454
Additional paid-in capital	10,071,835	10,029,506
Retained earnings, substantially restricted	3,711,194	4,036,465
Unearned common stock held by employee stock ownership plan	(409,963)	(455,514)
Accumulated other comprehensive (loss)	(132,026)	(128,067)
Total stockholder’s equity	13,250,494	13,491,844
Total liabilities and stockholders’ equity	$128,179,446	$126,987,353

See Notes to the Unaudited Consolidated Financial Statements.

DELANCO BANCORP, INC. AND SUBSIDIARY

Consolidated Statements of Income (Loss)
(Unaudited)
	Three Months Ended December 31,		Nine Months Ended December 31,
	2017	2016	2017	2016
INTEREST INCOME
Loans	$897,940	$875,015	$2,706,558	$2,641,794
Investment securities	163,567	144,313	481,205	460,080
Total interest income	1,061,507	1,019,328	3,187,763	3,101,874
INTEREST EXPENSE
Interest-bearing checking accounts	10,214	11,512	26,987	33,664
Passbook and money market accounts	32,954	30,158	95,798	89,850
Certificates of deposits	86,888	90,016	257,019	272,014
Federal Home Loan Bank Advances	—	336	15	5,148
Total interest expense	130,056	132,022	379,819	400,676
Net interest income	931,451	887,306	2,807,944	2,701,198
Provision (recovery) for loan losses	(25,000)	26,000	(110,000)	(22,000)
Net interest income after provision for loan losses	956,451	861,306	2,917,944	2,723,198
NON-INTEREST INCOME
Gain on sale of an asset	—	—	71,516	—
Gain (Loss) on sale of real estate owned	(1,218)	300	22,197	(2,540)
Service charges	30,139	31,351	93,490	93,781
Rental income	9,310	9,597	28,510	34,632
Other	3,691	3,581	11,704	11,010
Total non-interest income	41,922	44,829	227,417	136,883
NON-INTEREST EXPENSE
Salaries and employee benefits	405,615	403,015	1,222,418	1,200,653
Advertising	4,708	3,844	12,615	15,221
Office supplies, telephone and postage	22,044	23,613	76,257	77,620
Loan expenses	4,925	6,561	25,158	40,893
Occupancy expense	140,376	146,685	421,574	440,038
Federal insurance premiums	19,444	1,247	61,506	86,673
Real estate owned loss reserve	—	49,000	80,218	62,100
Data processing expenses	65,226	61,431	190,930	188,589
ATM expenses	14,076	11,310	39,220	27,610
Bank charges and fees	19,566	20,504	61,194	64,606
Insurance and surety bond premiums	19,944	20,575	60,711	65,304
Dues and subscriptions	5,362	8,831	22,417	33,285
Professional fees	49,943	77,164	200,558	202,784
Real Estate Owned expense	29,010	31,831	83,432	93,982
Merger Related Expense	220,959	—	220,959	—
Other	32,950	35,175	100,601	105,036
Total non-interest expense	1,054,148	900,786	2,879,768	2,704,394
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	(55,775)	5,349	265,593	155,687
Income tax expense	422,964	2,030	590,864	74,482
NET INCOME (LOSS)	(478,739)	3,319	(325,271)	81,205
INCOME (LOSS) PER COMMON SHARE	$(0.52)	$.00	$(0.36)	$0.09

See Notes to the Unaudited Consolidated Financial Statements.

DELANCO BANCORP, INC. AND SUBSIDIARY

Consolidated Statements of Comprehensive Income
(Unaudited)
	Nine Months Ended
	December 31, 2017	December 31, 2016
Net Income (Loss)	$(325,271)	$81,205
Other comprehensive loss net of tax:
Unrealized (loss) on investment securities available for sale, net of deferred tax of ($136) and $3,280 for the nine months ended	(3,959)	(12,069)
Other comprehensive (loss)	(3,959)	(12,069)
Total Comprehensive Income (loss)	$(329,230)	$69,136

See Notes to the Unaudited Consolidated Financial Statements.

DELANCO BANCORP, INC. AND SUBSIDIARY

Consolidated Statements of Changes in Stockholders’ Equity
(Unaudited)
	Common Stock		Additional Paid-in Capital	Retained Earnings	Unearned Employee Stock Ownership Plan	Accumulated Other- Comprehensive Income (Loss)	Total Stockholders’ Equity
	Shares	Amount
Balance at March 31, 2017	945,425	9,454	$10,029,506	$4,036,465	(455,514)	(128,067)	13,491,844
Comprehensive loss
Net loss				(325,271)			(325,271)
Other comprehensive loss, net of tax:
Change in unrealized gain on securities-available-for-sale, net of deferred income tax of						(3,959)	(3,959)
Employee stock option expense			34,430				34,430
Shares of common stock transferred to ESOP for services			7,899		45,551		53,450
Balance at December 31, 2017	945,425	9,454	10,071,835	3,711,194	(409,963)	(132,026)	13,250,494

See Notes to the Unaudited Consolidated Financial Statements.

DELANCO BANCORP, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows
(Unaudited)
	Nine Months Ended December 31,
	2017	2016
Cash flow from operating activities
Net Income (Loss)	$(325,271)	$81,205
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
ESOP amortization	45,551	45,551
Deferred income taxes	588,114	71,780
Depreciation	175,134	194,432
Discount accretion net of premium amortization	363	(31,307)
Recovery of loan losses	(110,000)	(22,000)
(Gain) Loss on sale of real estate owned	(22,197)	2,540
Compensation expense for stock options	42,329	21,505
Changes in operating assets and liabilities (Increase) decrease in:
Accrued interest receivable	(593)	11,771
Other assets	226,128	175,971
Increase (decrease) in:
Accrued interest payable	(4,539)	(4,721)
Other liabilities	(15,768)	82,274
Net cash provided by operating activities	599,251	629,001
Cash flows from investing activities
Proceeds of securities available for sale	522,794	525,109
Purchases of securities available for sale	—	(500,000)
Purchases of securities held-to-maturity	—	(19,965,000)
Proceeds from maturities and principal repayments of securities held-to-maturity	1,340,878	18,919,864
Sale of investment required by law – stock in Federal Home Loan Bank	22,300	129,500
Proceeds from sale of real estate owned	311,342	466,285
Net (increase) decrease in loans	493,262	(1,234,749)
Purchases of premises and equipment	(6,400)	(11,737)
Net cash provided by (used in) investing activities	2,684,176	(1,670,728)
Cash flows from financing activities
Increase in deposits	1,508,235	2,915,685
(Increase) decrease in advance payments by borrowers for taxes and insurance	(54,485)	21,320
(Decrease) in Federal Home Loan Bank advance	—	(3,000,000)
Net cash provided by (used in) financing activities	1,453,750	(62,995)
Net increase (decrease) in cash and cash equivalents	4,737,177	(1,104,722)
Cash and cash equivalents, beginning of the period	6,998,543	12,127,388
Cash and cash equivalents, end of period	11,735,720	11,022,666
Supplemental Disclosures:
Cash paid during the period for interest	386,242	402,467
Cash paid during the period for income taxes	2,500	2,500
Loans transferred to foreclosed real estate during the period	410,000	610,148
Net change in unrealized gain on securities available-for-sale net of tax	(3,959)	(12,069)

See Notes to the Unaudited Consolidated Financial Statements.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements
December 31, 2017
(1)   Basis of Presentation
On October 16, 2013, Delanco Bancorp, Inc., a New Jersey corporation (the “Company”), became the holding company for Delanco Federal Savings Bank (the “Bank”) upon completion of the “second-step” conversion of the Bank from a mutual holding company structure to a stock holding company structure (the “Conversion”). The Conversion involved the sale by the Company of 525,423 shares of common stock in a subscription and community offering, including shares purchased by the Bank’s employee stock ownership plan, the exchange of 420,002 shares of common stock of the Company for shares of common stock of the former Delanco Bancorp, Inc. (“old Delanco Bancorp”) held by persons other than Delanco MHC (the “MHC”), and the elimination of old Delanco Bancorp and the MHC. Net proceeds received from the reorganization and stock offering totaled $3,280,000, net of costs of  $923,000.
The accompanying unaudited consolidated financial statements have been prepared in accordance with instructions for Form 10-Q and, therefore, do not include all disclosures necessary for a complete presentation of the financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). However, all adjustments that are, in the opinion of management, necessary for the fair presentation of the interim financial statements have been included. Such adjustments were of a normal recurring nature. The results of operations for the three and nine month periods ended December 31, 2017 are not necessarily indicative of the results that may be expected for the entire year or any other interim period. For additional information, refer to the consolidated financial statements and footnotes thereto of the Company included in the Company’s annual report on Form 10-K for the year ended March 31, 2016.
(2)   Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for losses on loans and the evaluation of deferred taxes.
(3)   Deferred Income Taxes
We use the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We exercise significant judgment in evaluating the amount and timing of recognition of the resulting tax liabilities and assets. These judgments require us to make projections of future taxable income. The judgments and estimates we make in determining our deferred tax assets, which are inherently subjective, are reviewed on a continual basis as regulatory and business factors change.
On December 22, 2017 federal tax law changes contained in H.R. 1 were passed into law. These changes included a reduction in the federal corporate tax rates, lowering them from 35% to 21%. Due to the date of the enactment, even though the tax rate changes do not come into effect until 2018, the analysis and measurement of our deferred tax asset as of December 31, 2017, had to take these changes into account. This resulted in a one-time $428 thousand charge, or $0.46 per diluted share, of additional income tax expense.
The calculation of deferred taxes for GAAP capital differs from the calculation of deferred taxes for regulatory capital. For regulatory capital, deferred tax assets that are dependent upon future taxable income for realization are limited to the lesser of either the amount of deferred tax assets that the institution expects to realize within one year of the calendar quarter-end date, or 10% of the Bank’s Tier I capital. As a result of this variance, our Tier I regulatory capital ratio is lower than our GAAP capital ratio by 107 basis points.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017
(4)   Income Taxes
The Bank accounts for uncertainties in income taxes in accordance with Financial ASC Topic 740 “Accounting for Uncertainty in Income Taxes”. ASC Topic 740 prescribes a threshold and measurement process for recognizing in the financial statements a tax position taken or expected to be taken in a tax return. ASC Topic 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Bank has determined that there are no significant uncertain tax positions requiring recognition in its financial statements.
Tax year 2016 remains subject to examination by Federal and 2014 through 2016 by New Jersey taxing authorities. In the event the Bank is assessed for interest and/or penalties by taxing authorities, such assessed amounts will be classified in the financial statements as income tax expense.
(5)   Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.
The difference between the common shares issued and the common shares outstanding for the purposes of calculating basic EPS is a result of the unallocated ESOP shares.
The calculated basic and dilutive EPS are as follows:
	Three Months Ended December 31,		Nine Months Ended December 31,
	2017	2016	2017	2016
Numerator	$(478,739)	$3,319	$(325,271)	$81,205
Denominators:
Basic shares outstanding	913,758	910,239	913,758	910,239
Effect of dilutive securities	—	4,252	—	4,252
Dilutive shares outstanding	913,758	914,491	913,758	914,491
Earnings per share:
Basic	$(0.52)	$0.00	$(0.36)	$0.09
Dilutive	$(0.52)	$0.00	$(0.36)	$0.09
(6)   Termination of Regulatory Agreement
On September 27, 2017, the Office of the Comptroller of the Currency (the “OCC”) terminated the formal written agreement dated November 21, 2012 between the OCC and the Bank, effective immediately. In addition, the OCC terminated the higher individual minimum capital ratios that the OCC had required for the Bank. At December 31, 2017, the Bank exceeded the minimum regulatory requirements to be considered “well capitalized.” As a result of the OCC’s action, the Bank is no longer considered to be in “troubled condition.”
(7)   Recent Accounting Pronouncements
In August 2017, the FASB issued ASU 2017-12: Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The purpose of this updated guidance is to better align a company’s financial reporting for hedging activities with the economic objectives of those activities.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

ASU-2017 is effective for public business entities for fiscal years beginning after December 15, 2018, with early adoption, including adoption in the interim period, permitted. The Company plans to adopt ASU-2017 on April 1, 2019. ASU 2017-12 requires a modified retrospective transition method in which the Company will recognize the cumulative effect of the change on the opening balance of each affected component of equity in the statement of financial position as of the date of adoption. While the Company continues to assess all potential impacts of the standard, the Company currently expects the adoption to have immaterial impact to the financial statements.
In May 2017, the FASB issued ASU 2017-09: Compensation — Stock Compensation (Topic 718): Scope of Modification Accounting. The Board is issuing this update to provide clarity and reduce both (1) diversity in practice and (2) cost and complexity when applying the guidance in Topic 718, Compensation — Stock Compensation, to a change to the terms or conditions of a shared-based payment amount. The amendments in this update affect any entity that changes the terms or conditions of a share-based payment award. The amendments in this update provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. To date, the Company has not changed the terms or conditions of a share-based payment award. As a result, the company does not anticipate an impact to the consolidated financial statements.
In March 2017, the FASB issued ASU 2017-08: Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization of Purchased Callable Debt Securities. This Accounting Standards update amends guidance on the amortization period of premiums on certain purchased callable debt securities. Specifically, the amendments shorten the amortization period of premiums on certain purchased callable debt securities to the earliest call date. The amendments affect all entities that hold investments in callable debt securities that have an amortized cost basis in excess of the amount that is repayable by the issuer at the earliest call date. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company does not currently hold any callable debt securities with a premium. As a result, the Company does not anticipate an impact to the consolidated financial statements.
Also in March 2017, the FASB issued ASU 2017-07: Compensation — Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Topic 715, Compensation—Retirement Benefits, requires an entity to present net periodic pension cost and net periodic postretirement benefit cost as a net amount that may be capitalized as part of an asset where appropriate, Users have communicated that the service cost component generally is analyzed differently from the other components of net periodic pension cost and net periodic postretirement benefit cost. To improve the consistency, transparency, and usefulness of financial information for users, the amendments in this update require that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The amendments in this update are effective for public business entities for annual periods beginning after December 15, 2017, including interim periods within those annual periods. The Company’s current-accounting treatment and presentation of net periodic pension cost and not periodic postretirement benefit cost is consistent with the provisions in ASU-2017. As a result, the Company does not anticipate an impact to the consolidated financial statements.
In January 2017, the FASB issued ASU 2017-03: Accounting Changes and Error Corrections (Topic 250) and Investments—Equity Method and Joint Ventures (Topic 323). The amendments in this update add and amend SEC paragraphs pursuant to the SEC Staff Announcements at the September 22, 2016 and November 17, 2016 Emerging Issues Task Force (EITF) meetings. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in January 2017, the FASB issued ASU 2017-01: Business Combinations (Topic 805), Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

as acquisitions (or disposals) of assets or businesses. The amendments in this update affect all reporting entities that must determine whether they have acquired or sold a business. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017, including interim periods within those periods. The Company intends to comply with the effective date of this update and does not anticipate an impact to the consolidated financial statements at this time.
In December 2016, the FASB issued ASU 2016-20; Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. The amendments in this update cover a variety of Topics in the Codification related to the new revenue recognition standard (Accounting Standards Update No. 2014-09). The amendments in this update represent changes to make minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The Company does not anticipate a material impact to the consolidated financial statements.
Also in December 2016, the FASB issued ASU 2016-19: Technical Corrections and Improvements. The amendments in this update cover a wide range of Topics in the Codification. The amendments in this update represent changes to make corrections or improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The Company does not anticipate a material impact to the consolidated financial statements.
In November 2016, the FASB issued ASU 2016-18: Statement of Cash Flows (Topic 230): Restricted Cash, a consensus of the FASB Emerging Task Force. Stakeholders indicated that diversity exists in the classification and presentation of changes in restricted cash on the statement of cash flows under Topic 230. Statement of Cash Flows. This update addresses that diversity. The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should he included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this update apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The Company evaluated the amendments of this update and does not anticipate an impact to the consolidated financial statements.
In August 2016, the FASB issued ASU 2016-15: Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. Stakeholders indicated that there is diversity in practice in how certain cash receipts and cash payments arc presented and classified in the statement of cash flows under Topic 230, Statement of Cash Flows, and other Topics. This update addresses the following eight cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from foe settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. The amendments in this update apply to all entities, including both business entities and not-for-profit entities that are required to present a statement of cash flows under Topic 230. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In June 2016, the FASB issued ASU 2016-13: Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. Topic 326 amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

amortized cost basis, Topic 326 eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. For available for sale debt securities, credit losses should be measured in a manner similar to current GAAP, however Topic 326 will require that credit losses be presented as an allowance rather than as a write-down. This update affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amendments in this update are effective for fiscal years beginning after December 15, 2019. The Company is in the process of evaluating the impact of this guidance but expects that the impact will likely be material to the consolidated financial statements.
In May 2016, the FASB issued ASU 2016-12: Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients. The amendments in this update address narrow-scope improvements to the guidance on collectability, noncash consideration, and completed contracts at transition. Additionally, the amendments in this update provide a practical expedient for contract modifications at transition and an accounting policy election related to the presentation of sales taxes and other similar taxes collected from customers. The amendments in this update affect the guidance in Accounting Standards Update No, 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In April 2016, the FASB issued ASU 2016-10: Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments in this update clarify the following two aspects of Topic 606: (a) identifying performance obligations; and (b) the licensing implementation guidance. The amendments do not change the core principle of the guidance in Topic 606. The effective date and transition requirements for the amendments in this update are the same as the effective date and transition requirements in Topic 606. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In March 2016, the FASB issued ASU 2016-09: Compensation —Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The Board is issuing this update as part of its initiative to reduce complexity in accounting standards. The areas for simplification in this update involve several aspects of the accounting for employee share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. Some of the areas for simplification apply only to nonpublic entities. In addition, the amendments in this update eliminate the guidance in Topic 718 that was indefinitely deferred shortly after the issuance of FASB Statement No, 123 (revised 2004), Share-Based Payment. For public business entities, the amendments in this update are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-08: Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). The amendments in this update clarify the implementation guidance included in Topic 606 on principal versus agent considerations. The effective date and transition requirements for the amendments in this update are the same as the effective date and transition requirements in Topic 606. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-07: Investments — Equity Method and Joint Ventures (Topic 323). To simplify the accounting for equity method investments, the amendments in this update eliminate the requirement in Topic 323 that an entity retroactively adopt the equity method of accounting if an investment qualifies for use of the equity method as a result of an increase in the level of ownership or degree of influence. The amendments require that the equity method investor add the cost of

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

acquiring the additional interest in the investee to the current basis of the investor’s previously held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-05: Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The term novation refers to replacing one counterparty to a derivative instrument with a new counterparty. That change occurs for a variety of reasons, including financial institution mergers, intercompany transactions, an entity exiting a particular derivatives business or relationship, an entity managing against internal credit limits, or in response to laws or regulatory requirements. The amendments in this update clarify that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument under Topic 815, does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met. For public business entities, the amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-04: Liabilities — Extinguishments of Liabilities (Subtopic 405-20): Recognition of Breakage for Certain Prepaid Stored-Value Products. When an entity sells a prepaid stored-value product (such as gift cards, telecommunication cards, and traveler’s checks), it recognizes a financial liability for its obligation to provide the product holder with the ability to purchase goods or services at a third-party merchant. When a prepaid stored-value product goes unused wholly or partially for an indefinite time period, the amount that remains on the product is referred to as breakage. There currently is diversity in the methodology used to recognize breakage. Subtopic 405-20 includes de-recognition guidance for both financial liabilities and nonfinancial liabilities, and Topic 606. Revenue from Contracts with Customers, includes authoritative breakage guidance but excludes financial liabilities. The amendments in this update provide a narrow scope exception to the guidance in Subtopic 405-20 to require that breakage be accounted for consistent with the breakage guidance in Topic 606, The amendments in this update are effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Earlier application is permitted, including adoption in an interim period. The Company does not anticipate a material impact to the consolidated financial statements at this time.
(8) Fair Value of Financial Instruments
ASC Topic 820-10 defines fair value, establishes a framework for measuring fair value in U.S. generally accepted accounting principles, and expands disclosure requirements for fair value measurements. ASC Topic 820 does not require any new fair value measurements. The adoption of ASC Topic 820-10 did not have a material impact on the consolidated financial statements.
ASC Topic 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as described below:
•	Level 1	Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities.
•	Level 2	Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly. Level 2 inputs include quoted prices for similar assets, quoted prices in markets that are not considered to be active, and observable inputs other than quoted prices such as interest rates.
•	Level 3	Level 3 inputs are unobservable inputs.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

Assets and liabilities measured at fair value on a recurring basis are summarized below (dollars in thousands):
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
December 31, 2017 Available-for-sale securities	$—	$2,066	$—
March 31, 2017 Available-for-sale securities	$—	$2,595	$—

Assets and Liabilities on a Non-Recurring Basis
Assets and liabilities measured at fair value on a non-recurring basis at December 31, 2017 and March 31, 2017 are as follows (dollars in thousands):
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
December 31, 2017
Impaired loans	$—	$—	$3,927
Real estate owned	—	—	1,311
Total	$—	$—	$5,238
March 31, 2017
Impaired loans	$—	$—	$4,883
Real estate owned	—	—	1,271
Total	$—	$—	$6,154

The fair value of impaired loans and real estate owned is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach.
A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input significant to the fair value measurement.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

As required by ASC Topic 825-10-65, the estimated fair value of financial instruments at December 31, 2017 and March 31, 2017 was as follows:
	December 31, 2017
	Carrying Amount	Level 1	Level 2	Level 3
(Dollars in Thousands)
Financial Assets:
Cash and cash equivalents	$11,736	$11,736	$—	$—
Investment securities-available for sale	2,066	—	2,066	—
Investment securities-held to maturity	21,282	—	20,656	—
Loans – net	83,702	—	—	85,243
FHLB stock	102	102	—	—
Accrued interest receivable	379	379	—	—
Bank – owned life insurance	179	179	—	—
Real estate owned	1,311	—	—	1,311
Total financial assets	$120,757	$12,396	$22,722	$86,554
Financial Liabilities:
Deposits-non-interest bearing	$12,365	$12,365	$—	$—
Deposits-interest bearing	101,224		99,530	—
Advance payments by borrowers for taxes and insurance	446	446	—	—
Accrued interest payable	2	2	—	—
Total financial liabilities	$114,037	$12,813	$99,530	$—

	March 31, 2017
	Carrying Amount	Level 1	Level 2	Level 3
(Dollars in Thousands)
Financial Assets:
Cash and cash equivalents	$6,999	$6,999	$—	$—
Investment securities-available for sale	2,589	—	2,595	—
Investment securities-held to maturity	22,623	—	21,798	—
Loans receivable, – net	84,414	—	—	83,833
FHLB stock	124	124	—	—
Accrued interest receivable	378	378	—	—
Bank-owned life insurance	179	179	—	—
Real estate owned	1,271	—	—	1,271
Total financial assets	$118,577	$7,680	$24,393	$85,104
Financial Liabilities:
Deposits-non-interest bearing	$11,704	$11,704	$—	$—
Deposits-interest bearing	100,377	—	99,183	—

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

	March 31, 2017
	Carrying Amount	Level 1	Level 2	Level 3
Advance payments by borrowers for taxes and insurance	500	500	—	—
Accrued interest payable	6	6	—	—
Total financial liabilities	$112,587	$12,210	$99,183	$—

Off-balance sheet instruments
Off-balance sheet instruments are primarily comprised of loan commitments and unfunded lines of credit which are generally priced at market rate at the time of funding. Therefore, these instruments have nominal value prior to funding.
	December 31, 2017		March 31, 2017
	Contract Value	Estimated Fair Value	Contract Value	Estimated Fair Value
Off-balance sheet instruments
Commitments to extend credit	$7,061	$—	$6,620	$—

(9)   Loans
The Bank monitors and assesses the credit risk of its loan portfolio using the classes set forth below. These classes also represent the segments by which the Bank monitors the performance of its loan portfolio and estimates its allowance for loan losses.
Residential real estate loans consist of loans secured by one to four family residences located in the Bank’s market area. The Bank has originated one to four family residential mortgage loans in amounts up to 80% of the lesser of the appraised value or selling price of the mortgaged property without requiring mortgage insurance. A mortgage loan originated by the Bank, for owner occupied property, whether fixed rate or adjustable rate, can have a term of up to 30 years. Non-owner occupied property, whether fixed rate or adjustable rate, can have a term of up to 30 years. Adjustable rate loan terms limit the periodic interest rate adjustment and the minimum and maximum rates that may be charged over the term of the loan based on the type of loan.
Commercial real estate loans are generally originated in amounts up to the lower of 80% of the appraised value or cost of the property and are secured by improved property such as multi-family dwelling units, office buildings, retail stores, warehouses, church buildings and other non-residential buildings, most of which are located in the Bank’s market area. Commercial real estate loans are generally made with fixed interest rates which mature or re-price in 5 to 7 years with principal amortization of up to 25 years.
Commercial loans include short and long-term business loans and commercial lines of credit for the purposes of providing working capital, supporting accounts receivable, purchasing inventory and acquiring fixed assets. The loans generally are secured by these types of assets as collateral and/or by personal guarantees provided by principals of the borrowers.
Construction loans will be made only if there is a permanent mortgage commitment in place. Interest rates on commercial construction loans are typically in line with normal commercial mortgage loan rates, while interest rates on residential construction loans are slightly higher than normal residential mortgage loan rates. These loans usually are adjustable rate loans and generally have terms of up to one year.
Consumer loans include installment loans and home equity loans, secured by first or second mortgages on homes owned or being purchased by the loan applicant. Home equity term loans and credit lines are credit accommodations secured by either a first or second mortgage on the borrower’s residential property.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

Interest rates charged on home equity term loans are generally fixed; interest on credit lines is usually a floating rate related to the prime rate. The Bank generally requires a loan to value ratio of less than or equal to 80% of the appraised value, including any outstanding prior mortgage balance.
Loans at December 31, 2017 and March 31, 2017 are summarized as follows (dollars in thousands):
	December 31, 2017	March 31, 2017
Residential (one-to four-family) real estate	$60,450	$61,419
Multi-family and commercial real estate	12,679	12,071
Commercial	2,854	1,858
Home equity	8,083	8,812
Consumer	645	637
Construction	51	680
Total loans	84,762	85,477
Net deferred loan origination fees	(54)	(62)
Allowance for loan losses	(1,006)	(1,001)
Loans, net	$83,702	$84,414

The Bank is subject to a loans-to-one-borrower limitation of 15% of capital funds. At December 31, 2017, the loans-to-one-borrower limitation was $1.9 million; this excluded an additional 10% of adjusted capital funds or approximately $1.3 million, which may be loaned if collateralized by readily marketable securities. At December 31, 2017, there were no loans outstanding or committed to any one borrower, which individually or in the aggregate exceeded the Bank’s loans to-one-borrower limitations of 15% of capital funds.
A summary of the Bank’s credit quality indicators is as follows:
Pass — A credit which is assigned a rating of Pass shall exhibit some or all of the following characteristics:
a.
Loans that present an acceptable degree of risk associated with the financing being considered as measured against earnings and balance sheet trends, industry averages, etc. Actual and projected indicators and market conditions provide satisfactory evidence that the credit will perform as agreed.

b.
Loans to borrowers that display acceptable financial conditions and operating results. Debt service capacity is demonstrated and future prospects are considered good.

c.
Loans to borrowers where a comfort level is achieved by the strength of the cash flows from the business or project and the strength and quantity of the collateral or security position (i.e.; receivables, inventory and other readily marketable securities) as supported by a current valuation and/or the strong capabilities of a guarantor.

Special Mention — Loans on which the credit risk requires more than ordinary attention by the Loan Officer. This may be the result of some erosion in the borrower’s financial condition, the economics of the industry, the capability of management, or changes in the original transaction. Loans which are currently sound yet exhibit potentially unacceptable credit risk or deteriorating long term prospects, will receive this classification. Loans which deviate from loan policy or regulations will not generally be classified in this category, but will be separately reported as an area of concern.
Classified — Classified loans include those considered by the Bank to be substandard, doubtful or loss. An asset is considered “substandard” if it involves more than an acceptable level of risk due to a deteriorating financial condition, unfavorable history of the borrower, inadequate payment capacity,

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

insufficient security or other negative factors within the industry, market or management. Substandard loans have clearly defined weaknesses which can jeopardize the timely payment of the loan.
Assets classified as “doubtful” exhibit all of the weaknesses defined under the substandard category but with enough risk to present a high probability of some principal loss on the loan, although not yet fully ascertainable in amount.
Assets classified as “loss” are those considered uncollectible or of little value, even though a collection effort may continue after the classification and potential charge-off.
Non-Performing Loans
Non-performing loans consist of non-accrual loans (loans on which the accrual of interest has ceased), loans over ninety days delinquent and still accruing interest, renegotiated loans and impaired loans. Loans are generally placed on non-accrual status if, in the opinion of management, collection is doubtful, or when principal or interest is past due 90 days or more, unless the collateral is considered sufficient to cover principal and interest and the loan is in the process of collection.
The Bank continues to work with its borrowers where possible and is pursuing legal action where the ability to work with the borrower does not exist. As of December 31, 2016, the Bank has entered into formal forbearance agreements with six relationships totaling $871 thousand that require current payments while the borrowers restructure their finances.
The following table represents loans by credit quality indicator at December 31, 2017 (dollars in thousands):
	Pass	Special Mention Loans	Classified Loans	Non- Performing Loans	Total
Residential real estate	$58,132	$—	$—	$2,318	$60,450
Multi-family and commercial real estate	11,313	—	163	1,203	12,679
Commercial	2,650	—	88	116	2,854
Home equity	7,858	—	—	225	8,083
Consumer	631	—	—	14	645
Construction	—	—	—	51	51
	$80,584	$—	$251	$3,927	$84,762

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

The following table represents past-due loans as of December 31, 2017 (dollars in thousands):
	30 – 59 Days Past Due	60 – 89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loan Balances
Residential real estate	$278	$364	$1,635	$2,277	$58,173	$60,450
Multi-family and commercial real estate	950	163	547	1,660	11,019	12,679
Commercial	—	—	116	116	2,738	2,854
Home Equity	64	—	—	64	8,019	8,083
Consumer	28	—	14	42	603	645
Construction	—	—	—	—	51	51
Total Loans	$1,320	$527	$2,312	$4,159	$80,603	$84,762
Percentage of Total Loans	1.56%	0.62%	2.73%	4.91%	95.09%	100.00%
Impaired loans are measured based on the present value of expected future discounted cash flows, the fair value of the loan or the fair value of the underlying collateral if the loan is collateral dependent. The recognition of interest income on impaired loans is the same for non-accrual loans discussed above. At December 31, 2017, the Bank had 16 loan relationships totaling $2.3 million in non-accrual loans as compared to 17 relationships totaling $3.2 million at March 31, 2017. The average balance of impaired loans totaled $4.2 million for the nine months ended December 31, 2017 as compared to $5.1 million for the year ended March 31, 2017, and interest income recorded on impaired loans for the nine months ended December 31, 2017 totaled $102 thousand as compared to $173 thousand for the year ended March 31, 2017.
The following table represents data on impaired loans at December 31, 2017 and March 31, 2017 (dollars in thousands):
	December 31, 2017	March 31, 2017
Impaired loans for which a valuation allowance has been provided	$—	$—
Impaired loans for which no valuation allowance has been provided	3,927	4,883
Total loans determined to be impaired	3,927	4,883
Allowance for loans losses related to impaired loans	—	—
Average recorded investment in impaired loans	4,296	5,225
Cash basis interest income recognized on impaired loans	102	173

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

The following table presents impaired loans by portfolio class at December 31, 2017 (dollars in thousands):
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Recorded Investment	Interest Income Recognized While On Impaired Status
Impaired loans with no valuation allowance:
Residential real estate	$2,039	$1,979	$—	$2,182	$39
Multi-family and commercial real estate	1,554	1,542	—	1,662	37
Commercial	116	116	—	135	11
Home equity	225	225	—	259	13
Consumer	14	14	—	2	—
Construction	56	51	—	56	2
Total	$4,004	$3,927	$—	$4,296	$102

The following table presents impaired loans by portfolio class at March 31, 2017 (dollars in thousands):
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Recorded Investment	Interest Income Recognized While On Impaired Statues
Impaired loans with no valuation allowance:
Residential real estate	$2,289	$2,239	$—	$2,711	$60
Multi-family and commercial real estate	2,162	2,141	—	2,060	94
Commercial	171	171	—	153	9
Home equity	283	279	—	242	7
Consumer	—	—	—	1	—
Construction	58	53	—	58	3
Subtotal	$4,963	$4,883	$—	$5,225	$173

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

The following table represents nonaccrual loans as of December 31, 2017 and March 31, 2017 (dollars in thousands):
	December 31, 2017	March 31, 2017
Non-accrual loans:
Residential real estate	$1,308	$1,180
Multi-family and commercial real estate	547	506
Commercial	116	172
Consumer	14	—
Home Equity	—	53
Construction	—	—
Total non-accrual loans	1,985	1,911
Accruing loans past due 90 days or more:
Residential real estate	$—	$—
Multi-family and commercial real estate	—	—
Commercial	—	—
Consumer	—	—
Home Equity	—	—
Construction	—	—
Total accruing loans past due 90 days or more	—	—
Troubled Debt Restructurings:
In non-accrual status:
Residential real estate	$327	$740
Multi-family and commercial real estate	—	425
Commercial	—	—
Consumer	—	—
Home Equity	—	131
Construction	—	—
Total troubled debt restructurings in non-accrual status	327	1,296
Performing under modified terms:
Residential real estate	683	693
Multi-family and commercial real estate	656	240
Commercial	—	—
Consumer	—	—
Home Equity	225	95
Construction	51	52
Total troubled debt restructurings performing under modified terms:	1,615	1,080
Total troubled debt restructurings	1,942	2,376
Total non-performing loans	3,927	4,287
Real estate owned	1,311	1,271
Total non-performing assets	5,238	5,558
Non-performing loans as a percentage of loans	4.63%	5.02%
Non-performing assets as a percentage of loans and real estate owned	6.09%	6.41%
Non-performing assets as percentage of total assets	4.09%	4.38%

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

During the nine months ended December 31, 2017, the Bank experienced an $895 thousand net decrease in non-accrual loans. This change reflects the return to accruing status of two commercial loan relationships consisting of three loans totaling $479 thousand, one residential loan of  $222 thousand and two home equity loans for $184 thousand, the sale of one commercial loan in the amount of  $253 thousand that was non-accrual, one residential mortgage totaling $410 thousand that was transferred to real estate owned and one commercial loan that was partially charged off by $35 thousand and principal repayments on other non-accrual loans of  $9 thousand. These adjustments were offset by the downgrading of six loans to non-accrual status totaling $697 thousand during the nine months ended December 31, 2017. The downgraded loans consisted of three residential mortgages totaling $385 thousand, two commercial real estate loans totaling $298 thousand and one consumer loan for $14 thousand.
The following table presents troubled debt restructurings that occurred during the periods ended December 31, 2017 and March 31, 2017 and loans modified as troubled debt restructurings within the previous 9 and 12 month periods and for which there was a payment default during the period.
	December 31, 2017			March 31, 2017
		Outstanding Recorded Investment			Outstanding Recorded Investment
	Number of Contracts	Pre- Modification	Post- Modification	Number of Contracts	Pre- Modification	Post- Modification
Troubled debt restructurings:
Residential real estate	—	—	—	1	$77	$96
	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment
Troubled debt restructurings that subsequently defaulted:
Residential real estate	—	$—	—	$—
The following table presents the changes in real estate owned (REO), net of valuation allowance, for the periods ended December 31, 2017 and March 31, 2017:
	December 31, 2017	March 31, 2017
Balance, beginning of period	$1,271	$1,763
Additions from loan foreclosures	410	500
Additions from capitalized costs	—	26
Dispositions of REO	(349)	(922)
Gain (loss) on sale of REO	23	(34)
Valuation adjustments in the period	(44)	(62)
Balance, end of period	$1,311	$1,271

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

The following table presents the changes in fair value adjustments to REO for the periods ended December 31, 2017 and March 31, 2017:
	December 31, 2017	March 31, 2017
Balance, beginning of period	$104	$227
Valuation adjustments added in the period	80	62
Valuation adjustments on disposed properties during the period	(36)	(185)
Balance, end of period	$148	$104

The following table sets forth with respect to the Bank’s allowance for losses on loans (dollars in thousands):
	December 31, 2017	March 31, 2017
Balance at beginning of period	$1,001	$1,099
Provision:
Commercial	—	(45)
Commercial real estate	(7)	(61)
Residential real estate	(70)	98
Home Equity	(32)	29
Consumer	(1)	(45)
Construction	—	2
Total provision	(110)	(22)
Charge-offs:
Commercial	—	—
Commercial real estate	50	71
Residential real estate	—	102
Home equity	—	42
Consumer	—	—
Recoveries	(165)	$(139)
Total Net Charge-Offs	$(115)	$76
Balance at end of period	$1,006	$1,001
Period-end loans outstanding	$84,762	$85,477
Average loans outstanding	$85,324	84,426
Allowance as a percentage of period-end loans	1.19%	1.17%
Net charge-offs as a percentage of average loans	(0.13)%	0.09%

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

Additional details for changes in the allowance for loan by loan portfolio as of December 31, 2017 are as follows (dollars in thousands):
Allowance for Loan Losses
	Commercial	Commercial Real Estate	Residential Real Estate	Home Equity	Consumer	Construction	Total
Balance, beginning of year	$64	$274	$575	$74	$12	$2	$1,001
Loan charge-offs	—	(50)	—	—	—	—	(50)
Recoveries	2	47	73	35	8	—	165
Provision for loan losses	—	(7)	(70)	(32)	(1)	—	(110)
Balance, end of period	$66	$264	$578	$77	$19	$2	$1,006
Ending balance for loans individually evaluated for impairment	$186	$805	$2,084	$459	$—	$51	$3,585
Ending balance for loans collectively evaluated for impairment	2,668	$11,874	$58,366	$7,624	$645	$—	$81,177
Loans receivable:
Ending balance	$2,854	$12,679	$60,450	$8,083	$645	$51	$84,762
Ending balance: loans individually evaluated for impairment	$186	$805	$2,084	$459	$—	$51	$3,585
Ending balance: loans collectively evaluated for impairment	$2,668	$11,874	$58,366	$7,624	$645	$—	$81,177
The Bank prepares an allowance for loan loss model on a quarterly basis to determine the adequacy of the allowance. Management considers a variety of factors when establishing the allowance, such as the impact of current economic conditions, diversification of the loan portfolio, delinquency statistics, results of independent loan review and related classifications. The Bank’s historic loss rates and the loss rates of peer financial institutions are also considered.
On a monthly basis, the loan committee meets to review each problem loan and determine if there has been any change in collateral value due to changes in market conditions. Each quarter, when calculating the allowance for loan loss, the loan committee reviews an updated loan impairment analysis on each problem loan to determine if a specific provision for loan loss is warranted. Management reviews the most recent appraisal on each loan adjusted for holding and selling costs. In the event there is not a recent appraisal on file, the Bank will use the aged appraisal and apply a discount factor to the appraisal and then adjust the holding and selling costs from the discounted appraisal value.
In evaluating the Bank’s allowance for loan loss, the Bank maintains a loan committee consisting of senior management and the Board of Directors that monitors problem loans and formulates collection efforts and resolution plans for each borrower.
For the nine months ending December 31, 2017, the Bank experienced one partial charge-off related to one relationship totaling $50 thousand as compared to one charge-off relating to one loan relationships totaling $40 thousand and partial charge-offs relating to three loan relationships totaling $175 thousand for the year ended March 31, 2017
At December 31, 2017, the Bank maintained an allowance for loan loss ratio of 1.19% to loans outstanding. Non-performing assets decreased by $320 thousand over their stated levels at March 31, 2017, representing a non-performing asset to total asset ratio of 4.09% at December 31, 2017 as compared to a non-performing asset to total asset ratio of 4.38% at March 31, 2017.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

The Bank’s charge-off policy states that any asset classified loss shall be charged-off within thirty days of such classification unless the asset has already been eliminated from the books by collection or other appropriate entry. On a quarterly basis, the loan committee will review past due, classified, non-performing and other loans, as it deems appropriate, to determine the collectability of such loans. If the loan committee determines a loan to be uncollectable, the loan shall be charged to the allowance for loan loss. In addition, upon reviewing the collectability, the loan committee may determine a portion of the loan to be uncollectable; in which case that portion of the loan deemed uncollectable will be partially charged-off against the allowance for loan loss.
(10)   Investment Securities
Investment securities have been classified according to management’s intent. The amortized cost of securities and their approximate fair values as of December 31, 2017 and March 31, 2017 are as follows:
	Held-to-Maturity December 31, 2017
(Dollars in Thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$19,918	$—	$(655)	$19,263
Municipal Bond	810	—	(3)	807
Mortgage-Backed Securities	554	32	—	586
Total	$21,282	$32	$(658)	$20,656

	Held-to-Maturity March 31, 2017
(Dollars in Thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$20,418	$—	$(865)	$19,553
Municipal Bond	1,536	—	(3)	1,533
Mortgage-backed securities:	669	58	(15)	712
Total	$22,623	$58	$(883)	$21,798

	Available for Sale December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Certificate of deposit	$2,000	$2	$(2)	$2,000
Mutual Fund Shares	66	—	—	66
	$2,066	$2	$(2)	$2,066

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

	Available-for-Sale March 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$500	$—	$—	$500
Certificates of Deposit	2,000	8	—	2,008
Mutual Fund Shares	89	—	(2)	87
Total	$2,589	$8	$(2)	$2,595

The following is a summary of maturities of securities held-to-maturity and available-for-sale as of December 31, 2017 and March 31, 2017:
	December 31, 2017
	Held to Maturity		Available for Sale
(Dollars in Thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amounts maturing in:
One year or less	$810	$807	$—	$—
After one year through five years	686	678	2,000	2,000
After five years through ten years	9,346	9,073	—	—
After ten years	10,440	10,098	—	—
Equity securities			66	66
	$21,282	$20,656	$2,066	$2,066

	March 31, 2017
	Held to Maturity		Available for Sale
(Dollars in Thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amounts maturing in:
One year or less	$1,536	$1,534	$—	$—
After one year through five years	500	497	—	—
After five years through ten years	8,573	8,292	2,000	2,008
After ten years	12,014	11,475	500	500
Equity securities	—	—	89	87
	$22,623	$21,798	$2,589	$2,595

The amortized cost and fair value of mortgage-backed securities are presented in the held-to-maturity category by contractual maturity in the preceding table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations without call or prepayment penalties.

DELANCO BANCORP, INC. AND SUBSIDIARY

Notes to the Unaudited Consolidated Financial Statements – (Continued)
December 31, 2017

Information pertaining to securities with gross unrealized losses at December 31, 2017 and March 31, 2017, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:
	Continuous Unrealized Losses Existing For Less Than 12 Months		Continuous Unrealized Losses Existing For 12 Months or Greater		Total
December 31, 2017	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government Agency Bonds	$1,981	$(19)	$17,281	$(636)	$19,262	$(655)
Certificates of deposit	998	(2)			998	(2)
Municipal Bonds	807	(3)			807	(3)
Total	$3,786	$(24)	$17,281	$(636)	$21,067	$(660)

	Continuous Unrealized Losses Existing For Less Than 12 Months		Continuous Unrealized Losses Existing For 12 Months or Greater		Total
March 31, 2017	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S Government Agency Bonds	$19,553	$(864)	$—	$—	$19,553	$(864)
Certificates of deposit	249	(1)	—	—	249	(1)
Municipal Bonds	1,536	(3)	—	—	1,536	(3)
Mutual fund shares	—	—	87	(2)	87	(2)
Mortgage-Backed Securities:	—	—	216	(15)	216	(15)
Total	$21,338	$(868)	$303	$(17)	$21,641	$(885)

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.
At December 31, 2017, the 41 debt securities with unrealized losses have depreciated 3.10% from the Bank’s amortized cost basis. These unrealized losses relate principally to current interest rates for similar types of securities. In analyzing an issuer’s financial condition, management considers whether the securities are issued by the federal government, its agencies, or other governments, whether downgrades by bond rating agencies have occurred, and the results of reviews of the issuer’s financial condition. As management has the ability to hold debt securities until maturity, or for the foreseeable future if classified as available-for-sale, no declines are deemed to be other-than-temporary.
(11)   Agreement and Plan of Reorganization
On October 18, 2017, the Company and First Bank entered into an Agreement and Plan of Reorganization which provides for the acquisition of the Company by First Bank (the “Merger”) pursuant to the merger of the Company with and into a to-be-formed subsidiary of First Bank (“Merger Sub”) with Merger Sub as the surviving corporation. Simultaneously upon the completion of the Merger, the Bank will merge with and into First Bank. At the effective time of the Merger, the outstanding shares of capital stock of the Company will be converted into the right to receive 1.11 shares of First Bank common stock. The transaction is expected to close in the first quarter of 2018, subject to the satisfaction of customary closing conditions, including the receipt of all required regulatory approvals and the approval of the Company’s shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
Delanco Bancorp, Inc.
615 Burlington Avenue
Delanco, New Jersey 08075
We have audited the accompanying consolidated statements of financial condition of Delanco Bancorp, Inc. and Subsidiary (the Company) as of March 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Delanco Bancorp, Inc. and Subsidiary as of March 31, 2017 and 2016, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Connolly, Grady & Cha, P.C.
Certified Public Accountants
Philadelphia, Pennsylvania
June 29, 2017

Delanco Bancorp, Inc. and Subsidiary

Consolidated Statements of Financial Condition
	March 31,
	2017	2016
Assets
Cash and amount due from depository institutions	$511,355	$585,364
Interest-bearing deposits with depository institutions	6,487,188	11,542,024
Total cash and cash equivalents	6,998,543	12,127,388
Investment securities
Investment securities available-for-sale (amortized cost of $2,588,817 and $2,121,777 at March 31, 2017 and 2016, respectively)	2,594,888	2,150,093
Investment and mortgage backed securities held-to-maturity (fair value of $21,797,695 and $21,706,150 at March 31, 2017 and 2016, respectively)	22,622,835	21,584,538
Total investment securities	25,217,723	23,734,631
Loans, net of allowance for loan losses of $1,001,449 and $1,099,232 at March 31, 2017 and 2016, respectively	84,414,361	82,197,809
Accrued interest receivable	378,243	369,138
Real estate owned	1,271,302	1,763,628
Federal Home Loan Bank stock, at cost	124,300	253,800
Premises and equipment, net	6,047,703	6,290,047
Deferred income taxes, net	1,981,950	2,066,535
Bank-owned life insurance	178,514	174,252
Other assets	374,714	437,797
Total Assets	$126,987,353	$129,415,025
Liabilities and Stockholders’ Equity
Liabilities
Deposits
Non-interest bearing	$11,703,567	$12,054,146
Interest-bearing	100,377,179	99,810,501
Total deposits	112,080,746	111,864,647
Advances from Federal Home Loan Bank		3,000,000
Accrued interest payable	6,273	5,830
Advance payments by borrowers for taxes and insurance	500,485	433,034
Other liabilities	908,005	815,802
Total liabilities	113,495,509	116,119,313
Commitments and Contingencies (Note 21)
Stockholders’ Equity
Preferred stock, $.01 par value, 5,000,000 shares authorized at March 31, 2017 and 2016: None issued
Common stock, $.01 par value, 20,000,000 shares authorized: 945,425 shares issued and outstanding at March 31, 2017 and 2016	$9,454	$9,454
Additional paid-in capital	10,029,506	9,988,509
Retained earnings, substantially restricted	4,036,465	3,918,476
Unearned common stock held by employee stock ownership plan	(455,514)	(501,065)
Accumulated other comprehensive (loss)	(128,067)	(119,662)
Total stockholders’ equity	13,491,844	13,295,712
Total Liabilities and Stockholders’ Equity	$126,987,353	$129,415,025

See accompanying notes to consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Consolidated Statements of Operations
	Years Ended March 31,
	2017	2016
Interest Income
Loans, including fees	$3,519,928	$3,600,437
Investment securities	585,849	660,372
Interest-bearing deposits	38,154	9,314
Total interest income	4,143,931	4,270,123
Interest Expense
Interest-bearing checking accounts	43,053	39,947
Passbook and money market accounts	119,723	107,676
Certificates of deposits	357,295	396,524
Advances from Federal Home Loan Bank	5,148	25,606
Total interest expense	525,219	569,753
Net interest income	3,618,712	3,700,370
(Recapture) of loan losses	(22,000)	(70,700)
Net interest income after (recapture) of loan losses	3,640,712	3,771,070
Non-Interest Income
Service charges	123,438	124,697
Increase in cash surrender value of bank-owned life insurance	4,262	5,000
Rental income	10,932	19,488
Other	15,641	15,416
Total non-interest income	154,273	164,601
Non-Interest Expense
Salaries and employee benefits	1,611,324	1,659,019
Advertising	19,186	23,988
Office supplies, telephone and postage	104,369	110,250
Loan expense	51,588	74,112
Occupancy expense	587,095	622,254
Federal insurance premiums	109,599	170,570
Real estate owned – impairment losses	62,100	246,879
Data processing expenses	248,185	237,737
ATM expenses	40,432	34,975
Bank charges and fees	86,683	85,603
Insurance and surety bond premium	86,007	87,582
Dues and subscriptions	41,695	45,655
Professional fees	271,019	285,465
Real estate owned expenses, net	97,086	176,740
Net loss on sale of real estate owned	33,578	3,519
Other	133,909	141,991
Total non-interest expense	3,583,855	4,006,339
Income (Loss) Before Income Tax Benefit	211,130	(70,668)
Income tax (benefit)	93,141	(52,598)
Net Income (Loss)	$117,989	$(18,070)
(Loss) per share
Basic	$0.13	$(0.02)
Diluted	$0.13	$(0.02)
Average shares outstanding
Basic	910,238	906,719
Diluted	915,550	906,719
See accompanying notes to consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Consolidated Statements of Comprehensive Income (Loss)
Years Ended March 31, 2017 and 2016
	March 31,
	2017	2016
Net income (loss)	$117,989	$(18,070)
Other comprehensive income (loss), net of tax:
Postretirement benefit plan adjustment, net of deferred taxes of $3,294 and $26,708 in 2017 and 2016, respectively	4,942	40,063
Unrealized gains available-for-sale:
Unrealized holding gains, net of deferred tax (benefits) of $(8,898) and $22,088 in 2017 and 2016, respectively	(13,347)	33,131
Other comprehensive income (loss)	(8,405)	73,194
Total Comprehensive Income	$109,584	$55,124

See accompanying notes to consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Consolidated Statements of Changes in Stockholders’ Equity
Years Ended March 31, 2017 and 2016
	Common Stock		Additional Paid-in Capital	Retained Earnings	Common Stock Held By ESOP	Accumulated Other Comprehensive Income (Loss)	Total Stockholders’ Equity
	Shares	Amount
BALANCES, MARCH 31, 2015	945,425	$9,454	$9,965,764	$3,936,546	$(546,617)	$(192,856)	$13,172,291
Net (loss)				(18,070)			(18,070)
Other comprehensive income, net of tax						73,194	73,194
3518.69 shares of common stock transferred to ESOP for services			(12,475)		45,552		33,077
Stock option expense			35,220				35,220
BALANCES, MARCH 31, 2016	945,425	$9,454	$9,988,509	$3,918,476	$(501,065)	$(119,662)	$13,295,712
Net income				117,989			117,989
Other comprehensive (loss), net of tax						(8,405)	(8,405)
3518.69 shares of common stock transferred to ESOP for services			(4,910)		45,551		40,641
Stock option expense			45,907				45,907
BALANCES, MARCH 31, 2017	945,425	$9,454	$10,029,506	$4,036,465	$(455,514)	$(128,067)	$13,491,844

See accompanying notes to consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Consolidated Statements of Cash Flows
	Years Ended March 31,
	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$117,989	$(18,070)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Compensation expense of ESOP	4,910	12,475
Deferred income tax	134,156	32,275
Depreciation	254,081	264,356
Amortization of premiums and accretion of discounts on securities, net	(31,185)	(1,087)
Income from bank owned life insurance	(4,262)	(5,000)
Real estate owned impairment losses	62,100	246,879
Loss on sale of real estate owned	33,578	3,519
(Recapture) of loan losses	(22,000)	(70,700)
Share based compensation expense	45,907	35,220
Changes in operating assets and liabilities (Increase) decrease in:
Accrued interest receivable	(9,105)	67,702
Other assets	63,083	(103,184)
Increase (decrease) in:
Accrued interest payable	443	67
Other liabilities	92,203	(60,419)
Net cash provided by operating activities	741,898	404,033
Cash Flows from Investing Activities
Purchases of securities available-for-sale	(1,000,000)	(1,500,000)
Principal repayments of securities available-for-sale	32,960	32,641
Proceeds from maturities of securities available-for-sale	500,000	500,000
Purchases of securities held-to-maturity	(24,101,250)	(12,473,250)
Proceeds from maturities and principal repayments of securities held-to-maturity	23,094,138	15,507,137
Proceeds from redemption of Federal Home Loan Bank stock	129,500	52,500
Principal collected on loans	10,374,242	11,825,655
Loans originated	(13,068,554)	(14,138,862)
Real estate owned improvements	(25,875)
Proceeds from sale of real estate owned	922,283	751,952
Purchases of premises and equipment	(11,737)	(64,072)
Net cash provided by (used in) investing activities	(3,154,293)	493,701
Cash Flows from Financing Activities
Net increase in deposits	216,099	1,666,528
Net increase in advance payments by borrowers for taxes and insurance	67,451	112,678
Advances from Federal Home Loan Bank		1,000,000
Payments on advances from Federal Home Loan Bank	(3,000,000)	(2,000,000)
Net cash provided by (used in) financing activities	(2,716,450)	779,206
Net Increase (Decrease) in Cash and Cash Equivalents	$(5,128,845)	$1,676,940
Cash and Cash Equivalents, Beginning of Year	12,127,388	10,450,448
Cash and Cash Equivalents, End of Year	$6,998,543	$12,127,388
Supplemental Disclosures of Cash Flow Information
Cash paid during the year for interest	$524,776	$569,686
Cash paid during the year for income taxes	$2,500	$2,500
Supplemental Disclosure of Noncash Items
Loans transferred to real estate owned	$499,760	$332,495

See accompanying notes to consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements
March 31, 2017 and 2016
1.   NATURE OF OPERATIONS
Delanco Bancorp, Inc. (the “Company”) is a federally-chartered subsidiary holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, Delanco Federal Savings Bank (the “Bank”), and its wholly-owned subsidiaries, Delanco Financial Services Corporation, an inactive subsidiary, DFSB Properties, LLC, and DFSB Properties II, LLC, real estate companies that hold other real estate acquired in foreclosure. The Bank provides a variety of financial services to individual and business customers located primarily in Southern New Jersey and Southeastern Pennsylvania. The Bank’s primary source of revenue is from single-family residential, commercial and multi-family real estate loans. The Bank is subject to regulation by the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation.
Subsequent Events
The Company has evaluated events and transactions occurring subsequent to March 31, 2017, for items that should potentially be recognized or disclosed in these consolidated financial statements. The evaluation was conducted through June 29, 2017, the date these consolidated financial statements were issued.
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation and Consolidation
The accounting and reporting policies of the Company conform with accounting principles and predominant practices within the banking industry. The consolidated financial statements of the Company include the accounts of Delanco Federal Savings Bank and its subsidiaries. Intercompany balances and transactions are eliminated in consolidation.
Use of Estimates in the Preparation of Consolidated Financial Statements
The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Material estimates and assumptions that are particularly susceptible to significant changes relate to the determination of the allowance for losses on loans, the fair value of financial instruments, the valuation of foreclosed real estate and the valuation of deferred tax assets. In connection with the determination of the estimated losses on loans and foreclosed real estate, management obtains independent appraisals for significant properties.
A majority of the Bank’s loan portfolio consists of single-family residential, commercial and multi-family real estate loans in Southern New Jersey and Southeastern Pennsylvania. Accordingly, the ultimate collectibility of a substantial portion of the Bank’s loan portfolio and the recovery of a substantial portion of the carrying amount of foreclosed real estate are susceptible to changes in local market conditions.
While management uses available information to recognize losses on loans and foreclosed real estate, further reductions in the carrying amounts of loans and foreclosed assets may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans and foreclosed real estate. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans and foreclosed real estate may change materially in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016
Investment and Mortgage-Backed Securities
Securities Held-to-Maturity:   Securities that management has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts that are recognized in interest income using methods approximating the interest method over the period to maturity. Mortgage-backed securities represent participating interests in pools of long-term first mortgage loans originated and serviced by issuers of the securities. Mortgage-backed securities are carried at unpaid principal balances, adjusted for unamortized premiums and unearned discounts. Premiums and discounts are amortized using methods approximating the interest method over the remaining period to contractual maturity, adjusted for anticipated prepayments.
Securities Available-for-Sale:   Available-for-sale securities consist of investment securities not classified as trading securities nor as held-to-maturity securities. Unrealized holding gains and losses, net of tax, on available-for-sale securities are included in other comprehensive income. Realized gains (losses) on available-for-sale securities are included in other income (expense) and, when applicable, are reported as a reclassification adjustment, net of tax, in other comprehensive income. Gains and losses on the sale of available-for-sale securities are determined using the specific-identification method. The amortization of premiums and the accretion of discounts are recognized in interest income using methods approximating the interest method over the period of maturity.
Declines in the fair value of individual held-to-maturity and available-for-sale securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses. In estimating other than temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.
Loans Receivable
The Bank grants mortgage, commercial, consumer and lines of credit loans to customers. A substantial portion of the loan portfolio is represented by mortgage, commercial and multi-family real estate loans in Southern New Jersey and Southeastern Pennsylvania. The ability of the Bank’s debtors to honor their contracts is dependent upon the real estate and general economic conditions in these areas.
Loans are stated at unpaid principal balances, less the allowance for loan losses and net deferred loan fees and unearned discounts.
Loan origination and commitment fees, as well as certain direct origination costs, are deferred and amortized as a yield adjustment over the lives of the related loans using the interest method. Amortization of deferred loan fees is discontinued when a loan is placed on nonaccrual status.
The recognition of income on a loan is discontinued and previously accrued interest is reversed, when interest or principal payments become ninety (90) days past due unless, in the opinion of management, the outstanding interest remains collectible. Past due status is determined based on contractual terms. Interest is subsequently recognized only as received until the loan is returned to accrual status. A loan is restored to accrual status when all interest and principal payments are current and the borrower has demonstrated to management the ability to make payments of principal and interest as scheduled. The Bank’s practice is to charge off any loan or portion of a loan when the loan is determined by management to be uncollectible due to the borrower’s failure to meet repayment terms, the borrower’s deteriorating or deteriorated financial condition, the depreciation of the underlying collateral, the loan’s classification as a loss by regulatory examiners, or for other reasons.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Allowance For Loan Losses
The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.
The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral, and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.
The allowance consists of specific, general, and unallocated components. The specific component relates to loans that are classified as doubtful, substandard, or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. An unallocated component is maintained to cover uncertainties that could affect management’s estimate of probable losses. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.
Loan Impairment
A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reason for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for commercial real estate loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.
Large groups of smaller balance homogeneous loans are collectively evaluated for impairment.
Troubled Debt Restructurings
In situations where, for economic or legal reasons related to a customer’s financial difficulties, the Bank grants a concession for other than an insignificant period of time to the customer that the Bank would not otherwise consider, the related loan is classified as a troubled debt restructuring (TDR). The Bank strives to identify customers in financial difficulty early and work with them to modify to more affordable terms before their loan reaches nonaccrual status. These modified terms may include rate reductions, principal forgiveness, payment forbearance and other actions intended to minimize the economic loss and to avoid foreclosure or repossession of the collateral. In cases where the Bank grants the customer new terms that provide for a reduction of either interest or principal, the Bank measures any impairment on the restructuring as previously noted for impaired loans.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Bank-Owned Life Insurance
The Bank owns a life insurance policy on the life of a retired member of the Board of Directors. The cash surrender value of the policy is recorded as an asset of the bank and changes in this value are reflected in non-interest income. Death benefit proceeds in excess of the policy’s cash surrender value will be recognized as income upon receipt. There are no policy loans offset against the cash surrender value or restrictions on the use of the proceeds.
Premises and Equipment
Land is carried at cost. Other premises and equipment are recorded at cost and are depreciated on the straight-line method. Charges for maintenance and repairs are expensed as incurred. Depreciation and amortization are provided over the estimated useful lives of the respective assets.
Real Estate Owned
Real estate owned is comprised of properties acquired through foreclosure proceedings or acceptance of a deed in lieu of foreclosure. Real estate owned is recorded at the lower of the carrying value of the loan or the fair value of the property, net of estimated selling costs. Costs relating to the development or improvement of the properties are capitalized while expenses related to the operation and maintenance of properties are recorded as an expense as incurred. Gains or losses upon dispositions are reflected in earnings as realized. The Company had $1,271,302 and $1,763,628 in real estate owned at March 31, 2017 and 2016, respectively. The Company recorded losses of  $33,578 and $3,519 on sale of real estate owned for the years ended March 31, 2017 and 2016, respectively.
Comprehensive Income
The Company presents in the consolidated statement of comprehensive income those amounts arising from transactions and other events which currently are excluded from the statements of operations and are recorded directly to stockholders’ equity. For the years ended March 31, 2017 and 2016, the only components of comprehensive income were net (loss), unrealized holding (loss) gains, net of income tax (benefit) expense, on available for sale securities and reclassifications related to realized gains on sale of securities recognized in earnings, net of tax and postretirement benefit plan adjustments, net of tax. Reclassifications are made to avoid double counting in comprehensive income items which are displayed as part of net income for the period.
Income Taxes
Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to tax net operating loss carryforwards and differences between the basis of available-for-sale securities, allowance for loan losses, estimated losses on real estate owned, accumulated depreciation, and accrued employee benefits for financial and income tax reporting.
The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when assets and liabilities are recovered or settled, as well as operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established against deferred tax assets when in the judgment of management, it is more likely than not that such deferred tax assets will not become available. Because the judgment about the level of future taxable income is dependent to a great extent on matters that may, at least in part be beyond the Company’s control, it is at least reasonably possible that management’s judgment about the need for a valuation allowance for deferred taxes could change in the near term.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Segment Information
Delanco Bancorp, Inc. has one reportable segment, “Community Banking”. All of the Company’s activities are interrelated, and each activity is dependent and assessed based on how each of the activities of the Company supports the others. For example, lending is dependent upon the ability of the Company to fund itself with deposits and borrowings while managing the interest rate and credit risk. Accordingly, all significant operating decisions are based upon analysis of the Bank as one segment or unit.
Presentation of Cash Flows
For purposes of reporting cash flows, cash and cash equivalents includes cash on hand, amounts due from banks (including cash items in process of clearing) and interest-bearing deposits in banks with an original maturity of 90 days or less.
Advertising Costs
Advertising costs are expensed as incurred. Advertising expenses totaled $19,186 and $23,988 for the years ended March 31, 2017 and 2016, respectively.
Employee Stock Ownership Plan (“ESOP”)
The Company maintains an employee stock ownership plan as (“ESOP”) for substantially all of its full-time employees. The ESOP purchased 64,081 shares of the Company’s common stock for an aggregate cost of approximately $640,810 in fiscal 2008. In October 2013, the Company completed a “second step” conversion and as a result, the original 64,081 shares purchased by the ESOP were converted to 36,596 shares of the new Bancorp. In addition, the ESOP purchased an additional 23,644 shares of the Company’s common stock in October 2013 for an aggregated cost of approximately $189,152. Shares of the Company’s common stock purchased by the ESOP are held in a suspense account until released for allocation to participants. Shares are allocated to each eligible participant based on the ratio of each such participant’s compensation, as defined in the ESOP, to the total compensation of all eligible plan participants. As the unearned shares are released from the suspense account, the Company recognizes compensation expense equal to the fair value of the ESOP shares during the periods in which they become committed to be released. To the extent that the fair value of the ESOP shares released differs from the cost of such shares, the difference is charged or credited to equity as additional paid-in capital. As of March 31, 2017, the Company had allocated a total of 25,053 shares from the suspense account to participants. For the years ended March 31, 2017 and 2016, the Company recognized $45,907 and $35,220, respectively in salaries and employee benefits expense related to the ESOP. At March 31, 2017, 60,240 shares were held in the ESOP.
Stock Based Compensation
The Company accounts for stock-based compensation issued to employees, and where appropriate, non-employees, at fair value. Under fair value provisions, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the appropriate vesting period using the straight-line method. The amount of stock-based compensation recognized at any date must at least equal the portion of the grant date fair value of the award that is vested at that date and as a result it may be necessary to recognize the expense using a ratable method. Determining the fair value of stock-based awards at the date of grant requires judgment, including estimating the expected term of the stock options and the expected volatility of the Company’s stock. In addition, judgment is required in estimating the amount of stock-based awards that are expected to be forfeited. If actual results differ significantly from these estimates or different key assumptions were used, it could have a material effect on the Company’s consolidated financial statements.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Federal Home Loan Bank Stock
FHLB Stock, which represents the required investment in the common stock of a correspondent bank, is carried at cost.
Earnings Per Share
Basic earnings per share is calculated on the basis of net income divided by the weighted average number of shares outstanding. Diluted earnings per share includes dilutive potential shares as computed under the treasury stock method using average common stock prices. Diluted earnings per share is calculated on the basis of the weighted average number of shares outstanding plus the weighted average number of additional dilutive shares.
3.   RECENT ACCOUNTING PRONOUNCEMENTS
Below is a discussion of recent accounting standards that have significant implications (elected or required) within the consolidated financial statements, or that management expects may have a significant impact on financial statements issued in the near future.
In March 2017, the FASB issued ASU 2017-08: Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. This Accounting Standards update amends guidance on the amortization period of premiums on certain purchased callable debt securities. Specifically, the amendments shorten the amortization period of premiums on certain purchased callable debt securities to the earliest call date. The amendments affect all entities that hold investments in callable debt securities that have an amortized cost basis in excess of the amount that is repayable by the issuer at the earliest call date. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company does not currently hold any callable debt securities with a premium. As a result, the Company does not anticipate an impact to the consolidated financial statements.
Also in March 2017, the FASB issued ASU 2017-07: Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Topic 715, Compensation—Retirement Benefits, requires an entity to present net periodic pension cost and net periodic postretirement benefit cost as a net amount that may be capitalized as part of an asset where appropriate, Users have communicated that the service cost component generally is analyzed differently from the other components of net periodic pension cost and net periodic postretirement benefit cost. To improve the consistency, transparency, and usefulness of financial information for users, the amendments in this update require that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The amendments in this update are effective for public business entities for annual periods beginning after December 15, 2017, including interim periods within those annual periods. The Company’s current-accounting treatment and presentation of net periodic pension cost and not periodic postretirement benefit cost is consistent with the provisions in ASU-2017. As a result, the Company does not anticipate an impact to the consolidated financial statements.
In January 2017, the FASB issued ASU 2017-03: Accounting Changes and Error Corrections (Topic 250) and Investments—Equity Method and Joint Ventures (Topic 323). The amendments in this update add and amend SEC paragraphs pursuant to the SEC Staff Announcements at the September 22, 2016 and November 17, 2016 Emerging Issues Task Force (EITF) meetings. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in January 2017, the FASB issued ASU 2017-01: Business Combinations (Topic 805), Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

as acquisitions (or disposals) of assets or businesses. The amendments in this update affect all reporting entities that must determine whether they have acquired or sold a business. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017, including interim periods within those periods. The Company intends to comply with the effective date of this update and does not anticipate an impact to the consolidated financial statements at this time.
In December 2016, the FASB issued ASU 2016-20; Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. The amendments in this update cover a variety of Topics in the Codification related to the new revenue recognition standard (Accounting Standards Update No. 2014-09). The amendments in this update represent changes to make minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The Company does not anticipate a material impact to the consolidated financial statements.
Also in December 2016, the FASB issued ASU 2016-19: Technical Corrections and Improvements. The amendments in this update cover a wide range of Topics in the Codification. The amendments in this update represent changes to make corrections or improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The Company does not anticipate a material impact to the consolidated financial statements.
In November 2016, the FASB issued ASU 2016-18: Statement of Cash Flows (Topic 230): Restricted Cash, a consensus of the FASB Emerging Task Force. Stakeholders indicated that diversity exists in the classification and presentation of changes in restricted cash on the statement of cash flows under Topic 230. Statement of Cash Flows. This update addresses that diversity. The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should he included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this update apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The Company evaluated the amendments of this update and does not anticipate an impact to the consolidated financial statements.
In August 2016, the FASB issued ASU 2016-15: Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. Stakeholders indicated that there is diversity in practice in how certain cash receipts and cash payments arc presented and classified in the statement of cash flows under Topic 230, Statement of Cash Flows, and other Topics. This update addresses the following eight cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from foe settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. The amendments in this update apply to all entities, including both business entities and not-for-profit entities that are required to present a statement of cash flows under Topic 230. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In June 2016, the FASB issued ASU 2016-13: Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. Topic 326 amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

amortized cost basis, Topic 326 eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. For available for sale debt securities, credit losses should be measured in a manner similar to current GAAP, however Topic 326 will require that credit losses be presented as an allowance rather than as a write-down. This update affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amendments in this update are effective for fiscal years beginning after December 15, 2019. The Company is in the process of evaluating the impact of this guidance but expects that the impact will likely be material to the consolidated financial statements.
In May 2016, the FASB issued ASU 2016-12: Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients. The amendments in this update address narrow-scope improvements to the guidance on collectability, noncash consideration, and completed contracts at transition. Additionally, the amendments in this update provide a practical expedient for contract modifications at transition and an accounting policy election related to the presentation of sales taxes and other similar taxes collected from customers. The amendments in this update affect the guidance in Accounting Standards Update No, 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In April 2016, the FASB issued ASU 2016-10: Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments in this update clarify the following two aspects of Topic 606: (a) identifying performance obligations; and (b) the licensing implementation guidance. The amendments do not change the core principle of the guidance in Topic 606. The effective date and transition requirements for the amendments in this update are the same as the effective date and transition requirements in Topic 606. The Company does not anticipate a material impact to the consolidated financial statements at this time.
In March 2016, the FASB issued ASU 2016-09: Compensation —Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The Board is issuing this update as part of its initiative to reduce complexity in accounting standards. The areas for simplification in this update involve several aspects of the accounting for employee share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. Some of the areas for simplification apply only to nonpublic entities. In addition, the amendments in this update eliminate the guidance in Topic 718 that was indefinitely deferred shortly after the issuance of FASB Statement No, 123 (revised 2004), Share-Based Payment. For public business entities, the amendments in this update are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-08: Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). The amendments in this update clarify the implementation guidance included in Topic 606 on principal versus agent considerations. The effective date and transition requirements for the amendments in this update are the same as the effective date and transition requirements in Topic 606. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-07: Investments — Equity Method and Joint Ventures (Topic 323). To simplify the accounting for equity method investments, the amendments in this update eliminate the requirement in Topic 323 that an entity retroactively adopt the equity method of accounting if an investment qualifies for use of the equity method as a result of an increase in the level of ownership or degree of influence. The amendments require that the equity method investor add the cost of

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

acquiring the additional interest in the investee to the current basis of the investor’s previously held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-05: Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The term novation refers to replacing one counterparty to a derivative instrument with a new counterparty. That change occurs for a variety of reasons, including financial institution mergers, intercompany transactions, an entity exiting a particular derivatives business or relationship, an entity managing against internal credit limits, or in response to laws or regulatory requirements. The amendments in this update clarify that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument under Topic 815, does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. For public business entities, the amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company does not anticipate a material impact to the consolidated financial statements at this time.
Also in March 2016, the FASB issued ASU 2016-04: Liabilities — Extinguishments of Liabilities (Subtopic 405-20): Recognition of Breakage for Certain Prepaid Stored-Value Products. When an entity sells a prepaid stored-value product (such as gift cards, telecommunication cards, and traveler’s checks), it recognizes a financial liability for its obligation to provide the product holder with the ability to purchase goods or services at a third-party merchant. When a prepaid stored-value product goes unused wholly or partially for an indefinite time period, the amount that remains on the product is referred to as breakage. There currently is diversity in the methodology used to recognize breakage. Subtopic 405-20 includes derecognition guidance for both financial liabilities and nonfinancial liabilities, and Topic 606. Revenue from Contracts with Customers, includes authoritative breakage guidance but excludes financial liabilities. The amendments in this update provide a narrow scope exception to the guidance in Subtopic 405-20 to require that breakage be accounted for consistent with the breakage guidance in Topic 606, The amendments in this update are effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Earlier application is permitted, including adoption in an interim period. The Company does not anticipate a material impact to the consolidated financial statements at this time.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

4.   RESTRICTIONS ON CASH AND DUE FROM BANKS
The Company is required to maintain reserve funds in vault cash or on deposit with the Federal Reserve Bank. The Company’s vault cash satisfied the required reserve at March 31, 2017 and 2016.
5.   INVESTMENT SECURITIES
The amortized cost, gross unrealized gains and losses, and fair value of the Company’s investment securities held-to-maturity and available-for-sale are as follows:
	Available-for-Sale March 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses		Fair Value
U.S. Government Agency Bonds	$500,000	$32	$		$500,032
Certificates of Deposit	2,000,000	8,015		(387)	2,007,628
Mutual Fund Shares	88,817			(1,589)	87,228
Total	$2,588,817	$8,047		$(1,976)	$2,594,888

	Available-for-Sale March 31, 2016
	Amortized Cost	Gross Unrealized Gains		Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$500,000	$		$(2,753)	$497,247
Certificates of Deposit	1,500,000		30,854		1,530,854
Mutual Fund Shares	121,777		2,104	(1,889)	121,992
Total	$2,121,777		$32,958	$(4,642)	$2,150,093

	Held-to-Maturity March 31, 2017
	Amortized Cost	Gross Unrealized Gains		Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$20,417,712	$		$(865,212)	$19,552,500
Municipal Bond	1,536,250			(2,748)	1,533,502
Mortgage-Backed Securities	668,873		58,219	(15,399)	711,693
Total	$22,622,835		$58,219	$(883,359)	$21,797,695

	Held-to-Maturity March 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government Agency Bonds	$20,293,734	$91,930	$(12,495)	$20,373,169
Municipal Bonds	736,250		(1,513)	734,737
Mortgage-Backed Securities	554,554	48,247	(4,557)	598,244
Total	$21,584,538	$140,177	$(18,565)	$21,706,150

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following is a summary of the amortized cost and fair value of the Company’s investment securities held-to-maturity and available-for-sale by contractual maturity as of March 31, 2017 and 2016.
	March 31, 2017
	Available-for-sale				Held-to-maturity
	Amortized Cost		Fair Value		Amortized Cost	Fair Value
Amounts maturing in:
One year or less	$		$		$1,536,250	$1,533,502
After one year through five years					500,000	496,646
After five years through ten years		2,000,000		2,007,628	8,572,495	8,292,256
After ten years		500,000		500,032	12,014,090	11,475,291
Mutual fund shares		88,817		87,228
		$2,588,817		$2,594,888	$22,622,835	$21,797,695

	March 31, 2016
	Available-for-sale				Held-to-maturity
	Amortized Cost		Fair Value		Amortized Cost	Fair Value
Amounts maturing in:
One year or less	$		$		$736,250	$734,737
After one year through five years		1,000,000		1,024,569	945,000	945,091
After five years through ten years		500,000		506,285	8,379,581	8,384,588
After ten years		500,000		497,247	11,523,707	11,641,734
Mutual fund shares		121,777		121,992
		$2,121,777		$2,150,093	$21,584,538	$21,706,150

The amortized cost and fair value of mortgage-backed securities are presented in the held-to-maturity category by contractual maturity in the preceding table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations without call or prepayment penalties.
Information pertaining to securities with gross unrealized losses at March 31, 2017 and 2016, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:
	Continuous Unrealized Losses Existing For Less Than 12 Months		Continuous Unrealized Losses Existing For 12 Months or Greater				Total
	Fair Value	Unrealized Losses	Fair Value		Unrealized Losses		Fair Value	Unrealized Losses
March 31, 2017
U.S. Government Agency Bonds	$19,552,501	$(865,212)	$		$		$19,552,501	$(865,212)
Certificates of deposit	249,613	(387)					249,613	(387)
Municipal Bonds	1,536,250	(2,748)					1,536,250	(2,748)
Mutual fund shares				87,228		(1,589)	87,228	(1,589)
Mortgage-Backed Securities				216,018		(15,399)	216,018	(15,399)
Total	$21,338,364	$(868,347)		$303,246		$(16,988)	$21,641,610	$(885,335)

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

	Continuous Unrealized Losses Existing For Less Than 12 Months				Continuous Unrealized Losses Existing For 12 Months or Greater		Total
	Fair Value		Unrealized Losses		Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
March 31, 2016
U.S. Government Agency Bonds	$		$		$1,492,480	$(7,520)	$1,492,480	$(7,520)
Municipal Bonds		734,737		(1,513)			734,737	(1,513)
Mutual Fund Shares					64,031	(1,889)	64,031	(1,889)
Mortgage-Backed Securities					279,285	(12,285)	279,285	(12,285)
Total		$734,737		$(1,513)	$1,835,796	$(21,694)	$2,570,533	$(23,207)

In estimating other-than-temporary impairment losses, the Company considers, among other things, (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near term prospects of the issuer, (iii) that the Company does not intend to sell these securities and (iv) it is more likely than not that the Company will not be required to sell before a period of time sufficient to allow for any anticipated recovery in fair value. The temporary impaired securities consisted of forty-eight debt securities with an aggregated book value of  $22,526,945 at March 31, 2017. These unrealized losses relate principally to market changes in interest rates for similar types of securities.
The Company has pledged investment securities with a carrying amount of approximately $3,510,000 and $2,515,000 at March 31, 2017 and 2016, respectively, to the New Jersey Commissioner of Banking and Insurance under the provisions of the Government Unit Deposit Protection Act that enables the Bank to act as a public depository.
6.   LOANS
The Bank monitors and assesses the credit risk of its loan portfolio using the classes set forth below. These classes also represent the segments by which the Bank monitors the performance of its loan portfolio and estimates its allowance for loan losses.
Residential real estate loans consist of loans secured by one-to four-family residences located in the Bank’s market area. The Bank has originated one-to four-family residential mortgage loans in amounts up to 80% of the lesser of the appraised value or selling price of the mortgaged property without requiring mortgage insurance. A mortgage loan originated by the Bank, for owner and non-owner occupied property, whether fixed rate or adjustable rate, can have a term of up to 30 years. Adjustable rate loan terms limit the periodic interest rate adjustment and the minimum and maximum rates that may be charged over the term of the loan based on the type of loan.
Multi-family and commercial real estate loans are generally originated in amounts up to the lower of 80% of the appraised value or cost of the property and are secured by improved property such as multi-family dwelling units, office buildings, retail stores, warehouses, church buildings and other non-residential buildings, most of which are located in the Bank’s market area. Multi-family and commercial real estate loans are generally made with fixed interest rates which mature or re-price in 5 to 7 years with principal amortization of up to 25 years.
Commercial loans include short and long-term business loans and commercial lines of credit for the purposes of providing working capital, supporting accounts receivable, purchasing inventory and acquiring fixed assets. The loans generally are secured by these types of assets as collateral and/or by personal guarantees provided by principals of the borrowers.
Consumer loans include installment loans and home equity loans, secured by first or second mortgages on homes owned or being purchased by the loan applicant. Home equity term loans and credit lines are

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

credit accommodations secured by either a first or second mortgage on the borrower’s residential property. Interest rates charged on home equity term loans are generally fixed; interest on credit lines is usually a floating rate related to the prime rate. The Bank generally requires a loan to value ratio of less than or equal to 80% of the appraised value, including any outstanding prior mortgage balance.
Construction loans will be made only if there is a permanent mortgage commitment in place. Interest rates on commercial construction loans are typically in line with normal commercial mortgage loan rates, while interest rates on residential construction loans are slightly higher than normal residential mortgage loan rates. These loans usually are adjustable rate loans and generally have terms of up to one year.
Loans at March 31, 2017 and 2016 are summarized as follows:
	March 31,
	2017	2016
Residential (one to four family) real estate	$61,419,004	$62,250,645
Multi-family and commercial real estate	12,071,060	9,569,328
Commercial	1,858,107	2,290,405
Home equity	8,811,757	8,527,420
Consumer	636,658	682,193
Construction	680,556	54,268
Total loans	85,477,142	83,374,259
Net deferred loan origination fees	(61,332)	(77,218)
Allowance for loan losses	(1,001,449)	(1,099,232)
Net deferred loan fees and allowance	(1,062,781)	(1,176,450)
Loans, net	$84,414,361	$82,197,809

The Bank is subject to a loans- to-one borrower limitation of 15% of capital funds. At March 31, 2017, the loans-to-one-borrower limitation was $1.9 million; this excluded an additional 10% of adjusted capital funds or approximately $1.2 million, which may be loaned if collateralized by readily marketable securities. At March 31, 2017 and 2016, there were no loans outstanding or committed to any one borrower, which individually or in the aggregate exceeded the Bank’s loans-to-one-borrower limitations of 15% of capital funds.
A summary of the Bank’s credit quality indicators is as follows:
Pass — A credit which is assigned a rating of Pass shall exhibit some or all of the following characteristics:
a.
Loans that present an acceptable degree of risk associated with the financing being considered as measured against earnings and balance sheet trends, industry averages, etc. Actual and projected indicators and market conditions provide satisfactory evidence that the credit will perform as agreed.

b.
Loans to borrowers that display acceptable financial conditions and operating results. Debt service capacity is demonstrated and future prospects are considered good.

c.
Loans to borrowers where a comfort level is achieved by the strength of the cash flows from the business or project and the strength and quantity of the collateral or security position (i.e.; receivables, inventory and other readily marketable securities) as supported by a current valuation and/or the strong capabilities of a guarantor.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Special Mention — Loans on which the credit risk requires more than ordinary attention by the Loan Officer. This may be the result of some erosion in the borrower’s financial condition, the economics of the industry, the capability of management, or changes in the original transaction. Loans which are currently sound yet exhibit potentially unacceptable credit risk or deteriorating long term prospects, will receive this classification. Loans which deviate from loan policy or regulations will not generally be classified in this category, but will be separately reported as an area of concern.
Classified — Classified loans include those considered by the Bank to be substandard, doubtful or loss.
An asset is considered “substandard” if it involves more than an acceptable level of risk due to a deteriorating financial condition, unfavorable history of the borrower, inadequate payment capacity, insufficient security or other negative factors within the industry, market or management. Substandard loans have clearly defined weaknesses which can jeopardize the timely payment of the loan.
Assets classified as “doubtful” exhibit all of the weaknesses defined under the substandard category but with enough risk to present a high probability of some principal loss on the loan, although not yet fully ascertainable in amount.
Assets classified as “loss” are those considered uncollectible or of little value, even though a collection effort may continue after the classification and potential charge-off.
Non-Performing Loans
Non-performing loans consist of non-accrual loans (loans on which the accrual of interest has ceased), loans over ninety days delinquent and still accruing interest, renegotiated loans and impaired loans. Loans are generally placed on non-accrual status if, in the opinion of management, collection is doubtful, or when principal or interest is past due 90 days or more, unless the collateral is considered sufficient to cover principal and interest and the loan is in the process of collection.
The following table represents loans by credit quality indicator at March 31, 2017:
	Pass	Special Mention Loans	Classified Loans		Non- Performing Loans	Total
Residential real estate	$58,806,400	$	$		$2,612,604	$61,419,004
Multi-family and commercial real estate	10,727,543			172,050	1,171,467	12,071,060
Commercial	1,652,256			34,377	171,474	1,858,107
Home equity	8,533,000				278,757	8,811,757
Consumer	636,658					636,658
Construction	628,052				52,504	680,556
	$80,983,909	$		$206,427	$4,286,806	$85,477,142

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table represents past-due loans as of March 31, 2017:
	30 – 59 Days Past Due	60 – 89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Total Loan Balances
Residential real estate	$483,057	$149,317	$1,545,714	$2,178,088	$59,240,916	$61,419,004
Multi-family and commercial real estate	172,050	425,200	880,342	1,477,592	10,593,468	12,071,060
Commercial	175,116		171,474	346,590	1,511,517	1,858,107
Home equity			183,930	183,930	8,627,827	8,811,757
Consumer	14,477			14,477	622,181	636,658
Construction					680,556	680,556
Total Loans	$844,700	$574,517	$2,781,460	$4,200,677	$81,276,465	$85,477,142
Percentage of Total Loans	0.99%	0.67%	3.25%	4.91%	95.09%	100.0%
The following table represents loans by credit quality indicator at March 31, 2016:
	Pass	Special Mention Loans		Classified Loans		Non- Performing Loans	Total
Residential real estate	$59,385,578	$		$		$2,865,067	$62,250,645
Multi-family and commercial real estate	7,962,420		288,784			1,318,124	9,569,328
Commercial	2,074,394		53,942		140,751	21,318	2,290,405
Home equity	8,416,499					110,921	8,527,420
Consumer	682,193						682,193
Construction						54,268	54,268
	$78,521,084		$342,726		$140,751	$4,369,698	$83,374,259

The following table represents past-due loans as of March 31, 2016:
	30 – 59 Days Past Due	60 – 89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Total Loan Balances
Residential real estate	$577,002	$224,111	$1,967,082	$2,768,195	$59,482,450	$62,250,645
Multi-family and commercial real estate		288,784	663,068	951,852	8,617,476	9,569,328
Commercial	339,654	21,318		360,972	1,929,433	2,290,405
Home equity	50,000		110,471	160,471	8,366,949	8,527,420
Consumer					682,193	682,193
Construction					54,268	54,268
Total Loans	$966,656	$534,213	$2,740,621	$4,241,490	$79,132,769	$83,374,259
Percentage of Total Loans	1.16%	.64%	3.29%	5.09%	94.91%	100.0%
The Bank determines whether a restructuring of debt constitutes a troubled debt restructuring (“TDR”) in accordance with guidance under FASB ASC Topic 310 Receivables. The Company considers a loan a TDR when the borrower is experiencing financial difficulty and the Bank grants a concession that they would not otherwise consider but for the borrower’s financial difficulties. A TDR includes a modification of debt terms or assets received in satisfaction of the debt (including a foreclosure or a deed in lieu of foreclosure) or a combination of types. The Bank evaluates selective criteria to determine if a borrower is experiencing financial difficulty, including the ability of the borrower to obtain funds from

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

sources other than the Bank at market rates. The Bank considers all TDR loans as impaired loans and, generally, they are put on non-accrual status. The Bank will not consider the loan a TDR if the loan modification was made for customer retention purposes. The Bank’s policy for returning a loan to accruing status requires the preparation of a well-documented credit evaluation which includes the following:
•
A review of the borrower’s current financial condition in which the borrower must demonstrate sufficient cash flow to support the repayment of all principal and interest including any amounts previously charged-off;

•
An updated appraisal or home valuation which must demonstrate sufficient collateral value to support the debt;

•
Sustained performance based on the restructured terms for at least six consecutive months;

•
Approval by senior management.

The Bank had twelve loans totaling $2,376,205 and eleven loans totaling $2,351,531 whose terms were modified in a manner that met the criteria for a TDR as of March 31, 2017 and 2016, respectively. Restructured loans deemed to be TDRs typically are the result of extensions of the loan maturity date or a reduction of the interest rate to a rate that is below market, a combination of rate and maturity extension, or by other means including covenant modifications, forbearance and other concessions. However, the Company generally only restructures loans by modifying the payment structure to require payments of interest only or interest and escrows for a period of time or by reducing the actual interest rate to a current market rate, or a combination of both. In one instance, the Company restructured a loan by repaying loans with another lender who had a priority lien position and restructuring the whole indebtedness into an amortizing loan at market rates while taking additional collateral. As of March 31, 2017, three of the TDRs were commercial real estate loans with an aggregate outstanding balance of  $655,110, one residential construction loan with an aggregate outstanding balance of  $52,504, and eight were residential real estate loans with an aggregate outstanding balance of  $1,668,591. The Company had six accruing TDR in the amount of  $1,084,799 as of March 31, 2017 that was modified during the year. As of March 31, 2016, three of the TDRs were commercial real estate loans with an aggregate outstanding balance of  $676,293, one residential construction loan with an aggregate outstanding balance of  $54,268, and seven were residential real estate loans with an aggregate outstanding balance of  $1,620,970. The Company had one accruing TDR in the amount of  $172,933 as of March 31, 2016 that was modified during the year. All TDRs are considered impaired loans. If the Bank determines that the value of a modified loan is less than the recorded impairment in the loan, impairment is recognized through a charge to the allowance for loan losses at the time of determination.
Impaired loans are measured based on the present value of expected future discounted cash flows, the fair value of the loan or the fair value of the underlying collateral if the loan is collateral dependent. The recognition of interest income on impaired loans is the same for non-accrual loans discussed above. At March 31, 2017, the Bank had seventeen loan relationships totaling $3,206,661 in non-accrual loans as compared to eighteen relationships totaling $2,761,939 at March 31, 2016. At March 31, 2017, the Bank had no impaired loan relationships in which impaired loans had a related allowance for credit losses. During the quarter ended December 31, 2011 and in connection with the Bank’s change in regulators from the Office of Thrift Supervision to the Office of the Comptroller of the Currency, the Bank revised its allowance for loan loss reserve methodology based on regulatory guidance to the effect that the use of specific reserves was no longer permitted. As of March 31, 2017 and 2016, the Bank no longer maintained specific valuation allowances against impaired loans. Any valuation adjustments on impaired loans are now charged against the loan balances at the time of valuation. The average balance of impaired loans totaled $5,144,281 for 2017 as compared to $4,965,658 for 2016, and interest income recorded on impaired loans during the year ended March 31, 2017 totaled $172,524 as compared to $200,787 for March 31, 2016.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table represents data on impaired loans at March 31, 2017 and 2016:
	March 31,
	2017		2016
Impaired loans for which a valuation allowance has been provided	$		$
Impaired loans for which no valuation allowance has been provided		4,882,799		4,965,658
Total loans determined to be impaired		$4,882,799		$4,965,658
Allowance for loans losses related to impaired loans	$		$
Average recorded investment in impaired loans		$5,224,742		$5,054,436
Cash basis interest income recognized on impaired loans		$172,524		$200,787

The following table presents impaired loans with no valuation allowance by portfolio class at March 31, 2017:
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Annual Recorded Investment	Interest Income Recognized While On Impaired Status
Impaired loans with no valuation allowance:
Residential real estate	$2,288,798	$2,238,610	$	$2,710,870	$59,661
Multi-family and commercial real estate	2,162,188	2,141,444		2,059,650	93,446
Commercial	171,474	171,474		152,492	9,218
Home equity	283,156	278,767		242,465	7,488
Consumer				1,262
Construction	57,157	52,504		58,003	2,711
Subtotal	$4,962,773	$4,882,799	$	$5,224,742	$172,524

	Total Impaired Loans by Portfolio Class at March 31, 2017
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Annual Recorded Investment	Interest Income Recognized While On Impaired Status
Total impaired loans:
Residential real estate	$2,288,798	$2,238,610	$	$2,710,870	$59,661
Multi-family and commercial real estate	2,162,188	2,141,444		2,059,650	93,446
Commercial	171,474	171,474		152,492	9,218
Home equity	283,156	278,767		242,465	7,488
Consumer				1,262
Construction	57,157	52,504		58,003	2,711
Total	$4,962,773	$4,882,799	$	$5,224,742	$172,524

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table presents impaired loans with no valuation allowance by portfolio class at March 31, 2016:
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Annual Recorded Investment	Interest Income Recognized While On Impaired Status
Impaired loans with no valuation allowance:
Residential real estate	$2,964,318	$2,920,343	$	$2,912,541	$70,879
Multi-family and commercial real estate	1,938,180	1,935,352		1,992,465	117,115
Commercial	55,695	55,695		34,346	9,207
Home equity				39,066	775
Consumer				15,864
Construction	59,105	54,268		60,154	2,811
Subtotal	$5,017,298	$4,965,658	$	$5,054,436	$200,787

	Total Impaired Loans by Portfolio Class at March 31, 2016
	Recorded Investment	Unpaid Principal Balance	Related Valuation Allowance	Average Annual Recorded Investment	Interest Income Recognized While On Impaired Status
Total impaired loans:
Residential real estate	$2,964,318	$2,920,343	$	$2,912,541	$70,879
Multi-family and commercial real estate	1,938,180	1,935,352		1,992,465	117,115
Commercial	55,695	55,695		34,346	9,207
Home equity				39,066	775
Consumer				15,864
Construction	59,105	54,268		60,154	2,811
Total	$5,017,298	$4,965,658	$	$5,054,436	$200,787

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table presents non-performing assets as of March 31, 2017 and 2016.
	March 31,
	2017		2016
Non-accrual loans:
Residential real estate		$1,179,630		$1,333,383
Multi-family and commercial real estate		506,357		552,545
Commercial		171,474		21,318
Home equity		53,140		110,921
Consumer
Construction
Total non-accrual loans		1,910,601		2,018,167
Accruing loans past due 90 days or more:
Residential real estate	$		$
Multi-family and commercial real estate
Commercial
Consumer
Construction
Total accruing loans past due 90 days or more
Troubled debt restructurings:
In non-accrual status:
Residential real estate		$740,079		$744,222
Multi-family and commercial real estate		425,200
Commercial
Home equity		130,780
Consumer
Construction
Total troubled debt restructurings in non-accrual status		1,296,059		744,222
Performing under modified terms:
Residential real estate		$692,895		$787,462
Multi-family and commercial real estate		239,910		765,579
Commercial
Home equity		94,837
Consumer
Construction		52,504		54,268
Total troubled debt restructurings performing under modified terms		1,080,146		1,607,309
Total troubled debt restructurings		2,376,205		2,351,531
Total non-performing loans		4,286,806		4,369,698
Real estate owned		1,271,302		1,763,628
Total non-performing assets		$5,558,108		$6,133,326
Non-performing loans as a percentage of loans		5.02%		5.24%
Non-performing assets as a percentage of loans and real estate owned		6.41%		7.20%
Non-performing assets as a percentage of total assets		4.38%		4.74%

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table presents troubled debt restructurings that occurred during the years ended March 31, 2017 and 2016 and loans modified as troubled debt restructurings with the previous 12 months and for which there was a payment default during the period.
	2017			2016
		Outstanding Recorded Investment			Outstanding Recorded Investment
	Number of Contracts	Pre- Modification	Post- Modification	Number of Contracts	Pre- Modification	Post- Modification
Troubled debt restructurings:
Residential real estate	1	$76,513	$96,000	1	$163,767	$172,933
	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment
Troubled debt restructurings that subsequently defaulted:
Residential real estate	-0-	$	-0-	$
The following table presents the changes in real estate owned (REO), net of valuation allowance, for the years ended March 31, 2017 and 2016.
	March 31,
	2017	2016
Balance, beginning of year	$1,763,628	$2,433,483
Additions from loan foreclosures	499,760	332,495
Additions from capitalized costs	25,875
Dispositions of REO	(922,283)	(751,952)
(Loss) on sale of REO	(33,578)	(3,519)
Valuation adjustments during the year	(62,100)	(246,879)
Balance, end of year	$1,271,302	$1,763,628

The following table presents the changes in fair value adjustments to REO for the years ended March 31, 2017 and 2016.
	March 31,
	2017	2016
Balance, beginning of year	$227,231	$850,865
Valuation adjustments added during the year	62,100	246,879
Valuation adjustments on disposed properties during the year	(185,060)	(870,513)
Balance, end of year	$104,271	$227,231

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table sets forth with respect to the Bank’s allowance for losses on loans:
	March 31,
	2017	2016
Balance at beginning of year	$1,099,232	$1,185,178
Provision:
Residential real estate	97,647	(132,262)
Multi-family and commercial real estate	(60,913)	9,520
Commercial	(44,969)	(11,855)
Home equity loans	29,136	10,741
Consumer	(45,413)	53,156
Construction	2,512	-0-
Total Provision (Recapture)	$(22,000)	$(70,700)
Charge-Offs:
Residential real estate	101,912	39,730
Multi-family and commercial real estate	70,705	16,871
Commercial
Home equity	41,769	10,860
Consumer		71,388
Recoveries	(138,603)	(123,603)
Total Net Charge-Offs	75,783	15,246
Balance at end of year	$1,001,449	$1,099,232
Year-end loans outstanding	$85,477,142	$83,374,259
Average loans outstanding	$84,425,701	$83,665,599
Allowance as a percentage of year-end loans	1.17%	1.32%
Net charge-offs as a percentage of average loans	0.09%	0.02%

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Additional details for changes in the allowance for loan by loan portfolio as of March 31, 2017 are as follows:
	Residential Real Estate		Multi-Family and Commercial Real Estate		Commercial		Home Equity		Consumer		Construction		Total
Allowance for loan losses:
Beginning balance		$568,334		$339,022		$79,988		$86,728		$25,160	$			$1,099,232
Loan charge-offs		(101,912)		(70,705)				(41,769)						(214,386)
Recoveries		11,100		66,703		29,020				31,780				138,603
Provision for loan losses		97,647		(60,913)		(44,969)		29,136		(45,413)		2,512		(22,000)
Ending balance		$575,169		$274,107		$64,039		$74,095		$11,527		$2,512		$1,001,449
Ending balance:
individually evaluated for impairment	$		$		$		$		$		$		$
Ending balance:
collectively evaluated for impairment		$575,169		$274,107		$64,039		$74,095		$11,527		$2,512		$1,001,449
Loans:
Ending balance		$61,419,004		$12,071,060		$1,858,107		$8,811,757		$636,658		$680,556		$85,477,142
Ending balance:
individually evaluated for impairment		$2,378,920		$1,662,860		$186,599		$512,441	$			$52,504		$4,793,324
Ending balance:
collectively evaluated for impairment		$59,040,084		$10,408,200		$1,671,508		$8,299,316		$636,658		$628,052		$80,683,818

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Additional details for changes in the allowance for loan by loan portfolio as of March 31, 2016 are as follows:
	Residential Real Estate		Multi-Family and Commercial Real Estate		Commercial		Home Equity		Consumer		Construction		Total
Allowance for loan losses:
Beginning balance		$702,105		$288,893		$86,300		$86,847		$21,033		$-0-		$1,185,178
Loan charge-offs		(39,730)		(16,871)				(10,860)		(71,388)				(138,849)
Recoveries		38,221		57,480		5,543				22,359				123,603
Provision for loan losses		(132,262)		9,520		(11,855)		10,741		53,156				(70,700)
Ending balance		$568,334		$339,022		$79,988		$86,728		$25,160	$			$1,099,232
Ending balance:
individually evaluated for impairment	$		$		$		$		$		$		$
Ending balance:
collectively evaluated for impairment		$568,334		$339,022		$79,988		$86,728		$25,160	$			$1,099,232
Loans:
Ending balance		$62,250,645		$9,569,328		$2,290,405		$8,527,420		$682,193		$54,268		$83,374,259
Ending balance:
individually evaluated for impairment		$2,448,138		$1,637,617		$132,657		$517,079	$			$54,268		$4,789,759
Ending balance:
collectively evaluated for impairment		$59,802,507		$7,931,711		$2,157,748		$8,010,341		$682,193	$			$78,584,500

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The Bank prepares an allowance for loan loss model on a quarterly basis to determine the adequacy of the allowance. Management considers a variety of factors when establishing the allowance, such as the impact of current economic conditions, diversification of the loan portfolio, delinquency statistics, results of independent loan review and related classifications. The Bank’s historic loss rates and the loss rates of peer financial institutions are also considered. In evaluating the Bank’s allowance for loan loss, the Bank maintains a loan committee consisting of senior management and the Board of Directors that monitors problem loans and formulates collection efforts and resolution plans for each borrower. On a monthly basis, the loan committee meets to review each problem loan and determine if there has been any change in collateral value due to changes in market conditions. Each quarter, when calculating the allowance for loan loss, the loan committee reviews an updated loan impairment analysis on each problem loan to determine if a specific provision for loan loss is warranted. Management reviews the most recent appraisal on each loan adjusted for holding and selling costs. In the event there is not a recent appraisal on file, the Bank will use the aged appraisal and apply a discount factor to the appraisal and then adjust the holding and selling costs from the discounted appraisal value. At March 31, 2017, the Bank maintained an allowance for loan loss ratio of 1.17% to year end loans outstanding. On a linked basis, non-performing assets have decreased by $575,218 over their stated levels at March 31, 2016 representing a non-performing asset to total asset ratio of 4.38% at March 31, 2017 as compared to a non-performing asset to total asset ratio of 4.74% at March 31, 2016.
The Bank’s charge-off policy states that any asset classified loss shall be charged-off within thirty days of such classification unless the asset has already been eliminated from the books by collection or other appropriate entry. On a quarterly basis, the loan committee will review past due, classified, non-performing and other loans, as it deems appropriate, to determine the collectability of such loans. If the loan committee determines a loan to be uncollectable, the loan shall be charged to the allowance for loan loss. In addition, upon reviewing the collectability, the loan committee may determine a portion of the loan to be uncollectable; in which case that portion of the loan deemed uncollectable will be partially charged-off against the allowance for loan loss.
For the year ending March 31, 2017, the Bank experienced one charge-off relating to one loan relationship totaling $39,866 and partial charge-offs relating to three loan relationships totaling $174,521 as compared to one charge-off relating to one loan relationship totaling $71,388 and partial charge-offs relating to three loan relationships totaling $67,461 for the year ended March 31, 2016.
In the ordinary course of business, the Bank has and expects to continue to have transactions, including borrowings, with its officers and directors. In the opinion of management, transactions with directors were on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than a normal risk of collectability or present any other unfavorable features to the Bank. Officers of the Company are entitled to 1% loan discount, under a Bank-wide employee discount program, from those prevailing at the time of comparable transactions with other persons and did not involve more than a normal risk of collectability or present any other unfavorable features to the Bank. Loans to such borrowers are summarized as follows:
	March 31,
	2017	2016
Balance, beginning of year	$1,688,726	$786,325
Payments	(56,675)	(56,887)
Borrower no longer associated with Bank		(40,712)
Borrowings	150,000	1,000,000
Balance, end of year	$1,782,051	$1,688,726

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

7.   LOAN SERVICING
Mortgage loans serviced for others are not included in the accompanying statement of financial condition. The unpaid principal balances of these loans at March 31, 2017 and 2016 are summarized as follows:
	March 31,
	2017	2016
Mortgage Loan Servicing Portfolio:
Mortgage Partnership
Finance FHLB New York	$120,963	$125,666

8.   ACCRUED INTEREST RECEIVABLE
Accrued interest receivable at March 31, 2017 and 2016 consists of the following:
	March 31,
	2017	2016
Loans	$226,189	$249,245
Investment securities	145,245	116,358
Mortgage backed securities	6,809	3,535
	$378,243	$369,138

9.   PREMISES AND EQUIPMENT
Premises and equipment at March 31, 2017 and 2016 consists of the following:
	March 31,
	2017	2016
Land	$1,451,203	$1,451,203
Buildings	6,872,774	6,864,728
Furniture, fixtures and equipment	2,058,456	2,054,765
	10,382,433	10,370,696
Accumulated depreciation	(4,334,730)	(4,080,649)
Premises and Equipment, Net	$6,047,703	$6,290,047

Depreciation expense amounted to $254,081 and $264,356 for the years ended March 31, 2017 and 2016, respectively.
10.   FEDERAL HOME LOAN BANK STOCK
The Company is a member of the Federal Home Loan Bank System. As a member, the Company maintains an investment in the capital stock of the Federal Home Loan Bank of New York in an amount not less than 1% of its outstanding home loans or 1∕20 of its outstanding notes payable, if any, to the Federal Home Loan Bank of New York, whichever is greater, as calculated December 31 of each year.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

11.   DEPOSITS
Deposit account balances at March 31, 2017 and 2016 are summarized as follows:
	March 31, 2017
	Amount	Weighted Average Interest Rate	Percent of Portfolio
Non interest bearing accounts	$11,703,567	%	10.44
Interest bearing checking accounts	22,256,234	0.17	19.86
Passbook savings accounts	18,584,956	0.10	16.58
Money Market accounts	21,231,184	0.49	18.95
Club accounts	148,288	0.10	0.13
	73,924,229		65.96
Certificates of Deposits:
0.10% to 0.99%	20,542,894	0.60	18.33
1.00% to 1.99%	17,303,681	1.25	15.44
2.00% to 2.99%	309,942	2.13	0.27
	38,156,517		34.04
	$112,080,746		100.00%

	March 31, 2016
	Amount	Weighted Average Interest Rate	Percent of Portfolio
Non interest bearing accounts	$12,054,146	%	10.78
Interest bearing checking accounts	23,027,846	0.19	20.59
Passbook savings accounts	17,724,072	0.10	15.84
Money Market accounts	19,813,982	0.49	17.71
Club accounts	143,488	0.10	0.13
	72,763,534		65.05
Certificates of Deposits:
0.10% to 0.99%	21,695,607	0.59	19.39
1.00% to 1.99%	14,773,019	1.29	13.21
2.00% to 2.99%	2,632,487	2.23	2.35
	39,101,113		34.95
	$111,864,647		100.00%

Certificates of deposit and other time deposits issued in denominations that meets or exceeds the FDIC insurance limit of  $250,000 totaled $2,935,732 and $2,485,471 at March 31, 2017 and 2016, respectively, and are included in interest-bearing deposits in the balance sheet.
Scheduled maturities of certificates of deposits at March 31, 2017 and 2016 are as follows:
	March 31,
	2017		2016
2017	$		$23,090,517
2018		21,544,213	8,181,234
2019		8,577,082	3,374,490
2020		3,364,211	2,358,507
2021		2,011,316	2,096,365
2022		2,659,695
Total Certificates of Deposit		$38,156,517	$39,101,113

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The Company held deposits from officers and directors of approximately $690,000 and $755,000 at March 31, 2017 and 2016, respectively. These transactions were on the same terms as those prevailing at the time of comparable transactions with other persons.
12.   LINE OF CREDIT FROM ATLANTIC COMMUNITY BANKERS BANK
The Company maintains a line of credit with Atlantic Community Bankers Bank at a rate to be determined by the lender when funds are borrowed. The Company’s line of credit limit is $1,000,000. At March 31, 2017 and 2016, the outstanding balance on the unsecured line of credit was $-0-.
13.   ADVANCES FROM FEDERAL HOME LOAN BANK
Advances from the Federal Home Loan Bank of New York as of March 31, 2017 and 2016 are as follows:
Maturity Date	Interest Rate	2017		2016
April 18, 2017	0.74%	$		$2,000,000
October 17, 2017	0.81%			1,000,000
			$-0-	$3,000,000

Specific repos and other securities, with balances approximating $11,600,000 and $16,800,000 at March 31, 2017 and 2016, respectively, were pledged to the FHLB of New York as collateral. As of March 31, 2017, the Company had a borrowing capacity in a combination of term advances and overnight borrowings of up to $10,353,783 at the FHLB of New York.
14.   INCOME TAXES
The Company is subject to federal and New Jersey state income tax.
The Company and subsidiary file a consolidated federal income tax return. The Company’s consolidated provision (credit) for income taxes for the years ended March 31, 2017 and 2016 consists of the following:
	Years Ended March 31,
	2017		2016
Income Tax Expense (benefit)
Current federal tax expense
Federal	$		$—
State		3,000	3,000
Deferred tax (benefit)
Federal		69,238	(85,569)
State		20,903	29,971
Total		$93,141	($52,598)

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The consolidated provision for income taxes for the years ended March 31, 2017 and 2016 differs from that computed by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:
	Years Ended March 31,
	2017	2016
Expected federal tax provision (benefit) at 34% rate	$71,784	($24,027)
Municipal bond interest	(1,404)	(469)
Increase in cash surrender value of life insurance	(1,564)	(1,700)
State income tax	24,325	(26,402)
Total income tax (benefit)	$93,141	($52,598)
Effective tax rate (benefit)	44.1%	(74.4)%

A summary of deferred tax assets and liabilities as of March 31, 2017 and 2016 are as follows:
	March 31,
	2017	2016
Deferred tax assets:
Accrued pension costs	$23,900	$9,500
Allowance for loan losses	350,300	438,935
Directors’ benefit plans	138,500	131,500
Employee stock option	50,600	32,200
FASB 158 – unrecognized transition costs	87,800	91,100
Federal tax loss carryforward	1,016,400	1,050,900
State tax loss carryforward	360,200	372,800
Non accrual interest	28,000	15,000
Total deferred tax assets	$2,055,700	$2,141,935
Valuation allowance	(24,800)	—
Deferred tax liabilities:
Accumulated depreciation	$(46,500)	$(64,000)
Unrealized gains on securities available-for-sale	(2,450)	(11,400)
Total deferred tax liabilities	(48,950)	(75,400)
NET DEFERRED TAX ASSETS	$1,981,950	$2,066,535

The Company accounts for uncertainties in income taxes in accordance with FASB ASC Topic 740 “Accounting for Uncertainty in Income Taxes”. The Company has determined that there are no significant uncertain tax positions requiring recognition in its financial statements.
In the event the Company is assessed for interest and/or penalties by taxing authorities, such assessed amounts will be classified in the financial statements as income tax expense. As of March 2017, the Internal Revenue Service had concluded an audit of the Company’s tax returns for the years ended December 31, 2014 and 2015 and no adverse findings were noted. The federal income tax returns for taxable years through December 31, 2015 have been closed for purposes of examination by the Internal Revenue Service. Tax year 2016 remains subject to examination by Federal taxing authorities. Tax years 2013 through 2016 remain subject to examination by New Jersey taxing authorities.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The Company has considered future market growth, forecasted earnings, future taxable income, and prudent, feasible and permissible tax planning strategies in determining the realizability of deferred tax assets. If the Company were to determine that it would not be able to realize a portion of its net deferred tax assets in the future, an adjustment to the net deferred tax assets would be charged to earnings in the period such determination was made.
As of March 31, 2017, the Company had approximately $3,270,000 federal net operating loss carryforwards, which result in a deferred tax asset of  $1,016,400, expiring from 2029 through 2035.
As of March 31, 2017, the Company had approximately $4,000,000 of state net operating loss carryforwards, which result in a deferred tax asset of  $360,200, expiring from 2029 through 2035.
15.   EMPLOYEE BENEFITS
Cash/Deferred Profit Sharing Plan
The Company maintains a cash/deferred profit sharing plan covering all full time employees with one year of service and who are at least twenty-one years of age. Participants enter the Plan on the 1st of January or 1st of July subsequent to meeting the above requirements.
The Company may contribute up to 10% of the annual compensation of each eligible employee. The Company’s contribution to the plan was $-0- for the years ended March 31, 2017 and 2016.
16.   BOARD OF DIRECTORS’ RETIREMENT PLAN
The Company established a Defined Benefit Retirement Plan for the Bank’s Board of Directors on January 1, 2002. This plan provides a monthly retirement benefit equal to 4% of the board fees payable as of their retirement date, multiplied by their completed years of service, up to a maximum of 80% of the final fee amount. Directors must complete at least ten years of service in order to receive a retirement benefit under the plan. Director retirement benefits are payable in equal monthly installments during the director’s lifetime, unless the director elects to receive a life annuity with the first 129 months guaranteed or a life annuity with either 50% or 100% (joint and survivor benefits) continuing for the spouse’s lifetime after the Director dies. Under these other options, the retirement benefit is reduced to account for the value of the potential additional payments.
The estimated past service liability that will be amortized from accumulated other comprehensive income into net periodic pension costs over the next fiscal year is zero.
Net pension expense was $52,748 and $59,196 for years ended March 31, 2017 and 2016, respectively. The components of net pension cost are as follows:
	Years Ended March 31,
	2017	2016
Service cost	$15,700	$18,012
Interest cost	22,896	23,276
Amortization of gain	14,152	17,908
Net amortization and deferral	-0-	-0-
Net periodic pension cost	$52,748	$59,196

The following table presents a reconciliation of the funded status of the defined benefit pension plan at March 31, 2017 and 2016:
	March 31,
	2017	2016
Accumulated benefit obligation	$537,500	$540,070

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

	March 31,
	2017	2016
Projected benefit obligation	565,807	556,522
Fair value of plan assets	-0-	-0-
Unfunded projected benefit obligation	565,807	556,522
The following table presents a reconciliation of benefit obligations and plan assets:
	March 31,
	2017	2016
Change in Benefit Obligation
Projected benefit obligation at beginning of year	$556,522	$599,324
Service cost	15,700	18,012
Interest cost	22,896	23,276
Actuarial (gain) loss	5,916	(48,863)
Benefits paid	(35,227)	(35,227)
Benefit obligation at end of year	$565,807	$556,522

	March 31,
	2017	2016
Change in Plan Assets
Fair value of Plan assets at beginning of year	$-0-	$-0-
Actual return on Plan assets	-0-	-0-
Employer contributions	35,227	35,227
Benefits paid	(35,227)	(35,227)
Fair value of Plan assets at end of year	$-0-	$-0-

Actuarial assumptions used in determining pension amounts are as follows:
	Years Ended March 31,
	2017	2016
Discount rate for periodic pension cost	4.25%	4.00%
Discount rate for benefit obligation	4.25%	4.25%
Rate of increase in compensation levels and social security wage base	2.00%	2.00%
Expected long-term rate of return on plan assets	N/A	N/A
17.   EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)
The Company has an Employee Stock Ownership Plan (“ESOP”) for the benefit of employees who meet the eligibility requirements as defined in the ESOP. The ESOP purchased 64,081 shares of common stock in the offering completed in March 2007 using proceeds of a loan from the former mid-tier holding company. The Company made annual payments of principal and interest over a term of 20 years at a rate of 8.25% to the Company. On October 16, 2013, the remaining unallocated shares were converted at a conversion rate of  .5711 to 1 of the new Company shares. The remaining loan balance was refinanced over a term of 14 years at a rate of 3.25%. The ESOP has a second loan from the Company to fund the purchase of 23,644 additional shares in connection with the second step conversion completed on October 16, 2013 under which the Company makes annual payments of principal and interest over a term of 14 years at a rate of 3.25% to the Company. The loans are secured by the shares of the stock purchased.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following table presents the components of the ESOP shares purchased.
	Years Ended March 31,
	2017	2016
Shares released for allocation	25,053	21,534
Unearned shares	35,187	38,706
Total ESOP shares	60,240	60,240

18.   STOCK BASED COMPENSATION
On May 19, 2008, the Board of Directors adopted and the stockholders approved on August 18, 2008, the Delanco Bancorp, Inc. 2008 Equity Incentive Plan. The 2008 Equity Incentive Plan authorized the granting of up to 80,101 stock options and 32,040 shares of restricted stock. All of the Company’s employees, officers, and directors are eligible to participate in the 2008 Plan.
On October 16, 2013, options to purchase a total of 20,000 shares were granted at a price of  $8.00 per share. The option will expire on the tenth anniversary of the date of the grant and will become exercisable in equal 20% installments on each anniversary of the grant date.
The following table is a summary of the status of the shares under the 2008 Equity Incentive Plan as of March 31, 2017 and changes during the year ended March 31, 2017.
	Year Ended March 31, 2017
	Number of Shares	Weighted Average Grant Date Fair Value
Restricted at the beginning of the period	20,000	$8.69
Granted
Vested
Forfeited
Restricted at the end of the period	20,000	8.69
19.   EARNINGS PER SHARE
The following table sets forth the composition of the weighted average shares (denominator) used in the basic and dilutive earnings per share computation for the years ended March 31, 2017 and 2016.
	2017	2016
Net Income (Loss)	$117,989	($18,070)
Weighted average shares outstanding	945,425	945,425
Adjusted average unearned ESOP shares	(35,187)	(38,706)
Weighted average share outstanding – basic	910,238	906,719
Effect of dilutive common stock equivalents	5,312	—
Adjusted weighted average shares outstanding – dilutive	915,550	906,719
Basic loss per share	$0.13	($0.02)
Diluted loss per share	$0.13	($0.02)

The effect of the 20,000 stock options outstanding as of March 31, 2017 is antidilutive and therefore not presented in the above table.
20.   FAIR VALUE MEASUREMENTS
FASB ASC 825, Financial Instruments, permits entities to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a commitment. Subsequent changes must be recorded in earnings.
FASB ASC 820, Fair Value Measurement clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Under this guidance, fair value measurements are not adjusted for transaction costs. This guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under this guidance are described below.
Level 1
Valuations for assets and liabilities traded in active exchange markets. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2
Valuations for assets and liabilities traded in less active dealer or broker markets. Valuations are obtained from third party pricing services for identical or comparable assets or liabilities which use observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in active markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
The types of instruments valued based on quoted market prices in active markets include most U.S. government and agency securities, liquid mortgage products, active listed equities and most money market securities. Such instruments are generally classified within Level 1 or Level 2 of the fair value hierarchy. As required by this guidance, the Company does not adjust the quoted price for such instruments.
The types of instruments valued based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency include most investment-grade and high-yield corporate bonds, less liquid mortgage products, less liquid entities, state, municipal and provincial obligations, and certain physical commodities. Such instruments are generally classified within Level 2 of the fair value hierarchy.
Level 3 is for positions that are not traded in active markets or are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Impaired loans are evaluated and valued at the time the loan is identified as impaired, at the lower of cost or market value. Market value is measured based on the value of the collateral securing these loans and is classified at a Level 3 in the fair value hierarchy. Collateral may be real estate and/or business assets including equipment, inventory and/or accounts receivable. The value of real estate collateral is determined based on appraisal by qualified licensed appraisers hired by the Company. The value of business equipment, inventory and accounts receivable collateral is based on the net book value on the business’ financial statements and, if necessary, discounted based on management’s review and analysis. Appraised and reported values may be discounted based on management’s historical knowledge, changes in market conditions from the time of valuation, and/or management’s expertise and knowledge of the client and client’s business. Impaired loans are reviewed and evaluated on at least a quarterly basis for additional impairment and adjusted accordingly, based on the same factors identified previously.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The following tables set forth the Company’s assets and liabilities that were accounted for or disclosed at fair value on a recurring basis as of March 31, 2017 and 2016.
	Carrying Value (Fair Value)	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2017
Securities available for sale:
U.S. Government Agency
Bonds	$500,032	$	$500,032	$
Certificates of Deposit	2,007,628		2,007,628
Mutual Fund Shares	87,228		87,228
Totals	$2,594,888	$	$2,594,888	$

Those assets as of March 31, 2016 which are to be measured at fair value on a recurring basis are as follows:
	Carrying Value (Fair Value)	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2016
Securities available for sale:
U.S. Government Agency
Bonds	$497,247	$	$497,247	$
Certificates of Deposit	1,530,854		1,530,854
Mutual Fund Shares	121,992		121,992
Totals	$2,150,093	$	$2,150,093	$

Certain assets are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). The Company measures impaired loans and real estate owned at fair value on a non-recurring basis.
Impaired Loans
The Company considers loans to be impaired when it becomes more likely than not that the Company will be unable to collect all amounts due in accordance with the contractual terms of the loan agreements. Collateral dependent impaired loans are based on the fair value of the collateral which is based on appraisals and would be categorized as Level 3 measurement.
Real Estate Owned
Once an asset is determined to be uncollectible, the underlying collateral is generally repossessed and reclassified to foreclosed real estate and repossessed assets. These repossessed assets are carried at the lower of cost or fair value of the collateral, based on independent appraisals, less cost to sell and would be categorized as Level 3 measurement.
The following tables set forth the Company’s assets and liabilities that were accounted for and or disclosed at fair value on a nonrecurring basis as of March 31, 2017 and 2016:

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

	Carrying Value (Fair Value)	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2017
Impaired loans	$4,882,799	$	$	$4,882,799
Real estate owned	1,271,302			1,271,302
Total	$6,154,101	$	$	$6,154,101

	Carrying Value (Fair Value)	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2016
Impaired loans	$4,965,658	$	$	$4,965,658
Real estate owned	1,763,628			1,763,628
Total	$6,729,286	$	$	$6,729,286

The following table provides information describing the valuation processes used to determine nonrecurring fair value measurement categorized within Level 3 of the fair value hierarchy as of March 31, 2017 and 2016:
	March 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range
Impaired loans	$4,882,799	Property appraisals	Management discount for selling costs, property type and market volatility	7% – 12% discount
Real estate owned	$1,271,302	Property appraisals	Management discount for selling costs, property type and market volatility	7% – 12% discount
	March 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range
Impaired loans	$4,965,658	Property appraisals	Management discount for selling costs, property type and market volatility	7% – 12% discount
Real estate owned	$1,763,628	Property appraisals	Management discount for selling costs, property type and market volatility	7% – 12% discount
The fair value of financial instruments amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
In accordance with the disclosure requirements of FASB ASC 825, Financial Instruments, the estimated fair values of the Company’s financial instruments are as follows:

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

			Fair Value Measurements
March 31, 2017	Carrying Amount	Fair Value	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
Financial Assets:
Cash and cash equivalents	$6,998,543	$6,998,543	$6,998,543	$		$
Investment securities available for sale	2,588,817	2,594,888			2,594,888
Investment and mortgage-backed securities held to maturity	22,622,835	21,797,695			21,797,695
Loans receivable, net	84,414,361	83,833,000					83,833,000
Accrued interest receivable	378,243	378,243	378,243
Federal Home Loan Bank stock	124,300	124,300	124,300
Bank owned life insurance	178,514	178,514	178,514
Financial Liabilities:
Deposits – non-interest bearing	11,703,567	11,703,567	11,703,567
Deposits – interest bearing	100,377,179	99,183,000			99,183,000
Accrued interest payable	6,273	6,273	6,273
Advances from borrowers for taxes and insurance	500,485	500,485	500,485

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

			Fair Value Measurements
March 31, 2016	Carrying Amount	Fair Value	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
Financial Assets:
Cash and cash equivalents	$12,127,388	$12,127,388	$12,127,388	$		$
Investment securities available for sale	2,121,777	2,150,093			2,150,093
Investment and mortgage-backed securities held to maturity	21,584,538	21,639,610			21,639,610
Loans receivable, net	82,197,809	84,355,000					84,355,000
Accrued interest receivable	369,138	369,138	369,138
Federal Home Loan Bank stock	253,800	253,800	253,800
Bank owned life insurance	174,252	174,252	174,252
Financial Liabilities:
Deposits – non-interest bearing	12,054,146	12,054,146	12,054,146
Deposits – interest bearing	99,810,501	99,800,000			99,800,000
Advances from Federal Home
Loan Bank	3,000,000	3,000,000	3,000,000
Accrued interest payable	5,830	5,830	5,830
Advances from borrowers for taxes and insurance	433,034	433,034	433,034
The following methods and assumptions were used to estimate the fair value disclosure for financial instruments as of March 31, 2017 and 2016:
Cash and Cash Equivalents — For cash and cash equivalents, the carrying amount is a reasonable estimate of fair value.
Investments and Mortgage-Backed Securities — The fair value of investment securities and mortgage-backed securities is based on quoted market prices, dealer quotes, and prices obtained from independent pricing services.
Loans Receivable — The fair value of loans is estimated based on present value using the current market rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. The carrying value that fair value is compared to is net of the allowance for loan losses and other associated premiums and discounts. Due to the significant judgment involved in evaluating credit quality, loans are classified within level 3 of the fair value hierarchy.
Accrued Interest Receivable — For accrued interest receivable, the carrying amount is a reasonable estimate of fair value.
Federal Home Loan Bank (FHLB) Stock — Although FHLB stock is an equity interest in an FHLB, it is carried at cost because it does not have a readily determinable fair value as its ownership is restricted and it lacks a market. The estimated fair value approximates the carrying amount.
Bank Owned Life Insurance — The fair value of bank owned life insurance is based on the cash surrender value obtained from an independent advisor that are derivable from observable market inputs.
Deposits — The fair value of deposits with no stated maturity, such as noninterest-bearing demand deposits, savings, and NOW and money market accounts, is equal to the amount payable on demand. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

Advances from the Federal Home Loan Bank — The carrying amounts of advances from the Federal Home Loan Bank approximate the fair value.
Accrued Interest Payable — For accrued interest payable, the carrying amount is a reasonable estimate of fair value.
Advances from Borrowers for Taxes and Insurance — For advances from borrowers for taxes and insurance, the carrying amount is a reasonable estimate of fair value.
21.   COMMITMENTS AND CONTINGENCIES
Financial Instruments
In the normal course of business, there are outstanding commitments, contingent liabilities and other financial instruments that are not reflected in the accompanying financial statements. These include commitments to extend credit and standby letters of credit, which are some of the instruments used by the Company to meet the financing needs of its customers. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheet.
The Company’s exposure to credit loss in the event of nonperformance by the other parties to the financial instrument for these commitments is represented by the contractual amounts of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments. These commitments as of March 31, 2017 and 2016 were as follows:
	2017	2016
	Contractual Amount	Contractual Amount
Financial instruments whose notional or contract amounts represent credit risk:
Construction loan commitments	$290,862	$
Unused commercial lines of credit	1,378,259	1,212,000
Unused home equity lines of credit	4,255,673	4,969,000
Personal lines of credit	494	635
1-4 family residential mortgage commitments	528,000	1,232,000
Commercial real estate mortgage commitments	112,000
Standby letters of credit	55,000	55,000
Total	$6,620,288	$7,468,635

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Certain commitments have fixed expiration dates, or other termination clauses, and may require payment of a fee. Many of the commitments are expected to expire without being drawn upon; accordingly, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral or other security obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation. Collateral held varies but may include deposits held in financial institutions; U.S. Treasury securities; other marketable securities; accounts receivable; inventory; property and equipment; personal residences; income-producing commercial properties and land under development. Personal guarantees are also obtained to provide added security for certain commitments.
Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to guarantee the installation of real property improvements and similar transactions. The credit risk involved in issued letters of credit is essentially the same as that involved in extending loan facilities to customers. The Company holds collateral and obtains personal guarantees supporting those commitments for which collateral or other security is deemed necessary.

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

The Company has not been required to perform on any financial guarantees during the past two years. The Company has not incurred any losses on its commitments in either 2017 or 2016.
Litigation
The Company is subject to claims and lawsuits which arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position of the Company.
22.   RELATED PARTY TRANSACTIONS
The Company obtained legal services and insurance products from other entities which were affiliated with Directors of the Bank. The aggregate payment for these products and services amounted to $150,678 and $186,985, for the years ended March 31, 2017 and 2016, respectively.
23.   REGULATORY CAPITAL
The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet the minimum capital requirements can initiate certain mandatory, and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines involving quantitative measures of assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.
Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total and Tier 1 Capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of March 31, 2017 and 2016, that the Bank meets all capital adequacy requirements to which it was subject.
As of March 31, 2017, the Bank exceeded all regulatory capital requirements necessary to be considered a “well capitalized” bank, but was classified as “adequately capitalized” because it was subject to a written agreement with the OCC.
The Bank’s actual and required capital amounts and ratios as of March 31, 2017 and 2016 are as follows:
	Actual		For Capital Adequacy Purposes		Minimum to be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of March 31, 2017:
Total Capital (to Risk-Weighted Assets)	$12,373,000	17.60%	≥$ 5,624,000	≥8.0%	≥$ 7,030,000	≥10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$11,489,000	16.34%	≥$ 4,218,000	≥6.0%	≥$ 5,624,000	≥8.0%
Tier 1 Common (to Risk-Weighted Assets)	$11,489,000	16.34%	≥$ 3,164,000	≥4.5%	≥$ 4,570,000	≥6.5%
Tier 1 Capital (to Average Assets)	$11,489,000	9.23%	≥$ 4,979,000	≥4.0%	≥$ 6,223,000	≥5.0%

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

	Actual		For Capital Adequacy Purposes		Minimum to be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of March 31, 2016:
Total Capital (to Risk-Weighted Assets)	$11,859,000	17.26%	≥$ 5,498,000	≥8.0%	≥$ 6,873,000	≥10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$10,988,000	15.99%	≥$ 4,124,000	≥6.0%	≥$ 5,498,000	≥8.0%
Tier 1 Common (to Risk-Weighted Assets)	$10,988,000	15.99%	≥$ 3,092,000	≥4.5%	≥$ 4,467,000	≥6.5%
Tier 1 Capital (to Average Assets)	$10,988,000	8.67%	≥$ 5,068,000	≥4.0%	≥$ 6,335,000	≥5.0%
24.   REGULATORY MATTERS
Federal regulations place certain restrictions on dividends paid by the Bank to the Company. The total amount of dividends that may be paid at any date is generally limited to the earnings of the Bank year to date plus retained earnings for the prior two fiscal years, net of any prior capital distributions. In addition, dividends paid by the Bank to the Company would be prohibited if the distribution would cause the Bank’s capital to be reduced below the applicable minimum capital requirements.
The Bank is party to a formal written agreement (the “Agreement”) with the Office of the Comptroller of the Currency (the “OCC”) dated November 21, 2012. The Agreement supersedes and terminates the Order to Cease and Desist issued by the Office of Thrift Supervision on March 17, 2010.
The Agreement requires the Bank to take the following actions:
•
prepare a three-year strategic plan that establishes objectives for the Bank’s overall risk profile, earnings performance, growth, balance sheet mix, liability structure, reduction in the volume of nonperforming assets, and product line development;

•
prepare a capital plan that includes specific proposals related to the maintenance of adequate capital, identifies strategies to strengthen capital if necessary and includes detailed quarterly financial projections. If the OCC determines that the Bank has failed to submit an acceptable capital plan or fails to implement or adhere to its capital plan, then the OCC may require the Bank to develop a contingency capital plan detailing the Bank’s proposal to sell, merge or liquidate the Bank;

•
prepare a criticized asset plan that will include strategies, targets, and timeframes to reduce the Bank’s level of criticized assets;

•
implement a plan to improve the Bank’s credit risk management and credit administration practices;

•
implement programs and policies related to the Bank’s allowance for loan and lease losses, liquidity risk management, independent loan review and other real estate owned;

•
review the capabilities of the Bank’s management to perform present and anticipated duties and to recommend and implement any changes based on such assessment;

•
not pay any dividends or make any other capital distributions without the prior written approval of the OCC;

•
not make any severance or indemnification payments without complying with regulatory requirements regarding such payments; and

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

•
comply with prior regulatory notification requirements for any changes in directors or senior executive officers.

The Agreement will remain in effect until terminated, modified, or suspended in writing by the OCC.
The written agreement does not require the Bank to maintain any specific minimum regulatory capital ratios. However, by letter dated January 2, 2013, the OCC established higher individual minimum capital requirements for the Bank. Specifically, the Bank must maintain Tier 1 capital at least equal to 8% of adjusted total assets, Tier 1 capital at least equal to 12% of risk-weighted assets, and total capital at least equal to 13% of risk-weighted assets. At March 31, 2017, the Bank’s Tier 1 leverage capital ratio, Tier 1 risk-based capital ratio and total risk based-capital ratio were 9.23%, 16.34% and 17.60%, respectively.
25.   CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) BALANCES
The following presents the changes in accumulated other comprehensive income (loss) by component net of tax:
	Unrealized Gains (Losses) On Available For Sale Securities	Defined Benefit Pension Plans	Accumulated Other Comprehensive Income (Loss)
Balance as of April 1, 2016	$16,989	$(136,651)	$(119,662)
Other comprehensive income before reclassification	(13,347)	4,942	(8,405)
Total other comprehensive income	(13,347)	4,942	(8,405)
Balance as of March 31, 2017	$3,642	$(131,709)	$(128,067)

26.   FINANCIAL INFORMATION OF PARENT COMPANY
Delanco Bancorp, Inc. (Parent Company Only)
	For the Years Ended March 31,
	2017	2016
Statement of Financial Condition
Assets:
Cash and cash equivalents	$399,459	$480,129
Investment in Bank	9,586,332	9,536,490
Deferred income taxes	50,582	32,219
Total assets	$10,036,373	$10,048,838
Stockholders’ equity:
Total stockholders’ equity	10,036,373	10,048,838
Total liabilities and stockholders’ equity	$10,036,373	$10,048,838

Delanco Bancorp, Inc. and Subsidiary

Notes to Consolidated Financial Statements – (Continued)
March 31, 2017 and 2016

	For the Years Ended March 31,
	2017	2016
Income Statement
Interest on ESOP loan	$19,142	$20,556
Other interest income	440	456
Total income	$19,582	$21,012
Management fee	45,000	45,000
Compensation expense	45,907	35,220
Total expense	90,907	80,220
Loss before income tax benefit and equity in undistributed net loss of subsidiary	(71,325)	(59,208)
Equity in undistributed net income of subsidiary	171,451	27,549
Income tax benefit	17,863	13,589
Net income (loss)	$117,989	$(18,070)
Cash Flows
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Share based compensation expense	$45,907	$35,220
Operating activities:
Net income (loss)	117,989	(18,070)
Undistributed net income of subsidiary	(171,451)	(27,549)
Increase in deferred income taxes	(18,363)	(14,089)
Net cash used in operating activities	(25,918)	(24,488)
Investing activities:
Distribution to subsidiary	(100,000)
Net cash used in investing activities	(100,000)
Financing activities:
Proceeds from ESOP loan	45,248	43,834
Net cash provided by financing activities	45,248	43,834
Net increase (decrease) in cash and cash equivalents	(80,670)	19,346
Cash and cash equivalents, beginning of year	480,129	460,783
Cash and cash equivalents, end of year	$399,459	$480,129

Annex E
First Bank Dissenters’ Rights
N.J.S.A. 17:9A-140.   Rights of dissenting stockholders; settlement by agreement
A.   stockholder who
(1)
is entitled to vote at the meeting of stockholders prescribed by Section 137; and who

(2)
serves a written notice of dissent from the merger agreement, in the manner, at the place, and within the time prescribed in Subsections B and C of this Section; and who

(3)
does not vote to approve the merger agreement at the meeting prescribed by Section 137, or at any adjournment thereof,

(4)
may, within thirty days after the filing of the agreement in the department as provided by Section 137, serve a demand upon the receiving bank at its principal office, for the payment to him of the value of his shares of stock. The receiving bank may, within ten days after the receipt of such demand, offer to pay the stockholder a sum for his shares, which, in the opinion of the board of directors of the receiving bank, does not exceed the amount which would be paid upon such shares if the business and assets of the bank whose stock such stockholder holds were liquidated on the day of the filing of the agreement pursuant to Section 137.

B.
Service of the notice of dissent prescribed by paragraph (2) of subsection A of this section shall be made at the principal office of the bank whose stock is held by the dissenting stockholder, and shall be made not later than the third day prior to the day fixed for the meeting of the stockholders of such bank pursuant to Section 137.

C.
Service of the notice of dissent and of the demand for payment prescribed by this section may be made by registered mail or personally by the dissenting stockholder or his agent.

N.J.S.A. 17:9A-141.   Appointment of appraisers
If a stockholder fails to accept the sum offered for his shares pursuant to section one hundred forty, he may, within three weeks after the receipt by him of the bank’s offer of payment, or, if no offer is made by the bank, within three weeks after the date upon which his demand was served upon the bank as specified in section one hundred forty, institute an action in the Superior Court for the appointment of a board of three appraisers to determine the value of his shares of stock as of the day of the filing of the merger agreement pursuant to section one hundred thirty-seven. The Court may proceed in the action in a summary manner or otherwise. Any other stockholder who has the right to institute a similar action may intervene. The Court shall, in respect to any one bank, appoint a single board of three appraisers to determine the value of the shares of all stockholders of such bank who are parties to such action.
N.J.S.A. 17:9A-142.   Duties of appraisers; report; objections; compensation; vacancies
A.
The appraisers shall be sworn to the faithful discharge of their duties. They shall meet at such place or places, and shall give such notice of their meetings as the Court may prescribe. The bank and each stockholder who is a party to the action instituted pursuant to section one hundred forty-one, may be represented by attorneys in the proceedings before such appraisers, and may present such evidence to them as shall be material to the issue. The determination of any two of the appraisers shall control. Upon the conclusion of their deliberations, the appraisers shall file in the Superior Court a report and appraisal of the value of the shares of stock, and shall mail a copy thereof to the bank and to each stockholder who is a party to said action.

B.
The bank and each stockholder who is a party to said action shall have ten days after the filing of the report and appraisal within which to object thereto in the Superior Court. In the absence of any objections, the report and appraisal shall be binding upon the bank and upon such stockholders, and the bank shall pay each such stockholder the value of his shares, as reported by

E-1

the appraisers, with interest from the date of the filing of the merger agreement pursuant to section one hundred thirty-seven, at such rate, not in excess of the legal rate, as shall be fixed by the appraisers. If objections are made, the Court shall make such order or judgment thereon as shall be just.
C.
The Superior Court shall fix the compensation of the appraisers, which shall be paid by the bank, and shall be vested with full jurisdiction over all matters arising out of an action instituted pursuant to section one hundred forty-one. In the case of a vacancy in the board of appraisers, the Superior Court shall, on its own motion, or upon motion of a stockholder, or of the receiving bank, fill such vacancy.

N.J.S.A. 17:9A-143.   Assignment of stock to bank
Upon payment by the bank of the value of shares of stock pursuant to this article, the holder thereof shall assign such shares to the bank.
N.J.S.A. 17:9A-144.   Effect of stockholder’s failure to act
A stockholder who fails to act pursuant to sections 140 or 141 shall be forever barred from bringing any action to enforce his right to be paid the value of his shares in lieu of continuing his status as a stockholder in the receiving bank.
N.J.S.A. 17:9A-145.   Obligation of bank to pay stockholder
An offer by the bank and an acceptance thereof by the stockholder pursuant to section 140 and the determination of value upon proceedings brought pursuant to sections 141 and 142 shall constitute a debt of the receiving bank for the recovery of which an action will lie.
E-2

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02SA8B1 U P X +Special Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+B Non-Voting ItemsA Proposals — MANAGEMENT RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.Change of Address — Please print new address below. Comments — Please print your comments below.IMPORTANT SPECIAL MEETING INFORMATIONFor Against Abstain1. Approval of the Agreement and Plan of Reorganization,dated as of October 18, 2017 (the “Merger Agreement”), asit may be amended from time to time, by and between FirstBank and Delanco Bancorp, Inc.3. Approval of an adjournment of the special meeting, ifnecessary or appropriate, to solicit additional proxies if thereare insufficient votes at the time of the special meeting toapprove the Merger Agreement.For Against Abstain2. Approval of a non-binding, advisory proposal to approve thecompensation certain executive officers of Delanco Bancorp,Inc. may receive if the Merger Agreement is consummated.MMMMMMMMMMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMM 3 7 2 9 5 8 1MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMC 1234567890 J N TC123456789Electronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by5:00 p.m., Eastern Time, on April 24, 2018.Vote by Internet• Go to www.investorvote.com/DLNO• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded messageqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

.SPECIAL MEETING OF STOCKHOLDERSAPRIL 24, 20185:00 P.M., LOCAL TIMETHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.The undersigned hereby appoints the official proxy committee of Delanco Bancorp, Inc., consisting of Thomas J. Coleman, III, James E. Igo and Eva Modi,or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Delanco Bancorp, Inc.which the undersigned is entitled to vote only at the Special Meeting of Stockholders to be held on April 24, 2018 at 5:00 p.m., local time, at 615 BurlingtonAvenue, Delanco, New Jersey and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meetingas follows:Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will haveauthority to vote FOR the approval of the Agreement and Plan of Reorganization, FOR the approval of the non-binding advisory proposal toapprove compensation of certain executive officers and FOR the approval of an adjournment of the special meeting, if necessary, to solicitadditional proxies.In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPEREVOCABLE PROXY — DELANCO BANCORP, INC.IMPORTANT SPECIAL MEETING INFORMATIONIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERSPECIAL MEETING TO BE HELD ON APRIL 24, 2018.THE PROXY STATEMENT/PROSPECTUS IS AVAILABLE AT:www.investorvote.com/DLNOqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02SA9B1 U P X +q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qSpecial Meeting Proxy Card.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.IMPORTANT SPECIAL MEETING INFORMATION+A Proposals — MANAGEMENT RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.For Against Abstain1. Approval of the Agreement and Plan of Reorganization,dated as of October 18, 2017 (the “Merger Agreement”), asit may be amended from time to time, by and between FirstBank and Delanco Bancorp, Inc.3. Approval of an adjournment of the special meeting, ifnecessary or appropriate, to solicit additional proxies if thereare insufficient votes at the time of the special meeting toapprove the Merger Agreement.For Against Abstain2. Approval of a non-binding, advisory proposal to approve thecompensation certain executive officers of Delanco Bancorp,Inc. may receive if the Merger Agreement is consummated.MMMMMMMMMMMM3 7 2 9 5 8 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q.REVOCABLE PROXY — DELANCO BANCORP, INC.SPECIAL MEETING OF STOCKHOLDERSAPRIL 24, 20185:00 P.M., LOCAL TIMETHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.The undersigned hereby appoints the official proxy committee of Delanco Bancorp, Inc., consisting of Thomas J. Coleman, III, James E. Igo and Eva Modi,or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Delanco Bancorp, Inc.which the undersigned is entitled to vote only at the Special Meeting of Stockholders to be held on April 24, 2018 at 5:00 p.m., local time, at 615 BurlingtonAvenue, Delanco, New Jersey and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meetingas follows:Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will haveauthority to vote FOR the approval of the Agreement and Plan of Reorganization, FOR the approval of the non-binding advisory proposal toapprove compensation of certain executive officers and FOR the approval of an adjournment of the special meeting, if necessary, to solicitadditional proxies.In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

02SOBADear ESOP Participant:On behalf of the Board of Directors, please find enclosed a voting instruction cardfor the purpose of conveying your voting instructions to the trustees of the Delanco FederalSavings Bank Employee Stock Ownership Plan (the “ESOP”), on the proposals presentedat the Special Meeting of Stockholders of Delanco Bancorp, Inc. (the “Company”) onApril 24, 2018. Also enclosed is a Proxy Statement/Prospectus for the Company’s SpecialMeeting of Stockholders.As a participant in the ESOP, you are entitled to instruct the trustees how to vote theshares of Company common stock allocated to your account as of February 28, 2018, the recorddate for the Annual Meeting. All allocated shares of Company common stock will be votedas directed by participants, so long as participant instructions are received by the trusteeson or before April 17, 2018. If you do not direct the trustees as to how to vote the sharesof Company common stock allocated to your ESOP account, the trustees will vote yourshares in a manner calculated to most accurately reflect the instructions it receives fromother participants, subject to its fiduciary duties.The ESOP trustees will vote the unallocated shares of common stock held in theESOP trust in a manner calculated to most accurately reflect the voting instructions receivedfrom ESOP participants, subject to its fiduciary duties. Your vote will be tabulated by theCompany's transfer agent and will not be revealed, directly or indirectly, to any employeeor director of the Company or Delanco Federal Savings Bank.Please complete, sign and return the enclosed ESOP voting instruction card in theaccompanying postage paid envelope.Sincerely,James E. IgoChairman, President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02SOAA1 U P X +q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qSpecial Meeting Voting Instruction Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below.IMPORTANT SPECIAL MEETING INFORMATION+ A Proposals — MANAGEMENT RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.For Against Abstain1. Approval of the Agreement and Plan of Reorganization,dated as of October 18, 2017 (the “Merger Agreement”), asit may be amended from time to time, by and between FirstBank and Delanco Bancorp, Inc.For Against Abstain2. Approval of a non-binding, advisory proposal to approve thecompensation certain executive officers of Delanco Bancorp,Inc. may receive if the Merger Agreement is consummated.3. Approval of an adjournment of the special meeting, ifnecessary or appropriate, to solicit additional proxies if thereare insufficient votes at the time of the special meeting toapprove the Merger Agreement.MMMMMMMMMMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMM 3 7 2 9 5 8 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMC 1234567890 J N TC123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q.SPECIAL MEETING OF STOCKHOLDERSAPRIL 24, 20185:00 P.M., LOCAL TIMEThe undersigned hereby directs the Trustees of the Delanco Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote all shares ofDelanco Bancorp, Inc. (the “Company”) credited to the undersigned’s account for which the undersigned is entitled to vote only at the Special Meeting ofStockholders to be held on April 24, 2018 at 5:00 p.m., local time, at 615 Burlington Avenue, Delanco, New Jersey and at any adjournments thereof, withall of the powers the undersigned would possess if personally present at such meeting as follows:This voting instruction card, when properly executed and returned, will be voted as directed by the participant.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPEVOTING INSTRUCTION CARD — DELANCO BANCORP, INC.